    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 16, 1995
                                                      Registration Nos. 33-23512
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                           Pre-Effective Amendment No.
                         Post-Effective Amendment No. 23
                                                      --
                                     and/or

                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 24
                                              --

                                  THE GCG TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                            280 Park Avenue, 14 West
                               New York, NY 10017
                                  212-454-8200
          (ADDRESS AND TELEPHONE NUMBER OF PRINCIPAL EXECUTIVE OFFICES)

                                             COPY TO:
MITCHELL M. COX, ESQ.                        Jeffrey S. Puretz, Esq.
Golden American Life Insurance Company       dechert Price & Rhoads
280 Park Avenue, 14 West,                    1500 K Street, N.W. Suite 500
New York, NY 10017                           Washington, D.C. 20005
(NAME AND ADDRESS OF AGENT FOR
SERVICES OF PROCESS)

                                   -----------

        Approximate date of commencement of proposed sale to the public:
   A soon as practical after the effective date of the Registration Statement

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE:
               / /  immediately upon filing pursuant to paragraph (b)
               / /  on __________ pursuant to paragraph (b)
               / /  60 days after filing pursuant to paragraph (a)(i)
               / /  on __________ pursuant to paragraph (a)(i)
               / /  75 days after filing pursuant to paragraph (a)(ii)
               /X/  on JANUARY 2, 1996 pursuant to paragraph (a)(ii) of Rule 485

IF APPROPRIATE, CHECK THE FOLLOWING BOX:
               / / this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

                                   -----------

                       DECLARATION PURSUANT TO RULE 24f-2

The Registrant has previously filed a declaration of indefinite registration of its shares of beneficial interest pursuant under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 Notice for the year ended December 31, 1994 was filed on February 24,1995.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  THE GCG TRUST

                              CROSS-REFERENCE SHEET

                                     PART A

              REQUIRED BY RULE 404 UNDER THE SECURITIES ACT OF 1933

        PROSPECTUS FOR MULTIPLE ALLOCATION SERIES, FULLY MANAGED SERIES, LIMITED MATURITY BOND SERIES, ALL-GROWTH SERIES, NATURAL RESOURCES SERIES,
    REAL ESTATE SERIES, CAPITAL APPRECIATION SERIES, RISING DIVIDENDS SERIES,
     EMERGING MARKETS SERIES, VALUE EQUITY SERIES, STRATEGIC EQUITY SERIES,
                    SMALL CAP SERIES, AND LIQUID ASSET SERIES

     ITEM                                    HEADING

1.   Cover Page                              Cover Page
2.   Synopsis                                Prospectus Synopsis
3.   Condensed Financial Information         Financial Highlights
4.   General Description of Registrant       Investment Objectives and Policies;
                                             Investment Restrictions;
                                             Description of Securities and
                                             Investment Techniques
5.   Management of the Fund                  Management of the Trust
5A.  Management's Discussion of Fund         See Annual Report to Contractowners
       Performance
6.   Capital Stock and Other Securities      Other Information; Federal Income
                                             Tax Status; Portfolio Transactions;
                                             Dividends and Distributions
7.   Purchase of Securities Being Offered    Purchase of Shares; Exchanges
8.   Redemption or Repurchase                Redemption of Shares
9.   Legal Proceedings                       Not Applicable

                                   -----------

                      PROSPECTUS FOR MARKET MANAGER SERIES

The Prospectus for the Market Manager Series is not affected by this Post-Effective Amendment and is included in The GCG Trust's Post-Effective Amendment No. 20, which was filed with the Securities and Exchange Commission on April 28, 1995.

                                     PART B

                     STATEMENT OF ADDITIONAL INFORMATION FOR
                MULTIPLE ALLOCATION SERIES, FULLY MANAGED SERIES,
            LIMITED MATURITY BOND SERIES, ALL-GROWTH SERIES, NATURAL
           RESOURCES SERIES, REAL ESTATE SERIES, CAPITAL APPRECIATION
            SERIES, RISING DIVIDENDS SERIES, EMERGING MARKETS SERIES,
                  VALUE EQUITY SERIES, STRATEGIC EQUITY SERIES,
                     SMALL CAP SERIES, LIQUID ASSET SERIES,
                            AND MARKET MANAGER SERIES

10.  Cover Page                              Cover Page
11.  Table of Contents                       Table of Contents
12.  General Information and History         Management of the Trust
13.  Investment Objectives and Policies      and Investment Techniques;
                                             Investment Restrictions
14.  Management of the Registrant            Management of the Trust
15.  Control Persons and Principal           Other Information
       Holders of Securities
16.  Investment Advisory and Other           Management of the Trust
17.  Brokerage Allocation                    Brokerage and Research Services
18.  Capital Stock and Other Securities      Voting Rights
19.  Purchase, Redemption and Pricing        Purchases and Redemptions
20.  Tax Status                              Taxation
21.  Underwriters                            Not Applicable
22.  Calculation of Performance Data         Performance Information
23.  Financial Statements                    Financial Statements

                                 PROSPECTUS AND
                     STATEMENT OF ADDITIONAL INFORMATION FOR
                                THE FUND FOR LIFE

The Prospectus and Statement of Additional Information for The Fund For Life are not affected by this Post-Effective Amendment and are included in The GCG Trust's Post-Effective Amendment No. 20, which was filed with the Securities and Exchange Commission on April 28, 1995.

                                     PART A


                                   PROSPECTUS

                MULTIPLE ALLOCATION SERIES, FULLY MANAGED SERIES,
                LIMITED MATURITY BOND SERIES, ALL-GROWTH SERIES,
                 NATURAL RESOURCES SERIES, REAL ESTATE SERIES,
              CAPITAL APPRECIATION SERIES, RISING DIVIDENDS SERIES,
                 EMERGING MARKETS SERIES, VALUE EQUITY SERIES,
                   STRATEGIC EQUITY SERIES, SMALL CAP SERIES,
                             AND LIQUID ASSET SERIES

                                 THE GCG TRUST
 280 PARK AVENUE                                        NEW YORK, NEW YORK 10017


This Prospectus offers shares of thirteen portfolios (the "Series") of The GCG Trust (the "Trust"), which is an open-end, management investment company. Each Series has its own investment objective or objectives and investment policies. Shares of the Series may be sold to separate accounts of insurance companies to serve as the investment medium for variable life insurance policies and variable annuity contracts issued by the insurance companies ("Variable Contracts") and to certain qualified pension and retirement plans. In the case of Variable Contracts, the separate accounts invest in shares of one or more of the Series in accordance with allocation instructions received from owners of the insurance policies and annuity contracts. Such allocation rights are described further in the Prospectus for the separate account.



The Series are managed by Directed Services, Inc. ("DSI"), which is an indirect, wholly owned subsidiary of Bankers Trust Company. For more information regarding DSI and Bankers Trust Company, see "The Manager." DSI and the Trust have retained several investment advisory firms ("Portfolio Managers") to provide investment advisory services to the Series. The thirteen Series and their respective Portfolio Managers are as follows:



SERIES                                  PORTFOLIO MANAGER
--------------------------------------  -----------------------------------------------------------
MULTIPLE ALLOCATION SERIES              ZWEIG ADVISORS INC.
FULLY MANAGED SERIES                    T. ROWE PRICE ASSOCIATES, INC.
LIMITED MATURITY BOND SERIES            BANKERS TRUST COMPANY
NATURAL RESOURCES SERIES                VAN ECK ASSOCIATES CORPORATION
REAL ESTATE SERIES                      E.I.I. REALTY SECURITIES, INC.
ALL-GROWTH SERIES                       WARBURG, PINCUS COUNSELLORS, INC.
CAPITAL APPRECIATION SERIES             CHANCELLOR TRUST COMPANY
RISING DIVIDENDS SERIES                 KAYNE, ANDERSON INVESTMENT MANAGEMENT, L.P.
EMERGING MARKETS SERIES                 BANKERS TRUST COMPANY
VALUE EQUITY SERIES                     EAGLE ASSET MANAGEMENT, INC.
STRATEGIC EQUITY SERIES                 ZWEIG ADVISORS INC.
SMALL CAP SERIES                        FRED ALGER MANAGEMENT, INC.
LIQUID ASSET SERIES                     BANKERS TRUST COMPANY


Information about the investment objective or objectives, investment policies, and restrictions of each Series, along with a detailed description of the types of securities and other assets in which each Series may invest, are set forth in this Prospectus. There can be no assurance that the investment objective or objectives for any Series will be achieved.

Investment in the Liquid Asset Series (or in any other Series) is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Liquid Asset Series will be able to maintain a stable net asset value of $1.00 per share.


This Prospectus sets forth concisely the information a prospective investor should know before investing in any of the Series. A Statement of Additional Information, dated January 2, 1996, containing additional and more detailed information about the Series has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Prospectus. The Statement of Additional Information is available without charge and may be obtained by writing to the Trust at the address printed above or by calling the Trust at the Customer Service Center at the telephone number shown in the accompanying prospectus.


THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE SEPARATE ACCOUNT. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

THE SERIES' SHARES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO MARKET FLUCTUATION, REINVESTMENT RISK AND POSSIBLE LOSS OF PRINCIPAL INVESTED.

  THESE  SECURITIES   HAVE   NOT  BEEN   APPROVED   OR  DISAPPROVED   BY   THE
   SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE
    ACCURACY  OR  ADEQUACY OF  THIS PROSPECTUS.  ANY REPRESENTATION  TO THE
                                      CONTRARY IS A CRIMINAL OFFENSE.


                 THE DATE OF THIS PROSPECTUS IS JANUARY 2, 1996

 TABLE OF CONTENTS

                                                          PAGE
PROSPECTUS SYNOPSIS..................................           1

FINANCIAL HIGHLIGHTS.................................           3

INVESTMENT OBJECTIVES AND POLICIES...................          13
  Multiple Allocation Series.........................          13
  Fully Managed Series...............................          15
  Limited Maturity Bond Series.......................          16
  Natural Resources Series...........................          17
  Real Estate Series.................................          19
  All-Growth Series..................................          20
  Capital Appreciation Series........................          20
  Rising Dividends Series............................          21
  Emerging Markets Series............................          22
  Value Equity Series................................          23
  Strategic Equity Series............................          24
  Small Cap Series...................................          25
  Liquid Asset Series................................          26

MANAGEMENT OF THE TRUST..............................          27
  The Manager........................................          27
  The Portfolio Managers.............................          29
    ZWEIG ADVISORS INC. .............................          29
    T. ROWE PRICE ASSOCIATES, INC. ..................          30
    BANKERS TRUST COMPANY............................          30
    VAN ECK ASSOCIATES CORPORATION...................          31
    WARBURG, PINCUS COUNSELLORS, INC. ...............          32
    CHANCELLOR TRUST COMPANY.........................          32
    KAYNE, ANDERSON INVESTMENT MANAGEMENT, L.P. .....          32
    EAGLE ASSET MANAGEMENT, INC. ....................          33
    E.I.I. REALTY SECURITIES, INC. ..................          33
    FRED ALGER MANAGEMENT, INC. .....................          34
  Other Expenses.....................................          34
  Distributor........................................          34
  Custodian and Other Service Providers..............          34

DESCRIPTION OF SECURITIES AND INVESTMENT
 TECHNIQUES..........................................          35
  Mortgage-Backed Securities.........................          35
    MORTGAGE PASS-THROUGH SECURITIES.................          35
    OTHER MORTGAGE-BACKED SECURITIES.................          35
    RISKS OF MORTGAGE-BACKED SECURITIES..............          35
  Other Asset-Backed Securities......................          36

                                                          PAGE
  High Yield Bonds...................................          36
  Repurchase Agreements..............................          36
  Restricted and Illiquid Securities.................          37
  Short Sales........................................          37
  Foreign Securities.................................          37
  Investment in Gold and Other Precious Metals.......          39
  Futures Contracts..................................          40
    RISKS ASSOCIATED WITH FUTURES AND FUTURES
     OPTIONS.........................................          40
  Options on Securities..............................          41
    RISKS OF OPTIONS TRANSACTIONS....................          42
  Foreign Currency Transactions......................          42
  Options on Foreign Currencies......................          43
  Borrowing..........................................          43

INVESTMENT RESTRICTIONS..............................          44

PURCHASE OF SHARES...................................          44

NET ASSET VALUE......................................          45

REDEMPTION OF SHARES.................................          46

EXCHANGES............................................          46

PORTFOLIO TRANSACTIONS...............................          46
  Brokerage Services.................................          46
  Portfolio Turnover.................................          47

DIVIDENDS AND DISTRIBUTIONS..........................          47

FEDERAL INCOME TAX STATUS............................          48

OTHER INFORMATION....................................          49
  Capitalization.....................................          49
  Voting Rights......................................          49
  Chancellor Administrative Order....................          49
  Performance Information............................          50

LEGAL COUNSEL........................................          50

INDEPENDENT AUDITORS.................................          50

FINANCIAL STATEMENTS.................................          50


                                       I

 PROSPECTUS SYNOPSIS

THE TRUST


The GCG Trust (the "Trust") is an open-end management investment company, organized as a Massachusetts business trust on August 3, 1988. This Prospectus offers shares of thirteen portfolios (the "Series") of the Trust, each with its own investment objective or objectives and investment policies. There can be no assurance that any particular Series' investment objective or objectives will be attained. The Board of Trustees may establish additional Series at any time and may discontinue offering a Series at any time.


The purpose of the Trust is to serve as an investment medium for (i) variable life insurance policies and variable annuity contracts ("Variable Contracts") offered by insurance companies, and (ii) certain qualified pension and retirement plans, as permitted under the federal tax rules relating to the Series serving as investment mediums for Variable Contracts. See "Purchase of Shares." In the case of Variable Contracts, the various Series may be used independently or in combination. Within the limitations described in the Prospectus for the applicable Variable Contract, an owner of a Variable Contract ("Variable Contract Owner") may allocate premiums and reallocate investment value under his or her Variable Contract among various divisions of the applicable separate account, which, in turn, invest in the various Series. The assets of each Series are segregated and a Variable Contract Owner's interest is limited to the Series in which the divisions selected by the Variable Contract Owner have invested.

INVESTMENT OBJECTIVES

The investment objective or objectives of each of the Series are as follows:

The MULTIPLE ALLOCATION SERIES seeks the highest total return, consisting of capital appreciation and current income, consistent with the preservation of capital and elimination of unnecessary risk. The Series seeks to achieve this objective through investment in debt and equity securities and the use of certain sophisticated investment strategies and techniques.

The FULLY MANAGED SERIES seeks, over the long term, a high total investment return, consistent with the preservation of capital and prudent investment risk. The Series seeks to achieve this objective by investing primarily in common stocks. The Series may also invest in fixed income securities and money market instruments to preserve its principal value during uncertain or declining market conditions. The Series' strategy is based on the premise that, from time to time, certain asset classes are more attractive long term investments than others.

The LIMITED MATURITY BOND SERIES seeks the highest current income consistent with low risk to principal and liquidity. The Series seeks to achieve this objective by investing primarily in a diversified portfolio of limited maturity debt securities. The Series also seeks to enhance its total return through capital appreciation when market factors indicate that capital appreciation may be available without significant risk to principal.

The NATURAL RESOURCES SERIES seeks long-term capital appreciation. The Series seeks to achieve this objective by investing in equity and debt securities of companies engaged in the exploration, development, production, and distribution of natural resources.

The REAL ESTATE SERIES seeks capital appreciation. The Series seeks to achieve this objective through investment in publicly traded equity securities of companies in the real estate industry. Current income is a secondary objective.

The ALL-GROWTH SERIES seeks capital appreciation. The Series seeks to achieve this objective through investment in securities selected for their long-term growth prospects.

The CAPITAL APPRECIATION SERIES seeks to generate long-term capital growth. The Series seeks to achieve this objective by investing in common stock and preferred stock that will be allocated between categories or "components" of stocks referred to as the growth component and the value component.

The RISING DIVIDENDS SERIES seeks capital appreciation. The Series seeks to achieve this objective by investing in equity securities of high quality companies that meet the following four criteria: consistent dividend increases; substantial dividend increases; reinvested profits; and an under-leveraged balance sheet.

The EMERGING MARKETS SERIES seeks long-term growth of capital. The Series seeks to achieve this objective by investing primarily in equity securities of companies that are considered to be in emerging market countries.

The VALUE EQUITY SERIES seeks capital appreciation and, secondarily, dividend income by investing primarily in equity securities which meet quantitative standards believed by the Portfolio Manager to indicate above average financial soundness and high intrinsic value relative to price.

The STRATEGIC EQUITY SERIES seeks to achieve capital appreciation primarily through investment in equity securities based on various equity market timing techniques. The amount of the Series' assets allocated to equities shall vary from time to time to seek positive investment performance from advancing equity markets and to reduce exposures to equities when the Portfolio Manager believes that their risk/reward characteristics are less attractive.


The SMALL CAP SERIES seeks to acheive long-term capital appreciation by investing in equity securities of companies that, at the time of purchase, have total market capitalization of less than $1 billion. Many of the securities in which the Series invests may be those of new companies in a developmental stage or more seasoned companies believed by the Portfolio Manager to be entering a new stage of growth.


The LIQUID ASSET SERIES seeks a high level of current income consistent with the preservation of capital and liquidity.

THE MANAGER AND PORTFOLIO MANAGERS


The Manager of the Series is Directed Services, Inc. (the "Manager"), which is an indirect, wholly owned subsidiary of Bankers Trust Company. The Trust and the Manager have retained several investment advisory firms ("Portfolio Managers") to manage the assets of the Series. The thirteen Series and their Portfolio Managers are as follows:



SERIES                       PORTFOLIO MANAGER
---------------------------  --------------------------
Multiple Allocation Series   Zweig Advisors Inc.
Fully Managed Series         T. Rowe Price Associates,
                               Inc.
Limited Maturity Bond        Bankers Trust Company
  Series
Natural Resources Series     Van Eck Associates
                               Corporation
Real Estate Series           E.I.I. Realty Securities,
                               Inc.
All-Growth Series            Warburg, Pincus
                               Counsellors, Inc.
Capital Appreciation Series  Chancellor Trust Company
Rising Dividends Series      Kayne, Anderson Investment
                               Management, L.P.
Emerging Markets Series      Bankers Trust Company
Value Equity Series          Eagle Asset Management,
                               Inc.
Strategic Equity Series      Zweig Advisors Inc.
Small Cap Series             Fred Alger Management,
                               Inc.
Liquid Asset Series          Bankers Trust Company



As Manager of the Series, Directed Services, Inc. has overall responsibility, subject to the supervision of the Board of Trustees, for engaging portfolio managers and for monitoring and evaluating the management of the assets of each Series by the Portfolio Managers, for administering all operations of the Series, and for providing or procuring all services necessary for the ordinary operation of the Series. Pursuant to a Management Agreement, the Trust currently pays the Manager for its services a monthly fee at the annual rate of 1.0% of the value of the average daily net assets of the Multiple Allocation, Fully Managed, Natural Resources, Real Estate, All-Growth, Capital Appreciation, Rising Dividends, Value Equity, Strategic Equity, and Small Cap Series, in the aggregate; 0.60% of the value of the average daily net assets of the Limited Maturity Bond and Liquid Asset Series, in the aggregate; and 1.50% of the value of the average daily net assets of the Emerging Markets Series.


Each Portfolio Manager of each Series has full investment discretion and makes all determinations with respect to the investment of the Series' assets and the purchase and sale of portfolio securities consistent with the investment objectives, policies, and restrictions for such Series. The Portfolio Managers are compensated by the Manager (and not the Trust).

The Trust is distinct in that the expense structure of the Series is simpler and more predictable than most mutual funds. Many of the ordinary expenses for the Trust's Series, including custodial, administrative, transfer agency, portfolio accounting, auditing, and ordinary legal expenses are paid by the Manager; whereas, most mutual funds pay for these expenses directly from their own assets.

PURCHASE AND REDEMPTION OF SHARES

Shares of each Series are offered at the net asset value of each Series. Shares of each Series may be redeemed without cost at the net asset value per share of the Series next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price.

SPECIAL CHARACTERISTICS AND
INVESTMENT RISKS


Certain of the Series may engage in investment techniques that involve certain risks that are described more fully in the section "Description of Securities and Investment Techniques." For instance, the Multiple Allocation, Fully Managed, Limited Maturity Bond, Natural Resources, All-Growth, Capital Appreciation, Emerging Markets, Value Equity, Strategic Equity, and Small Cap Series may engage in various types of futures transactions. All these Series, except the All-Growth Series, may also lend their portfolio securities. The Multiple Allocation, Fully Managed, All-Growth, Natural Resources, Rising Dividends, Value Equity, Strategic Equity, and Small Cap Series may invest in non-U.S. dollar-denominated securities of foreign issuers, and the Emerging Markets Series will normally invest primarily in such securities. The Multiple Allocation, Fully Managed, Natural Resources, Rising Dividends, Emerging Markets, Value

Equity, Strategic Equity, and Small Cap Series may engage in foreign currency transactions and options on foreign currencies. The Multiple Allocation, Fully Managed, Limited Maturity Bond, Natural Resources, Real Estate, All-Growth, Capital Appreciation, Emerging Markets, Value Equity, Strategic Equity, and Small Cap Series may engage in various put and call options transactions. The Fully Managed and Emerging Markets Series may invest in high yield bonds and the Real Estate Series may invest in high yield convertible bonds. The Natural Resources Series may invest in precious metals and futures contracts on precious metals and the Multiple Allocation and Strategic Equity Series may invest in gold futures contracts. In addition, the Multiple Allocation, Natural Resources, All-Growth, Capital Appreciation, Strategic Equity, and Small Cap Series may engage in short sales of securities.


 FINANCIAL HIGHLIGHTS


The following tables present condensed financial information with respect to each of the Series. Information in the tables for the years ended December 31, 1994 and 1993 is derived from the Trust's financial statements for the Series that have been audited by Ernst & Young LLP. Information in the tables for the years ended December 31, 1992, 1991, 1990, and 1989 is derived from the Trust's financial statements for the Series that have been audited by another independent auditor. Information for the six-month period ended June 30, 1995 has not been audited. The condensed financial information below does not include deductions at the Separate Account level or contract specific deductions that may be incurred under a Variable Contract for which the Trust serves as an underlying investment vehicle. These charges would reduce the total return to any owner of a Variable Contract. The following tables should be read in conjunction with the Trust's financial statements, which are incorporated by reference in the Trust's Statement of Additional Information from the Trust's Annual Report dated as of December 31, 1994. The financial statements dated as of June 30, 1995 are also incorporated by reference in the Trust's Statement of Additional Information from the Trust's Semi-Annual Report dated as of June 30, 1995. The Trust's Annual Report, which contains further information about the Series' performance, is available to Shareholders upon request and without charge.

MULTIPLE ALLOCATION SERIES

                                                                  MULTIPLE ALLOCATION SERIES
                                     -------------------------------------------------------------------------------------
                                     SIX MONTHS
                                       ENDED                               YEAR ENDED DECEMBER 31
                                      06/30/95    ------------------------------------------------------------------------
                                     (UNAUDITED)     1994         1993         1992        1991        1990        1989*
                                     ----------   ----------   ----------   ----------   ---------   ---------   ---------
Per Share Operating Performance
  Net asset value, beginning of
   period..........................  $  11.33     $  11.89     $  11.41     $  11.73     $ 10.26     $ 10.34     $ 10.00
                                     ----------   ----------   ----------   ----------   ---------   ---------   ---------
    Net investment income..........      0.29         0.42         0.24         0.42        0.49        0.57        0.58
    Net gain (loss) on securities
     -- realized and unrealized....      0.93        (0.56)        1.03        (0.18)       1.57       (0.08)       0.44
                                     ----------   ----------   ----------   ----------   ---------   ---------   ---------
  Total from investment
   operations......................      1.22        (0.14)        1.27         0.24        2.06        0.49        1.02
                                     ----------   ----------   ----------   ----------   ---------   ---------   ---------
  Less distributions:
    Dividends from investment
     income........................     --           (0.42)       (0.24)       (0.42)      (0.49)      (0.57)      (0.58)
    Distributions from capital
     gains.........................     --            0.00        (0.55)       (0.14)      (0.10)       0.00       (0.10)
                                     ----------   ----------   ----------   ----------   ---------   ---------   ---------
  Total distributions..............     --           (0.42)       (0.79)       (0.56)      (0.59)      (0.57)      (0.68)
                                     ----------   ----------   ----------   ----------   ---------   ---------   ---------
  Net asset value, end of period...  $  12.55     $  11.33     $  11.89     $  11.41     $ 11.73     $ 10.26     $ 10.34
                                     ----------   ----------   ----------   ----------   ---------   ---------   ---------
                                     ----------   ----------   ----------   ----------   ---------   ---------   ---------
Total Investment Return............     10.77%++     (1.18)%      11.13%        1.88%      20.02%       4.74%       8.92%+
Ratios and Supplemental Data
  Total net assets, end of period
   (000's omitted).................  $310,881     $299,392     $274,231     $116,040     $58,566     $24,347     $15,513
                                     ----------   ----------   ----------   ----------   ---------   ---------   ---------
                                     ----------   ----------   ----------   ----------   ---------   ---------   ---------
  Ratio of expenses to average net
   assets..........................      1.01%+       1.00%        1.01%        1.09%       1.33%       1.24%       2.35%+
  Decrease reflected in above
   expense ratio due to expense
   limitations.....................     --           --            0.03%        0.10%       0.13%       0.68%       0.09%+
  Ratio of net investment income to
   average net assets..............      4.85%+       3.56%        2.75%        3.65%       4.43%       5.73%       6.52%+
  Portfolio turnover rate..........       128%      291.00%      348.34%       92.68%      69.51%     162.45%     115.11%

------------------------
* The Multiple Allocation Series commenced operations on January 24, 1989.

+ Annualized.

++ Non-annualized.

FULLY MANAGED SERIES*

                                                                      FULLY MANAGED SERIES
                                     --------------------------------------------------------------------------------------
                                     SIX MONTHS
                                        ENDED                               YEAR ENDED DECEMBER 31
                                      06/30/95      -----------------------------------------------------------------------
                                     (UNAUDITED)       1994         1993        1992        1991        1990       1989**
                                     -----------    ----------   ----------   ---------   ---------   ---------   ---------
Per Share Operating Performance
  Net asset value, beginning of
   period..........................  $  11.70       $  12.99     $  12.43     $ 11.94     $  9.51     $ 10.16     $ 10.00
                                     -----------    ----------   ----------   ---------   ---------   ---------   ---------
    Net investment income..........      0.21           0.35         0.19        0.28        0.29        0.33        0.28
    Net gain (loss) on securities
     -- realized and unrealized....      1.09          (1.29)        0.75        0.49        2.43       (0.65)       0.16
                                     -----------    ----------   ----------   ---------   ---------   ---------   ---------
  Total from investment
   operations......................      1.30          (0.94)        0.94        0.77        2.72       (0.32)       0.44
                                     -----------    ----------   ----------   ---------   ---------   ---------   ---------
  Less distributions:
    Dividends from investment
     income........................     --             (0.35)       (0.19)      (0.28)      (0.29)      (0.33)      (0.28)
    Distributions from capital
     gains.........................     --              0.00        (0.19)       0.00        0.00        0.00        0.00
                                     -----------    ----------   ----------   ---------   ---------   ---------   ---------
  Total distributions..............     --             (0.35)       (0.38)      (0.28)      (0.29)      (0.33)      (0.28)
                                     -----------    ----------   ----------   ---------   ---------   ---------   ---------
  Net asset value, end of period...  $  13.00       $  11.70     $  12.99     $ 12.43     $ 11.94     $  9.51     $ 10.16
                                     -----------    ----------   ----------   ---------   ---------   ---------   ---------
                                     -----------    ----------   ----------   ---------   ---------   ---------   ---------
Total Investment Return............     11.11%++       (7.27)%       7.59%       6.23%      28.93%      (3.18)%      3.90%+
Ratios and Supplemental Data
  Total net assets, end of period
   (000's omitted).................  $111,280       $ 99,854     $108,690     $37,696     $10,031     $ 5,426     $ 5,444
                                     -----------    ----------   ----------   ---------   ---------   ---------   ---------
                                     -----------    ----------   ----------   ---------   ---------   ---------   ---------
  Ratio of expenses to average net
   assets..........................      1.01%+         1.00%        1.01%       1.04%       1.50%       1.52%       2.69%+
  Decrease reflected in above
   expense ratio due to expense
   limitations.....................     --             --            0.04%       0.20%       0.68%       1.27%       0.19%+
  Ratio of net investment income to
   average net assets..............      3.50%+         2.62%        2.12%       2.38%       2.71%       3.38%       3.07%+
  Portfolio turnover rate..........        95%         66.06%       54.89%      27.37%      68.21%      99.59%     195.69%

------------------------
 * Effective January 1, 1995, T. Rowe Price Associates, Inc. serves as Portfolio Manager for the Fully Managed Series. Prior to that date, a different firm served as Portfolio Manager.

** The Fully Managed Series commenced operations on January 24, 1989.

 + Annualized.

 ++ Non-annualized.

LIMITED MATURITY BOND SERIES*

                                                                LIMITED MATURITY BOND SERIES
                                     ----------------------------------------------------------------------------------
                                        SIX
                                      MONTHS
                                       ENDED                             YEAR ENDED DECEMBER 31
                                     06/30/95     ---------------------------------------------------------------------
                                     (UNAUDITED)    1994        1993        1992        1991        1990       1989**
                                     ---------    ---------   ---------   ---------   ---------   ---------   ---------
Per Share Operating Performance
  Net asset value, beginning of
   period..........................  $  9.98      $ 10.62     $ 10.43     $ 10.54     $ 10.15     $ 10.16     $ 10.00
                                     ---------    ---------   ---------   ---------   ---------   ---------   ---------
    Net investment income..........     0.31         0.51        0.40        0.60        0.68        0.72        0.74
    Net gain (loss) on securities
     -- realized and unrealized....     0.43        (0.64)       0.23       (0.11)       0.42        0.00        0.19
                                     ---------    ---------   ---------   ---------   ---------   ---------   ---------
  Total from investment
   operations......................     0.74        (0.13)       0.63        0.49        1.10        0.72        0.93
                                     ---------    ---------   ---------   ---------   ---------   ---------   ---------
  Less distributions:
    Dividends from investment
     income........................       --        (0.51)      (0.40)      (0.60)      (0.68)      (0.72)      (0.74)
    Distributions from capital
     gains.........................       --         0.00       (0.04)       0.00       (0.03)      (0.01)      (0.03)
                                     ---------    ---------   ---------   ---------   ---------   ---------   ---------
  Total distributions..............       --        (0.51)      (0.44)      (0.60)      (0.71)      (0.73)      (0.77)
                                     ---------    ---------   ---------   ---------   ---------   ---------   ---------
  Net asset value, end of period...  $ 10.72      $  9.98     $ 10.62     $ 10.43     $ 10.54     $ 10.15     $ 10.16
                                     ---------    ---------   ---------   ---------   ---------   ---------   ---------
                                     ---------    ---------   ---------   ---------   ---------   ---------   ---------
Total Investment Return............     7.41%++     (1.19)%      6.20%       4.84%      11.27%       7.87%       9.69%+
Ratios and Supplemental Data
  Total net assets, end of period
   (000's omitted).................  $84,713      $72,213     $72,219     $40,213     $16,144     $ 8,319     $ 2,630
                                     ---------    ---------   ---------   ---------   ---------   ---------   ---------
                                     ---------    ---------   ---------   ---------   ---------   ---------   ---------
  Ratio of expenses to average net
   assets..........................     0.61%+       0.60%       0.61%       0.72%       0.87%       0.81%       1.11%+
  Decrease reflected in above
   expense ratio due to expense
   limitations.....................       --           --        0.04%       0.27%       0.89%       2.09%       3.22%+
  Ratio of net investment income to
   average net assets..............     5.85%+       4.73%       4.64%       5.71%       6.58%       7.47%       8.56%+
  Portfolio turnover rate..........       94%      209.00%     114.63%      63.25%     464.93%     373.13%     354.02%

------------------------
 * Since May 1, 1992, Bankers Trust Company has served as Portfolio Manager for the Limited Maturity Bond Series. Prior to that date, a different firm served as Portfolio Manager.

** The Limited Maturity Bond Series commenced operations on January 24, 1989.

 + Annualized.

 ++ Non-annualized.

NATURAL RESOURCES SERIES

                                                                  NATURAL RESOURCES SERIES
                                     ----------------------------------------------------------------------------------
                                        SIX
                                      MONTHS
                                       ENDED                             YEAR ENDED DECEMBER 31
                                     06/30/95     ---------------------------------------------------------------------
                                     (UNAUDITED)    1994        1993        1992        1991        1990        1989*
                                     ---------    ---------   ---------   ---------   ---------   ---------   ---------
Per Share Operating Performance
  Net asset value, beginning of
   period..........................  $ 13.88      $ 13.89     $  9.31     $ 10.46     $ 10.11     $ 11.89     $ 10.00
                                     ---------    ---------   ---------   ---------   ---------   ---------   ---------
    Net investment income..........     0.06         0.13        0.07        0.14        0.13        0.13       (0.35)
    Net gain (loss) on securities
     -- realized and unrealized....     0.32         0.23        4.58       (1.15)       0.35       (1.78)       2.26
                                     ---------    ---------   ---------   ---------   ---------   ---------   ---------
  Total from investment
   operations......................     0.38         0.36        4.65       (1.01)       0.48       (1.65)       1.91
                                     ---------    ---------   ---------   ---------   ---------   ---------   ---------
  Less distributions:
    Dividends from investment
     income........................       --        (0.13)      (0.07)      (0.14)      (0.13)      (0.13)       0.00
    Distributions from capital
     gains.........................       --        (0.24)       0.00        0.00        0.00        0.00       (0.02)
                                     ---------    ---------   ---------   ---------   ---------   ---------   ---------
  Total distributions..............       --        (0.37)      (0.07)      (0.14)      (0.13)      (0.13)      (0.02)
                                     ---------    ---------   ---------   ---------   ---------   ---------   ---------
  Net asset value, end of period...  $ 14.26      $ 13.88     $ 13.89     $  9.31     $ 10.46     $ 10.11     $ 11.89
                                     ---------    ---------   ---------   ---------   ---------   ---------   ---------
                                     ---------    ---------   ---------   ---------   ---------   ---------   ---------
Total Investment Return............     2.74%++      2.53%      49.93%      (9.81)%      4.70%     (13.84)%     18.96%+
Ratios and Supplemental Data
  Total net assets, end of period
   (000's omitted).................  $28,699      $32,879     $21,517     $ 2,916     $ 2,701     $ 2,552     $ 2,384
                                     ---------    ---------   ---------   ---------   ---------   ---------   ---------
                                     ---------    ---------   ---------   ---------   ---------   ---------   ---------
  Ratio of expenses to average net
   assets..........................     1.01%+       1.00%       1.05%       1.50%       1.50%       1.53%       5.46%+
  Decrease reflected in above
   expense ratio due to expense
   limitations.....................       --           --        0.08%       0.89%       1.94%       1.93%       1.36%+
  Ratio of net investment income to
   average net assets..............     0.88%+       1.01%       1.03%       1.38%       1.21%       1.21%      (3.65)%+
  Portfolio turnover rate..........        6%       25.12%       4.77%      19.28%      38.63%      53.99%      21.95%

------------------------
* The Natural Resources Series commenced operations on January 24, 1989.

+ Annualized.

++ Non-annualized.

REAL ESTATE SERIES*

                                                                        REAL ESTATE SERIES
                                     ----------------------------------------------------------------------------------------
                                     SIX MONTHS
                                       ENDED                                  YEAR ENDED DECEMBER 31
                                      06/30/95       ------------------------------------------------------------------------
                                     (UNAUDITED)       1994          1993        1992        1991        1990        1989**
                                     ----------      --------      ---------   ---------   ---------   ---------   ----------
Per Share Operating Performance
  Net asset value, beginning of
   period..........................  $ 11.29         $ 11.18       $  9.81     $  9.02     $  7.05     $  9.53     $ 10.00
                                     ----------      --------      ---------   ---------   ---------   ---------   ----------
    Net investment income..........     0.33            0.60          0.32        0.52        0.42        0.50        0.05
    Net gain (loss) on securities
     -- realized and unrealized....     0.16            0.11****      1.37****    0.79        1.97       (2.48)      (0.06)
                                     ----------      --------      ---------   ---------   ---------   ---------   ----------
  Total from investment
   operations......................     0.49            0.71          1.69        1.31        2.39       (1.98)      (0.01)
                                     ----------      --------      ---------   ---------   ---------   ---------   ----------
  Less distributions:
    Dividends from investment
     income........................    --              (0.60)        (0.32)      (0.52)      (0.42)      (0.50)      (0.05)
    Distributions from capital
     gains.........................    --               0.00          0.00        0.00        0.00        0.00       (0.41)***
                                     ----------      --------      ---------   ---------   ---------   ---------   ----------
  Total distributions..............    --              (0.60)        (0.32)      (0.52)      (0.42)      (0.50)      (0.46)
                                     ----------      --------      ---------   ---------   ---------   ---------   ----------
  Net asset value, end of period...  $ 11.78         $ 11.29       $ 11.18     $  9.81     $  9.02     $  7.05     $  9.53
                                     ----------      --------      ---------   ---------   ---------   ---------   ----------
                                     ----------      --------      ---------   ---------   ---------   ---------   ----------
Total Investment Return............     4.34%++         6.34%        17.27%      13.87%      34.06%     (20.78)%     (1.22)%+
Ratios and Supplemental Data
  Total net assets, end of period
   (000's omitted).................  $34,946         $37,336       $29,000     $ 3,739     $   710     $   320     $   669
                                     ----------      --------      ---------   ---------   ---------   ---------   ----------
                                     ----------      --------      ---------   ---------   ---------   ---------   ----------
  Ratio of expenses to average net
   assets..........................     1.01%+          1.00%         1.04%       1.18%       1.53%       1.48%       5.79%+
  Decrease reflected in above
   expense ratio due to expense
   limitations.....................    --              --             0.10%       1.79%      11.17%      10.80%       1.32%+
  Ratio of net investment income to
   average net assets..............     5.56%+          5.31%         4.69%       5.74%       5.00%       5.95%       0.55%+
  Portfolio turnover rate..........       37%          64.18%        38.37%      17.57%      53.79%      47.16%      82.94%

------------------------
   * Effective January 1, 1995, E.I.I. Realty Securities, Inc. serves as Portfolio Manager for the Real Estate Series. Prior to that date, different firms served as Portfolio Manager.

  ** The Real Estate Series commenced operations on January 24, 1989.

 *** During the period  from January  24, 1989 to  December 31,  1989, the  Real
     Estate Series distributed capital per share of $.11.

**** In addition to net realized and unrealized loss on investments, this amount includes an increase in net asset value per share resulting from the timing and issuances or redemptions of the Series' shares in relation to fluctuating market values for the portfolio.

   + Annualized.

   ++ Non-annualized.

ALL-GROWTH SERIES*

                                                                          ALL-GROWTH SERIES
                                     -------------------------------------------------------------------------------------------
                                     SIX MONTHS
                                       ENDED                                  YEAR ENDED DECEMBER 31
                                      06/30/95     -----------------------------------------------------------------------------
                                     (UNAUDITED)      1994         1993         1992         1991         1990         1989**
                                     ----------    ----------   ----------   ----------   ----------   ----------   ------------
Per Share Operating Performance
  Net asset value, beginning of
   period..........................  $  11.86      $  13.42     $  12.64     $  13.05     $   9.65     $  10.59     $  10.00
                                     ----------    ----------   ----------   ----------   ----------   ----------   ------------
    Net investment income..........      0.11          0.11         0.05         0.08         0.11         0.19         0.09
    Net gain (loss) on securities
     -- realized and unrealized....      1.30         (1.56)        0.78        (0.41)        3.40        (0.94)        0.66
                                     ----------    ----------   ----------   ----------   ----------   ----------   ------------
  Total from investment
   operations......................      1.41         (1.45)        0.83        (0.33)        3.51        (0.75)        0.75
                                     ----------    ----------   ----------   ----------   ----------   ----------   ------------
  Less distributions:
    Dividends from investment
     income........................     --            (0.11)       (0.05)       (0.08)       (0.11)       (0.19)       (0.09)
    Distributions from capital
     gains.........................     --             0.00         0.00         0.00         0.00         0.00        (0.07)***
                                     ----------    ----------   ----------   ----------   ----------   ----------   ------------
  Total distributions..............     --            (0.11)       (0.05)       (0.08)       (0.11)       (0.19)       (0.16)
                                     ----------    ----------   ----------   ----------   ----------   ----------   ------------
  Net asset value, end of period...  $  13.27      $  11.86     $  13.42     $  12.64     $  13.05     $   9.65     $  10.59
                                     ----------    ----------   ----------   ----------   ----------   ----------   ------------
                                     ----------    ----------   ----------   ----------   ----------   ----------   ------------
Total Investment Return............     11.89%++     (10.77)%       6.56%       (2.59)%      36.48%       (7.35)%       7.20%+
Ratios and Supplemental Data
  Total net assets, end of period
   (000's omitted).................  $ 80,977      $ 71,218     $ 56,491     $ 24,202     $ 11,858     $  5,005     $  3,571
                                     ----------    ----------   ----------   ----------   ----------   ----------   ------------
                                     ----------    ----------   ----------   ----------   ----------   ----------   ------------
  Ratio of expenses to average net
   assets..........................      1.01%+        1.00%        1.01%        1.31%        1.48%        1.51%        3.23%+
  Decrease reflected in above
   expense ratio due to expense
   limitations.....................     --            --            0.01%        0.04%        0.40%        1.51%        0.38%+
  Ratio of net investment income to
   average net
   assets..........................      1.83%+        1.08%        0.52%        0.61%        0.94%        1.99%        0.94%+
  Portfolio turnover rate..........        29%       195.65%       29.09%       20.13%       31.39%       88.29%       53.92%

------------------------
  * Since July 1, 1994, Warburg, Pincus Counsellors, Inc. has served as Portfolio Manager for the All-Growth Series. Prior to that date, a different firm served as Portfolio Manager.

 ** The All-Growth Series commenced operations on Janury 24, 1989.

*** During the period from January 24, 1989 to December 31, 1989, the All-Growth
    Series distributed capital per share of $.07.

  + Annualized.

  ++ Non-annualized.

CAPITAL APPRECIATION SERIES

                                                               CAPITAL APPRECIATION SERIES
                                                    -------------------------------------------------
                                                    SIX MONTHS
                                                      ENDED             YEAR ENDED DECEMBER 31
                                                     06/30/95    ------------------------------------
                                                    (UNAUDITED)     1994         1993        1992*
                                                    ----------   ----------   ----------   ----------
Per Share Operating Performance
  Net asset value, beginning of period............  $  11.34     $  11.76     $  11.00     $  10.00
                                                    ----------   ----------   ----------   ----------
    Net investment income.........................      0.11         0.23         0.13         0.12
    Net gain (loss) on securities -- realized and
     unrealized...................................      1.80        (0.42)        0.78         1.00
                                                    ----------   ----------   ----------   ----------
  Total from investment operations................      1.91        (0.19)        0.91         1.12
                                                    ----------   ----------   ----------   ----------
  Less distributions:
    Dividends from investment income..............      --          (0.23)       (0.13)       (0.12)
    Distributions from capital gains..............      --           0.00        (0.02)        0.00
                                                    ----------   ----------   ----------   ----------
  Total distributions.............................      --          (0.23)       (0.15)       (0.12)
                                                    ----------   ----------   ----------   ----------
  Net asset value, end of period..................  $  13.25     $  11.34     $  11.76     $  11.00
                                                    ----------   ----------   ----------   ----------
                                                    ----------   ----------   ----------   ----------
Total Investment Return...........................     16.84%++     (1.59)%       8.31%       10.87%+
Ratios and Supplemental Data
  Total net assets, end of period (000's
   omitted).......................................  $105,332     $88,890      $87,219      $18,645
                                                    ----------   ----------   ----------   ----------
                                                    ----------   ----------   ----------   ----------
  Ratio of expenses to average net assets.........      1.01%+       1.00%        1.02%        0.91%+
  Decrease reflected in above expense ratio due to
   expense
   limitations....................................      --           --           0.04%        0.27%+
  Ratio of net investment income to average net
   assets.........................................      1.78%+       1.96%        1.69%        2.06%+
  Portfolio turnover rate.........................     45   %       83.64%       66.82%        5.52%

RISING DIVIDENDS SERIES

                                                            RISING DIVIDENDS SERIES
                                                    ---------------------------------------
                                                    SIX MONTHS     YEAR ENDED DECEMBER 31,
                                                      ENDED
                                                     06/30/95      ------------------------
                                                    (UNAUDITED)       1994        1993**
                                                    ----------     ----------   -----------
Per Share Operating Performance
  Net asset value, beginning of period............  $  10.22       $  10.30     $  10.00
                                                    ----------     ----------   -----------
    Net investment income.........................      0.09           0.14         0.01
    Net gain on securities -- realized and
     unrealized...................................      1.18          (0.08)        0.30
                                                    ----------     ----------   -----------
  Total from investment operations................      1.27           0.06         0.31
                                                    ----------     ----------   -----------
  Less distributions:
    Dividends from investment income..............     --             (0.14)       (0.01)
    Distributions from capital gains..............     --              0.00         0.00
                                                    ----------     ----------   -----------
  Total distributions.............................     --             (0.14)       (0.01)
                                                    ----------     ----------   -----------
  Net asset value, end of period..................  $  11.49       $  10.22     $  10.30
                                                    ----------     ----------   -----------
                                                    ----------     ----------   -----------
Total Investment Return...........................     12.43%++        0.59%        3.10%++
Ratios and Supplemental Data
  Total net assets, end of period (000's
   omitted).......................................  $ 63,976       $ 50,712     $ 14,430
                                                    ----------     ----------   -----------
                                                    ----------     ----------   -----------
  Ratio of expenses to average net assets.........      1.01%+         1.00%        0.24%++
  Ratio of net investment income to average net
   assets.........................................      1.71%+         1.88%        0.34%++
  Portfolio turnover rate.........................        22%         25.99%        2.79%

------------------------
 * The Capital Appreciation Series commenced operations on May 4, 1992.

** The Rising Dividends Series commenced operations on October 4, 1993.

 + Annualized.

 ++ Non-annualized.

EMERGING MARKETS SERIES

                                                            EMERGING MARKETS SERIES
                                                    ---------------------------------------
                                                                   YEAR ENDED DECEMBER 31,
                                                                   ------------------------
                                                                      1994         1993*
                                                     SIX MONTHS    ----------   -----------
                                                       ENDED
                                                      06/30/95
                                                    ------------
                                                    (UNAUDITED)
Per Share Operating Performance
  Net asset value, beginning of period............  $    10.08     $  12.44     $  10.00
                                                    ------------   ----------   -----------
    Net investment income.........................        0.04         0.00         0.00
    Net gain (loss) on securities -- realized and
     unrealized...................................       (0.75)       (1.89)        2.44
                                                    ------------   ----------   -----------
  Total from investment operations................       (0.71)       (1.89)        2.44
                                                    ------------   ----------   -----------
  Less distributions:
    Dividends from investment income..............          --         0.00         0.00
    Distributions from capital gains..............          --        (0.47)        0.00
                                                    ------------   ----------   -----------
  Total distributions.............................          --        (0.47)        0.00
                                                    ------------   ----------   -----------
  Net asset value, end of period..................  $     9.37     $  10.08     $  12.44
                                                    ------------   ----------   -----------
                                                    ------------   ----------   -----------
Total Investment Return...........................       (7.04)%++   (15.18)%      24.40%++
Ratios and Supplemental Data
  Total net assets, end of period (000's
   omitted).......................................  $   59,818     $ 65,224     $ 31,181
                                                    ------------   ----------   -----------
                                                    ------------   ----------   -----------
  Ratio of expenses to average net assets.........        1.53%+       1.73%        0.38%++
  Ratio of net investment income to average net
   assets.........................................        0.91%+       0.03%        0.00%++
  Portfolio turnover rate.........................          71%      105.88%        0.00%

VALUE EQUITY SERIES

                                                    VALUE EQUITY
                                                       SERIES
                                                    ------------
                                                     SIX MONTHS
                                                       ENDED
                                                      06/30/95
                                                    ------------
                                                    (UNAUDITED)
Per Share Operating Performance
  Net asset value, beginning of the period........  $  10.00
                                                    ------------
  Income from investment operations:
    Net investment income.........................      0.07***
    Net realized and unrealized gain on
     investments..................................      1.62***
                                                    ------------
  Total from investment operations................      1.69
                                                    ------------
  Net asset value, end of the period..............  $  11.69
                                                    ------------
                                                    ------------
Total return......................................     16.90%++
Ratios/Supplemental Data
  Net assets, end of period (in thousands)........  $  8,173
  Ratio of expenses to average net assets.........      1.04%+
  Ratio of net investment income to average net
   assets.........................................      1.43%+
  Portfolio turnover rate.........................        18%

------------------------
  * The Emerging Markets Series commenced operations on October 4, 1993.

 ** The Value Equity Series commenced operation on January 1, 1995.

*** Per share numbers have been calculated using the average share method, which more appropriately presents per share data for the period.

  + Annualized.

 ++ Non-annualized.

LIQUID ASSET SERIES*

                                                                YEAR ENDED DECEMBER 31
                                          -------------------------------------------------------------------
                                                                               LIQUID ASSET SERIES
                                                         ---------------------------------------------------------------
                                                           1994       1993       1992       1991       1990      1989**
                                           SIX MONTHS    --------   --------   --------   --------   --------   --------
                                             ENDED
                                            06/30/95
                                          ------------
                                          (UNAUDITED)
Per Share Operating Performance
  Net asset value, beginning of
   period...............................  $    1.00      $  1.00    $  1.00    $  1.00    $  1.00    $  1.00    $ 1.00
                                          ------------   --------   --------   --------   --------   --------   --------
    Net investment income...............      0.027         0.04       0.03       0.03       0.05       0.07      0.08
    Net gain (loss) on securities --
     realized and unrealized............       0.00         0.00       0.00       0.00       0.00       0.00      0.00
                                          ------------   --------   --------   --------   --------   --------   --------
  Total from investment operations......      0.027         0.04       0.03       0.03       0.05       0.07      0.08
                                          ------------   --------   --------   --------   --------   --------   --------
  Less distributions:
    Dividends from investment income....     (0.027   )    (0.04 )    (0.03 )    (0.03 )    (0.05 )    (0.07 )   (0.08  )
    Distributions from capital gains....      (0.00   )     0.00       0.00       0.00       0.00       0.00      0.00
                                          ------------   --------   --------   --------   --------   --------   --------
  Total distributions...................     (0.027   )    (0.04 )    (0.03 )    (0.03 )    (0.05 )    (0.07 )   (0.08  )
                                          ------------   --------   --------   --------   --------   --------   --------
  Net asset value, end of period........  $    1.00      $  1.00    $  1.00    $  1.00    $  1.00    $  1.00    $ 1.00
                                          ------------   --------   --------   --------   --------   --------   --------
                                          ------------   --------   --------   --------   --------   --------   --------
Total Investment Return.................       2.75   %++    3.89 %    2.64 %     3.13 %     5.66 %     7.75 %    7.67  %+
Ratios and Supplemental Data
  Total net assets, end of period (000's
   omitted).............................  $  41,474      $46,122    $16,808    $13,206    $ 9,790    $ 8,709    $2,351
                                          ------------   --------   --------   --------   --------   --------   --------
                                          ------------   --------   --------   --------   --------   --------   --------
  Ratio of expenses to average net
   assets...............................       0.61   +     0.61 %     0.61 %     0.74 %     0.76 %     0.66 %    0.90  %+
  Decrease reflected in above expense
   ratio due to expense limitations.....         --           --       0.08 %     0.50 %     1.01 %     1.84 %    3.26  %+
  Ratio of net investment income to
   average net assets...................       5.48   %+    3.89 %     2.60 %     3.04 %     5.48 %     7.56 %    8.99  %+
  Portfolio turnover rate...............                     N/A        N/A        N/A        N/A        N/A       N/A

------------------------
   * Since May 1, 1992, Bankers Trust Company has served as Portfolio Manager for the Liquid Asset Series. Prior to that date, a different firm served as Portfolio Manager.

  ** The Liquid Asset Series commenced operations on January 24, 1989.

   + Annualized.

   ++ Non-annualized.

 INVESTMENT OBJECTIVES AND POLICIES

Each of the Series has a different investment objective or objectives that are described below. Each Series' portfolio is managed by its own Portfolio Manager. There can be no assurance that any of the Series will achieve its investment objective or objectives. Because each Series seeks a different investment objective or objectives and has different policies, each is subject to varying degrees of financial, market, and credit risks. Each Series is subject to the risk of changing economic conditions. As with any security, a risk of loss is inherent in investment in a Series' shares. Therefore, investors should carefully consider the investment objective or objectives, investment policies, and potential risks of any Series before investing.

The different types of securities and investment techniques used by the individual Series all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and there is a substantial risk of decline. With respect to debt securities, there exists the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time called for by the instrument. In addition, the value of debt instruments generally rises and falls inversely with interest rates.

Certain types of investments and investment techniques common to one or more Series are described in greater detail, including the risks of each, in this Prospectus under "Description of Securities and Investment Techniques" and in the Statement of Additional Information.

Each Series is diversified, as defined in the Investment Company Act of 1940. A diversified Series may not invest more than 5% of the value of its total assets in any one issuer and it may not purchase more than 10% of the outstanding voting securities of any one issuer with respect to 75% of its total assets, exclusive of amounts held in cash, cash items, and U.S. Government securities. Each Series' policy on diversification is a fundamental policy and may not be changed without approval of a majority of the outstanding voting shares of that Series.

The Series are subject to investment restrictions that are described in the Statement of Additional Information. The investment restrictions so designated and, unless otherwise noted, the investment objective or objectives of each Series, are "fundamental policies" of each Series, which means that they may not be changed without a majority vote of shareholders of the affected Series. Except for these fundamental policies, all investment policies and practices described in this Prospectus and in the Statement of Additional Information are not fundamental, meaning that the Board of Trustees may change them without shareholder approval.

MULTIPLE ALLOCATION SERIES

The investment objective of the Multiple Allocation Series is to seek the highest total return, consisting of capital appreciation and current income, consistent with the preservation of capital and elimination of unnecessary risk. The Series seeks to achieve this objective through investment in debt and equity securities and the use of certain sophisticated investment strategies and techniques. The Portfolio Manager for the Series is Zweig Advisors Inc.

In seeking to maximize total return, the Series will follow an asset allocation strategy contemplating shifts (which may be frequent) among a wide range of investments and market sectors. The Series' investments will be designed to maximize total return during all economic and financial environments, consistent with the preservation of capital and elimination of unnecessary risk, as determined by the Portfolio Manager.

The Series will invest up to 60% of its total assets in U.S. Government securities and investment grade debt securities of domestic and foreign issuers, and up to 50% of its total assets in equity securities, including common and preferred stocks, convertible debt securities, and warrants. If the Portfolio Manager deems stock market conditions to be favorable or debt market conditions to be uncertain or unfavorable, a substantially higher percentage (but generally not more than 60%) of the Series' total assets may be invested in such equity securities. If, however, the Portfolio Manager believes that the stock market investment environment is uncertain or unfavorable and justifies a defensive position, then the Series may decrease its investments in equity securities and increase its investments in debt securities and/or money market instruments. During periods when the Portfolio Manager believes an overall defensive position is advisable, greater than 50% (and under certain circumstances perhaps all) of the Series' total assets may be invested in money market instruments and cash.

Furthermore, if the Portfolio Manager believes that inflationary or monetary conditions warrant a significant investment in companies involved in gold operations, the Series may invest up to 10% of its total assets in the equity securities of companies exploring, mining, developing, producing, or distributing gold or other precious metals.

The Portfolio Manager will determine the extent of the Series' investment in debt and equity securities, primarily on the basis of various debt and equity market timing techniques developed by Dr. Martin Zweig (Ph.D. in Finance) and his staff. The debt market timing techniques incorporate various indicators, including the momentum of bond prices, short-term interest rate trends, inflation indicators and general economic and liquidity indicators, as well as other market indicators and statistics which the Portfolio Manager believes tend to point to significant trends in the overall performance and the risk of the debt markets. The equity market timing techniques incorporate general market indicators, including interest rate and monetary analysis, market sentiment indicators, price and trading volume statistics, and measures of valuation, as well as other market indicators and statistics which the Portfolio Manager believes tend to point to significant trends in the overall performance and the risk of the stock market. There is no assurance that these debt or equity market timing techniques will eliminate the risks of debt and equity investments, correctly predict market trends, or enable the Series to achieve its investment objective.

The Series may use various investment strategies and techniques when the Portfolio Manager determines that such use is appropriate in an effort to meet the Series' investment objective including: writing "covered" listed put and call equity options, including options on stock indexes, and purchasing such options; short sales of securities; purchasing and selling stock index, interest rate, gold, and other futures contracts, and purchasing options on such futures contracts; borrowing from banks to purchase securities; investing in securities of "special situation" companies, "gold operations" companies, and foreign issuers; entering into foreign currency transactions and options on foreign currencies; entering into repurchase agreements or reverse repurchase agreements; and lending portfolio securities to brokers, dealers, banks, or other recognized institutional borrowers of securities. The debt and equity components of the Series' portfolio may include such investments.

The maturities of the debt securities in the Series' portfolio will vary based in large part on the Portfolio Manager's expectations as to future changes in interest rates. However, the Portfolio Manager expects that the debt component of the Series' portfolio will normally be invested primarily in intermediate debt securities, I.E., those with remaining maturities of five to ten years, and/or long-term debt securities, I.E., those with remaining maturities in excess of ten years. The Portfolio Manager expects that the equity portion of the Series' portfolio will be widely diversified by both industry and the number of issuers. The Portfolio Manager expects that the majority of the stocks in the Series' portfolio will be selected on the basis of a proprietary computer-driven stock selection model that evaluates and ranks higher dividend yield stocks. The Portfolio Manager will consider, from a list of approximately 1,500 of the most liquid stocks, approximately 750 stocks with the highest dividend yields. The Portfolio Manager will then use, for the selection of stocks, a proprietary computer-driven stock selection model that evaluates and ranks such higher dividend yield stocks on the basis of various factors, which may include earnings momentum, earnings growth, price-to-book value, price-to-earnings, price-to-cash flow, cash flow trend, payout ratio trend and other market measurements. Such stock selection model may evolve or be replaced by other stock selection techniques intended to achieve the Series' objective.

From time to time the Series may invest in companies that are determined by the Portfolio Manager to represent a "special situation." A special situation reflects securities which are expected to be accorded favorable or unfavorable market recognition within a reasonably estimable period of time, at an appreciated or depreciated value, respectively, solely by reason of a development particularly or uniquely applicable to the issuing company. Developments that may create special situations include, among others: a buy out; expected market recognition of asset value; asset reorganization; recapitalization, tender offer or merger; material litigation; technological breakthrough; and new management or management policies. However, since the situations may not develop as anticipated, E.G., a tender offer may be successfully defended against or a merger may fall through, the Series could incur losses.

The Series may also invest in the equity securities (particularly common stocks) of companies involved in the exploration, mining, development, production, and distribution of gold. The Series may invest in issuers located in any part of the world. The Portfolio Manager believes that the securities of companies involved in gold operations may offer protection against inflation and monetary instability and, thus, when deemed appropriate by the Portfolio Manager, the Series may invest up to 10% of its total assets in such securities. The Series may also invest in the securities of other companies primarily engaged in the exploration, mining, processing, fabrication, or distribution of other natural resources, including minerals and metals such as silver, platinum, uranium, strategic metals, diamonds, coal, oil, and phosphates, but the Series expects that such investments would be secondary to investments in companies involved in gold operations, as protection against inflation and monetary instability. Investment in gold and other natural resources presents risks because the prices of gold and such other resources have fluctuated substantially over short periods of time. Prices may be affected by unpredictable monetary and political policies, such as currency devaluations or revaluations, economic and social conditions within an individual country, trade imbalances, or trade or currency restrictions between countries. The prices of gold shares and other mining shares frequently fluctuate even more dramatically than the prices of gold and other resources. The unstable political and social conditions in South Africa and unsettled political conditions prevailing in neighboring countries may have disruptive effects on the market prices of securities in South African companies.

The Series may make short sales of securities. A short sale is a transaction in which the Series sells a security it does not own in anticipation of a decline in market price. The Series may make short sales to offset a potential decline in a long position or a group of long positions, or if the Series' Portfolio Manager believes that a decline in the price of a particular security or group of securities is likely as a result of an unfavorable "special situation" or other reasons. The Portfolio Manager expects that, even during normal or favorable market conditions, the Series may make short sales in an attempt to maintain portfolio flexibility and facilitate the rapid implementation of investment strategies if the Portfolio Manager believes that the price of a particular security or group of securities is likely to decline. For additional information, see "Description of Securities and Investment Techniques -- Short Sales."

The Series may from time to time increase its ownership of securities above the amounts otherwise possible by borrowing from banks on an unsecured basis and investing the borrowed funds. As further described under "Borrowing," in the discussion on "Description of Securities and Investment Techniques," any such borrowing will be made only from banks and is subject to certain percentage limitations described under "Borrowing."

FULLY MANAGED SERIES

The Fully Managed Series' investment objective is to earn, over the long term, a high total investment return, consistent with the preservation of capital and prudent investment risk. It seeks to achieve this objective by investing primarily in common stocks. The Series may also invest in fixed income securities and money market instruments to preserve its principal value during uncertain or declining market conditions. The Series' strategy is based on the premise that, from time to time, certain asset classes are more attractive long term investments than others. Total investment return consists of current income, including dividends, interest and discount accruals, and capital appreciation. Current income will be an important component of the Series' effort to maximize total return. The Portfolio Manager for the Series is T. Rowe Price Associates, Inc.

The Portfolio Manager expects that equity securities generally will constitute 25% to 85% of the Series' overall portfolio, and that the equity portfolio will be widely diversified by number of issuers. The Portfolio Manager expects that investment opportunities generally will be sought among securities of large-capitalization, established companies, although securities of smaller, less well-known companies may also be selected. The Series may invest up to 25% of its total assets in preferred stock.

In selecting investments for the Series, the Portfolio Manager uses a "valuation" discipline to identify stocks whose prospects for price appreciation, over time, are believed to exceed the risk of loss of market value. Through this process, a security's current market value is analyzed relative to each of the following: the company's assets, such as natural resources and real estate; the company's replacement cost of plant and equipment; the company's consumer or commercial franchises, such as well-recognized trademarks or established brand names; and the company's earnings or growth potential. The Portfolio Manager also seeks to identify securities that have been over-discounted due to adverse operating results, deteriorating economic or industry conditions, or unfavorable publicity. By investing after the adverse conditions are reflected in the price of the company's securities, the risks associated with such out-of-favor investments may be limited. The utilization of this contrarian approach may result in investment selections which are counter to those of most investors.

It is anticipated that debt securities, including convertible bonds, may often constitute between 25% and 50% of the Series' overall portfolio. Debt securities purchased by the Series may be of any maturity. It is anticipated that the weighted average maturity of the debt portfolio generally will be between four and ten years, but may be shorter or longer. The Portfolio Manager may invest up to 5% of the Series' assets, measured at the time of investment, in debt securities that are rated below investment grade or, if not rated, of equivalent quality. See "High Yield Bonds" in this Prospectus.

The balance of the Series' portfolio will generally be invested in the following money market instruments which have remaining maturities not exceeding one year:
(i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation; (iii) commercial paper rated at the date of purchase in the two highest rating categories; and (iv) repurchase agreements. The Series also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) at the time of purchase, if such banks have more than $1 billion in total assets.

To maximize potential return, the Portfolio Manager may utilize the following investment methods: writing "covered" listed put and call equity options, including options on stock indices, and purchasing such options; purchasing and selling, for hedging purposes, stock index, interest rate, and other futures contracts, and purchasing options on such futures; purchasing warrants and preferred and convertible preferred stocks; entering into repurchase agreements and reverse repurchase agreements; lending portfolio securities to brokers, dealers, banks, or other recognized institutional borrowers of securities; purchasing restricted securities; purchasing securities of foreign issuers; entering into forward currency contracts and currency exchange transactions for hedging purposes; and borrowing from banks to purchase securities. The Series will not engage in short sales of securities other than short sales "against the box." See "Description of Securities and Investment Techniques" for further discussion of these investment methods.

LIMITED MATURITY BOND SERIES

The Limited Maturity Bond Series' primary investment objective is the highest current income consistent with low risk to principal and liquidity. As a secondary objective, the Series also seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal. The Portfolio Manager for this Series is Bankers Trust Company.

The Series pursues its objectives primarily by investing in a diversified portfolio of limited maturity debt securities. These are short-to-intermediate-term debt securities with actual remaining maturities of seven years or less, and other debt securities with special features (e.g., puts, variable or floating coupon rates, maturity extension arrangements, mortgage pass-throughs, etc.) producing price characteristics similar to those of short-to-intermediate-term debt securities. Generally, the Series' portfolio securities are selected from as many as ten sectors of the fixed income market, each representing a different type of fixed income investment. The ten sectors are as follows:

(i)  U.S. Treasury obligations;

(ii) U.S. Government agency and instrumentality securities;

(iii)repurchase agreements with respect to U.S.
     Treasury   obligations  and  U.S.  Government  agency  and  instrumentality securities;

(iv) asset-backed securities, including mortgage-backed securities issued or guaranteed by U.S. Government agencies or collateralized by U.S. Treasury obligations or U.S. government agency securities, mortgages pooled by high-quality financial institutions, and other asset-backed securities representing pools of receivables unrelated to mortgage loans;

(v)  banking industry obligations, including
certificates of deposit, time deposits, and bankers' acceptances issued by commercial banks;

(vi) savings industry obligations, including
certificates   of  deposit  and  time  deposits   issued  by  savings  and  loan
     associations;

(vii)corporate debt securities;

(viii)
     corporate commercial paper, consisting
primarily of unsecured notes with maturities of nine months or less issued to finance short-term credit needs;

(ix) variable or floating rate securities, the coupon rates of which vary with a designated money market index; and

(x)  foreign securities denominated in U.S. dollars.

For additional information as to the characteristics and risks of investments in several of these sectors, see the "Description of Securities and Investment Techniques" in this Prospectus.

The Portfolio Manager conducts a continuing review of sector yields and other information. These data are analyzed in light of market conditions and trends in order to determine which investment sectors offer the best values on a total return basis. Where the yield of a sector exceeds that of comparable U.S. Treasury obligations, the excess yield or "premium" is analyzed to determine whether and to what extent it reflects additional risk in that sector. During periods that yield differentials available in the non-governmental sectors do not appear to justify the additional risks involved, the Series will invest more heavily in U.S. Treasury obligations and U.S. Government agency and instrumentality securities.

Ordinarily, the Series' portfolio will include securities from five or more of the investment sectors. The Series does not intend to concentrate 25% or more of its total assets in debt securities of issuers in any single industry.

After the sectors for investment have been chosen, individual securities are selected from within these sectors on the basis of yield, creditworthiness, and liquidity. The Series will invest in corporate debt securities and variable or floating rate securities only if such securities are rated Baa or better by Moody's or BBB or better by Standard & Poor's, or, if not rated by Moody's or Standard & Poor's, if the Portfolio Manager determines that they are of equivalent quality. The Series will invest in corporate commercial paper only if rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by Standard & Poor's, or, if not rated by Moody's or Standard & Poor's, if the Portfolio Manager determines that the commercial paper is of equivalent quality. For additional information, see "Appendix 1: Description of Bond Ratings" in the SAI.

The Series seeks to reduce risk, increase income, and preserve or enhance total return by actively managing the maturity of its portfolio in light of market conditions and trends. When, in the opinion of the Portfolio Manager, market indicators point to higher interest rates and lower bond prices, average maturity generally will be shortened. When falling interest rates and rising bond prices are indicated, a longer average portfolio maturity generally can be expected.

During periods of rising or falling interest rates, the Series may also seek to hedge all or a part of its portfolio against related changes in securities prices by buying or selling interest rate futures contracts and options thereon. Such a strategy involves using the contracts as a maturity management device that reduces risk and preserves total return while the Series is restructuring its portfolio in response to the changing interest rate environment. For information on such contracts, see "Description of Securities and Investment Techniques."

The dollar-weighted average maturity of the Series' portfolio will not exceed five years, and, in periods of rapidly rising interest rates, may be shortened to one year or less. For these purposes, (i) the maturity of mortgage-backed securities is determined on an "expected life" basis, (ii) variable or floating rate securities are deemed to mature at the next interest rate adjustment date, and (iii) debt securities with put features are deemed to mature at the next put exercise date. Positions in interest rate futures contracts (long or short) will be reflected in average portfolio maturity on the basis of the maturities of the securities underlying the futures contracts.

The Series may invest in private placements of debt securities. The Series may also purchase securities (including mortgage-backed securities such as GNMA, FNMA, and FHLMC Certificates) on a when-issued basis. A description of these techniques and their attendant risks is contained in the section of this Prospectus entitled "Description of Securities and Investment Techniques."

NATURAL RESOURCES SERIES

The Natural Resources Series seeks long-term capital appreciation. The Series seeks this objective by investing primarily in equity and debt securities of companies engaged in the exploration, development, production, and distribution of natural resources such as gold and other precious metals, strategic metals, minerals, oil, natural gas, and coal. The Series may also invest in equity and debt securities of companies which themselves invest in companies engaged in these activities. Although current income may be realized, it is not an investment objective; it is anticipated that the Series will realize only a nominal amount of current income. The Series' Portfolio Manager is Van Eck Associates Corporation.

The Series' Portfolio Manager believes securities of some natural resources companies, sometimes referred to as "hard asset" companies, offer an opportunity to protect wealth against eroding monetary values. The Portfolio Manager believes that recent history indicates that the policies of many governments, particularly persistent budget deficits and high rates of money supply growth, have, at times, had long-term inflationary consequences. Generally, during periods of accelerating inflation, the prices of many natural resources equity securities sometimes have risen faster than the rate of inflation; and the Portfolio Manager believes that they will continue to do so in the future. During such periods, interest rates and yields on industrial shares have risen, causing the prices of fixed income and industrial equity securities to decline. The Portfolio Manager anticipates that inflation and the price of certain natural resources will

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 INVESTMENT OBJECTIVES AND POLICIES (CONTINUED)
continue on a long-term upward trend with alternating cycles as credit is overexpanded and subsequently tightened. Since the market action of shares of companies engaged in certain natural resources activities may move against or independently of the market trend of industrial shares, the addition of such shares to an overall portfolio may increase the return and reduce the fluctuations of such portfolio. There can be no assurance that an increased rate of return or reduced fluctuation of a portfolio will be achieved. Thus, an investment in the Series' shares should be considered part of an overall investment program rather than a complete investment program.

The Series may invest in securities of foreign issuers, including securities of South African issuers. The relative amount of the Series' investment in foreign issuers will change from time to time, and the Series is subject to certain guidelines for diversification of foreign security investments. Investments by the Series in securities of foreign issuers may involve particular investment risks. See "Description of Securities and Investment Techniques" in this Prospectus. Political and social conditions in South Africa, due to former segregation policies of the South African government and unsettled political conditions prevailing in South Africa and neighboring countries, may pose
certain   risks  to  the   Series'  investments.  If   aggravated  by  local  or
international developments, such risks could have an adverse effect on investments in South Africa, including the Series' investments and, under certain conditions, on the liquidity of the Series' portfolio and its ability to meet shareholder redemption requests. The ability of the Series to invest, or hold its investments, in South African companies may be further affected by changes in United States or South African laws or regulations. In the past, legislation has been proposed in Congress which would require U.S. investors, including the Series, to sell their investments in South Africa. Notwithstanding these considerations, the recent liberalization respecting South Africa's segregationist policies could reduce the legislative risks described above in the future.

The Series will normally invest at least 65% of its total assets in securities of companies engaged in the above-described natural resources activities. The Series reserves the right to invest up to 10% of its net assets, taken at market value at the time of investment, in gold bullion and coins and other precious metal (silver and platinum) bullion. The Series may invest over 25% of its assets in securities of companies predominantly engaged in gold operations, although the Series will not invest in any such security or in gold bullion and coins if, after such acquisition, more than 50% of the Series' assets (taken at market value at the time of such investment) would be invested in securities of companies predominantly engaged in gold operations and in gold bullion and coins. The Series may also invest directly in other commodities including petroleum and strategic metals. The Series may invest up to 35% of the value of its total assets in: (a) common stock of companies not engaged in natural resources activities, (b) investment-grade corporate debt securities, (c) obligations issued or guaranteed by U.S. or foreign governments, (d) money market instruments, and (e) repurchase agreements.

During periods of less favorable economic and/or market conditions, the Series may make substantial investments for temporary defensive purposes in obligations of the U.S. Government, certificates of deposit, bankers' acceptances, investment grade commercial paper, and repurchase agreements.

The Series may engage in short sales, and may lend portfolio securities. The Series may also invest up to 5% of its assets at the time of purchase in warrants, and may purchase or sell put or call options on securities and foreign currencies. The Series may engage in futures contracts and options on those contracts. These techniques are described in "Description of Securities and Investment Techniques."

Since the Series may invest substantially all of its assets in securities of companies engaged in natural resources/hard asset activities and may concentrate in securities of companies engaged in gold operations, the Series may be subject to greater risks and market fluctuations than other investment companies with more diversified portfolios. At the present time, many major producers of gold bullion are located in foreign countries, and the production and marketing of gold, precious metals, and other natural resources may be affected by the risks of investing in foreign countries, including actions of and changes in governments. Gold and natural resources securities may be cyclical in nature. Based upon historical experience, during periods of economic or financial instability, the securities of some gold and other natural resources companies may be subject to broad price fluctuations, reflecting volatility of prices and, in some instances, instability of supply of precious and other metals, oil, coal, timber, or other natural resources. Instability of prices may affect earnings of gold and other natural resources companies and may adversely affect the financial condition of such companies. In addition, some natural resources companies may also be subject to the risks generally associated with extraction of gold and natural resources, such as the risks of mining

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 INVESTMENT OBJECTIVES AND POLICIES (CONTINUED)

and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, and others.

REAL ESTATE SERIES

The primary investment objective of the Real Estate Series is capital appreciation. Current income is a secondary objective. The Series seeks these objectives primarily through investment in publicly traded equity securities of companies in the real estate industry that are listed on national exchanges or the National Association of Securities Dealers Automated Quotation System ("NASDAQ"). Securities are selected for long-term investment. It is generally not the policy of the Series to purchase securities merely for short-term gain, although there may be a limited number of short-term transactions. The Portfolio Manager for the Series is E.I.I. Realty Securities, Inc.

The Series will invest not less than 65% of its total assets in common and preferred stocks and convertible preferred securities of companies which have at least 50% of the value of their assets in, or which derive at least 50% of their revenues from, the ownership, construction, management, or sale of residential, commercial, or industrial real estate, which include listed equity real estate investment trusts which own properties, and listed mortgage real estate investment trusts which make short-term construction and development mortgage loans or which invest in long-term mortgages or mortgage pools. The Series may invest more than 25% of its total assets in any of the foregoing sectors of the real estate industry. The Series' assets may, however, be invested in money market instruments and U.S. Government securities if, in the opinion of the Portfolio Manager, market conditions warrant a temporary defensive investment strategy.

The Series may invest up to 35% of its total assets in equity, debt, or convertible securities of issuers whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies, and up to 25% of its total assets in financial institutions which issue or service mortgages, such as savings and loans or mortgage bankers. The Series also may invest in the securities of companies unrelated to the real estate industry but which have significant real estate holdings believed to be undervalued relative to the price of the companies' securities.

In addition to the common and preferred stocks described above, the Series may invest up to 35% of its total assets in securities believed by the Portfolio Manager to be undervalued and have capital appreciation potential, including warrants and other rights to purchase securities (up to 5% of total assets), bonds, convertible securities, and publicly traded limited partnerships listed on national securities exchanges or NASDAQ. The Series may invest up to 5% of its total assets in bonds, convertible securities, and limited partnerships traded on the Toronto or London Stock Exchanges. The Series may also invest up to 20% of its assets, measured at the time of investment, in high yield convertible bonds that are rated below investment grade by one of the primary rating agencies (or if not rated, deemed to be of comparable quality by the Portfolio Manager). See "High Yield Bonds."

There are risks inherent in the Series' investment policies. The Series may be subject to the risks associated with the direct ownership of real estate because of its policy of concentration in the securities of companies which own, construct, manage, or sell residential, commercial, or industrial real estate. These risks include: declines in the value of real estate, adverse changes in the climate for real estate, risks related to general and local economic conditions, over-building and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of interests in real estate, and increases in interest rates. The value of securities of companies which service the real estate industry may also be affected by such risks.

In addition to the risks discussed above, equity real estate investment trusts may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of any credit extended. Further, equity and mortgage real estate investment trusts are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Internal Revenue Code and to maintain an exemption under the Investment Company Act of 1940. Finally, certain real estate investment trusts may be self-liquidating in that a specific term of existence is provided for in the trust document. Such trusts run the risk of liquidating at an economically inopportune time.

ALL-GROWTH SERIES

The All-Growth Series' investment objective is capital appreciation. The Series seeks to achieve its objective through investment in securities selected on the basis of fundamental investment research for their long-term growth prospects. The Portfolio Manager for the Series is Warburg, Pincus Counsellors, Inc.

In considering securities for the Series, the Portfolio Manager (1) selects for investment those companies whose unique characteristics or proprietary advantages, it believes, offer the best prospects for above average increases in revenues and earnings; (2) selects companies that tend to be grouped in industries that, from time to time, are judged to be less likely to be affected by the business cycle and/or have already experienced the negative effects of the capital markets; and (3) monitors both companies and their industries to make certain they retain the characteristics that led to their selection in the first place.

The Series' policy stresses flexibility and adaptability in arranging its portfolio to seek the desired results. Common stocks will generally constitute a majority of the portfolio, but the Series may invest in preferred stocks and debt securities (including money market obligations) when, in the judgment of the Portfolio Manager, a more conservative investment position seems appropriate in light of anticipated market conditions. The Series will not invest for purposes of exercising management or control.

Assets of the Series will be subject to the risks of investment in equity securities, I.E., there is no assurance of capital appreciation and there is a substantial risk of decline. Investment in the securities of unseasoned companies may in some instances involve a higher degree of risk than investments in securities of companies with longer operating histories. Any current income from dividends received from such securities will be entirely incidental. The Series is not suitable for investors seeking a consistent and/or minimum level of income.

The Series may invest up to 10% of its assets in securities of foreign issuers. The Series may also engage in short sales, subject to Shareholder approval of a change in the investment restrictions applicable to the Series. The Series may also write "covered" listed put and call equity options including options on stock indices, and purchase such options; purchase and sell stock index, interest rate, and other futures contracts; and purchase options on such futures. It is not the policy of the Series to invest in securities of companies with no operating history. The Series is permitted to borrow for the purpose of making leveraged investments, subject to regulatory restrictions. For discussion of the risks involved in these investment techniques, see "Description of Securities and Investment Techniques."

CAPITAL APPRECIATION SERIES

The investment objective of the Series is to generate long-term capital growth. In seeking this objective, the Series will invest primarily in common stock and preferred stock that will be allocated between two categories of stocks described below and referred to as "components." The components in which the Series will invest are the growth component and the value component. The Portfolio Manager for the Series is Chancellor Trust Company.

The Portfolio Manager will allocate the Series' assets between the two components in an effort to maximize the potential for achieving the Series' overall objective. The Portfolio Manager may allocate the assets between the components in its discretion in any proportion that it deems appropriate. The Portfolio Manager is free to allocate the Series' assets such that, at any point in time, there may be little or no assets allocated to one of the components. The Portfolio Manager may select a particular security for inclusion in both components, provided that it meets the criteria for each component. The Portfolio Manager will select securities for each component based upon the criteria for each component as described below:

THE GROWTH COMPONENT. The securities eligible for this component are those that the Portfolio Manager believes have the following characteristics: they have stability and quality of earnings and positive earnings momentum; have dominant competitive positions; and demonstrate above-average growth rates as compared to published S&P 500 earnings projections.

THE VALUE COMPONENT. Securities eligible for this component are those that the Portfolio Manager regards as fundamentally undervalued, I.E., securities selling at a discount to asset value and securities with a relatively low price/earnings ratio. The securities eligible for this component may include real estate stock such as securities of publicly-owned companies that, in the Portfolio Manager's judgment, offer an optimum combination of current dividend yield, expected dividend growth, and discount to current real estate value. Real estate stocks may also include those issued by companies in industries related to real estate, including companies that own, develop or provide services to income-producing real estate, and commercial and community developers, and may include real estate investment trusts and "land rich" companies, which are companies that are not in the real estate industry but that have significant real estate related assets and whose stock price may be affected by the real estate assets they hold.

If the Portfolio Manager believes that the expected market return for equity securities over a twelve-month period is less than a premium over U.S. Treasury bills that equity securities have historically provided, the Series may, as a temporary defensive measure, invest up to 40% of its assets in money market instruments and short-term investment grade debt securities until market conditions improve. Investment grade securities are generally those rated at least Baa by Moody's or BBB by Standard & Poor's, or unrated securities that the Portfolio Manager determines are of comparable quality. The Series from time to time may invest in money market instruments to the extent appropriate, pending investment in the types of securities in which the Series normally invests or in anticipation of redemptions. Money market instruments in which the Series may invest include U.S. Government securities, certificates of deposit, bankers' acceptances, time deposits, commercial paper and other U.S. dollar-denominated obligations of domestic and foreign corporations, and repurchase agreements.

To maximize potential return, the Portfolio Manager may use the following investment methods: writing "covered" listed put and call equity options including options on stock indices, and purchasing such options; purchasing and selling stock index, interest rate, and other futures contracts, and purchasing options on such futures; entering into repurchase agreements; and borrowing from banks to purchase securities. The Series may also invest up to 20% of its total assets in Depositary Receipts. The Series may engage in short sales and short sales "against the box." See "Description of Securities and Investment Techniques" for further discussion of these investment methods. For a discussion of investment in investment grade debt securities, see "Debt Securities." For a description of the risks of investment in industries related to real estate, see "Investment Objectives and Policies -- Real Estate Series."

RISING DIVIDENDS SERIES

The investment objective of the Rising Dividends Series is capital appreciation. Dividend income is a secondary objective. The Portfolio Manager for the Series is Kayne, Anderson Investment Management, L.P.

In seeking these objectives the Series normally invests at least 80% of its net assets in equity securities of companies determined to be of high quality by the Portfolio Manager that meet the following four criteria:

(i) Consistent dividend increases -- The company must have increased its dividends in seven of the last ten years.

(ii) Substantial dividend increases -- The company must have at least doubled its dividends in the last ten years.

(iii) Reinvested profits -- The company must reinvest at least 35% of its profits annually.

(iv) Under-leveraged balance sheet -- The company must have less than 35% of its total capitalization in long term debt.

In selecting securities, the Portfolio Manager screens a universe of over 7,000 companies for those companies that meet the above criteria. From this universe, the Portfolio Manager anticipates that only a few hundred companies will meet the criteria, each of which is individually analyzed by the Portfolio Manager to consider its past and present competitive position within its respective industry. Each security is analyzed on a proprietary computer matrix, based on the Portfolio Manager's projections of each company's growth in earnings, cash flow, and dividends. Target prices and value ranges are developed from this analysis. The securities are ranked based on their potential total return, and their risk/reward ratio. Portfolio selection is made from among the top rated securities.

It is anticipated that the Series' portfolio will contain a minimum of 25 issues. In addition, it is the policy of the Series that no equity security will be acquired if, after its acquisition, more than 15% of the Series' total assets would be invested in any one industry or more than 5% would be invested in any one issuer. The Portfolio Manager does not intend to invest any of the Series' assets in securities that, at the time of investment, it believes to be illiquid. The Portfolio Manager periodically monitors the Series' equity securities to assure they meet the four criteria. A security usually will be eliminated from the Portfolio when it reaches its target price, when negative changes occur in either the company or its industry, or when any one or more of the four criteria are no longer satisfied. There may from time to time be other equity securities in the Portfolio which meet most, but not all, of the criteria, but which the Portfolio Manager deems a suitable investment. Equity securities are deemed to include common stocks, securities convertible into common stocks, or rights or warrants to subscribe for or purchase common stocks.

The Portfolio Manager may enter into forward currency contracts and currency exchange transactions for hedging purposes. During those times when equity securities that meet the Portfolio Manager's investment criteria cannot be found, for temporary defensive purposes or pending longer-term investment, the Series may invest any amount of its assets in short-term fixed income securities or in cash or cash equivalents.

EMERGING MARKETS SERIES

The investment objective of the Emerging Markets Series is long-term growth of capital. The Series seeks this objective by investing primarily in equity securities of companies that are considered to be in emerging market countries. Income is not an objective, and any production of current income is considered incidental to the objective of growth of capital. The Series will be diversified by issuer, and normally will be invested in companies located in at least six different emerging market countries. The investment philosophy of the Series is to attempt to capitalize upon emerging capital markets in developing nations and other nations in which the Portfolio Manager believes that economic and political factors are likely to produce above average growth rates. The Series' Portfolio Manager is Bankers Trust Company. Bankers Trust Company has entered into a sub-advisory agreement with BT Fund Managers (International) Limited pursuant to which BT Fund Managers (International) Limited provides advisory and management services with respect to the Series' assets allocated for investment in the Pacific Basin.

At least 65% of the Series' assets normally will be invested in the equity securities of issuers in countries that are identified as emerging market countries in the Morgan Stanley Capital International Emerging Markets Free Index or the International Finance Corporation Emerging Market Index, or a country that the Portfolio Manager otherwise believes is an emerging market country because it has a developing economy or because its markets have begun a process of change and are growing in size and/or sophistication.

The Portfolio Manager will allocate the Series' assets for investment in emerging market countries in its discretion, taking into account economic and political factors that may include, among others, relative market valuation, earnings momentum, supply and demand, the prospects for relative growth among the regions and the countries therein, expected levels of inflation, governmental policies influencing business conditions, the outlook for currency relationships, and the range of alternative opportunities available to international investors. The Portfolio Manager may determine to change its allocation at any time.

For purposes of allocating the Series' investments, a company will be considered located in the country in which the company is domiciled, in which it is primarily traded, from which it derives a significant portion of its revenues, or in which a significant portion of its goods or services are produced. Equity securities that may be acquired include common stock and other securities with equity characteristics, including preferred stock, rights and warrants, convertible securities, which may consist of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock, and shares of investment companies.

In selecting securities in emerging market countries, the Portfolio Manager seeks undervalued investment opportunities for growth. The Portfolio Manager uses a disciplined, value-oriented investment philosophy that generally stresses the inherent value of companies under examination, usually based upon the medium term outlook for such companies. Securities may be considered for the company's fundamental financial characteristics, its earnings potential, or the potential for economic development of the country or region in which the company is located.

To the extent that the Series' assets are not invested in emerging market equity securities, the remainder of the Series' assets, which normally will not exceed 35% of net assets, may be invested in debt securities issued or guaranteed by corporate or governmental issuers in an emerging market country (including Brady Bonds) or an industrialized country, including the United States; in bank deposits or bank obligations (including certificates of deposit, time deposits, and bankers' acceptances) of banks in emerging market or industrialized countries, including the United States; instruments issued by international development agencies; and in high-quality money market instruments, including commercial paper and other short-term corporate debt obligations of issuers in industrialized and emerging market countries. The Portfolio Manager may invest up to 10% of the Series' assets, measured at the time of investment, in debt securities that are rated below investment grade or, if not rated, of equivalent quality. See "High Yield Bonds" in this Prospectus and "Debt Securities" in the Statement of Additional Information.

For temporary defensive purposes, the Series may decrease its investment in emerging market country equity securities, and may invest to a significant degree in debt securities and bank and money market instruments as described above. In addition, the Series may invest significantly in such securities after receipt of new monies.

Most of the foreign securities in which the Series invests will be denominated in foreign currencies. The Series may engage in foreign currency transactions in anticipation of or to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. Such foreign currency transactions may include forward foreign currency contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies, and foreign exchange futures contracts. For a description on these techniques, see "Description of Securities and Investment Techniques -- Foreign Currency Transactions" in this Prospectus.

The Emerging Markets Series may use various investment strategies and techniques to meet its investment objectives, including purchasing options on securities and writing (selling) secured put and covered call options on securities and securities indexes. The Series may purchase and sell futures contracts, and may purchase and write options on such futures contracts. The Series may also purchase and sell stock index futures contracts. When deemed appropriate by the Portfolio Manager, the Series may enter into reverse repurchase agreements and may invest cash balances in repurchase agreements and money market instruments in an amount necessary to maintain liquidity, in an amount to meet expenses or for day-to-day operating purposes. The Series may invest in shares of other investment companies, provided that such investment companies invest a significant portion of assets in emerging capital markets. The Series may invest in restricted securities and warrants. These investment techniques are described under the heading "Description of Securities and Investment Techniques" in this Prospectus or in the Statement of Additional Information.

Investment in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. For a description of these risks, see "Description of Securities and Investment Techniques -- Foreign Securities" in this Prospecutus. Investment in emerging markets countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in those currencies by the Series. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country) or creation of government monopolies, any of which may have a detrimental effect on the Series' investment. In addition, in many countries there is less publicly available information about issuers than is available in the United States. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Further, the Series may encounter difficulties or be unable to pursue legal remedies or obtain judgements in foreign courts.

VALUE EQUITY SERIES

The investment objective of the Value Equity Series is capital appreciation. Dividend income is a secondary objective. The Portfolio Manager for the Series is Eagle Asset Management, Inc. At least 65% of the Series' assets normally will be invested in equity securities.

In seeking these objectives the Series invests primarily in equity securities of U.S. and foreign issuers which, when purchased, meet quantitative standards believed by the Portfolio Manager to indicate above average financial soundness and high intrinsic value relative to price. In selecting equity securities, the Portfolio Manager analyzes companies using the four criteria described below. While some companies selected for investment may meet more than one of the criteria described below, the Series' investment policy is to primarily invest, under normal circumstances, in companies that, at the time of investment, meet at least one of the criteria. The criteria used by the Portfolio Manager are as follows:

1. Price/earnings or price/book value ratio approximates or falls below 75% of that of the average of the companies in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500");

2. Dividend yield approximates at least 66% of the prevailing average yield to maturity of the five most actively traded long-term U.S. Government bonds;

3. Per share going-concern value (I.E., a company's value if its major subsidiaries and assets are sold), as estimated by the Portfolio Manager, exceeds market value; or

4. Long-term debt of the company approximates or falls below its tangible net worth.

In selecting securities, the Portfolio Manager screens a universe of over 2,500 companies for those companies that meet the above criteria. From this universe, the Portfolio Manager anticipates that only a few hundred companies will meet one or more of the criteria. Each company identified by the initial screening is individually analyzed by the Portfolio Manager to consider its past and present competitive position within its respective industry. Each security is analyzed based on the Portfolio Manager's projections of each company's growth in earnings and dividends, earnings momentum, and undervaluation based on a discount dividend model. Target prices and value ranges are developed from this analysis and portfolio selection is made from among the top rated securities.

The Series may also invest in debt securities, and intends to limit those investments to U.S. Government and agency obligations. The portion of total assets invested in common stocks and debt securities will vary based on the availability of common stocks meeting the selection criteria and the Portfolio Manager's judgment of the investment merit of common stocks relative to debt securities. The Series may also invest cash balances in certificates of deposit, bankers' acceptances, high quality commercial paper, Treasury bills, repurchase agreements, and other money market instruments. During adverse market conditions, as a temporary investment posture, the Series may invest significantly in the debt securities and money market instruments described above.

The Series may invest without limit in equity securities of foreign issuers, including American Depositary Receipts. However, it is expected that under ordinary circumstances, the Series will not invest more than 25% of its assets in foreign issuers, measured at the time of investment. For a description of the risks associated with investment in foreign issuers, see "Description of Securities and Investment Techniques -- Foreign Securities" in this Prospectus.

It is anticipated that the Series' portfolio will contain a minimum of 50 issues. In addition, it is the policy of the Series that no equity security will be acquired if, after its acquisition, more than 25% of the Series' total assets would be invested in any one industry or more than 5% would be invested in any one issuer. The Portfolio Manager periodically monitors the Series' equity securities to assure they meet the selection criteria. A security usually will be eliminated from the Series' portfolio when it reaches its target price, when negative changes occur in either the company or its industry, or when there is a significant change in one or more of the selection criteria. From time to time, the Series may invest in equity securities that do not meet the selection criteria described above, but which the Portfolio Manager deems a suitable investment. For purposes of the Series' investment policies, equity securities are deemed to include common stocks, securities convertible into common stocks, options on equity securities, and rights or warrants to subscribe for or purchase common stocks. The Series may also invest in Standard & Poor's Depositary Receipts, which are publicly traded interests in a unit investment trust that invests in substantially all of the common stocks in the S&P 500.

The Series may also invest in restricted or illiquid securities; however, the Portfolio Manager does not intend to invest more than 15% of the Series' assets in securities that, at the time of investment, it believes to be illiquid. In pursuing its investment objective or for hedging purposes, the Series may, but is not required to, utilize the following investment techniques: entering into stock index, interest rate, foreign currency and other financial futures contracts, and purchasing options on such futures contracts; purchasing and writing "covered" listed put and call options on securities, stock indices, and currencies; entering into forward currency contracts and currency exchange transactions; and borrowing from banks to purchase securities. See "Description of Securities and Investment Techniques" for a discussion of the risks associated with these investment techniques.

STRATEGIC EQUITY SERIES

The investment objective of the Strategic Equity Series is to achieve capital appreciation. The Series seeks to achieve this objective primarily through investment in equity securities. The amount of the Series' assets allocated to equities shall vary from time to time to seek positive investment performance from advancing equity markets and to reduce exposure to equities when the Portfolio Manager believes that their risk/ reward characteristics are less attractive. The Series' investments in equities include both (1) stocks that the Portfolio Manager selects for their "growth" characteristics (which may include positive earnings momentum and above average earnings growth rates), and (2) stocks that the Portfolio Manager selects for their "income" characteristics (which may include above average dividend yields and favorable dividend growth). To the extent not invested in equity securities, the Series' assets generally will be invested in money market instruments or held as cash. The Series may also invest in debt securities for defensive purposes. The Portfolio Manager for the Series is Zweig Advisors Inc.



The extent of the Series' investment in equity securities will be based primarily on various equity market timing techniques developed by Dr. Martin Zweig (Ph.D. in Finance) and his staff. The equity market timing techniques incorporate general market indicators, including interest rate and monetary analysis, market sentiment indicators, price and trading volume statistics, and measures of valuation, as well as other market indicators and statistics which the Portfolio Manager believes tend to point to significant trends in the overall performance and the risk of the stock market. For example, if the Portfolio Manager believes that the stock market investment environment is uncertain or unfavorable and justifies a defensive position, then the Series may decrease its investments in equity securities and increase its investments in money market instruments. During periods when the Portfolio Manager believes an overall defensive position is advisable, greater than 50% (and under certain circumstances perhaps all) of the Series' total assets may be invested in money market instruments and cash. The Portfolio Manager expects that the Series will be fully invested in equity securities only when the Portfolio Manager believes that there is very low risk in the stock market. There is no assurance that these equity market timing techniques will eliminate the risks of equity investments, correctly predict market trends, or enable the Series to achieve its investment objective.


The Portfolio Manager expects that the equity portion of the Series' portfolio will generally be divided equally between "growth" stocks and "income" stocks. Although the Portfolio Manager expects to invest assets proportionately in growth stocks and income stocks in order to maintain an approximately equal weighting between growth stocks and income stocks, the relative weighting of growth stocks and income stocks will fluctuate from time to time because of, among other things, changes in the market value of the growth stocks and income stocks. The Portfolio Manager may change the relative weightings of the growth stocks and income stocks from time to time if the Portfolio Manager determines that such changes are appropriate in view of the then existing market conditions. The equity portion of the Series' portfolio will be widely diversified by the number of issues. The Portfolio Manager expects that the majority of the stocks in the Series' portfolio will be selected on the basis of proprietary computer-driven stock selection models that evaluate and rank approximately 1,500 of the most liquid stocks on the basis of various factors, which may include earnings momentum, earnings growth, price-to-book value, price-to-earnings, price-to-cash flow, cash flow trend, price momentum, earnings estimate revisions, payout ratio trend and other market measurements. Such stock selection models may evolve or be replaced by other stock selection techniques intended to achieve the Series' objective.

The Series may use various investment strategies and techniques when the Portfolio Manager determines that such use is appropriate in an effort to meet the Series' investment objective including: buying "covered" listed put equity options and writing "covered" listed call equity options, including options on stock indexes; short sales of securities; purchasing and selling stock index and other futures contracts, and purchasing options on such futures contracts; purchasing and selling interest rate and gold futures contracts; borrowing from banks to purchase securities; investing in securities of foreign issuers; entering into foreign currency transactions and options of foreign currencies; entering into repurchase agreements or reverse repurchase agreements; and lending portfolio securities to brokers, dealers, banks, or other recognized institutional borrowers of securities.


SMALL CAP SERIES



The investment objective of the Small Cap Series is to acheive long-term capital appreciation. Except during temporary defensive periods, the Series will invest at least 65% of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization -- present market value per share multiplied by the total number of shares outstanding -- of less than $1 billion. The Series may invest up to 35% of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization of $1 billion or greater and in excess of that amount (up to 100% of its assets) during temporary defensive periods. The Portfolio Manager for the Series is Fred Alger Management, Inc.



The Series seeks to achieve its objective by investing in equity securities, such as common or preferred stocks, or securities convertible into or exchangeable for equity securities, including warrants and rights. The Series will invest primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market. These companies may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth owing to factors such as management changes or development of new technology, products or markets, or may be companies providing products or services with a high unit volume growth rate. In order to afford the Series the flexibility to take advantage of new opportunities for investments in accordance with its investment objective, it may hold up to 15% of its net assets in money market instruments and repurchase agreements and in excess of that amount (up to 100% of its assets) immediately after the commencement of operations, after receipt of new monies, or during temporary defensive periods. This amount may be higher than that maintained by other funds with similar investment objectives.



Investing in smaller, newer issuers generally involves greater risk than investing in larger, more established issuers. Companies in which the Series is likely to invest may have limited product lines, markets or financial resources and may lack management depth. The securities of such companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Accordingly, an investment in the Series may not be appropriate for all investors.



The Series may use the following various investment strategies and techniques when the Portfolio Manager determines that such use is appropriate in an effort to meet the Series' investment objective: short sales of securities; investing in securities of foreign issuers, including foreign government securities; engaging in futures contracts, including purchasing and selling stock index futures contracts and interest rate futures contracts; purchasing and selling options on securities; purchasing options on stock index futures contracts, interest rate futures contracts, and foreign currency futures contracts; entering into foreign currency transactions and options on foreign currencies; entering into repurchase agreements and reverse repurchase agreements; and lending portfolio securities to brokers, dealers, bankers, and other recognized institutional borrowers of securities.


LIQUID ASSET SERIES

The investment objective of the Liquid Asset Series is to achieve a high level of current income consistent with the preservation of capital and liquidity. The Portfolio Manager for the Series is Bankers Trust Company.

In managing the Series, the Portfolio Manager employs a number of professional money management techniques, including varying the composition of investments and the average maturity of the portfolio based upon the Portfolio Manager's assessment of the relative values of the various money market securities and future interest rate patterns. These assessments will change in response to changing economic and money market conditions and to shifts in fiscal and monetary policy. The Portfolio Manager also seeks to improve yield by taking advantage of yield disparities that regularly occur in the money markets. For example, market conditions frequently result in similar securities trading at different prices. Also, there are frequently differences in the yield between the various types of money market securities. The Series seeks to enhance yield by purchasing and selling securities based upon these yield disparities.

The Series invests in one or more of the following:

(i) U.S. Government Securities. Obligations of the U.S. Government and its agencies and instrumentalities maturing in 13 months or less from the date of acquisition or purchased pursuant to repurchase agreements that provide for repurchase by the seller within 13 months from the date of acquisition;

(ii) Bank Obligations. Obligations of commercial banks (including foreign branches), savings and loan associations, and foreign banks with maturities not exceeding 13 months. Such obligations include negotiable certificates of deposit, variable rate certificates of deposit, bankers' acceptances, fixed time deposits, and commercial paper. Bank money market instruments in which the Series may invest must be issued by depository institutions with total assets of at least $1 billion, except that up to 10% of total assets may be invested in certificates of deposit of smaller institutions if such certificates of deposit are federally insured. Fixed time deposits, unlike negotiable certificates of deposit, generally do not have a market and may be subject to penalties for early withdrawal of funds;

(iii) Commercial Paper. Short-term unsecured promissory notes with maturities not exceeding nine months issued in bearer form by bank holding companies, corporations, and finance companies; and

(iv)  Short-Term Corporate  Debt Securities.   Corporate  debt securities (other
    than commercial paper) maturing in 13 months or less.

The Series may invest only in U.S. dollar denominated money market instruments that present minimal credit risk and, with respect to at least 95% of its total assets, measured at the time of investment, that are of the highest quality. The Portfolio Manager shall determine whether a security presents minimal credit risk under procedures adopted by the Trust's Board of Trustees. A money market instrument will be considered to be highest quality under standards adopted by the Board of Trustees and consistent with applicable Securities and Exchange Commission ("SEC") rules relating to money market funds. With respect to no more than 5% of its total assets, measured at the time of investment, the Series may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations. A money market instrument will be considered to be in the second-highest rating category under the standards described above.

The Series may not invest more than 5% of its total assets, measured at the time of investment, in securities of any one issuer that are of the highest quality, except that this limitation shall not apply to U.S. Government securities and repurchase agreements thereon. The Series may not invest more than the greater of 1% of its total assets or $1,000,000, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category, except that this limitation shall not apply to U.S. Government securities. In the event that an instrument acquired by the Series is downgraded or otherwise ceases to be of the quality that is eligible for the Series, the Portfolio Manager, under procedures approved by the Board of Trustees (or the Board of Trustees itself if the Portfolio Manager becomes aware an unrated security is downgraded below high quality and the Portfolio Manager does not dispose of the security or such security does not mature within five business days) shall promptly reassess whether such security presents minimal credit risk and determine whether or not to retain the instrument.

From time to time, in the ordinary course of business, the Series may purchase securities on a when-issued or delayed delivery basis. The Series may also enter into repurchase agreements and may borrow under certain circumstances. See "Description of Securities and Investment Techniques" for descriptions of these techniques.

The Series seeks to maintain a net asset value of $1.00 per share for purposes of purchases and redemptions; however, there can be no assurance that the net asset value will not vary. The Series will be affected by general changes in interest rates resulting in increases or decreases in the value of the obligations held by the Series.

 MANAGEMENT OF THE TRUST

The business and affairs of the Trust are managed under the direction of the Board of Trustees. The Trustees are Terry L. Kendall, Robert A. Grayson, M. Norvel Young, and Roger B. Vincent. The Executive Officers of the Trust are Terry L. Kendall, Barnett Chernow and Mary Bea Wilkinson. Additional information about the Trustees and officers of the Trust may be found in the Statement of Additional Information under the heading "Management of the Trust."

THE MANAGER

Directed Services, Inc. ("DSI" or the "Manager") serves as the Manager to the Trust pursuant to a Management Agreement with the Trust. DSI is a New York corporation that is a wholly owned subsidiary of BT Variable, Inc. ("BT Variable") which, in turn, is an indirect subsidiary of Bankers Trust Company. DSI is registered with the SEC as an investment adviser and a broker-dealer. The Trust currently offers shares of its operating Series to, among other offerees, separate accounts of Golden American Life Insurance Company ("Golden American") to serve as the investment medium for Variable Contracts issued by Golden American. DSI is the principal underwriter and distributor of the Variable Contracts issued by Golden American. Golden American is a stock life insurance company organized under the laws of the State of Delaware. Prior to December 30, 1993, Golden American was a Minnesota corporation. Golden American is an indirect wholly owned subsidiary of Bankers Trust Company.

Bankers Trust Company is a New York banking corporation with executive offices at 130 Liberty Street, New York, New York 10006, and is a wholly owned subsidiary of Bankers Trust New York Corporation.

As of December 31, 1994, Bankers Trust New York Corporation was the seventh largest bank holding company in the U.S. with total assets of approximately $98 billion. Bankers Trust Company conducts a variety of general banking and trust activities and is a leading wholesale supplier of financial services to the domestic and international markets.

United States banking laws and regulations, including the Glass-Steagall Act as currently interpreted by the Board of Governors of the Federal Reserve System (the "Board"), prohibit a bank holding company registered under the Bank Holding Company Act of 1956, or any affiliate thereof, from sponsoring, organizing, controlling, or distributing the shares of a registered open-end investment company, such as the Trust, continuously engaged in the issuance of its shares and, except as otherwise provided by order of the Board, prohibit banks generally from issuing, underwriting, selling or distributing securities. The same laws and regulations generally permit a bank or bank affiliate to act as investment adviser, transfer, dividend disbursing and shareholder servicing agent and custodian to an investment company and to purchase such shares as agent for and upon the order of a customer.

DSI performs the activities described above in this Prospectus and below under the caption "Distributor." On September 30, 1992, a wholly owned subsidiary of Bankers Trust Company acquired all of the issued and outstanding stock of Golden American and DSI, and related assets, in a transaction involving settlement of pre-existing claims of Bankers Trust Company against the former parent of Golden American and DSI. Under applicable banking law, stock so acquired is subject to various divestiture requirements. While Bankers Trust Company has no immediate intent to divest its ownership of the stock of DSI, such a divestiture may occur in the future. In addition, judicial or administrative decisions or interpretations, as well as changes in either U.S. Federal or state banking statutes or regulations, could prevent Bankers Trust Company from continuing to own stock of DSI or prevent Bankers Trust Company or DSI from performing certain of the activities contemplated by this Prospectus. In such event, changes in the operation of the Series might occur. It is not expected, however, that the Trust would suffer adverse financial consequences as a result of such occurrence.

Under the Management Agreement, DSI has overall responsibility, subject to the supervision of the Board of Trustees, for engaging portfolio managers and for monitoring and evaluating the management of the assets of each Series by the Portfolio Managers. The Manager is also responsible for monitoring and evaluating the Portfolio Managers on a periodic basis, and will consider their performance records with respect to the investment objectives and policies of each Series. The Manager may, if appropriate, recommend that the Trustees consider a change in the Portfolio Manager, although the Manager does not expect to recommend frequent changes in Portfolio Managers as a matter of operating procedure for the Series.

As Manager, DSI is responsible, subject to the supervision of the Board of Trustees, for providing administrative and other services necessary for the ordinary operation of the Series in addition to advisory services. The Manager provides the overall business management and administrative services necessary for the Series' operation and provides or procures the services and information necessary to the proper conduct of the business of the Series. The Manager is responsible for providing or procuring, at the Manager's expense, the services reasonably necessary for the ordinary operation of the Series, including custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing, and ordinary legal services. The Manager also acts as liaison among the various service providers to the Series, including the custodian, portfolio accounting agent, Portfolio Managers, and the insurance company or companies to which the Series offer their shares. The Manager is also responsible for ensuring that the Series operate in compliance with applicable legal requirements and for monitoring the Portfolio Managers for compliance with requirements under applicable law and with the investment policies and restrictions of the Series. DSI does not bear the expense of brokerage fees and other transactional expenses for securities or other assets (which are generally considered part of the cost for the assets), taxes (if any) paid by a Series, interest on borrowing, fees and expenses of the independent trustees, and extraordinary expenses, such as litigation or indemnification expenses.

Pursuant to the Management Agreement, the Manager is authorized to exercise full investment discretion and make all determinations with respect to the investment of a Series' assets and the purchase and sale of portfolio securities for one or more Series in the event that at any time no Portfolio Manager is engaged to manage the assets of a Series. The Management Agreement may be terminated without penalty by the vote of the Board of Trustees or the Shareholders of the Series, or by the Manager, upon 60 days' written notice by the Board or the Manager, and will terminate automatically if assigned as that term is described in the 1940 Act.

--------------------------------------------------------------------------------

The Trust pays the Manager for its services under the Management Agreement a monthly fee based on the following percentages of the average daily net assets of the Series:


                                                               FEE (based on combined assets of the indicated groups of
SERIES                                                         Series)
-------------------------------------------------------------  -------------------------------------------------------------
Multiple Allocation, Fully Managed,                            1.0% on the first $750 million in combined assets of these
Natural Resources, Real Estate,                                Series;
All-Growth, Capital Appreciation,                              0.95% on the next $1.250 billion;
Rising Dividends, Value Equity,                                0.90% on the next $1.5 billion; and
Strategic Equity, and Small Cap                                0.85% on the amount over $3.5 billion

Limited Maturity Bond                                          0.60% on the first $200 million in combined assets of these
Liquid Asset                                                   Series;
                                                               0.55% on the next $300 million; and
                                                               0.50% on the amount over $500 million

Emerging Markets                                               1.50%


--------------------------------------------------------------------------------


As compensation for its services during the most recent fiscal year, the Trust, pursuant to the Management Agreement, paid the Manager fees which represented the following percentage of each Series' average daily net assets: Multiple Allocation Series -- 1.00%; Fully Managed Series -- 1.00%; Limited Maturity Bond Series -- 0.60%; Natural Resources Series -- 1.00%; Real Estate Series -- 1.00%; All-Growth Series -- 1.00%; Capital Appreciation Series -- 1.00%; Rising Dividends Series -- 1.00%; Emerging Markets Series -- 1.50%; and Liquid Asset Series -- 0.60%. The Value Equity Series, Strategic Equity Series, and Small Cap Series had not commenced operations as of the end of the most recent fiscal year. For more information on the Management Agreement, see the Statement of Additional Information.


The Trust is distinct in that the expense structure of the Series is simpler and more predictable than most mutual funds. Many of the ordinary expenses for the Trust's Series, including custodial, administrative, transfer agency, portfolio accounting, auditing, and ordinary legal expenses are paid by the Manager; whereas, most mutual funds pay for these expenses directly from their own assets.

THE PORTFOLIO MANAGERS

The Trust and the Manager have entered into Portfolio Management Agreements with each of the Portfolio Managers. Under these Agreements, the Portfolio Manager of each Series has full investment discretion and makes all determinations with respect to the investment of a Series' assets and the purchase and sale of portfolio securities and other investments. The Portfolio Management Agreements may be terminated without penalty by the vote of the Board of Trustees or the Shareholders of a Series, by the Portfolio Manager, or by the Manager, on 60 days' written notice by any party to a Portfolio Management Agreement and will terminate automatically if assigned as that term is described in the 1940 Act. A description of each Portfolio Manager follows.

ZWEIG ADVISORS INC.
  The Portfolio Manager to the Multiple Allocation Series and the Strategic Equity Series is Zweig Advisors Inc., located at 900 Third Avenue, New York, NY 10022. The Portfolio Manager was organized on May 7, 1986 and currently serves as investment adviser to The Zweig Fund, Inc., a closed-end, diversified management investment company.

  The asset allocation strategy for the Multiple Allocation Series is determined by Dr. Martin E. Zweig, the day-to-day stock selection is made by Mr. Jeffrey Lazar, and the day-to-day bond selection is made by Mr. Carlton Neel. The asset allocation strategy for the Strategic Equity Series is determined by Dr. Martin E. Zweig and the portfolio decisions for the Series are made by Mr. David Katzen.

  Dr. Zweig, the President of the Portfolio Manager, has been engaged in the business of providing investment advisory and portfolio management services for over 20 years. He is currently affiliated with investment advisers which, as of June 30, 1995, managed in excess of $9.0 billion in total assets of investment companies and pension plan, individual, and other securities accounts. Dr. Zweig owns approximately 50% of the outstanding shares of the Portfolio Manager.

  Mr. Lazar is a Vice President of the Portfolio Manager and has been controller of the Portfolio Manager since 1986. Mr. Lazar has also been Vice President of The Zweig Fund, Inc. since 1987 and Vice President of The Zweig Total Return Fund, Inc. since its inception in 1988.

  Mr. Katzen is a Vice President of the Portfolio Manager and has held senior positions with affiliates of the Portfolio Manager for more than five years. Mr. Katzen is a Senior Vice President of The Zweig Series Trust mutual fund and has been the portfolio manager of its Zweig Strategy Fund and Zweig Appreciation Fund since their inceptions.

  Mr. Carlton Neel joined the Portfolio Manager in June 1995. Mr Neel is a First Vice President of The Zweig Series Trust mutual fund and has been the portfolio manager for its Zweig Managed Assets and Government Securities Series since July 1995. Prior to joining the Portfolio Manager, Mr. Neel was a Vice President with J.P. Morgan & Co., Inc.

  Pursuant to an Addendum to the Portfolio Management Agreement, the Manager (and not the Trust) pays Zweig Advisors Inc. a monthly fee equal to an annual rate of 0.50% of the average daily net assets of the Multiple Allocation Series and 0.50% of the average daily net assets of the Strategic Equity Series.

T. ROWE PRICE ASSOCIATES, INC.
  The Portfolio Manager to the Fully Managed Series is T. Rowe Price Associates, Inc. ("T. Rowe Price"), located at 100 East Pratt St., Baltimore, MD 21202. T. Rowe Price was founded in 1937 by the late Thomas Rowe Price, Jr. As of December 31, 1994, the firm and its affiliates managed over $57 billion in assets of approximately three million individual and institutional investor accounts.

  With respect to its investment management of the Fully Managed Series, the Portfolio Manager has an Investment Advisory Committee composed of the following members: Richard P. Howard, Chairman; Arthur B. Cecil, III; Charles
  A.  Morris;  David  L. Rea;  George  A.  Roche; and  Richard  T.  Whitney. The
  Committee Chairman has day-to-day responsibility for managing the Fully Managed Series and works with the Committee in developing and executing the Fully Managed Series' investment program. Mr. Howard has been Chairman of the Committee since 1989. He joined T. Rowe Price in 1982 and has been managing investments since 1989.

  From the Fully Managed Series' commencement of operations through December 31, 1994, Weiss, Peck & Greer Advisers, Inc. served as Portfolio Manager.

  Pursuant to a Portfolio Management Agreement, the Manager (and not the Trust) pays T. Rowe Price a monthly fee equal to an annual rate of 0.50% of the average daily net assets of the Fully Managed Series.

BANKERS TRUST COMPANY
  The Trust has entered into a Portfolio Management Agreement among the Trust, DSI, and Bankers Trust Company under which Bankers Trust Company serves as Portfolio Manager to the Limited Maturity Bond Series, Liquid Asset Series, and Emerging Markets Series. The services to these Series are provided by the Global Investment Management group of Bankers Trust Company.

  The individual in charge of investment management decisions for the Limited Maturity Bond Series is Louis Hudson, a Vice President and Portfolio Manager of Bankers Trust Company since 1982.

  Bluford Putnam, Managing Director and Chief Strategist of the Global Investment Management Group (GIM) and Head of the Equities Group, chairs the committee responsible for the allocation of assets of the Emerging Markets Series. Mr. Putnam has eighteen years of experience as an international economist and market analyst. He joined Bankers Trust Company in 1994. Prior to that Mr. Putnam held positions as the Chief Investment Officer of a $1 billion private quantatatively managed portfolio, principal and head of the international bond strategy team at Morgan Stanley, and was an economist at the Federal Reserve Bank of New York. The Emerging Markets Team of the Portfolio Manager manages a portion of the Series' assets, including the assets allocated for investment in Latin America, South Africa, and Eastern Europe. Maria-Elena Carrion, Vice President and head of Latin American Equities since April, 1993, is primarily responsible for the assets allocated to the Latin American, South Africa, and Eastern European markets. Ms. Carrion is also a member of the asset allocation committee. Prior to joining Bankers Trust Company, Ms. Carrion served as Fund Manager for Latin American Securities (London). Prior to that Ms. Carrion served as International Securities Analyst and Fund Manager at U.S. Trust (New York).

  Bankers Trust Company has entered into a sub-advisory agreement with BT Fund Managers (International) Limited pursuant to which BT Fund Managers (International) Limited provides investment advice with respect to a portion of the assets of the Emerging Markets Series, including the assets allocated for investment in emerging market countries in the Pacific Basin. Paul Durham, Fund Manager of BT Fund Managers (International) Limited, is responsible for management of these assets. Mr. Durham also is a member of the asset allocation committee and serves as Vice President of Bankers Trust Australia Limited ("BTAL") and has been in the Equities Group of BTAL since 1988. Prior to joining BTAL, Mr. Durham completed an Honors degree majoring in accounting and finance under scholarship from the Commonwealth Bank.

  Under the Portfolio Management Agreement, the Manager (and not the Trust) pays Bankers Trust Company a monthly fee equal to an annual rate based upon the following percentages of the average daily net assets of the Limited Maturity Bond Series: 0.30% of the first $25 million; 0.25% of the next $50 million; 0.20% of the next $75 million; and 0.15% of the amount over $150 million, subject to a minimum annual fee of $35,000 (payable at the end of each calendar year). The Manager (and not the Trust) pays Bankers Trust Company a monthly fee equal to an annual rate based upon the following percentages of the average daily net assets of the Liquid Asset Series: 0.20% of the first $25 million; 0.15% of the next $50 million; and 0.10% of the amount over $75 million, subject to a minimum annual fee of $35,000 (payable at the end of each calendar year). The Manager (and not the Trust) pays Bankers Trust Company a monthly fee equal to an annual rate of 0.75% of the average daily net assets of the Emerging Markets Series.

  For information about Bankers Trust Company, see "The Manager," above. The unit of Bankers Trust Company that serves as Portfolio Manager to the Limited Maturity Bond Series, Liquid Asset Series, and Emerging Markets Series is the Global Investment Management division which, as of December 31, 1994, managed institutional assets approximating $185 billion. As of December 31, 1994, Bankers Trust Company was an investment advisor to the following registered investment companies: Short-Intermediate Fixed-Income Portfolio of Accessor Funds, Inc.; Full Maturity Fixed Income Portfolio of AHA Investment Funds, Inc.; MidCap Index Fund, Stock Index Fund, and Small Cap Index Fund of American General Series Portfolio Company (VALIC); Asset Management Portfolio, Asset Management Portfolio II, and Asset Management Portfolio III; the Bank Fiduciary (Equity) Fund and the Bank Fiduciary (Fixed Income) Fund of the Bank Fiduciary Funds; Capital Appreciation Portfolio; Cash Management Portfolio; Equity 500 Index Portfolio of BT Institutional Funds; Global High Yield Portfolio; Hercules Latin America Value Fund; Intermediate Tax Free Portfolio; International Equity Portfolio; Latin American Equity Portfolio; Liquid Assets Portfolio; NY Tax Free Money Portfolio; Pacific Basin Equity Portfolio; Equity Index Series of Pacific Select Fund; Short/Intermediate Government Securities Portfolio; Small Cap Portfolio; Tax Free Money Portfolio; Treasury Money Portfolio; and Utility Portfolio.

  From the Trust's commencement of operations through April 30, 1992, Neuberger & Berman Management Incorporated served as Portfolio Manager to the Limited Maturity Bond Series and Liquid Asset Series. Bankers Trust Company assumed portfolio management responsibilities for these two Series on May 1, 1992.

VAN ECK ASSOCIATES CORPORATION
  The Portfolio Manager to the Natural Resources Series is Van Eck Associates Corporation ("Van Eck"), located at 99 Park Avenue, New York, New York 10016. Van Eck acts as investment adviser to nine other mutual funds and portfolios of pension plans with similar investment objectives to the Natural Resources Series. In addition, the Portfolio Manager acts as an adviser to ten other mutual funds with investment objectives different from the Natural Resources Series. John C. van Eck and members of his family own 100% of the stock of Van Eck.

  Henry J. Bingham, Executive Managing Director of Van Eck in conjunction with Derek van Eck and other members of Van Eck's Hard Assets group, is primarily responsible for the day-to- day management of the Natural Resources Series. Mr. Bingham has served in that capacity since the Series' commencement of operations. Over the past five years, Mr. Bingham has served as an officer and portfolio manager for mutual funds for which Van Eck Associates Corporation serves as investment adviser or sub-investment adviser.

  Mr. Derek van Eck is Director of Global Investments and Executive Vice President of Van Eck since 1993 and an officer of other mutual funds advised by Van Eck since 1988. During 1991-93, Mr. van Eck completed MBA course requirements. He has been serving in his current capacity with the Series since July 1995.

  Total aggregate assets under management of Van Eck Associates Corporation as of December 31, 1994 were approximately $1.8 billion.

  Pursuant to an Addendum to the Portfolio Management Agreement, the Manager (and not the Trust) pays Van Eck Associates Corporation a monthly fee equal to an annual rate of 0.50% of the average daily net assets of the Natural Resources Series.

WARBURG, PINCUS COUNSELLORS, INC.
  The Portfolio Manager of the All-Growth Series is Warburg, Pincus Counsellors, Inc., located at 466 Lexington Avenue, New York, New York 10017.

  Warburg, Pincus Counsellors, Inc. was incorporated in Delaware on December 15, 1970. The company is a professional investment counselling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. The Portfolio Manager is registered with the SEC as an investment adviser.

  The individual responsible for the day-to-day management of the Series' investments is Anthony G. Orphanos. Mr. Orphanos is a Managing Director of Warburg, Pincus Counsellors, Inc. and has been employed by Warburg, Pincus Counsellors, Inc. since 1977.

  As of December 31, 1994, Warburg, Pincus Counsellors, Inc. managed approximately $10 billion of assets, including approximately $4.0 billion of assets in 16 investment company portfolios. The Portfolio Manager is a wholly-owned subsidiary of Warburg, Pincus Counsellors G.P., a New York general partnership which has no business other than being a holding company of the Portfolio Manager and its subsidiaries. The Portfolio Manager is controlled by E.M. Warburg, Pincus & Co., Inc. through its ownership of a class of voting preferred stock.

  Pursuant to a Portfolio Management Agreement, the Manager (and not the Trust) pays Warburg, Pincus Counsellors, Inc. a monthly fee equal to an annual rate of 0.50% of the average daily net assets of the All-Growth Series.

  From  the  Trust's  commencement of  operations  through June  30,  1994, J.M.
  Hartwell & Company, Inc. served as Portfolio Manager for the All-Growth Series. Warburg, Pincus Counsellors, Inc. assumed management of the Series on July 1, 1994.

CHANCELLOR TRUST COMPANY
  The Portfolio Manager to the Capital Appreciation Series is Chancellor Trust Company ("Chancellor"), located at 1166 Avenue of the Americas, New York, New York 10036.

  The Portfolio Manager is a New York State chartered limited purpose trust company. The Portfolio Manager is a wholly owned subsidiary of Chancellor Capital Management, Inc. ("Chancellor Capital"), which is owned 51% on a fully-diluted basis by Chancellor Partners, L.P. (the "Partnership"). Chancellor Partners, Inc. is the General Partner of the Partnership and a group of employees of Chancellor Capital are the limited partners of the Partnership. Robert Wade, Jr. is the President and sole stockholder of Chancellor Partners, Inc. USF&G Investment Management Group, Inc. owns convertible exchangeable preferred stock in Chancellor Capital, representing the remaining 49% ownership interest on a fully-diluted basis of Chancellor Capital. Chancellor, its parent, and its affiliates had over $27.829 billion in assets under management as of December 31, 1994.

  The individuals responsible for the management of the Capital Appreciation Series, since May 1, 1992 (the commencement of Chancellor's and its predecessor, Chancellor Capital's, management of the Series), are Warren Shaw and Ted Ujazdowski. Mr. Shaw, President of Chancellor since 1994, previously served as Managing Director since 1988. Mr. Ujazdowski has served as Managing Director of Chancellor since 1989.

  Prior to July 27, 1993, Chancellor Capital served as Portfolio Manager to the Capital Appreciation Series. Chancellor became the Portfolio Manager on July 27, 1993 pursuant to an assignment agreement. This assignment did not result in any change in the personnel managing the assets of the Capital Appreciation Series.

  Pursuant to an Addendum to the Portfolio Management Agreement, the Manager (and not the Trust) pays Chancellor a monthly fee equal to an annual rate of 0.50% of the average daily net assets of the Capital Appreciation Series.

KAYNE, ANDERSON INVESTMENT MANAGEMENT, L.P.
  The Portfolio Manager to the Rising Dividends Series is Kayne, Anderson Investment Management, L.P. ("Kayne, Anderson"), located at 1800 Avenue of the Stars, Suite 1425, Los Angeles, California 90067. The Portfolio Manager is a registered investment adviser organized on June 24, 1994 as a California limited partnership succeeding to the investment advisory business of Kayne, Anderson Investment Management, Inc. which was formed in 1984.

Kayne, Anderson is in the business of furnishing investment advice to institutional and private clients. The General Partner is Kayne, Anderson Investment Management, Inc., which was founded by Richard A. Kayne and John E. Anderson. Messrs. Kayne, Anderson and Rudnick in the aggregate own 97% of the limited partnership interests in the Portfolio Manager. As of December 31, 1994, Kayne, Anderson managed portfolios which, in the aggregate, amounted to approximately $1.063 billion.

Allan M. Rudnick, Senior Vice President and Chief Investment Officer of Kayne, Anderson since August, 1989 is the Senior Portfolio Manager responsible for the management of the Rising Dividends Series. Prior to August, 1989, Mr. Rudnick was President of Pilgrim Asset Management and Chief Investment Officer of the Pilgrim Group of Mutual Funds.

Prior to January 1, 1995, Kayne, Anderson Investment Management, Inc. served as Portfolio Manager to the Rising Dividends Series. Kayne, Anderson became the Portfolio Manager on January 1, 1995 pursuant to a substitution agreement. This substitution agreement did not result in any change in the personnel managing the assets of the Rising Dividends Series.

Pursuant to an Addendum to the Portfolio Management Agreement, the Manager (and not the Trust) pays Kayne, Anderson a monthly fee equal to an annual rate of 0.50% of the average daily net assets of the Rising Dividends Series.

EAGLE ASSET MANAGEMENT, INC.
  The Portfolio Manager to the Value Equity Series is Eagle Asset Management, Inc. ("Eagle"), located at 880 Carillon Parkway, St. Petersburg, Florida 33716. The Portfolio Manager is a registered investment adviser organized on February 8, 1984 as a Florida corporation.

  The individual responsible for the day-to-day operation of the Series' investments is Christian C. Bertelsen. Mr. Bertelsen is a Senior Vice President of Eagle, and has been employed by Eagle since 1993. Prior to joining Eagle, Mr. Bertelsen served as senior equity manager at Colonial Advisory Services, where he was portfolio manager of Colonial Fund from 1986 to 1993. Prior to that, he held management and analyst positions at India Wharf Associates, Batterymarch Financial Management, Gardner & Preston Moss and Thorndike, Doran, Paine & Lewis.

  Eagle is in the business of managing institutional clients and individual accounts on a discretionary basis. Eagle serves as sub-adviser to the Eagle Growth Equity Portfolio of American Scandia Trust and Heritage Income Growth Trust. Eagle is a wholly-owned subsidiary of Raymond James Financial, Inc., a publicly traded company whose shares are listed on the New York Stock Exchange. Thomas A. James is the principal shareholder of Raymond James Financial, Inc.

  Pursuant to a Portfolio Management Agreement, the Manager (and not the Trust) pays Eagle a monthly fee equal to an annual rate of 0.50% of the average daily net assets of the Value Equity Series.

E.I.I. REALTY SECURITIES, INC.
  The Portfolio Manager to the Real Estate Series is E.I.I. Realty Securities, Inc., located at 667 Madison Avenue, 16th Floor, New York, NY 10021.

  The Portfolio Manager is a professional investment adviser which, with its affiliates, has been providing services to employee benefit plans, corporations, and high net worth individuals, both foreign and domestic, since 1983. As of December 31, 1994, the Portfolio Manager and/or its affiliates had investment management authority with respect to approximately $375 million of real estate securities assets. The Portfolio Manager is a wholly-owned subsidiary of European Investors Incorporated ("E.I.I.").

  Richard J. Adler, Vice President of E.I.I., and Cydney C. Donnell, Vice President of the Portfolio Manager, are the individuals primarily responsible for the day-to-day operation of the Series. For the past five years, they have been portfolio managers or real estate securities analysts for E.I.I.

  From the Trust's commencement of operations through December 20, 1991, Cohen & Steers Capital Management, Inc. served as Portfolio Manager for the Real Estate Series. Chancellor Trust Company and its affiliate, Chancellor Capital Management, Inc., assumed management of the Series from December 21, 1991 to December 31, 1994.

  Pursuant to a Portfolio Management Agreement, the Manager (and not the Trust) pays the Portfolio

  Manager a monthly fee equal to an annual rate of 0.50% of the average daily net assets of the Real Estate Series.


FRED ALGER MANAGEMENT, INC.


  The Portfolio Manager to the Small Cap Series is Fred Alger Management, Inc., located at 75 Maiden Lane, New York, NY 10038. The Portfolio Manager has been in the business of providing investment advisory services since 1964 and, as of September 30, 1995, had approximately $4.8 billion under management, $2.8 billion in mutual fund accounts and $2.0 billion in other advisory accounts. The Portfolio Manager is owned by Fred Alger & Company, Incorporated ("Alger Inc."), which in turn is owned by Alger Associates, Inc., a financial services holding company. Fred M. Alger III and his brother, David D. Alger, are the majority shareholders of Alger Associates, Inc. and may be deemed to control that company and its subsidiaries.



  David D. Alger, President of the Portfolio Manager, is primarily responsible for the day-to-day management of the Series. He has been employed by the Portfolio Manager as Executive Vice President and Director of Research since 1971 and as President since 1995 and he serves as portfolio manager for other mutual funds and investment accounts managed by the Portfolio Manager. Also participating in the management of the Series are Ronald Tartaro and Seilai Khoo. Mr. Tartaro has been employed by the Portfolio Manager since 1990 and he serves as a senior research analyst. Prior to 1990, he was a member of the technical staff at AT&T Bell Laboratories. Ms. Khoo has been employed by the Portfolio Manager since 1989 and she serves as a senior research analyst.



  Pursuant to a Portfolio Management Agreement, the Manager (and not the Trust) pays the Portfolio Manager a monthly fee equal to an annual rate of 0.50% of the average daily net assets of the Small Cap Series.


OTHER EXPENSES

The expenses of the ordinary operations of the Series are borne by the Manager pursuant to the Management Agreement. The Trust bears the expenses of taxes (if any) paid by a Series, the fees and expenses of its independent trustees, any extraordinary expenses, such as any litigation or indemnification expenses, as well as other expenses as described under "The Manager." Any such Trust expenses directly attributable to a Series are charged to that Series; other expenses are allocated among all the Series. For the Trust's fiscal year ended December 31, 1994, total Series expenses as a percentage of net assets were as follows:
Multiple Allocation Series -- 1.00%; Fully Managed Series -- 1.00%; Limited Maturity Bond Series -- 0.60%; Natural Resources Series -- 1.00%; Real Estate Series -- 1.00%; All-Growth Series -- 1.00%; Capital Appreciation Series -- 1.00%; Rising Dividends Series -- 1.00%; Emerging Markets Series -- 1.73%; and Liquid Asset Series -- 0.61%.

DISTRIBUTOR

Directed Services, Inc. acts as distributor ("Distributor") of shares of the Series, in addition to serving as Manager for the Trust. The Distributor's address is 280 Park Avenue, New York, New York 10017. The Distributor is a registered broker- dealer and a member of the National Association of Securities Dealers and acts as Distributor without remuneration from the Trust.

CUSTODIAN AND OTHER SERVICE PROVIDERS

The Custodian for the Series is Bankers Trust Company. The Shareholder Services Group, Inc. provides certain administrative and portfolio accounting services for all Series.

 DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

The following discussion describes potential risks associated with different types of securities and investment techniques used by the individual Series, as described in "Investment Objectives and Policies."

For more detailed information on these investment techniques, as well as information on some types of securities in which some or all of the Series may invest, including information on U.S. Government securities, debt securities generally, variable and floating rate securities, reverse repurchase agreements, lending portfolio securities, warrants, other investment companies, and short sales, including short sales against the box, see the Statement of Additional Information.

MORTGAGE-BACKED SECURITIES

All Series may invest in mortgage-backed securities.

MORTGAGE PASS-THROUGH SECURITIES
  Many mortgage-backed securities are mortgage pass-through securities, which are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made periodically, in effect "passing through" periodic payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities and possibly others). Such instruments differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Timely payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government, as in the case of securities guaranteed by the Government National Mortgage Association, or "GNMA", or guaranteed by agencies or instrumentalities of the U.S. Government, as in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations and not by the full faith and credit of the U.S. Government. For more information on GNMA certificates and FNMA and FHLMC mortgage-backed obligations, see "Mortgage-Backed Securities" in the Statement of Additional Information.

OTHER MORTGAGE-BACKED SECURITIES
  All Series other than the Liquid Asset, Capital Appreciation, Rising Dividends, and Emerging Markets Series may purchase mortgage-backed securities issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks, and securities broker-dealers (or affiliates of such institutions established to issue these securities) in the form of either collateralized mortgage obligations ("CMOs") or mortgage-backed bonds. CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are dedicated to payment of principal and interest on the CMOs. Payments are passed through to the holders, although not necessarily on a pro rata basis, on the same schedule as they are received. Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds can provide that they are callable by the issuer prior to maturity). Although the mortgage-related securities securing these obligations may be subject to a government guarantee or third-party support, the obligation itself is not so guaranteed. Therefore, if the collateral securing the obligation is insufficient to make payment on the obligation, a holder could sustain a loss.

RISKS OF MORTGAGE-BACKED SECURITIES
  Although mortgage loans constituting a pool of mortgages, such as those underlying GNMA certificates, may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. In the case of mortgage pass-through securities such as GNMA certificates or FNMA and FHLMC mortgage-backed obligations, or modified pass-through securities such as collateralized mortgage obligations issued by various financial institutions, early repayment of principal arising from prepayments of principal on the underlying mortgage loans due to the sale of the underlying property, the refinancing of the loan, or foreclosure may expose a Series to a lower rate of return upon reinvestment of the principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-backed security.

  Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage-backed security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage-backed securities will vary based upon the prepayment experience of the underlying pool of mortgages.

  With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian's policies for crediting missed payments while errant receipts are tracked down may vary. Other mortgage-backed securities such as those of FHLMC and FNMA trade in book-entry form and are not subject to this risk of delays in timely payment of income.

OTHER ASSET-BACKED SECURITIES

Any Series other than the Liquid Asset, Capital Appreciation, Rising Dividends, and Emerging Markets Series may purchase other asset-backed securities (unrelated to mortgage loans) such as "CARS-SM-" ("Certificates for Automobile Receivables") and Credit Card Receivable Securities and any other asset-backed securities that may be developed in the future. See the Statement of Additional Information for a description of these instruments.

HIGH YIELD BONDS

The Real Estate Series may invest up to 20% of its assets in high yield convertible bonds and the Fully Managed Series and Emerging Markets Series may invest up to 5% and 10% of their assets, respectively, in high yield bonds. Generally, high yield/high risk debt securities are those rated lower than Baa or BBB, or, if not rated by Moody's or S&P, of equivalent quality and which are commonly referred to as "junk bonds." Investment in such securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk.

In general, high yield bonds are not considered to be investment grade. They are regarded as predominately speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices. In the case of high yield bonds structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

The secondary market on which high yield bonds are traded is generally less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Series could sell a high yield bond, and could adversely affect the daily net asset value of the Series' shares. At times of less liquidity, it may be more difficult to value the high yield bonds because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

REPURCHASE AGREEMENTS

All Series may enter into repurchase agreements. Repurchase agreements permit an investor to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements may be characterized as loans collateralized by the underlying securities. In these transactions, a Series purchases securities such as U.S. Treasury obligations or U.S. Government securities (the "underlying securities") from a broker or bank, which agrees to repurchase the underlying securities on a certain date or on demand and at a fixed price calculated to produce a previously agreed-upon return to the Series. If the broker or bank were to default on its repurchase obligation and the underlying securities were sold for a lesser amount, the Series would realize a loss, and may incur disposition costs in connection with liquidating the collateral. In the event bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by a Series may be delayed or limited, and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings.

A Series may engage in repurchase transactions in accordance with guidelines approved by the Board of

Trustees of the Trust, which include monitoring the creditworthiness of the parties with which the Series engages in repurchase transactions, obtaining collateral at least equal in value to the repurchase obligation, and marking the collateral to market on a daily basis. See the Statement of Additional Information "Description of Securities and Investment Techniques" for further information regarding repurchase agreements.

RESTRICTED AND ILLIQUID SECURITIES


All Series except the Liquid Asset, Capital Appreciation, and Rising Dividends Series may invest in restricted securities such as private placements, although a Series may not invest in any restricted security that is illiquid if, after its acquisition, more than 10% of the Series' assets are invested in illiquid securities, or, with respect to the Emerging Markets, Value Equity, Strategic Equity, and Small Cap Series, more than 15% of the Series' assets are invested in illiquid securities. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, or in a transaction that is exempt from such registration. Where registration is required, a Series may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Series may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Series might obtain a less favorable price than prevailed when it decided to sell. Restricted securities may be priced at fair value as determined in good faith by the Series' Portfolio Manager.


SHORT SALES


The Multiple Allocation, Natural Resources, All-Growth, Capital Appreciation, Strategic Equity, and Small Cap Series may make short sales of securities. A short sale is a transaction in which the Series sells a security it does not own in anticipation of a decline in market price. The Multiple Allocation Series' Portfolio Manager expects that, even during normal or favorable market conditions, the Series may make short sales in an attempt to maintain portfolio flexibility and facilitate the rapid implementation of investment strategies if the Portfolio Manager believes that the price of a particular security or group of securities is likely to decline.


When a Series makes a short sale, the proceeds it receives are retained by the broker until the Series replaces the borrowed security. In order to deliver the security to the buyer, the Series must arrange through a broker to borrow the security and, in so doing, the Series becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. The Series may have to pay a premium to borrow the security. The Series must also pay any dividends or interest payable on the security until the Series replaces the security.

The Series' obligation to replace the security borrowed in connection with the short sale will be secured by collateral deposited with the broker, consisting of cash or U.S. Government securities or other securities acceptable to the broker. In addition, with respect to any short sale, other than short sales against the box, the Series will be required to deposit collateral consisting of cash, cash items, or U.S. Government securities in a segregated account with its custodian in an amount such that the value of the sum of both collateral deposits is at all times equal to at least 100% of the current market value of the securities sold short. The deposits do not necessarily limit the Series' potential loss on a short sale, which may exceed the entire amount of the collateral.

The Series may make a short sale only if, at the time the short sale is made and after giving effect thereto, the market value of all securities sold short is 25% or less of the value of its net assets and the market value of securities sold short which are not listed on a national securities exchange does not exceed 10% of the Series' net assets. In addition, the Series will not make short sales of the securities of any one issuer to the extent of more than 2% of the Series' net assets, nor will the Series make short sales of more than 2% of the outstanding securities of one class of any issuer. The Series is not required to liquidate an existing short sale position solely because a change in market values has caused one or more of these percentage limitations to be exceeded. For more information on short sales, see the Statement of Additional Information.

FOREIGN SECURITIES


The Multiple Allocation, Fully Managed, Natural Resources, All-Growth, Rising Dividends, Emerging Markets, Value Equity, Strategic Equity, and Small Cap Series may invest in equity securities of foreign issuers. The Fully Managed Series may invest up to 20% of its net assets in such securities. The All-Growth Series may invest up to 10% of its net assets in such securities. The Emerging Markets Series will normally invest at least 65% of its net assets in equity securities of foreign issuers. The Value Equity Series may invest without limit in equity securities of foreign issuers; however, it is expected that under ordinary circumstances, the Series will not invest more than 25% of its assets in foreign issuers, measured at the time of investment. The Multiple Allocation, Fully Managed, Natural Resources, All-Growth, Capital Appreciation, Rising Dividends, Emerging Markets, Value Equity, Strategic Equity, and Small Cap Series may invest in American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") (collectively, "Depositary Receipts") which are described below. The Capital Appreciation Series may invest up to 20% of its total assets in Depositary Receipts and the Value Equity Series may invest without limit in Depositary Receipts, although it is expected that under ordinary circumstances, the Series will not invest more than 25% of its assets in foreign issuers, including Depositary Receipts. The Multiple Allocation, Limited Maturity Bond, Liquid Asset, Emerging Markets, Strategic Equity, and Small Cap Series may invest in foreign government securities that are denominated in U.S. dollars, although the Multiple Allocation, Limited Maturity Bond, Liquid Asset, Strategic Equity, and Small Cap Series will not purchase foreign government securities if, as a result, more than 10% of the value of its total assets would be invested in such securities. The Emerging Markets Series may also invest in foreign government and corporate debt securities that are not denominated in U.S. dollars. The Multiple Allocation, Liquid Asset, Emerging Markets, Strategy Equity, and Small Cap Series may invest in foreign branches of commercial banks and foreign banks. See the "Banking Industry and Savings Industry Obligations" discussion in the Statement of Additional Information for further description of these securities.


Each Series is subject to the following guidelines for diversification of foreign security investments. If a Series has less than 20% of its assets in foreign issuers, then all of such investment may be in issuers located in one country. If a Series has at least 20% but less than 40% of its assets in foreign issuers, then such investment must be allocated to issuers located in at least two different countries. Similarly, if a Series has at least 40% but less than 60% of its assets in foreign issuers, such investment must be allocated in at least three different countries. Foreign investments must be allocated to at least four different countries if at least 60% of a Series' assets is in foreign issuers, and to at least five different countries if at least 80% is in foreign issuers. For purposes of allocating a Series' investments, a company will be considered located in the country in which it is domiciled, in which it is primarily traded, from which it derives a significant portion of its revenues, or in which a significant portion of its goods or services are produced.

A Series may have no more than 20% of its net assets invested in securities of issuers located in any one country, except that a Series may have an additional 15% of its net assets invested in securities of issuers located in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom, or Germany. In addition, the Natural Resources Series may invest up to 35% of its net assets in securities of issuers located in South Africa. A Series' investments in United States issuers are not subject to the foreign country diversification guidelines.

Investments in foreign securities offer potential benefits not available solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that may not move in a manner parallel to U.S. markets. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Since each of these Series may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, other foreign taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries.

There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the U.S. A Series might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

The Emerging Markets Series may invest in debt obligations ("sovereign debt") of governmental issuers in emerging market countries and industrialized countries. The sovereign debt issued or guaranteed by certain emerging market governmental entities and corporate issuers in which the Series may invest potentially involves a high degree of risk and may be deemed the equivalent in terms of quality to high risk, low rated securities (I.E., high yield bonds) and subject to many of the same risks as such securities. Similarly, the Series may have difficulty disposing of certain of these debt obligations because there may be a thin trading market for such securities. In the event a governmental issuer defaults on its obligations, the Series may have limited legal recourse against the issuer or guarantor, if any. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. The issuers of the government debt securities in which the Series may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which has led to defaults on certain obligations and the restructuring of certain indebtedness. See "Description of Securities and Investment Techniques -- High Yield Bonds" in this Prospectus and "Debt Securities -- Sovereign Debt" in the Statement of Additional Information.

Dividend and interest income from foreign securities may generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by a Series or its investors.

ADRs are Depositary Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities.

INVESTMENT IN GOLD AND
OTHER PRECIOUS METALS

The Natural Resources Series may invest up to 10% of its total assets in gold bullion and coins and other precious metals (silver or platinum) bullion and in futures contracts with respect to such metals. The Multiple Allocation and Strategic Equity Series may engage in gold futures contracts. (See "Gold Futures Contracts" for further explanation of this investment technique.) The Series may further restrict the level of their metal investments in order to comply with applicable regulatory requirements. In order to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), each Series intends to manage its metal investments and/or futures contracts on metals so that less than 10% of the gross income of the Series for tax purposes during any fiscal year (the current limit on so-called non-qualifying income) is derived from these and other sources that produce such non-qualifying income.

Metals will not be purchased in any form that is not readily marketable, and gold coins will be purchased for their intrinsic value only, I.E., coins will not be purchased for their numismatic value. Any metals purchased by the Series will be delivered to and stored with a qualified custodian bank. Metal investments do not generate interest or dividend income.

Metal investments are considered speculative and are affected by various worldwide economic, financial, and political factors. Prices may fluctuate sharply over short time periods due to changes in inflation expectations in various countries, metal sales by central banks of governments or international agencies, speculation, changes in industrial and commercial demand, and governmental prohibitions or restriction on the private ownership of certain precious metals or minerals. Furthermore, at the present time, there are four major producers of gold bullion: the Republic of South Africa, the United States, Canada, and Australia. Political and economic conditions in these countries will have a direct effect on the mining and distribution of gold and, consequently, on its price. Many of these risks also may affect the value of securities of companies engaged in operations respecting gold and other precious metals.

FUTURES CONTRACTS


The   Multiple  Allocation,  Fully  Managed,   Limited  Maturity  Bond,  Natural
Resources, All-Growth,  Capital Appreciation,  Emerging Markets,  Value  Equity,
Strategic Equity, and Small Cap Series may engage in futures contracts. The Multiple Allocation, Limited Maturity Bond, Natural Resources, Emerging Markets, Value Equity, Strategic Equity, and Small Cap Series may purchase and sell interest rate futures contracts. The Limited Maturity Bond, Emerging Markets, and Value Equity Series may also purchase and write options on such futures contracts and the Small Cap Series may only purchase options on such futures contracts. The Multiple Allocation, Fully Managed, Natural Resources, All-Growth, Capital Appreciation, Emerging Markets, Value Equity, Strategic Equity, and Small Cap Series may purchase and sell stock index futures contracts and futures contracts based upon other financial instruments, and purchase options on such contracts. The Multiple Allocation, Natural Resources, and Strategic Equity Series may also engage in gold and other futures contracts. The Fully Managed Series will not write options on any futures contracts. For a general description of these futures contracts and options thereon, including information on margin requirements, see the Statement of Additional Information.


These Series may engage in such futures transactions as an adjunct to their securities activities. The transactions in futures contracts must constitute bona fide hedging or other strategies under regulations promulgated by the Commodities Futures Trading Commission (the "CFTC"), under which a Series engaging in futures transactions would not be a "commodity pool."

At the time a Series purchases a futures contract, an amount of cash, U.S. Government securities, or money market instruments equal to the fair market value less initial and variation margin of the futures contract will be deposited in a segregated account with the Trust's custodian to collateralize the position and thereby ensure that such futures contract is covered. In addition, each Series will comply with certain regulations of the CFTC to qualify for an exclusion from being a "commodity pool," which require a Series to set aside cash and short-term obligations with respect to long positions in a futures contract or a futures option. These requirements are described in the Statement of Additional Information.

RISKS ASSOCIATED WITH
FUTURES AND FUTURES OPTIONS
  There are several risks associated with the use of futures and futures options. The value of a futures contract may decline. While a Series' transactions in futures may protect the Series against adverse movements in the general level of interest rates or other economic conditions, such transactions could also preclude the Series from the opportunity to benefit from favorable movements in the level of interest rates or other economic conditions. With respect to transactions for hedging, there can be no guarantee that there will be correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Series and the hedging vehicle so that the Series' return might have been better if hedging had not been attempted. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

  There can be no assurance that a liquid market will exist at a time when a Series seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Lack of a liquid market for any reason may prevent the Series from liquidating an unfavorable position and the Series would remain obligated to meet margin requirements and continue to incur losses until the position is closed.

  Any Series, other than the Emerging Market Series, will only enter into futures contracts or futures options which are standardized and traded on a U.S. exchange or board of trade, or, in the case of futures options, for which an established over-the-counter market exists. A Series will not enter into a futures contract or purchase a futures option if immediately thereafter the initial margin deposits for futures contracts held by the Series plus premiums paid by it for open futures options positions, less the amount by which any such positions are "in-the-money," would exceed 5% of the Series' total assets.

  The Emerging Markets Series may engage in futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges and other markets outside of the United States. Foreign markets may offer advantages such as trading in indices that are not currently traded in the United States. Foreign markets, however, may have greater risk potential than domestic markets. Unlike trading on domestic commodity exchanges, trading on foreign commodity markets is not regulated by the CFTC and may be subject to greater risk than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. Trading in foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations, and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Amounts received for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. In addition, the Emerging Markets Series could incur losses or lose any profits that had been realized in trading by adverse changes in the exchange rate of the currency in which the transaction is denominated. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges and boards of trade and those that are not.

  The Trust reserves the right to engage in other types of futures transactions in the future and to use futures and related options for other than hedging purposes to the extent permitted by regulatory authorities.

OPTIONS ON SECURITIES


The following Series may engage in transactions on options on securities: the Multiple Allocation, the Fully Managed, Limited Maturity Bond, Natural Resources, Real Estate, All-Growth, Capital Appreciation, Emerging Markets, Value Equity, Strategic Equity, and Small Cap Series. The Multiple Allocation, Fully Managed, All-Growth, Capital Appreciation, Emerging Markets, Value Equity, and Small Cap Series may purchase and write put and call options on securities and on stock indexes at such times as the Series' Portfolio Manager deems appropriate and consistent with the Series' investment objective. The Natural Resources and Real Estate Series may purchase and write put and call options on securities. These Series will write call and put options only if they are covered or secured, and may purchase or sell options to effect closing transactions. The Strategic Equity Series may buy covered listed put equity options and sell covered listed call equity options, including options on stock indices. The Multiple Allocation Series will not purchase listed put or call options if, immediately after such purchase, the premiums paid for all such options owned at that time would exceed 2% of the Series' net assets. The Fully Managed, All-Growth, Capital Appreciation, and Value Equity Series may write covered call or put options with respect to not more than 25% of its net assets, may purchase protective puts with a value of up to 25% of its net assets, and may purchase calls and puts other than protective puts with a value of up to 5% of the Series' net assets. The Emerging Markets Series may engage in options transactions not only on U.S. domestic markets but also on exchanges and other markets outside the United States.


The Limited Maturity Bond Series may write covered call options and purchase put options, and purchase call and write put options to close out options previously written by the Series. The Series may engage in options transactions to reduce the effect of price fluctuations of securities owned by the Series (and involved in the options) on the Series' net asset value per share. This Series will purchase put options involving portfolio securities only when the Portfolio Manager believes that a temporary defensive position is desirable in light of market conditions, but does not desire to sell the portfolio security.

Any of these Series may enter into closing transactions in order to terminate its obligations either as a writer or a purchaser of an option prior to the expiration of the option. For a general description of purchasing and writing options on securities and securities indexes, see "Options on Securities and Securities Indexes" in the Statement of Additional Information.

RISKS OF OPTIONS TRANSACTIONS
  The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Series is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Series will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

  There can be no assurance that a liquid market will exist when a Series seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Series may be unable to close out a position. If a Series cannot effect a closing transaction, it will not be able to sell the underlying security while the previously written option remains outstanding, even though it might otherwise be advantageous to do so. Possible reasons for the absence of a liquid secondary market on a national securities exchange could include: insufficient trading interest, restrictions imposed by national securities exchanges, trading halts or suspensions with respect to call options or their underlying securities, inadequacy of the facilities of national securities exchanges or The Options Clearing Corporation due to a high trading volume or other event, and a decision by one or more national securities exchanges to discontinue the trading of call options or to impose restrictions on types of orders.

  Since option premiums paid or received by a Series, as compared to underlying investments, are small in relation to the market value of such investments, buying and selling put and call options offer large amounts of leverage. Thus, the leverage offered by trading in options could result in the Series' net asset value being more sensitive to changes in the value of the underlying securities.

  No Series except the Multiple Allocation Series will write a covered call option or purchase a put option if, as a result, the aggregate market value of all portfolio securities covering call options or subject to put options exceeds 25% of the market value of the Series' net assets. Unless otherwise indicated above, as in the case of the Emerging Markets Series, a Series will enter only into options which are standardized and traded on a U.S. exchange or board of trade, or for which an established over-the-counter market exists.

FOREIGN CURRENCY TRANSACTIONS


The Multiple Allocation, Fully Managed, Natural Resources, Emerging Markets, Rising Dividends, Value Equity, Strategic Equity, and Small Cap Series may enter into forward currency contracts and enter into currency exchange transactions on a spot (I.E., cash) basis. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Series may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. A Series will engage in forward currency transactions in anticipation of or to protect itself against fluctuations in currency exchange rates, as further described in the Statement of Additional Information. None of the Series will commit more than 15% of the total assets of the Series computed at market value at the time of commitment to forward contracts for hedging purposes, and none will purchase and sell foreign currency as an investment.

A Series will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Series may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. If the Series retains the portfolio security and engages in an offsetting transaction, the Series will incur a gain or a loss to the extent that there has been movement in forward contract prices. For more information on closing a forward currency position, including information on associated risks, see the Statement of Additional Information.

Forward contracts are not traded on regulated commodities exchanges. There can be no assurance that a liquid market will exist when a Series seeks to close out a forward currency position, in which case a Series might not be able to effect a closing purchase transaction at any particular time. In addition, a Series entering into a forward foreign currency contract incurs the risk of default by the counter party to the transaction.

While forward foreign currency contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

Although the Series values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Series may do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Series at one rate, while offering a lesser rate of exchange should the Series desire to resell that currency to the dealer.

OPTIONS ON FOREIGN CURRENCIES


The Multiple Allocation, Natural Resources, Emerging Markets, Value Equity, Strategic Equity, and Small Cap Series may engage in transactions in options on foreign currencies. The Natural Resources Series may invest up to 5% of its assets, taken at market value at the time of investment, in call and put options on domestic and foreign securities and foreign currencies. For a description of options on securities, see "Options on Securities."


A Series may purchase call and put options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which portfolio securities of the Series may be denominated. For a general description and other information on options on foreign currencies, see "Options on Foreign Currencies" in the Statement of Additional Information. Hedging against a change in the value of a foreign currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should change relative to the U.S. dollar. A Series will not speculate in options on foreign currencies. A Series may invest in options on foreign currency which are either listed on a domestic securities exchange or traded on a recognized foreign exchange.

An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a Series will purchase only exchange-traded options, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. In the event no liquid secondary market exists, it might not be possible to effect closing transactions in particular options. If a Series cannot close out an exchange- traded option which it holds, it would have to exercise its option in order to realize any profit and would incur transactional costs on the sale of the underlying assets.

BORROWING

Each Series may borrow up to 10% of the value of its net assets. For temporary purposes, such as to facilitate redemptions, a Series may increase its borrowings up to 25% of its net assets. Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on a Series' net asset value; money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income received from the securities purchased with borrowed funds. The use of borrowing tends to result in a faster than average movement, up or down, in the net asset value of the Series' shares. A Series also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Reverse repurchase agreements, short sales of securities, and short sales of securities against the box will be included as borrowing subject to the borrowing limitations described above, except that the Multiple Allocation Series, Natural Resources Series, Strategic Equity, and Small Cap Series are permitted to engage in short sales of securities with respect to an additional 15% of the Series' net assets in excess of the limits otherwise applicable to borrowing. Securities purchased on a when-issued or delayed delivery basis will not be subject to the Series' borrowing limitations to the extent that a Series establishes and maintains liquid assets in a segregated account with the Trust's custodian equal to the Series' obligations under the when-issued or delayed delivery arrangement.



The Multiple Allocation, Fully Managed, Limited Maturity Bond, All-Growth, Capital Appreciation, Strategic Equity, Small Cap, and Liquid Asset Series may, in connection with permissible borrowings, transfer as collateral securities owned by the Series.


 INVESTMENT RESTRICTIONS

The Series are subject to investment restrictions that are described in the Statement of Additional Information. Those investment restrictions so designated and the investment objective of each Series are "fundamental policies" of the Series, which means that they may not be changed without a majority vote of the shareholders of the affected Series. Except for those restrictions specifically identified as fundamental and each Series's investment objective, all other investment policies and practices described in this Prospectus and the Statement of Additional Information are not fundamental, meaning that the Board of Trustees may change them without shareholder approval. The vote of a majority of the outstanding voting securities of a Series means the vote, at an annual or special meeting, of (a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Series are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of such Series, whichever is less.

The investment restrictions are stated in full in the Statement of Additional Information, and a brief description of some of them follows. A Series will not, with respect to 75% of its assets, invest more than 5% of its assets (taken at market value at the time of such investment) in securities of any one issuer, except that this restriction does not apply to U.S. Government securities. A Series will not, with respect to 75% of its assets, invest more than 10% (taken at market value at the time of such investment) of any one issuer's outstanding voting securities, except that this restriction does not apply to U.S. Government securities. No Series will concentrate more than 25% of its assets in any particular industry, except that this restriction does not apply to (a) U.S. Government securities, (b) with respect to the Liquid Asset Series, to securities or obligations issued by U.S. banks, and (c) with respect to the Real Estate Series, which will normally invest more than 25% of its total assets in securities of issuers in the real estate and related industries, or with respect to the Natural Resources Series, which will normally invest more than 25% of its total assets in the group of industries engaged in natural resources activities, provided that such concentration for these two Series is permitted under tax law requirements for regulated investment companies that are investment vehicles for variable contracts.

 PURCHASE OF SHARES

Shares of the Series may be offered for purchase by separate accounts of insurance companies to serve as an investment medium for the Variable Contracts issued by the insurance companies and to certain qualified pension and retirement plans, as permitted under the federal tax rules relating to the Series serving as investment mediums for Variable Contracts. Shares of the Series are sold to insurance company separate accounts funding both variable annuity contracts and variable life insurance contracts and may be sold to insurance companies that are not affiliated. The Trust currently does not foresee any disadvantages to Variable Contract Owners or other investors arising from offering the Trust's shares to separate accounts of unaffiliated insurers, separate accounts funding both life insurance policies and annuity contracts, or certain qualified pension and retirement plans; however, due to differences in tax treatment or other considerations, it is theoretically possible that the interests of owners of various contracts or pension and retirement plans participating in the Trust might at some time be in conflict. However, the Board of Trustees and insurance companies whose separate accounts invest in the Trust are required to monitor events in order to identify any material conflicts between variable annuity contract owners and variable life policy owners, between separate accounts of unaffiliated insurers, and between various contract owners and pension and retirement plans. The Board of Trustees will determine what action, if any, should be taken in the event of such a conflict. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investment in the Trust. This might force the Trust to sell securities at disadvantageous prices.

Shares of each Series are sold at their respective net asset values (without a sales charge) next computed after receipt of a purchase order by an insurance company whose separate account invests in the Trust.

 NET ASSET VALUE

A Series' net asset value is determined by dividing the value of each Series' net assets by the number of its shares outstanding. That determination is made once each business day, Monday through Friday, at or about 4:00 p.m., New York City time, on each day that the New York Stock Exchange is open for trading. The Board of Trustees has established procedures to value each Series' assets to determine net asset value. In general, these valuations are based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities. The net asset values per share of each Series will fluctuate in response to changes in market conditions and other factors, except that the net asset value of the shares of the Liquid Asset Series will not fluctuate in response to changes in market conditions for so long as the Series is using the amortized cost method of valuation.

The Liquid Asset Series' portfolio securities are valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity. See the Statement of Additional Information for a description of certain conditions and procedures followed by the Series in connection with amortized cost valuation.

All other Series are valued as follows:

Portfolio securities for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales price, or, if no sales are reported, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. In other cases, securities are valued at their fair value as determined in good faith by the Board of Trustees, although the actual calculations will be made by persons acting under the direction of the Board and subject to the Board's review. Money market instruments are valued at market value, except that instruments maturing in sixty days or less may be valued using the amortized cost method of valuation. The value of a foreign security is determined in its national currency based upon the price on the foreign exchange as of its close of business immediately preceding the time of valuation. Securities traded in over-the-counter markets outside the United States are valued at the last available price in the over-the-counter market prior to the time of valuation.

Debt securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity sixty days or less at their date of acquisition valued under the amortized cost method), are normally valued on the basis of quotes obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Debt obligations having a maturity of sixty days or less may be valued at amortized cost unless the Portfolio Manager believes that amortized cost does not approximate market value.

When a Series writes a put or call option, the amount of the premium is included in the Series' assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the option. The premium paid for an option purchased by the Series is recorded as an asset and subsequently adjusted to market value. Futures and options thereon which are traded on commodities exchanges or boards of trade will be valued at their closing settlement price on such exchange or board of trade. Foreign securities quoted in foreign currencies generally are valued at appropriately translated foreign market closing prices.

Trading in securities on exchanges and over-the-counter markets in European and Pacific Basin countries is normally completed well before 4:00 p.m., New York City time. Trading on these exchanges may not take place on all New York business days and in addition, trading takes place in various foreign markets on days which are not business days in New York and on which the Trust's net asset value is not calculated. As a result, the calculation of the net asset value of a Series investing in foreign securities may not take place contemporaneously with the determination of the prices of the securities included in the calculation. Further, under the Trust's procedures, the prices of foreign securities are determined using information derived from pricing services and other sources. Prices derived under these procedures will be used in determining daily net asset value. Information that becomes known to the Trust or its agents after the time that the net asset value is calculated on any business day may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day. Events that may affect the value of these securities that occur between the time their prices are determined and the time the Series' net asset value is determined may not be reflected in the calculation of net asset value of the Series unless the Manager or the Portfolio Manager, acting under authority delegated by the Board of Trustees, deems that the particular event would materially affect net asset value. In this event, the securities would be valued at fair market value as determined in good faith by the Board of Trustees of the Fund, although the actual calculations will be made by the Manager or the Portfolio Manager acting under the direction of the Board and subject to the Board's review.

 REDEMPTION OF SHARES

Shares of any Series may be redeemed on any business day. Redemptions are effected at the per share net asset value next determined after receipt of the redemption request by an insurance company whose separate account invests in the Series. Redemption proceeds normally will be paid within seven days following receipt of instructions in proper form. The right of redemption may be suspended by the Trust or the payment date postponed beyond seven days when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or for any period during which trading thereon is restricted because an emergency exists, as determined by the Securities and Exchange Commission, making disposal of portfolio securities or valuation of net assets not rea-sonably practicable, and whenever the Securities and Exchange Commission has by order permitted such suspension or postponement for the protection of shareholders.

If the Board of Trustees should determine that it would be detrimental to the best interests of the remaining shareholders of a Series to make payment wholly or partly in cash, the Series may pay the redemption price in whole or part by a distribution in kind of securities from the portfolio of the Series, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.

 EXCHANGES

Shares of any one Series may be exchanged for shares of any of the other Series described in this Prospectus. Exchanges are treated as a redemption of shares of one Series and a purchase of shares of one or more of the other Series and are effected at the respective net asset values per share of each Series on the date of the exchange. The Trust reserves the right to modify or discontinue its exchange privilege at any time without notice. Variable Contract Owners do not deal directly with the Trust with respect to the purchase, redemption, or exchange of shares of the Series, and should refer to the prospectus for the applicable Variable Contract for information on allocation of premiums and on transfers of account value among divisions of the pertinent insurance company separate account that invest in the Series.

The Trust reserves the right to discontinue offering shares of one or more Series at any time. In the event that a Series ceases offering its shares, any investments allocated by an insurance company to such Series will be invested in the Liquid Asset Series or any successor to such Series.

 PORTFOLIO TRANSACTIONS

BROKERAGE SERVICES

Pursuant to the Portfolio Management Agreements, the Portfolio Manager places orders for the purchase and sale of portfolio investments for the Series' accounts with brokers or dealers selected by the Portfolio Manager in its discretion. In executing transactions, the Portfolio Manager will attempt to obtain the best execution for a Series, taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, execution capabilities, and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. In transactions on stock exchanges in the United States, payments of brokerage commissions are negotiated. In effecting purchases and sales of portfolio securities in transactions on U.S. stock exchanges for the account of a Series, the Portfolio Manager may pay higher commission rates than the lowest available when the Portfolio Manager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the Portfolio Manager may be unable to negotiate commission rates for these transactions. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price includes an undisclosed commission or markup.

Some securities considered for investment by the Series may also be appropriate for other clients served by the Portfolio Manager and/or its affiliates. If a purchase or sale of securities consistent with the investment policies of a Series and one or more of these clients served by the Portfolio Manager and/or its affiliates is considered at or about the same time, transactions in such securities will be allocated among the Series and clients in a manner deemed fair and reasonable by the Portfolio Manager and/or its affiliates. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Portfolio Manager, and the results of such allocations, are subject to periodic review by the Trust's Manager and Board of Trustees.

The Portfolio Manager for a Series may receive research services from many broker-dealers with which the Portfolio Manager places the Series' portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services may be of value to the Portfolio Manager and its affiliates in advising its various clients (including the Series), although not all of these services are necessarily useful and of value in managing a Series.

A Portfolio Manager may place orders for the purchase and sale of portfolio securities with itself, acting as broker-dealer, or with a broker-dealer that is an affiliate of the Portfolio Manager or the Trust where, in the judgment of the Portfolio Manager, such firm will be able to obtain a price and execution at least as favorable as other qualified brokers.


Securities and Exchange Commission rules further require that commission paid to such an affiliated broker-dealer or Portfolio Manager by a Series on exchange transactions not exceed "usual and customary brokerage commissions." BT Brokerage Corporation, Watermark Securities, Inc., Zweig Securities Corp., KA Associates, Inc., Counsellors Securities Inc., Raymond James & Associates, Inc., and Fred Alger & Company, Incorporated are registered broker-dealers and each is affiliated with a Portfolio Manager. Certain affiliates of Robert Fleming Holdings Limited and Jardine Fleming Group Limited are broker-dealers affiliated with T. Rowe Price. Any of the above firms may retain compensation on transactions effected for a Series in accordance with these rules and procedures adopted by the Board of Trustees. During the Trust's fiscal years ended December 31, 1994, 1993, and 1992, the Fully Managed Series paid to Weiss, Peck & Greer (a broker-dealer affiliated with the Series' prior Portfolio Manager) brokerage commissions of $78,271 (50.0% of total brokerage commissions), $68,311 (57.3% of total brokerage commissions), and $33,597 (92% of total brokerage commissions). During the fiscal years ended December 31, 1994, 1993 and 1992, the Multiple Allocation Series paid to Watermark Securities, Inc. brokerage commissions of $51,764 (17.2% of total brokerage commissions), $49,242 (18.6% of total brokerage commissions) and $8,977 (9% of total brokerage commissions). In addition, during the fiscal years ended December 31, 1994 and 1993, the Rising Dividends Series paid to KA Associates, Inc. brokerage commissions of $2,330 (2.2% of total brokerage commissions) and $20,641 (71.1% of total brokerage commissions).


PORTFOLIO TURNOVER

For reporting purposes, each Series' portfolio turnover rate is calculated by dividing the value of the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of portfolio securities owned by the Series during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the portfolio (other than short-term securities) were replaced once during the fiscal year. The portfolio turnover rate for each of the Series will vary from year to year, and depending on market conditions, turnover could be greater in periods of unusual market movement and volatility. A higher turnover rate would result in heavier brokerage commissions or other transactional expenses which must be borne, directly or indirectly, by a Series and ultimately by the Series' shareholders. The portfolio turnover rates for each Series are presented in the data shown in "Financial Highlights" in this Prospectus.

 DIVIDENDS AND DISTRIBUTIONS

Net investment income of the Liquid Asset Series is declared as a dividend daily and paid monthly. For all other Series, net investment income will be paid annually, except that the Limited Maturity Bond Series may declare a dividend monthly or quarterly. Any net realized long-term capital gains (the excess of net long-term capital gains over net short-term capital losses) for any Series will be declared and paid at least once annually. Net realized short-term capital gains may be declared and paid more frequently.

Any distributions made by any Series will be automatically reinvested in additional shares of that Series, unless an election is made by a shareholder to receive distributions in cash. Dividends or distributions by a Series other than the Liquid Asset Series (which attempts to maintain a constant $1.00 per share net asset value) will reduce the per share net asset value by the per share amount so paid.

 FEDERAL INCOME TAX STATUS

Each Series intends to qualify each year and elect to be treated as a regulated investment company under Subchapter M of the Code. Accordingly, a Series generally expects not to be subject to federal income tax if it meets certain source of income, diversification of assets, income distribution, and other requirements, to the extent it distributes its investment company taxable income and its net capital gains. Distributions of investment company taxable income and net realized capital gains are automatically reinvested in additional shares of the Series, unless an election is made by a shareholder to receive distributions in cash. Tax consequences to the Variable Contract Owners are described in the prospectuses for the pertinent Separate Accounts.

Certain requirements relating to the qualification of a Series as a regulated investment company under the Code may limit the extent to which a Series will be able to engage in transactions in options, futures contracts, or forward contracts.

To comply with regulations under Section 817(h) of the Code, each Series generally will be required to diversify its investments, so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. or an agency or instrumentality of the U.S. is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable. These regulations will limit the ability of a Series to invest more than 55% of its assets in direct obligations of the U.S. Treasury or in
obligations   which  are  deemed  to  be   issued  by  a  particular  agency  or
instrumentality of the U.S. Government. If a Series fails to meet the diversification requirements under Code Section 817(h), income with respect to Variable Contracts invested in the Series at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of such Variable Contracts and income for prior periods with respect to such Contracts also would be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences also could ensue. If a Series failed to qualify as a regulated investment company, the results would be substantially the same as a failure to meet the diversification requirements under Code Section 817(h).

In connection with the issuance of the regulations governing diversification under Section 817(h) of the Code, the Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a Variable Contract Owner's control of the investments of a separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the Variable Contract Owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the Variable Contract Owner's gross income. Although it is not known what standards will be incorporated in future regulations or other pronouncements, the Treasury staff has indicated informally that it is concerned that there may be too much contract owner control where the fund (or series) underlying a separate account invests solely in securities issued by companies in a specific industry. Similarly, the ability of a contract owner to select a fund (or series) representing a specific economic risk may also be proscribed.

These future rules and regulations proscribing investment control may adversely affect the ability of certain Series to operate as described in this Prospectus. There is, however, no certainty as to what standards, if any, Treasury will ultimately adopt, and there can be no certainty that the future rules and regulations will not be given retroactive application.

In the event that unfavorable rules or regulations are adopted, there can be no assurance that the Series will be able to operate as currently described in the Prospectus, or that a Series will not have to change its investment objectives, investment policies, or investment restrictions. While a Series' investment objective is fundamental and may be changed only by a vote of a majority of its outstanding shares, the Trustees have reserved the right to modify the investment policies of a Series as necessary to prevent any such prospective rules and regulations from causing the Variable Contract Owners to be considered the owners of the Series underlying the Separate Accounts.

See "Taxation" in the Trust's Statement of Additional Information for more information on taxes, including information on the taxation of distributions from a Series. Reference is made to the prospectus or offering memorandum of the applicable Separate Account for information regarding the federal income tax treatment respecting a Variable Contract.

 OTHER INFORMATION

CAPITALIZATION


The Trust was organized as a Massachusetts business trust on August 3, 1988, and currently consists of fifteen portfolios that are operational, thirteen of which are described in this Prospectus. Other portfolios may be offered by means of a separate prospectus. The Board of Trustees may establish additional portfolios in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. When issued in accordance with the terms of the Trust's Agreement and Declaration of Trust ("Declaration of Trust"), shares of the Trust are fully paid, freely transferable, and non-assessable by the Trust.


Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees, or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and thus should be considered remote.

VOTING RIGHTS

Shareholders of the Series are given certain voting rights. Each share of each Series will be given one vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for variable insurance products.

Massachusetts business trust law does not require the Trust to hold annual shareholder meetings, although special meetings may be called for a specific Series, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies, or approving a contract for investment advisory services. In the case of Variable Contracts, in accordance with current laws, it is anticipated that an insurance company issuing a Variable Contract funded by a Separate Account that invests in a Series and that is registered with the SEC as a unit investment trust will request voting instructions from Variable Contract Owners and will vote shares or other voting interests in the separate account in proportion to the voting instructions received.

CHANCELLOR ADMINISTRATIVE ORDER

On October 18, 1994, Chancellor Capital Management, Inc. ("CCM"), the parent of Chancellor Trust Company, Parag Saxena, one of CCM's managing directors in his capacity as a CCM employee and who has no involvement in managing the Trust's assets, and James A. Long, IV, in his capacity as CCM employee, consented to the filing of an administrative order by the Securities and Exchange Commission (the "SEC") without admitting or denying the allegations or substance of the order. SEE IN THE MATTER OF CHANCELLOR CAPITAL MANAGEMENT, INC., PARAG SAXENA AND JAMES
A. LONG, IV, Investment Advisers Act of 1940 Release No. 1447, October 18, 1994.

The SEC's order alleges that, during the period October 1988 through August 1992, CCM and Messrs. Saxena and Long did not adequately disclose the conflict of interest arising from certain personal trades by Mr. Saxena and that CCM did not maintain all required records of Mr. Saxena's personal trades. Specifically, the SEC order states that (i) CCM should have disclosed that its employees purchased privately issued securities for their personal accounts and subsequently invested for clients in publicly traded securities of the same issuers, and (ii) CCM and Mr. Saxena should have disclosed, when investing for clients in companies founded by a venture capitalist that over a year earlier, Mr. Saxena had invested for his own account, at nominal prices, in securities of two of those companies and a third company founded by the venture capitalist after providing advice to the venture capitalist. The SEC did not allege that these acts were intended to harm CCM's clients and acknowledged that clients profited from the transactions examined.

The order censured CCM and Messrs. Saxena and Long and ordered them to comply with certain provisions of the Investment Advisers Act and fined Mr. Saxena.

PERFORMANCE INFORMATION

The Trust may, from time to time, include the yield and effective yield of its Liquid Asset Series, the current yield of the remaining Series, and the total return of all Series in advertisements and sales literature. In the case of Variable Contracts, performance information for the Series will not be advertised or included in sales literature unless accompanied by comparable performance information for a separate account to which the Series offers their shares.

Current yield for the Liquid Asset Series will be based on income received by a hypothetical investment over a given 7-day period (less expenses accrued during the period), and then "annualized" (I.E., assuming that the 7-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). "Effective yield" for the Liquid Asset Series is calculated in a manner similar to that used to calculate yield, but reflects the compounding effect of earnings on reinvested dividends.
For the  remaining  Series,  any  quotations  of yield  will  be  based  on  all investment income per share earned during a given 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period.

Quotations of average annual total return for any Series will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Series over a period of one, five, or ten years (or, if less, up to the life of the Series), will reflect the deduction of a proportional share of Series expenses (on an annual basis), and will assume that all dividends and distributions are reinvested when paid. Quotations of total return may also be shown for other periods.

Quotations of yield or total return for the Series will not take into account charges or deductions against any separate account to which the Series' shares are sold or charges and deductions against the pertinent Variable Contract, although comparable performance information for the separate account will take such charges into account. Performance information for any Series reflects only the performance of a hypothetical investment in the Series during the particular time period on which the calculations are based. Performance information should be considered in light of the Series' investment objectives and policies, characteristics, and quality of the portfolios, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Series, see the Statement of Additional Information.

 LEGAL COUNSEL

Dechert Price & Rhoads, Washington, D.C., has passed upon certain legal matters in connection with the shares offered by this Prospectus, and also acts as outside counsel to the Trust.

 INDEPENDENT AUDITORS

Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as independent auditors of the Trust.

 FINANCIAL STATEMENTS


The Trust's audited financial statements for the Series dated as of December 31, 1994, including notes thereto, are incorporated by reference in the Statement of Additional Information from the Trust's Annual Report dated as of December 31, 1994. Unaudited financial statements for the Series dated as of June 30, 1995 are incorporated by reference in the Trust's Statement of Additional Information from the Trust's Semi-Annual Report dated as of June 30, 1995. The financial statements do not include information on the Strategic Equity Series and Small Cap Series because the Series had not commenced operations on June 30, 1995. Information in the financial statements for the years ended December 31, 1994 and 1993 has been audited by Ernst & Young LLP. Information in the financial statements for the years ended December 31, 1992, 1991, 1990, and 1989 has been audited by another independent auditor.

                       GOLDEN AMERICAN LIFE INSURANCE COMPANY
                     A Subsidiary of Bankers Trust Company
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY IS A STOCK COMPANY DOMICILED IN WILMINGTON, DELAWARE


IN 3058 1/96

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                MULTIPLE ALLOCATION SERIES, FULLY MANAGED SERIES,
                LIMITED MATURITY BOND SERIES, ALL-GROWTH SERIES,
                 NATURAL RESOURCES SERIES, REAL ESTATE SERIES,
             CAPITAL APPRECIATION SERIES, RISING DIVIDENDS SERIES,
                 EMERGING MARKETS SERIES, VALUE EQUITY SERIES,
               GROWTH AND INCOME SERIES, STRATEGIC EQUITY SERIES,
                   SMALL CAP SERIES, AND MARKET MANAGER SERIES

                                  THE GCG TRUST



                                 280 Park Avenue
                                     14 West
                            New York, New York  10017
                                 (212) 454-8200



                       Statement of Additional Information





              The date of this Statement of Additional Information
                              is January 2, 1996.






This Statement of Additional Information discusses fourteen portfolios (the "Series") of The GCG Trust (the "Trust"), which is an open-end management investment company. The Series described herein are as follows: the Multiple Allocation Series; the Fully Managed Series; the Limited Maturity Bond Series; the Natural Resources Series; the Real Estate Series; the All-Growth Series; the Capital Appreciation Series; the Rising Dividends Series; the Emerging Markets Series; the Value Equity Series; the Strategic Equity Series; the Small Cap Series; the Liquid Asset Series; and the Market Manager Series. The Series' Manager is Directed Services, Inc. (the "Manager").



This Statement of Additional Information is intended to supplement the information provided to investors in the Prospectus of The GCG Trust dated January 2, 1996 (which pertains to all Series other than the Market Manager Series) and the Prospectus of the Market Manager Series dated May 1, 1995. The Prospectuses have been filed with the Securities and Exchange Commission as part of the Trust's Registration Statement. Investors should note, however, that this Statement of Additional Information is not itself a prospectus and should be read carefully in conjunction with the Prospectuses and retained for future reference. The contents of this Statement of Additional Information are incorporated by reference in the Prospectuses in their entirety. A copy of either Prospectus may be obtained free of charge from the Trust at the address and telephone number listed above.



MANAGER:
DIRECTED SERVICES, INC.
(800) 447-3644

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

INTRODUCTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES. . . . . . . . . . . . . 1
     U.S. Government Securities. . . . . . . . . . . . . . . . . . . . . . . 1
     Debt Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
     High Yield Bonds. . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
     Brady Bonds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
     Sovereign Debt. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
     Mortgage-Backed Securities. . . . . . . . . . . . . . . . . . . . . . . 5
          GNMA Certificates. . . . . . . . . . . . . . . . . . . . . . . . . 5
          FNMA and FHLMC Mortgage-Backed Obligations . . . . . . . . . . . . 6
          Collateralized Mortgage Obligations (CMOs) . . . . . . . . . . . . 7
          Other Mortgage-Backed Securities . . . . . . . . . . . . . . . . . 7
     Other Asset-Backed Securities . . . . . . . . . . . . . . . . . . . . . 8
     Variable and Floating Rate Securities . . . . . . . . . . . . . . . . . 9
     Banking Industry and Savings Industry Obligations . . . . . . . . . . . 9
     Commercial Paper. . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
     Repurchase Agreements . . . . . . . . . . . . . . . . . . . . . . . . . 11
     Reverse Repurchase Agreements . . . . . . . . . . . . . . . . . . . . . 12
     Lending Portfolio Securities. . . . . . . . . . . . . . . . . . . . . . 12
     Warrants. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
     Other Investment Companies. . . . . . . . . . . . . . . . . . . . . . . 13
     Short Sales . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
     Short Sales Against the Box . . . . . . . . . . . . . . . . . . . . . . 14
     Futures Contracts and Options on Futures Contracts. . . . . . . . . . . 14
          General Description of Futures Contracts . . . . . . . . . . . . . 14
          Interest Rate Futures Contracts. . . . . . . . . . . . . . . . . . 14
          Options on Futures Contracts . . . . . . . . . . . . . . . . . . . 15
          Stock Index Futures Contracts. . . . . . . . . . . . . . . . . . . 15
          Gold Futures Contracts . . . . . . . . . . . . . . . . . . . . . . 16
          Limitations. . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
     Options on Securities and Securities Indexes. . . . . . . . . . . . . . 18
          Purchasing Options on Securities . . . . . . . . . . . . . . . . . 18
          Writing Covered Call and Secured Put Options . . . . . . . . . . . 19
          Options on Securities Indexes. . . . . . . . . . . . . . . . . . . 19
          General. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
     When-Issued or Delayed Delivery Securities. . . . . . . . . . . . . . . 20
     Foreign Currency Transactions . . . . . . . . . . . . . . . . . . . . . 20
     Options on Foreign Currencies . . . . . . . . . . . . . . . . . . . . . 22

INVESTMENT RESTRICTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . 22

MANAGEMENT OF THE TRUST. . . . . . . . . . . . . . . . . . . . . . . . . . . 25
     The Management Agreement. . . . . . . . . . . . . . . . . . . . . . . . 28
     Distribution of Trust Shares. . . . . . . . . . . . . . . . . . . . . . 33
     Purchases and Redemptions . . . . . . . . . . . . . . . . . . . . . . . 33

PORTFOLIO TRANSACTIONS AND BROKERAGE . . . . . . . . . . . . . . . . . . . . 33
     Investment Decisions. . . . . . . . . . . . . . . . . . . . . . . . . . 33
     Brokerage and Research Services . . . . . . . . . . . . . . . . . . . . 34

NET ASSET VALUE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 36

PERFORMANCE INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . 36

TAXATION   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 39
     Distributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 43
     Other Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 43

OTHER INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 44
     Capitalization. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 44
     Voting Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 44
     Custodian and Other Service Providers . . . . . . . . . . . . . . . . . 44
     Independent Auditors. . . . . . . . . . . . . . . . . . . . . . . . . . 44
     Counsel . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 45
     Registration Statement. . . . . . . . . . . . . . . . . . . . . . . . . 45

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . 45

APPENDIX 1: Description of Bond Ratings. . . . . . . . . . . . . . . . . . . A-1


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

                                  INTRODUCTION

     This Statement of Additional Information is designed to elaborate upon information contained in the Prospectuses for the Series, including the discussion of certain securities and investment techniques. The more detailed information contained herein is intended solely for investors who have read the Prospectuses and are interested in a more detailed explanation of certain aspects of some of the Series' securities and some investment techniques. Some of the Series' investment techniques are described only in the Prospectuses and are not repeated herein. Captions and defined terms in this Statement of Additional Information generally correspond to like captions and terms in the Series' Prospectuses.

               DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

U.S. GOVERNMENT SECURITIES

     All of the Series may invest in U.S. Government securities. U.S. Government securities are obligations of, or are guaranteed by, the U.S. Government, its agencies or instrumentalities. Treasury bills, notes, and bonds are direct obligations of the U.S. Treasury. Securities guaranteed by the U.S. Government include: federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates, described in the section on "Mortgage-Backed Securities," and Federal Housing Administration debentures). In guaranteed securities, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest credit quality. Such direct obligations or guaranteed securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, the U.S. Government is obligated to or guarantees to pay them in full.

     Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of nor guaranteed by the Treasury. However, they involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Student Loan Mortgage Association, Central Bank for Cooperatives, Federal Intermediate Credit Banks, and Federal Home Loan Banks.

     All Series except the Market Manager Series may also purchase obligations of the International Bank for Reconstruction and Development, which, while technically not a U.S. Government agency or instrumentality, has the right to borrow from the participating countries, including the United States.

DEBT SECURITIES


     All Series may invest in U.S. dollar-denominated corporate debt securities of domestic issuers and the Multiple Allocation, Fully Managed, Limited Maturity Bond, Natural Resources, Liquid Asset, Capital Appreciation, Emerging Markets, Strategic Equity, Small Cap, and Market Manager Series may invest in debt securities of foreign issuers that are denominated in U.S. dollars. The
Multiple Allocation, Fully Managed, Natural Resources, Emerging Markets, Strategic Equity and Small Cap Series may invest in non-U.S. dollar-denominated debt securities of foreign issuers. The debt securities in which the Series may invest are limited to corporate debt securities (corporate bonds, debentures, notes, and other similar corporate debt instruments) which meet the minimum ratings criteria set forth for that particular Series, or, if not so rated, are, in the Portfolio Manager's determination, comparable in quality to corporate debt securities in which a Series may invest.



     Those Series that do not specify any particular ratings criteria, i.e., the Multiple Allocation, Natural Resources, All-Growth, Strategic Equity and
Small Cap Series, may invest only in debt securities that are investment-grade, i.e., rated BBB or better by Standard & Poor's Corporation ("Standard &
Poor's") and Baa or better by Moody's Investors Service, Inc. ("Moody's"), or, if not rated by Standard & Poor's or Moody's, of similar quality as determined by the Portfolio Manager.


     The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Bonds rated BBB or Baa, which are considered medium-grade category bonds, do not have economic characteristics that provide the high degree of security with respect to payment of principal and interest associated with higher rated bonds, and generally have some speculative characteristics. A bond will be placed in this rating category where interest payments and principal security appear adequate for the present, but economic characteristics that provide longer term protection may be lacking. Any bond, and particularly those rated BBB or Baa, may be susceptible to changing conditions, particularly to economic downturns, which could lead to a weakened capacity to pay interest and principal.

     New issues of certain debt securities are often offered on a when-issued or firm-commitment basis; that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the customary settlement time. The value of when-issued securities or securities purchased on a firm-commitment basis may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, the Series will not accrue any income on these securities prior to delivery. The Series will maintain in a segregated account with its custodian an amount of cash or high quality debt securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities or securities purchased on a firm-commitment basis.

     Many securities of foreign issuers are not rated by Moody's or Standard and Poor's; therefore, the selection of such issuers depends, to a large extent, on the credit analysis performed or used by the Series' Portfolio Manager.

HIGH YIELD BONDS

     The Real Estate Series may invest up to 20% of its assets in convertible bonds and the Fully Managed Series and Emerging Markets Series may invest up to 5% and 10% of their assets, respectively, in bonds rated lower than Baa or BBB, or, if not rated by Moody's or S&P, of equivalent quality ("high yield bonds," which are commonly referred to as "junk bonds"). In general, high yield bonds are not considered to be investment grade, and investors should consider the risks associated with high yield bonds before investing in the pertinent Series. Investment in such securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

     Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds are regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. The high yield bond market is relatively new, and many of the outstanding high yield bonds have not endured a lengthy business recession. A long-term track record on bond default rates, such as that for investment grade corporate bonds, does not exist for the high yield market. Analysis of the creditworthiness of issuers of debt securities, and the ability of a Series to achieve its investment objective may, to the extent of investment in high yield bonds, be more dependent upon such creditworthiness analysis than would be the case if the Series were investing in higher quality bonds.

     High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield bonds defaults, in addition to risking payment of all or a portion of interest and principal, the Series may incur additional expenses to seek recovery. In the case of high yield bonds structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

     The secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which the Series could sell a high yield bond, and could adversely affect and cause large fluctuations in the daily net asset value of the Series' shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market. When secondary markets for high yield bonds are less liquid than the market for higher grade bonds, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

     There are also certain risks involved in using credit ratings for evaluating high yield bonds. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to timely reflect subsequent events.

BRADY BONDS

     The Emerging Markets Series may invest in certain debt obligations customarily referred to as "Brady Bonds," which are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds are not considered U.S. Government securities and are considered speculative.

Brady Plan debt restructurings have been implemented to date in several countries, including Mexico, Venezuela, Argentina, Uruguay, Costa Rica, Brazil, Bulgaria, the Dominican Republic, Jordan, Nigeria and the Philippines (collectively, the "Brady Countries"). Ecuador has reached an agreement with its lending banks, but the full consummation of Ecuador's Brady Plan is still pending. It is expected that other countries will undertake a Brady Plan debt restructuring in the future, including Peru, Poland and Panama. Brady Bonds have been issued only recently, and accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market.

     U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.

     Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

     Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

     Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Series may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Series to suffer a loss of interest or principal on any of its holdings.

SOVEREIGN DEBT

     The Emerging Markets Series may invest in debt obligations ("sovereign debt") of governmental issuers in emerging market countries and industrialized countries. Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations. A governmental entities' willingness or ability to repay principal and pay interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves,the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government's dependence on expected disbursements from third parties, the government's policy toward the International Monetary Fund and the political constraints to which a government may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a debtor's implementation of economic reforms or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the government debtor, which may further impair such debtor's ability or willingness to timely service its debts. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

     The issuers of the government debt securities in which the Series may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. There can be no assurance that the Brady Bonds and other foreign government debt securities in which the Series may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Series' holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

MORTGAGE-BACKED SECURITIES

     All Series except the Market Manager Series may invest in mortgage-backed securities.

     GNMA CERTIFICATES. Government National Mortgage Association ("GNMA") certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

     Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a periodic payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the periodic payments made by the individual borrowers on the residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Mortgage-backed securities issued by GNMA are described as "modified pass-through" securities. These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates, regardless of whether or not the mortgagor actually makes the payment. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian's policies for crediting missed payments while errant receipts are tracked down may vary. Other mortgage-backed securities, such as those of the Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA"), trade in book-entry form and should not be subject to the risk of delays in timely payment of income.

     Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Early repayments of principal on the underlying mortgages may expose a Series to a lower rate of return upon reinvestment of principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.

     FNMA AND FHLMC MORTGAGE-BACKED OBLIGATIONS. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the FHLMC. FNMA, a federally chartered and privately owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest, but this guarantee is not backed by the full faith and credit of the U.S. Government. FNMA also issues REMIC Certificates, which represent an interest in a trust funded with FNMA Certificates. REMIC Certificates are guaranteed by FNMA, and not by the full faith and credit of the U.S. Government.


     FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage bankers. FHLMC, a corporate instrumentality of the United States, was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio.

FHLMC guarantees the timely payment of interest and ultimate collection of principal and maintains reserves to protect holders against losses due to default. PCs are not backed by the full faith and credit of the U.S. Government. As is the case with GNMA certificates, the actual maturity and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

     COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying investors, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner-than-desired return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation ("issuer") issues multiple Series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to the principal; a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

     OTHER MORTGAGE-BACKED SECURITIES. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. In addition, such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-backed securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. Timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance, guarantees, and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-backed security meets a Series' investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

     All Series other than the Liquid Asset Series, the Capital Appreciation Series, the Rising Dividends Series, the Emerging Markets Series, and the Market Manager Series may buy mortgage-backed securities without insurance or guarantees, if the Portfolio Manager determines that the securities meet a Series' quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. A Series will not purchase mortgage-backed securities or any other assets which, in the opinion of the Portfolio Manager, are illiquid if, as a result, more than 10% of the value of a Series' total assets will be illiquid. As new types of mortgage-backed securities are developed and offered to investors, the Portfolio Manager will, consistent with a Series' investment objectives, policies, and quality standards, consider making investments in such new types of mortgage-backed securities.

     It is expected that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-backed securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. As new types of mortgage-backed securities are developed and offered to investors, investments in such new types of mortgage-backed securities may be considered for the Series.

OTHER ASSET-BACKED SECURITIES

     All Series other than the Liquid Asset Series, the Capital Appreciation Series, the Rising Dividends Series, the Emerging Markets Series, and the Market Manager Series may purchase other asset-backed securities (unrelated to mortgage loans) such as "CARS-SM-" ("Certificates for Automobile Receivables-SM-") and Credit Card Receivable Securities.

     CARS-SM- represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS-SM- are "passed-through" monthly to certificate holders, and are guaranteed up to certain amounts by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. Underlying sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment or losses on CARS-SM- if the full amounts due on underlying sales contracts are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts, or because of depreciation, damage, or loss of the vehicles securing the contracts, or other factors.

     If consistent with its investment objective and policies, a Series may invest in "Credit Card Receivable Securities." Credit Card Receivable Securities are asset-backed securities backed by receivables from revolving credit card agreements. Credit balances on revolving credit card agreements ("Accounts") are generally paid down more rapidly than are Automobile Contracts. Most of the Credit Card Receivable Securities issued publicly to date have been Pass-Through Certificates. In order to lengthen the maturity of Credit Card Receivable Securities, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder and principal payments received on such Accounts are used to fund the transfer to the pool of assets supporting the related Credit Card Receivable Securities of additional credit card charges made on an Account. The initial fixed period usually may be shortened upon the occurrence of specified events which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to extend the life of an issue of Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying Accounts during the initial period and the non-occurrence of specified events. The Tax Reform Act of 1986, pursuant to which a taxpayer's ability to deduct consumer interest in his or her federal income tax calculation was completely phased out for taxable years beginning in 1991, as well as competitive and general economic factors, could adversely affect the rate at which new receivables are created in an Account and conveyed to an issuer, shortening the expected weighted average life of the related Credit Card Receivable Security, and reducing its yield. An acceleration in cardholders' payment rates or any other event which shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could have a similar effect on the weighted average life and yield.

     Credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike most other asset-backed securities, Accounts are unsecured obligations of the cardholder.

VARIABLE AND FLOATING RATE SECURITIES

     All Series may invest in variable and floating rate securities.

     Variable rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable or floating rate securities is ordinarily determined by reference to or is a percentage of a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

     Variable or floating rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par value. In many cases, the demand feature can be exercised at any time on 7 days' notice; in other cases, the demand feature is exercisable at any time on 30 days' notice or on similar notice at intervals of not more than one year. Some securities which do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

BANKING INDUSTRY AND SAVINGS INDUSTRY OBLIGATIONS


     All Series may invest in (i) certificates of deposit, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks and in (ii) certificates of deposit, time deposits, and other short-term obligations issued by savings and loan associations ("S&L"). The Multiple Allocation, Limited Maturity Bond, Liquid Asset, Emerging Markets, Value Equity, Strategic Equity, and Small Cap Series may invest in obligations of foreign branches of commercial banks and foreign banks so long as the securities are U.S. dollar-denominated, and the Emerging Markets Series may also invest in obligations of foreign branches of commercial banks and foreign banks if the securities are not U.S. dollar-denominated. See "Foreign Securities" discussion in The GCG Trust Prospectus for further information regarding risks attending investment in foreign securities.


     Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, which are normally drawn by an importer or exporter to pay for specific merchandise, and which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed-time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed-time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed-time deposit to a third party, because there is no market for such deposits. A Series will not invest in fixed-time deposits (i) which are not subject to prepayment or (ii) which provide for withdrawal penalties upon prepayment (other than overnight deposits), if, in the aggregate, more than 10% of its assets would be invested in such deposits, in repurchase agreements maturing in more than seven days, and in other illiquid assets, except that the Rising Dividends Series, Emerging Markets Series, and Market Manager Series may invest up to 15% of assets in such deposits, repurchase agreements, and other illiquid assets.

     Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, which include: (i) the possibility that their liquidity could be impaired because of future political and economic developments; (ii) their obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks and/or because the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

     Certain of the Series, including the Fully Managed Series and Liquid Asset Series, invest only in bank and S&L obligations as specified in that Series' investment policies. Other Series will not invest in obligations issued by a commercial bank or S&L unless:

          (i) the bank or S&L has total assets of least $1 billion, or the equivalent in other currencies, and the institution has outstanding securities rated A or better by Moody's or Standard and Poor's, or, if the institution has no outstanding securities rated by Moody's or Standard & Poor's, it has, in the determination of the Portfolio Manager, similar creditworthiness to institutions having outstanding securities so rated;

          (ii) in the case of a U.S. bank or S&L, its deposits are insured by the FDIC or the Savings Association Insurance Fund ("SAIF"), as the case may be; and

          (iii) in the case of a foreign bank, the security is, in the determination of the Series' Portfolio Manager, of an investment quality comparable with other debt securities which may be purchased by the Series. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

COMMERCIAL PAPER

     All of the Series may invest in commercial paper (including variable amount master demand notes), denominated in U.S. dollars, issued by U.S. corporations or foreign corporations. Unless otherwise indicated in the investment policies for a Series, a Series may invest in commercial paper

(i) rated, at the date of investment, Prime-1 or Prime-2 by Moody's or A-1 or A-2 by Standard & Poor's; (ii) if not rated by either Moody's or Standard & Poor's, issued by a corporation having an outstanding debt issue rated Aa or better by Moody's or AA or better by Standard & Poor's; or (iii) if not rated, are determined to be of an investment quality comparable to rated commercial paper in which a Series may invest.

     Commercial paper obligations may include variable amount master demand notes. These notes are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Series, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The lender has the right to increase or to decrease the amount under the note at any time up to the full amount provided by the note agreement; and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, and because no secondary market exists for those notes, such instruments will probably not be traded. However, the notes are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with master demand note arrangements, the Portfolio Manager will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the borrower and its ability to pay principal and interest on demand. The Portfolio Manager also will consider the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody's or Standard & Poor's; the Series may invest in them only if the Portfolio Manager believes that at the time of investment the notes are of comparable quality to the other commercial paper in which the Series may invest. Master demand notes are considered by the Series to have a maturity of one day, unless the Portfolio Manager has reason to believe that the borrower could not make immediate repayment upon demand. See the Appendix for a description of Moody's and Standard & Poor's ratings applicable to commercial paper.

REPURCHASE AGREEMENTS

     All Series may invest in repurchase agreements. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The resale price is in excess of the purchase price by an amount which reflects an agreed-upon market rate of return, effective for the period of time the Series is invested in the security. This results in a fixed rate of return protected from market fluctuations during the period of the agreement. This rate is not tied to the coupon rate on the security subject to the repurchase agreement.

     The Portfolio Manager to a Series monitors the value of the underlying securities at the time the repurchase agreement is entered into and at all times during the term of the agreement to ensure that its value always equals or exceeds the agreed-upon repurchase price to be paid to the Series. The Portfolio Manager, in accordance with procedures established by the Board of Trustees, also evaluates the creditworthiness and financial responsibility of the banks and brokers or dealers with which the Series enters into repurchase agreements.

     A Series may engage in repurchase transactions in accordance with guidelines approved by the Board of Trustees of the Trust, which include monitoring the creditworthiness of the parties with which a Series engages in repurchase transactions, obtaining collateral at least equal in value to the repurchase obligation, and marking the collateral to market on a daily basis.

     A Series may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed 10% of the net assets of the Series, except that the Rising Dividends, Emerging Markets, Value Equity, Strategic Equity, Small Cap, and Market Manager Series may invest up to 15% of assets in such securities and repurchase agreements. If the seller should become bankrupt or default on its obligations to repurchase the securities, a Series may experience delay or difficulties in exercising its rights to the securities held as collateral and might incur a loss if the value of the securities should decline. A Series also might incur disposition costs in connection with liquidating the securities.


REVERSE REPURCHASE AGREEMENTS


     A reverse repurchase agreement may be entered into by the Multiple Allocation, Fully Managed, Capital Appreciation, Emerging Markets, Value Equity, Strategic Equity and Small Cap Series and involves the sale of a security by the Series and its agreement to repurchase the instrument at a specified time and price. A Series will use the proceeds of a reverse repurchase agreement to purchase other money market instruments which either mature at a date simultaneous with or prior to the expiration of the reverse repurchase agreement or which are held under an agreement to resell maturing as of that time. A Series will maintain a segregated account consisting of cash, U.S. Government securities, or high-grade debt obligations to cover its obligations under reverse repurchase agreements. Under the Investment Company Act of 1940, reverse repurchase agreements may be considered to be borrowings by the seller; accordingly, a Series will limit its investments in reverse repurchase agreements consistent with the borrowing limits applicable to the Series.
See "Borrowing" for further information on these limits. The use of reverse repurchase agreements by a Series creates leverage which increases a Series' investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Series' earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case.


LENDING PORTFOLIO SECURITIES


     The Multiple Allocation, Fully Managed, Limited Maturity Bond, Natural Resources, Capital Appreciation, Rising Dividends, Emerging Markets, Stragegic Equity and Small Cap Series may lend portfolio securities to broker-dealers or institutional investors for the purpose of realizing additional income.


     A Series will only enter into this transaction if (1) the loan is fully collateralized at all times with U.S. Government securities, cash, or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers' acceptances, or letters of credit) maintained on a daily marked-to-market basis, in an amount at least equal to the value of the securities loaned; (2) it may at any time call the loan and obtain the return of the securities loaned within five business days; (3) it will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 30% of the total assets of the Series. As with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially. Accordingly, the Series' Portfolio Manager will monitor the value of the collateral, which will be marked-to-market daily, and will monitor the creditworthiness of the borrowers. There is no assurance that a borrower will return any securities loaned; however, as discussed above, a borrower of securities from a Series must maintain with the

Series cash or U.S. Government securities equal to at least 100% of the market value of the securities borrowed. Voting rights attached to the loaned securities may pass to the borrower with the lending of portfolio securities; however, a Series lending such voting securities may call them if important shareholder meetings are imminent. A Series may only lend portfolio securities to entities that are not affiliated with either the Manager or a Portfolio Manager.

WARRANTS


     Each of the following Series may invest in warrants: the Multiple Allocation, Fully Managed, Natural Resources, Real Estate, All-Growth, Emerging Markets, Value Equity, Strategic Equity and Small Cap Series. Each of these Series may invest up to 5% of its net assets in warrants (not including those that have been acquired in units or attached to other securities), measured at the time of acquisition, and none of these Series may acquire a warrant not listed on the New York or American Stock Exchanges if, after the purchase, more than 2% of the Series' assets would be invested in such warrants.


     The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. They pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Series will lose its entire investment in such warrant.

OTHER INVESTMENT COMPANIES

     All Series may invest in shares issued by other investment companies. A Series is limited in the degree to which it may invest in shares of another investment company in that it may not, at the time of the purchase, (1) acquire more than 3% of the outstanding voting shares of the investment company, (2) invest more than 5% of the Series' total assets in the investment company, or
(3) invest more than 10% of the Series' total assets in all investment company holdings. As a shareholder in any investment company, a Series will bear its ratable share of the investment company's expenses, including management fees in the case of a management investment company.

SHORT SALES


     The Multiple Allocation, Natural Resources, All-Growth, Capital Appreciation, Strategic Equity and Small Cap Series may make short sales of securities. A short sale is a transaction in which the Series sells a security it does not own in anticipation of a decline in market price. A Series may make short sales to offset a potential decline in a long position or a group of long positions, or if the Series' Portfolio Manager believes that a decline in the price of a particular security or group of securities is likely. The Multiple Allocation Series' Portfolio Manager expects that, even during normal or favorable market conditions, the Series may make short sales in an attempt to maintain portfolio flexibility and facilitate the rapid implementation of investment strategies if the Portfolio Manager believes that the price of a particular security or group of securities is likely to decline.


     Under current income tax laws, any capital gains realized by the Series from short sales will generally be treated and distributed as short-term capital gains. If the price of the security sold short increases between the time of the short sale and the time the Series replaces the borrowed security, the Series will incur a loss, and if the price declines during this period, the Series will realize a capital gain. Any realized gain will be decreased, and any incurred loss increased, by the amount of transactional costs and any premium, dividend, or interest which the Series may have to pay in connection with such short sale.


SHORT SALES AGAINST THE BOX

     All Series, except the Limited Maturity Bond Series, Liquid Asset Series, and Market Manager Series, may make short sales "against the box." A short sale "against the box" is a short sale where, at the time of the short sale, the Series owns or has the immediate and unconditional right, at no added cost, to obtain the identical security. The Series would enter into such a transaction to defer a gain or loss for Federal income tax purposes on the security owned by the Series. Short sales against the box are not subject to the percentage limitations on short sales described above.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS


     The Multiple Allocation, Fully Managed, Limited Maturity Bond, Natural Resources, All-Growth, Capital Appreciation, Emerging Markets, Value Equity, Strategic Equity, Small Cap, and Market Manager Series may engage in futures contracts. The Multiple Allocation, Fully Managed, Limited Maturity Bond, Natural Resources, Capital Appreciation, Emerging Markets, Value Equity, Strategic Equity, and Small Cap Series may purchase and sell interest-rate futures contracts. The Limited Maturity Bond Series may also purchase and write options on interest rate futures contracts, and the Value Equity Series may also purchase options on interest rate futures contracts. The Multiple Allocation, Fully Managed, Natural Resources, All-Growth, Capital Appreciation, Emerging Markets, Value Equity, Strategic Equity and Small Cap Series may purchase and sell stock index futures contracts and futures contracts based upon other financial instruments, and purchase options on such contracts. The Market Manager Series may purchase futures contracts on securities or stock indexes and purchase options on such contracts, but will not sell futures contracts. The Multiple Allocation, Natural Resources, and Strategic Equity Series may engage in gold and other futures contracts. The Fully Managed Series will not write options on any futures contracts.


     GENERAL DESCRIPTION OF FUTURES CONTRACTS. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a particular financial instrument (debt security) or commodity for a specified price at a designated date, time, and place. Although futures contracts by their terms require actual future delivery of and payment for financial instruments, commodities futures contracts are usually closed out before the delivery date. Closing out an open futures contract position is effected by entering into an offsetting sale or purchase, respectively, for the same aggregate amount of the same financial instrument or commodities and the same delivery date. Where a Series has sold a futures contract, if the offsetting purchase price is less than the original futures contract sale price, the Series realizes a gain; if it is more, the Series realizes a loss. Where a Series has purchased a futures contract, if the offsetting price is more than the original futures contract purchase price, the Series realizes a gain; if it is less, the Series realizes a loss.


     INTEREST RATE FUTURES CONTRACTS. The Multiple Allocation, Fully Managed, Limited Maturity Bond, Natural Resources, Capital Appreciation, Emerging Markets, Value Equity, Strategic Equity, and Small Cap Series may purchase and sell interest rate futures contracts. An interest rate futures contract is an obligation traded on an exchange or board of trade that requires the purchaser to accept delivery, and the seller to make delivery, of a specified quantity of the underlying financial instrument, such as U.S. Treasury bills and bonds, in a stated delivery month, at a price fixed in the contract.


     The Series may purchase and sell interest rate futures as a hedge against adverse changes in debt instruments and other interest rate sensitive securities held in the Series' portfolio. As a hedging strategy a Series might employ, a Series would purchase an interest rate futures contract when it is not fully invested in long-term debt securities but wishes to defer their purchase for some time until it can orderly invest in such securities or because short-term yields are higher than long-term yields. Such a purchase would enable the Series to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase in the market price of the long-term debt security which the Series intends to purchase in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by the Series or avoided by taking delivery of the debt securities under the futures contract.

     A Series would sell an interest rate futures contract in order to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates. If interest rates did rise, a decline in the value of the debt security held by the Series would be substantially offset by the ability of the Series to repurchase at a lower price the interest rate futures contract previously sold. While the Series could sell the long-term debt security and invest in a short-term security, ordinarily the Series would give up income on its investment, since long-term rates normally exceed short-term rates.


     OPTIONS ON FUTURES CONTRACTS. The Multiple Allocation, Fully Managed, Natural Resources, All-Growth, Capital Appreciation, and Emerging Markets Series may purchase options on interest rate futures contracts, although these Series will not write options on any such contracts. The Strategic Equity and Market Manager Series may purchase options on futures contracts and stock index futures contracts, but will not write options on such contracts. The Value Equity and Small Cap Series may purchase options on stock index futures contracts, interest rate futures contracts, and foreign currency futures contracts, but will not write options on such contracts. The Limited Maturity Bond Series may purchase and write options on interest-rate futures contracts. A futures option gives the Series the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer of the option is assigned the opposite short position. In the case of a put option, the converse is true. A futures option may be closed out (before exercise or expiration) by an offsetting purchase or sale of a futures option by the Series.


     The Series may use options on futures contracts in connection with hedging strategies. Generally these strategies would be employed under the same market conditions in which a Series would use put and call options on debt securities, as described hereafter in "Options on Securities and Securities Indexes."


     STOCK INDEX FUTURES CONTRACTS. The Multiple Allocation, Fully Managed, Natural Resources, All-Growth, Capital Appreciation, Emerging Markets, Value Equity, Strategic Equity and Small Cap Series may purchase and sell stock index futures contracts, and the Market Manager Series may purchase stock index futures contracts. A "stock index" assigns relative values to the common stock included in an index (for example, the Standard & Poor's 500 Index of Composite Stocks or the New York Stock Exchange Composite Index), and the index fluctuates with changes in the market values of such stocks. A stock index futures contract is a bilateral agreement to accept or make payment, depending on whether a contract is purchased or sold, of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally purchased or sold.



     To the extent that changes in the value of the Multiple Allocation, Fully Managed, Natural Resources, All-Growth, Capital Appreciation, Emerging Markets, Value Equity, Strategic Equity and Small Cap Series' portfolio corresponds to changes in a given stock index, the sale of futures contracts on that index ("short hedge") would substantially reduce the risk to the portfolio of a market decline and, by so doing, provide an alternative to a liquidation of securities position, which may be difficult to accomplish in a rapid and orderly fashion. Stock index futures contracts might also be sold:


     (1) when a sale of portfolio securities at that time would appear to be disadvantageous in the long-term because such liquidation would:

          (a) forego possible price appreciation,

          (b) create a situation in which the securities would be difficult to repurchase, or

          (c) create substantial brokerage commissions;

     (2) when a liquidation of the portfolio has commenced or is contemplated, but there is, in the Series' Portfolio Manager's determination, a substantial risk of a major price decline before liquidation can be completed; or

     (3) to close out stock index futures purchase transactions.

     Where a Series anticipates a significant market or market sector advance, the purchase of a stock index futures contract ("long hedge") affords a hedge against not participating in such advance at a time when the Series is not fully invested. Such purchases would serve as a temporary substitute for the purchase of individual stocks, which may then be purchased in an orderly fashion. As purchases of stock are made, an amount of index futures contracts which is comparable to the amount of stock purchased would be terminated by offsetting closing sales transactions. Stock index futures might also be purchased:

     (1) if the Series is attempting to purchase equity positions in issues which it had or was having difficulty purchasing at prices considered by the Series' Portfolio Manager to be fair value based upon the price of the stock at the time it qualified for inclusion in the portfolio, or

     (2) to close out stock index futures sales transactions.


     GOLD FUTURES CONTRACTS. The Multiple Allocation, Natural Resources, and Strategic Equity Series may enter into futures contracts on gold. A gold futures contract is a standardized contract which is traded on a regulated commodity futures exchange, and which provides for the future delivery of a specified amount of gold at a specified date, time, and price. When the Series purchases a gold futures contract it becomes obligated to take delivery of and pay for the gold from the seller, and when the Series sells a gold futures contract, it becomes obligated to make delivery of precious metals to the purchaser, in each case at a designated date and price. A Series will enter into gold futures contracts only for the purpose of hedging its holdings or intended holdings of gold stocks and, with regard to the Natural Resources Series, gold bullion. The Series will not engage in these contracts for speculation or for achieving leverage. The Series' hedging activities may include purchases of futures contracts as an offset against the effect of anticipated increases in the price of gold or sales of futures contracts as an offset against the effect of anticipated declines in the price of gold.


     As long as required by regulatory authorities, each investing Series will limit its use of futures contracts and futures options to hedging transactions and other strategies as described under the heading "Limitations" in this section, in order to avoid being deemed a commodity pool. For example, a Series might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Series' securities or the price of the securities which the Series intends to purchase. The Series' hedging may include sales of futures contracts as an offset against the effect of expected increases in interest rates and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce that Series' exposure to interest rate fluctuations, a Series may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options. See the Prospectuses for a discussion of other strategies involving futures and futures options.

     If a purchase or sale of a futures contract is made by a Series, the Series is required to deposit with its custodian a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange or board of trade on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Series upon termination of the contract, assuming all contractual obligations have been satisfied. Each investing Series expects to earn interest income on its initial margin deposits. A futures contract held by a Series is valued daily at the official settlement price of the exchange on which it is traded. Each day the Series pays or receives cash, called "variation margin" equal to the daily change in value of the futures contract. This process is known as "marking to market." The payment or receipt of the variation margin does not represent a borrowing or loan by a Series but is settlement between the Series and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Series will mark-to-market its open futures positions.

     A Series is also required to deposit and maintain margin with respect to put and call options on futures contracts it writes. Such margin deposits will vary depending on the nature of the underlying futures contract (including the related initial margin requirements), the current market value of the option, and other futures positions held by the Series.

     Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security, and delivery month). If an offsetting purchase price is less than the original sale price, the Series realizes a capital gain, or if it is more, the Series realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Series realizes a capital gain, or if it is less, the Series realizes a capital loss. The transaction costs must also be included in these calculations.

     LIMITATIONS. When purchasing a futures contract, a Series must maintain with its custodian cash or cash equivalents (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, the Series similarly will maintain with its custodian, cash or cash equivalents (including any margin) equal to the amount such option is "in-the-money" until the option expires or is closed out by the Series. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price.

     A Series may not maintain open short positions in futures contracts or call options written on futures contracts if, in the aggregate, the market value of all such open positions exceeds the current value of its portfolio securities, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the Series and the positions. For this purpose, to the extent the Series has written call options on specific securities it owns, the value of those securities will be deducted from the current market value of the securities portfolio.

     In compliance with the requirements of the Commodity Futures Trading Commission ("CFTC") under which an investment company may engage in futures transactions, the Trust will comply with certain regulations of the CFTC to qualify for an exclusion from being a "commodity pool." The regulations require that the Trust enter into futures and options (1) for "bona fide hedging" purposes, without regard to the percentage of assets committed to initial margin and options premiums, or (2) for other strategies, provided that the aggregate initial margin and premiums required to establish such positions do not exceed 5% of the liquidation value of a Series' portfolio, after taking into account unrealized profits and unrealized gains on any such contracts entered into.

OPTIONS ON SECURITIES AND SECURITIES INDEXES


     In pursuing their investment objectives, the Multiple Allocation, Fully Managed, Limited Maturity Bond, Natural Resources, Real Estate, All-Growth, Capital Appreciation, Emerging Markets, Value Equity, Strategic Equity and Small Cap Series may engage in transactions on options on securities. The Multiple Allocation Series, All-Growth Series, Emerging Markets, Value Equity, Strategic Equity and Small Cap Series may engage in transactions on options on securities indexes. The Market Manager Series may purchase put and call options on securities and on securities indexes, but will not write such options. See "Description of Securities and Investment Techniques" in the Prospectuses for a description of the options transactions in which each Series may engage.


     PURCHASING OPTIONS ON SECURITIES. An option on a security is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the seller ("writer") of the option at a designated price during the term of the option. A Series may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another. For example, the purchase of put options on debt securities held by a Series would enable a Series to protect, at least partially, an unrealized gain in an appreciated security without actually selling the security. In addition, the Series would continue to receive interest income on such security.

     A Series may purchase call options on securities to protect against substantial increases in prices of securities the Series intends to purchase pending its ability to invest in such securities in an orderly manner. A Series may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transactional costs paid on the put or call option which is sold.

     WRITING COVERED CALL AND SECURED PUT OPTIONS. In order to earn additional income on its portfolio securities or to protect partially against declines in the value of such securities, a Series may write covered call options. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable the Series to write another call option on the underlying security with either a different exercise price or expiration date or both.

     In order to earn additional income or to facilitate its ability to purchase a security at a price lower than the current market price of such security, a Series may write secured put options. During the option period, the writer of a put option may be assigned an exercise notice by the broker-dealer through whom the option was sold requiring the writer to purchase the underlying security at the exercise price.

     A Series may write a call or put option only if the option is "covered" or "secured" by the Series holding a position in the underlying securities. This means that so long as the Series is obligated as the writer of a call option, it will own the underlying securities subject to the option or if the Series holds a call at the same exercise price, for the same exercise period, and on the same securities as the written call. Alternatively, a Series may maintain, in a segregated account with the Trust's custodian, cash, cash equivalents, or U.S. Government securities with a value sufficient to meet its obligation as writer of the option. A put is secured if the Series maintains cash, cash equivalents, or U.S. Government securities with a value equal to the exercise price in a segregated account, or holds a put on the same underlying security at an equal or greater exercise price. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

     OPTIONS ON SECURITIES INDEXES. Call and put options on securities indexes also may be purchased or sold by the Series for the same purposes as the purchase or sale of options on securities. The Market Manager Series may only purchase options on securities indexes. Options on securities indexes are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. When such options are written, the Series is required to maintain a segregated account consisting of cash, cash equivalents or high grade obligations or the Series must purchase a like option of greater value that will expire no earlier than the option sold. Purchased options may not enable the Series to hedge effectively against stock market risk if they are not highly correlated with the value of the Series' portfolio securities. Moreover, the ability to hedge effectively depends upon the ability to predict movements in the stock market.

     GENERAL. If an option written by a Series expires unexercised, the Series realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Series expires unexercised, the Series realizes a capital loss equal to the premium paid.

     Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Series desires.

     A Series will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or if it is more, the Series will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Series will realize a capital gain or, if it is less, the Series will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, and the time remaining until the expiration date.

     The premium paid for a put or call option purchased by a Series is recorded as an asset of the Series and subsequently adjusted. The premium received for an option written by a Series is included in the Series' assets and an equal amount is included in its liabilities. The value of an option purchased or written is marked to market daily and valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

WHEN-ISSUED OR DELAYED DELIVERY SECURITIES

     All Series except the Market Manager Series may purchase securities on a when-issued or delayed delivery basis if the Series holds, and maintains until the settlement date in a segregated account, cash, U.S. Government securities, or high-grade debt obligations in an amount sufficient to meet the purchase price, or if the Series enters into offsetting contracts for the forward sale of other securities it owns. Purchasing securities on a when-issued or delayed delivery basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Series' other assets. Although a Series would generally purchase securities on a when-issued basis or enter into forward commitments with the intention of acquiring securities, the Series may dispose of a when-issued or delayed delivery security prior to settlement if the Portfolio Manager deems it appropriate to do so. The Series may realize short-term profits or losses upon such sales.

FOREIGN CURRENCY TRANSACTIONS


     The Multiple Allocation, Fully Managed, Natural Resources, Rising Dividends, Emerging Markets, Value Equity, Strategic Equity and Small Cap Series may enter into forward currency contracts and enter into currency exchange transactions on a spot (i.e., cash) basis. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Series may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. A Series will engage in forward currency transactions in anticipation of or to protect itself against fluctuations in currency exchange rates. A Series might sell a particular currency forward, for example, when it wanted to hold bonds or bank obligations denominated in that currency but anticipated or wished to be protected against a decline in the currency against the dollar. Similarly, it might purchase a currency forward to "lock in" the dollar price of securities denominated in that currency which it anticipated purchasing.


     A Series may enter into forward foreign currency contracts in two circumstances. When a Series enters into a contract for the purchase or sale of a security denominated in a foreign currency, the Series may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Series will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

     Second, when the Series' Portfolio Manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars to sell the amount of foreign currency approximating the value of some or all of the Series' portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. None of the Series will enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Series to deliver an amount of foreign currency in excess of the value of the Series' portfolio securities or other assets denominated in that currency.

     At the maturity of a forward contract, a Series may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

     It is impossible to forecast the market value of a particular portfolio security at the expiration of the contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency, it may be necessary for the Series to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Series is obligated to deliver.

     If the Series retains the portfolio security and engages in an offsetting transaction, the Series will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the Series' entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Series will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Series will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     Forward contracts are not traded on regulated commodities exchanges. There can be no assurance that a liquid market will exist when a Series seeks to close out a forward currency position, and in such an event, a Series might not be able to effect a closing purchase transaction at any particular time. In addition, a Series entering into a forward foreign currency contract incurs the risk of default by the counter party to the transaction. The CFTC has indicated that it may in the future assert jurisdiction over certain types of forward contracts in foreign currencies and attempt to prohibit certain entities from engaging in such foreign currency forward transactions.

     For more information on forward currency contracts, including limits upon the Series with respect to such contracts, see "Foreign Currency Transactions" in The GCG Trust Prospectus.

OPTIONS ON FOREIGN CURRENCIES


     The Multiple Allocation, Natural Resources, Emerging Markets, Value Equity, Strategic Equity and Small Cap Series may engage in transactions in options on foreign currencies. A call option on a foreign currency gives the buyer the right to buy, and a put option the right to sell, a certain amount of foreign currency at a specified price during a fixed period of time. Currently, options are traded on the following foreign currencies on a domestic exchange: British Pound, Canadian Dollar, German Mark, Japanese Yen, French Franc, and Swiss Franc. A Series may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire.


     A Series may employ hedging strategies with options on currencies before the Series purchases a foreign security denominated in the hedged currency that the Series anticipates acquiring, during the period the Series holds the foreign security, or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received.

     In those situations where foreign currency options may not be readily purchased (or where such options may be deemed illiquid) in the currency in which the hedge is desired, the hedge may be obtained by purchasing or selling an option on a "surrogate" currency, i.e., a currency where there is tangible evidence of a direct correlation in the trading value of the two currencies. A surrogate currency is a currency that can act, for hedging purposes, as a substitute for a particular currency because the surrogate currency's exchange rate movements parallel that of the primary currency. Surrogate currencies are used to hedge an illiquid currency risk, when no liquid hedge instruments exist in world currency markets for the primary currency.

                          INVESTMENT RESTRICTIONS

     Each Series' investment objective as set forth under "Investment Objectives and Policies" in the Prospectus, together with the investment restrictions set forth below, are, unless otherwise noted, fundamental policies of each Series and may not be changed with respect to any Series without the approval of a majority of the outstanding voting shares of that Series. The vote of a majority of the outstanding voting securities of a Series means the vote, at an annual or special meeting, of the lesser of (a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Series are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of such Series. Under these restrictions, a Series may not:

     (1) Invest in a security if, with respect to 75% of its total assets, more than 5% of the total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and except that this restriction shall not apply to the Market Manager Series;


     (2) Invest in a security if, with respect to 75% of its assets, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities;

     (3) Invest in a security if more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply: (a) to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto), (b) with respect to the Liquid Asset Series, to securities or obligations issued by U.S. banks, (c) with respect to the Market Manager Series, to options on stock indexes issued by eligible broker-dealers or banks, as described in the Market Manager Series' Prospectus; and (d) to the Real Estate Series, which will normally invest more than 25% of its total assets in securities of issuers in the real estate industry and related industries, or to the Natural Resources Series, which will normally invest more than 25% of its total assets in the group of industries engaged in natural resources activities, provided that such concentration for these two Series is permitted under tax law requirements for regulated investment companies that are investment vehicles for variable contracts;

     (4) Purchase or sell real estate, except that a Series may invest in securities secured by real estate or real estate interests or issued by companies in the real estate industry or which invest in real estate or real estate interests;

     (5) Purchase securities on margin (except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities), except a Series engaged in transactions in options, futures, and options on futures may make margin deposits in connection with those transactions, except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this restriction, and except that the Natural Resources Series may, consistent with its investment objective and subject to the restrictions described in the Prospectus and in the Statement of Additional Information, purchase securities on margin;

     (6) Lend any funds or other assets, except that a Series may, consistent with its investment objective and policies:

          (a) invest in debt obligations, even though the purchase of such obligations may be deemed to be the making of loans;

          (b) enter into repurchase agreements; and

         (c) lend its portfolio securities in accordance with applicable guidelines established by the Securities and Exchange Commission and any guidelines established by the Board of Trustees;

     (7) Issue senior securities, except insofar as a Series may be deemed to have issued a senior security by reason of borrowing money in according with that Series' borrowing policies, and except, for purposes of this investment restriction, collateral or escrow arrangements with respect to the making of short sales, purchase or sale of futures contracts or related options, purchase or sale of forward currency contracts, writing of stock options, and collateral arrangements with respect to margin or other deposits respecting futures contracts, related options, and forward currency contracts are not deemed to be an issuance of a senior security;

     (8) Act as an underwriter of securities of other issuers, except, when in connection with the disposition of portfolio securities, a Series may be deemed to be an underwriter under the federal securities laws;

     (9) With respect to the Multiple Allocation, Fully Managed, Limited Maturity Bond, Natural Resources, Real Estate, All-Growth, Capital Appreciation, and Liquid Asset Series, make short sales of securities, except short sales against the box, and except that this restriction shall not apply to the Multiple Allocation, Natural Resources, All-Growth or Capital Appreciation Series, which may engage in short sales within the limitations described in the Prospectus and in the Statement of Additional Information;

     (10) Borrow money or pledge, mortgage, or hypothecate its assets, except that a Series may: (a) borrow from banks, but only if immediately after each borrowing and continuing thereafter there is asset coverage of 300%; and (b) enter into reverse repurchase agreements and transactions in options, futures, options on futures, and forward currency contracts as described in the Prospectus and in the Statement of Additional Information. (The deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a "when-issued" or delayed delivery basis and collateral arrangements with respect to initial or variation margin and other deposits for futures contracts, options on futures contracts, and forward currency contracts will not be deemed to be pledges of a Series' assets);

     (11) With respect to the Multiple Allocation, Fully Managed, Limited Maturity Bond, Natural Resources, Real Estate, All-Growth, Capital Appreciation, and Liquid Asset Series, invest in securities that are illiquid because they are subject to legal or contractual restrictions on resale, in repurchase agreements maturing in more than seven days, or other securities which in the determination of the Portfolio Manager are illiquid if, as a result of such investment, more than 10% of the total assets of the Series (taken at market value at the time of such investment) would be invested in such securities;

     (12) Purchase or sell commodities or commodities contracts (which, for the purpose of this restriction, shall not include foreign currency or forward foreign currency contracts), except:

          (a) any Series may engage in interest rate futures contracts, stock index futures contracts, futures contracts based on other financial instruments, and on options on such futures contracts;

          (b) the Natural Resources Series may invest in gold bullion and coins and other precious metals bullion and engage in futures contracts with respect to such commodities; and

          (c) the Multiple Allocation, Natural Resources and Strategic Equity Securities Series may engage in futures contracts on gold; and

     (13) Invest in puts, calls, straddles, spreads, or any combination thereof, provided that this restriction does not apply to puts that are a feature of variable or floating rate securities or to puts that are a feature of other corporate debt securities, and except that any Series may engage in transactions in options, futures contracts, and options on futures.


     The Rising Dividends Series, Emerging Markets Series, Value Equity Series, Strategic Equity Series, Small Cap Series, and Market Manager Series are also subject to the following restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Trustees (without shareholder approval). Unless otherwise indicated, the Rising Dividends Series, Emerging Markets Series, Value Equity Series, Strategic Equity Series, Small Cap Series, and Market Manager Series may not:



     (1) Make short sales of securities, except short sales against the box (this restriction shall not apply to the Strategic Equity and Small Cap Series, which may make short sales within the limitations described in the Prospectus and elsewhere in this Statement of Additional Information); and


     (2) Invest in securities that are illiquid because they are subject to legal or contractual restrictions on resale, in repurchase agreements maturing in more than seven days, or other securities which in the determination of the Portfolio Manager are illiquid if, as a result of such investment, more than 15% of the total assets of the Series (taken at market value at the time of such investment) would be invested in such securities.

                            MANAGEMENT OF THE TRUST

     The business and affairs of the Trust are managed under the direction of the Board of Trustees according to the applicable laws of the Commonwealth of Massachusetts and the Trust's Agreement and Declaration of Trust. The Trustees are Terry L. Kendall, Robert A. Grayson, M. Norvel Young, and Roger B. Vincent. The Officers of the Trust are Terry L. Kendall, Barnett Chernow, and Mary Bea Wilkinson.

     The Trustees and Executive Officers of the Trust, their business addresses, and principal occupations during the past five years are:



NAME AND ADRESS                    POSITION WITH THE TRUST          BUSINESS AFFILIATIONS AND PRINCIPAL OCCUPATIONS
---------------                    -----------------------          -----------------------------------------------

Terry L. Kendall*                  Chairman of the Board            Managing Director, Bankers Trust Company; President,
Golden American Life               and President                    Director, and Chief Executive Officer, Golden American Life
  Insurance Co.                                                     Insurance Company; President, Director, and Chief Executive
1001 Jefferson Street                                               Officer, BT Variable, Inc.; Chairman of the Board and
Wilmington, DE 19801                                                President of Separate Account D of Golden American Life
                                                                    Insurance Company ("Separate Account D"); formerly,
                                                                    President and Chief Executive Officer, United Pacific Life
                                                                    Insurance Company (1983-1993).


Barnett Chernow                    Vice President                   Executive Vice President, BT Variable, Inc., October 1993 to
Golden American Life                                                present; Senior Vice President and Chief Financial Officer,
  Insurance Co.                                                     Reliance Insurance Company, August 1977 to July 1993.
1001 Jefferson Street
Wilmington, DE 19801


Mary Bea Wilkinson                 Chief Financial Officer          Senior Vice President, Golden American Life Insurance
Golden American Life                                                Company November 1993 to present; Senior Vice President,
  Insurance Co.                                                     BT Variable, Inc., November 1993 to present; Assistant
1001 Jefferson Street                                               Vice President, CIGNA Insurance Companies, August 1993
Wilmington, DE 19801                                                to October 1993; various positions with United Pacific
                                                                    Life Insurance Company, January 1987 to July 1993, and
                                                                    was Vice President and Controller upon leaving.


Robert A. Grayson                  Trustee                          Co-founder, Grayson Associates, Inc.; Adjunct Professor of
Grayson Associates                                                  Marketing, New York University School of Business
108 Loma Media Road                                                 Administration; Member of the Board of Governors of Separate
Santa Barbara, CA                                                   Account D; former Director, The Golden Financial Group, Inc.;
   93103                                                            former Senior Vice President, David & Charles Advertising.


M. Norvel Young                    Trustee                          Chancellor Emeritus and Board of Regents, Pepperdine
Pepperdine University                                               University; Director of Imperial Bancorp, Imperial Bank,
Malibu, CA  90263                                                   Imperial Trust Co. and 20th Century Christian Publishing
                                                                    Company; Member of the Board of Governors of Separate Account D;
                                                                    formerly: Chancellor, Pepperdine University, 1971 to 1984;
                                                                    President, Pepperdine University, 1957 to 1971;
                                                                    Director, National Conference of Christians and Jews, 1978 to
                                                                    1982.


                                       26

Roger B. Vincent                   Trustee                          President, Springwell Corporation; Director, Petralone, Inc.;
230 Park Avenue                                                     Member of the Board of Governors of Separate Account D;
New York, NY 10169                                                  formerly, Managing Director, Bankers Trust Company.

--------
     *Mr. Kendall is an "interested person" of the Trust (as that term is defined in the Investment Company Act of 1940) because of his affiliation with the Manager and its affiliated companies as shown above.


     None of the Trustees directly owns shares of the Series. In addition, as of December 5, 1995, the Trustees and Officers as a group owned Variable Contracts that entitled them to give voting instructions with respect to less than one percent of the outstanding shares of each Series in the aggregate.


     As indicated above, the Trustees and officers hold positions with Separate Account D of Golden American Life Insurance Company ("Separate Account D"), another fund for which the Manager serves as investment adviser. Trustees other than those affiliated with the Manager or a Portfolio Manager receive a fee for each Board of Trustees meeting attended based on the level of the Trust's assets at the time of the meeting as follows: $2,000 per meeting for aggregate assets up to $500 million; $3,000 per meeting for aggregate assets in excess of $500 million and up to $1 billion; $4,000 per meeting for aggregate assets in excess of $1 billion and up to $2 billion; and $5,000 per meeting for aggregate assets in excess of $2 billion. Trustees are reimbursed for any expenses incurred in attending such meetings or otherwise in carrying out their responsibilities as Trustees of the Trust. During the fiscal year ended December 31, 1994, fees totalling $45,000 were paid by the Trust or accrued to Messrs. Kendall ($0), Grayson ($15,000), Young ($15,000), and Vincent ($15,000). During the fiscal year ended December 31, 1994, Messrs. Kendall, Grayson, Young, and Vincent earned total fees of $0, $17,500, $17,500, and $17,500, respectfully, from the Trust and Separate Account D. No officer or Trustee received any other compensation directly from the Trust.


     The table below lists each Variable Contract Owner who owns a Variable Contract that entitles the owner to give voting instructions with respect to 5% or more of the shares of the Series as of December 5, 1995. The address for each record owner is c/o Golden American Life Insurance Company, 1001 Jefferson Avenue, Wilmington, DE 19801.




               NAME                       SERIES                 PERCENTAGE

      Darald Libby Charitable          Market Manager              _____
       Remainder Unit Trust

     George Berman Charitable          Market Manager              _____
         Remainder Trust

      David and Anita Swann            Market Manager              _____
    Charitable Remainder Trust

THE MANAGEMENT AGREEMENT

     Directed Services, Inc. ("DSI" or the "Manager") serves as Manager to the Series pursuant to a Management Agreement (the "Management Agreement") between the Manager and the Trust. DSI's address is 280 Park Avenue, New York, New York 10017. DSI is a New York corporation that is a wholly owned subsidiary of BT Variable, Inc. which, in turn, is an indirect subsidiary of Bankers Trust Company. DSI is registered with the Securities and Exchange Commission as an investment adviser and a broker-dealer. The Trust currently offers the shares of its operating Series to, among others, separate accounts of Golden American Life Insurance Company ("Golden American") to serve as the investment medium for Variable Contracts issued by Golden American. DSI is the principal underwriter and distributor of the Variable Contracts issued by Golden American. Golden American is a stock life insurance company organized under the laws of the State of Delaware. Prior to December 30, 1993, Golden American was a Minnesota corporation. Golden American is an indirect wholly owned subsidiary of Bankers Trust Company.

     Pursuant to the Management Agreement, the Manager, subject to the direction of the Board of Trustees, is responsible for providing all supervisory, management, and administrative services reasonably necessary for the operation of the Trust and its Series other than the investment advisory services performed by the Portfolio Managers. These services include, but are not limited to, (i) coordinating all matters relating to the operation of the Series, including any necessary coordination among the Series' Portfolio Managers, Custodian, Dividend Disbursing Agent, Portfolio Accounting Agent (including pricing and valuation of the Series' portfolios), accountants, attorneys, and other parties performing services or operational functions for the Trust; (ii) providing the Trust and the Series, at the Manager's expense, with the services of a sufficient number of persons competent to perform such administrative and clerical functions as are necessary to ensure compliance with federal securities laws and to provide effective supervision and administration of the Trust; (iii) maintaining or supervising the maintenance by third parties selected by the Manager of such books and records of the Trust and the Series as may be required by applicable federal or state law; (iv) preparing or supervising the preparation by third parties selected by the Manager of all federal, state, and local tax returns and reports of the Trust relating to the Series required by applicable law; (v) preparing and filing and arranging for the distribution of proxy materials and periodic reports to shareholders of the Series as required by applicable law in connection with the Series; (vi) preparing and arranging for the filing of such registration statements and other documents with the Securities and Exchange Commission and other federal and state regulatory authorities as may be required by applicable law in connection with the Series;
(vii) taking such other action with respect to the Trust, as may be required by applicable law, including without limitation the rules and regulations of the SEC and other regulatory agencies; and (viii) providing the Trust at the Manager's expense, with adequate personnel, office space, communications facilities, and other facilities necessary for operation of the Series contemplated in the Management Agreement. Other responsibilities of the Manager are described in the Prospectus.

     The Manager shall make its officers and employees available to the Board of Trustees and Officers of the Trust for consultation and discussions regarding the supervision and administration of the Series.

     Pursuant to the Management Agreement, the Manager is authorized to exercise full investment discretion and make all determinations with respect to the investment of a Series' assets and the purchase and sale of portfolio securities for one or more Series in the event that at any time no Portfolio Manager is engaged to manage the assets of such Series.

     The Management Agreement shall continue in effect until October 1, 1995, and from year to year thereafter, provided such continuance after October 1, 1995 is approved annually by (i) the holders of a majority of the outstanding voting securities of the Trust or by the Board of Trustees, and (ii) a majority of the Trustees who are not parties to such Management Agreement or "interested persons" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of any such party. The Management Agreement, dated October 1, 1993, was approved by shareholders at a meeting held on August 31, 1993, and was last approved by the Board of Trustees, including the Trustees who are not parties to the Management Agreement or interested persons of such parties, at a meeting held on September 27, 1994. The Management Agreement may be terminated without penalty by vote of the Trustees or the shareholders of the Series or by the Manager, on 60 days' written notice by either party to the Management Agreement, and will terminate automatically if assigned as that term is described in the 1940 Act.

     Prior to October 1, 1993, DSI served as manager to the then operational Series pursuant to a management agreement that was effective as of September 30, 1992. The Manager's fees for supervisory and management services under the prior management agreement were 0.20% of the average daily net assets of each of the Series, computed and accrued daily and paid monthly. Under the prior management agreement, the Manager was not responsible, as it is under the current Management Agreement, for providing or procuring services necessary for the ordinary operation of the Series, including portfolio management, custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing and ordinary legal expenses.

     Prior to September 30, 1992, DSI served as manager to the operational Series pursuant to a management agreement that was effective as of March 21, 1991, and, with respect to the Capital Appreciation Series, pursuant to an addendum to such management agreement. This agreement terminated automatically on September 30, 1992, upon the acquisition of DSI by BT Variable, Inc. The fees under such agreement were identical to those fees paid under the management agreement dated September 30, 1992.

     Gross fees paid to the Manager under the current Management Agreement (pursuant to which the Manager provides all services reasonably necessary for the operation of the Trust) for the fiscal year ended December 31, 1994 were as follows: Multiple Allocation Series -- $3,008,912; Fully Managed Series -- $1,093,894; Limited Maturity Bond Series -- $447,478; Natural Resources
Series -- $292,787; Real Estate Series -- $354,228; All-Growth Series -- $624,518; Capital Appreciation Series -- $912,861; Rising Dividends -- $367,866; Emerging Markets -- $892,888; and Liquid Asset Series -- $226,289. The management fee payable to the Manager for the Market Manager Series for the fiscal period November 14, 1994 to December 31, 1994 was waived by the Manager. Gross fees paid to the Manager for the period October 1, 1993 to December 31, 1993 were as follows: Multiple Allocation Series -- $641,069, Fully Managed Series -- $257,788, Limited Maturity Bond Series -- $102,389, Natural Resources Series -- $43,426, Real Estate Series -- $72,064, All-Growth Series -- $133,480, Capital Appreciation Series -- $204,545, Rising Dividends Series -- $13,784, Emerging Markets Series -- $35,514, and Liquid Asset Series -- $26,882. Gross fees paid to the Manager for the period January 1, 1993 to September 30, 1993 under the prior management agreement (pursuant to which the Manager provided supervisory and management services) were as follows: Multiple Allocation
Series -- $249,845, Fully Managed Series -- $96,568, Limited Maturity Bond Series -- $49,996, Natural Resources Series -- $11,528, Real Estate Series -- $20,379, All-Growth Series -- $51,416, Capital Appreciation Series -- $70,127, and Liquid Asset Series -- $6,695. Gross fees paid to the Manager for the period January 1, 1992 to December 31, 1992 under the two prior management agreements were as follows: Multiple Allocation Series -- $133,930, Fully Managed Series -- $29,317, Limited Maturity Bond Series -- $33,055, Natural Resources Series -- $5,396, Real Estate Series -- $2,258, All-Growth Series -- $27,880, and Liquid Asset Series -- $4,000. Gross fees paid to the Manager for the period May 24, 1992 (commencement of operations) to December 31, 1992 for the Capital Appreciation Series under the two prior management agreements were $3,512.

     Pursuant to an agreement to limit certain expenses of the Series, the Series received from DSI for the period January 1, 1993 to September 30, 1993 the following amounts: Multiple Allocation Series -- $51,197, Fully Managed Series -- $27,633, Limited Maturity Bond Series -- $22,467, Natural Resources Series -- $8,504, Real Estate Series -- $18,209, All-Growth Series -- $2,517, Capital Appreciation Series -- $19,889, and Liquid Asset Series -- $12,035. Pursuant to an agreement to limit certain expenses of the Series, the Series received from DSI for the period January 1, 1992 to December 31, 1992 the following amounts: Multiple Allocation Series -- $76,328, Fully Managed
Series -- $39,532, Limited Maturity Bond Series -- $70,170, Natural Resources Series -- $24,741, Real Estate Series -- $28,837, All-Growth Series -- $5,861, and Liquid Asset Series --$57,413. Capital Appreciation Series received from DSI for the period May 4, 1992 (commencement of operations) to December 31, 1992 the following amount: $12,197.

     The Trust, DSI and several Portfolio Managers -- Zweig Advisors Inc.; Bankers Trust Company; Van Eck Associates Corporation; and Chancellor Trust Company -- entered into Portfolio Management Agreements dated and effective as of September 30, 1992, as amended by an addendum to each Portfolio Management Agreement dated and effective as of October 1, 1993, and (with the exception of Bankers Trust Company) as further amended by an addendum to each Portfolio Management Agreement dated and effective as of April 30, 1995. The Portfolio Management Agreements were approved by the shareholders of each of the respective operational series of the Trust other than the Capital Appreciation Series at a meeting held on June 29, 1992. The shareholders of the Capital Appreciation Series approved the Portfolio Management Agreement for that Series at a meeting held on August 31, 1993. The first addenda to the Portfolio Management Agreements were approved by shareholders of each operational Series of the Trust at a meeting held on August 31, 1993. Under the addenda to the Portfolio Management Agreements, the Manager (and not the Trust) pays each Portfolio Manager a monthly fee based on an annual percentage of average daily net assets of the Series managed by that Portfolio Manager. The second addenda to the Portfolio Management Agreements was approved by the Board of Trustees at a meeting held on March 29, 1995 and by Shareholders at a meeting held on April 28, 1995. The Portfolio Management Agreement with Zweig Advisors Inc. was amended by an addendum dated September 29, 1995, for the pupose of adding the Strategic Equity Series. The addendum to that Portfolio Management Agreement was approved by the Board of directors at a meeting held on September 21, 1995, and was approved by the sole sharehloder of the Series at a meeting held on September 29, 1995. With the exception of the Portfolio Management Agreements for the All-Growth Series, Fully Managed Series and Real Estate Series, each of the Portfolio Management Agreements was last approved by the Board of Trustees of the Trust, including the Trustees who are not parties to the Portfolio Management Agreements or interested persons of such parties, at a meeting held on September 21, 1995. The Portfolio Management Agreements wih Weiss, Peck & Greer Advisers, Inc. for the Fully Managed Series and Chancellor Trust Company for the Real Estate Series terminated on December 31, 1994.

     The Trust, DSI, and Warburg, Pincus Counsellors, Inc. entered into a Portfolio Management Agreement dated as of June 9, 1994 on behalf of the All-Growth Series. The Portfolio Management

Agreement with Warburg, Pincus Counsellors, Inc. was approved by the Board of Trustees at a meeting held on June 9, 1994, and was approved by shareholders of that Series at a meeting held on September 15, 1994.

     The Trust, DSI, and Kayne, Anderson Investment Management, Inc. entered into a Portfolio Management Agreement dated as of October 1, 1993, as amended by an addendum dated April 30, 1995, on behalf of the Rising Dividends Series. The Portfolio Management Agreement with Kayne, Anderson Investment Management, Inc. was approved by the sole shareholder of that Series at a meeting held on September 30, 1993 and was last approved by the Board of Trustees at a meeting held on September 27, 1994. On January 1, 1995, Kayne, Anderson Investment Management, L.P. became Portfolio Manager pursuant to a Substitution Agreement. The addendum to the Portfolio Management Agreement was approved by the Board of Trustees at a meeting held on March 29, 1995 and by shareholders at a meeting held on April 28, 1995.

     The Trust, DSI, and Bankers Trust Company entered into an Addendum dated October 1, 1993 to the Portfolio Management Agreement dated September 30, 1992 on behalf of the Emerging Markets Series. The Portfolio Management Agreement was approved by the sole shareholder of that Series at a meeting held on September 30, 1993 and was last approved by the Board of Trustees at a meeting held on September 27, 1994. The Trust, DSI, and Bankers Trust Company entered into a second Addendum dated October 4, 1994 to the Portfolio Management Agreement on behalf of the Market Manager Series. The Addendum was approved by the Board of Trustees at a meeting held on September 27, 1994, and the Portfolio Management Agreement was approved by the sole shareholder of that Series at a meeting held on November 7, 1994.

     The Trust, DSI, and Eagle Asset Management, Inc. entered into a Portfolio Management Agreement dated as of January 1, 1995 on behalf of the Value Equity Series. The Portfolio Management Agreement with Eagle Asset Management, Inc. was approved by the Board of Trustees at a meeting held on September 27, 1994, and was approved by the sole shareholder of that Series at a meeting held on December 30, 1994.

     The Trust, DSI, and T. Rowe Price Associates, Inc. entered into a Portfolio Management Agreement dated as of January 1, 1995 on behalf of the Fully Managed Series. The Portfolio Management Agreement with T. Rowe Price Associates, Inc. was approved by the Board of Trustees at a meeting held on December 20, 1994, and was approved by the Shareholders of the Series at a meeting held on April 28, 1995.

     The Trust, DSI, and E.I.I. Realty Securities, Inc. entered into a Portfolio Management Agreement dated as of January 1, 1995 on behalf of the Real Estate Series. The Portfolio Management Agreement with E.I.I. Realty Securities, Inc. was approved by the Board of Trustees at a meeting held on December 20, 1994, and was approved by the Shareholders of the Series at a meeting held on April 28, 1995.



     The Trust, DSI, and Fred Alger Management, Inc. entered into a Portfolio Management Agreement dated as of January 1, 1996 on behalf of the Small Cap Series. The Portfolio Management Agreement with Fred Alger Management, Inc. was approved by the Board of Trustees at a meeting held on December 5, 1995, and was approved by the sole shareholders of the Series at a meeting held on December__, 1995.

     Prior to September 30, 1992, the Portfolio Managers served as portfolio managers to the operational Series pursuant to portfolio management agreements that were effective prior to that date. The fees payable to the Portfolio Managers for advisory services to certain of Series under the prior portfolio management agreements in effect until September 30, 1992 varied from the fees provided in the current Portfolio Management Agreements. The prior portfolio management agreements have been deemed by the Trust to have terminated upon the acquisition of DSI by BT Variable, Inc.

     As discussed in the section entitled "The Manager" in the Prospectus, prior to October 1, 1993, the Trust bore the expenses of portfolio management fees. Pursuant to the addenda to the Portfolio Management Agreements, the Manager (and not the Trust) pays each Portfolio Manager for its services a monthly fee at annual rates which are expressed as percentages of the average daily net assets of each Series. For the fiscal year ended December 31, 1994, the Manager (and not the Trust) paid the Portfolio Managers the following amounts: Zweig Advisors Inc. -- $1,656,915 for the Multiple Allocation Series; Weiss, Peck & Greer Advisers, Inc. -- $734,134 for the Fully Managed Series; Bankers Trust Company -- $198,421 for the Limited Maturity Bond Series, $445,183 for the Emerging Markets Series, and $81,751 for the Liquid Asset Series; Van Eck Associates Corp. -- $158,413 for the Natural Resources Series; Chancellor Trust Company -- $250,164 for the Real Estate Series and $546,256 for the Capital Appreciation Series; Kayne, Anderson Investment Management, Inc. -- $195,541 for the Rising Dividends Series. For the fiscal period from November 14, 1994 (commencement of operations) to December 31, 1994, the Manager (and not the Trust) paid Bankers Trust Company $0 for the Market Manager Series. The Manager paid J.M. Hartwell
& Company, Inc. $160,575 for the All-Growth Series for the period of January 1, 1994 through June 30, 1994, and Warburg, Pincus Counsellors, Inc. $165,317 for the All-Growth Series for the period of July 1, 1994 to December 31, 1994. For the period of October 1, 1993 through December 31, 1993, the Manager (and not the Trust) paid the Portfolio Managers the following amounts: Zweig Advisors Inc. -- $384,642 for the Multiple Allocation Series; Weiss, Peck & Greer Advisers, Inc. -- $154,673 for the Fully Managed Series; Bankers Trust Company -- $45,813 for the Limited Maturity Bond Series; Van Eck Associates Corporation -- $23,884 for the Natural Resources Series; Chancellor Trust Company -- $43,234 for the Real Estate Series; J.M. Hartwell & Company, Inc. -- $73,414 for the All-Growth Series; Chancellor Trust Company -- $122,727 for the Capital Appreciation Series; and Bankers Trust Company -- $8,822 for the Liquid Asset Series. For the period of October 4, 1993 (commencement of operations) through December 31, 1993, the Manager (and not the Trust) paid the Portfolio Managers of the Rising Dividends Series and Emerging Markets Series, pursuant to the Portfolio Management Agreements, the following amounts: Kayne, Anderson Investment Management, Inc. -- $7,582 for the Rising Dividends Series and Bankers Trust Company -- $17,117 for the Emerging Markets Series. Prior to October 1, 1993, pursuant to the Portfolio Management Agreements or the prior portfolio management agreements, the Trust (and not the Manager) paid each Portfolio Manager for its services. Fees paid to the Portfolio Managers for the period of January 1, 1993 through September 30, 1993 were as follows:
Zweig Advisors Inc. -- $749,534 for the Multiple Allocation Series; Weiss,
Peck & Greer Advisers, Inc. -- $289,704 for the Fully Managed Series; Bankers Trust Company -- $108,259 for the Limited Maturity Bond Series; Van Eck Associates Corporation -- $31,701 for the Natural Resources Series; Chancellor Trust Company -- $61,138 for the Real Estate Series; J.M. Hartwell & Company, Inc. -- $141,676 for the All-Growth Series; Chancellor Trust Company -- $210,811 for the Capital Appreciation Series; and Bankers Trust Company -- $26,178 for the Liquid Asset Series. Fees paid to the Portfolio Managers for the year ended December 31, 1992 were as follows: Zweig Advisors Inc. -- $396,964 for the Multiple Allocation Series; Weiss, Peck & Greer Advisers, Inc. -- $86,870 for the Fully Managed Series;

Chancellor Capital Management, Inc. (the predecessor to Chancellor Trust Company) -- $6,796 for the Real Estate Series; Van Eck Associates Corporation -- $14,459 for the Natural Resources Series; and J.M. Hartwell & Company, Inc. -- $75,407 for the All-Growth Series. Fees paid to Neuberger & Berman Management Incorporated for the period January 1, 1992 to April 30, 1992 were $30,370 for the Limited Maturity Bond Series and $16,174 for the Liquid Asset Series. Fees paid to Bankers Trust Company for the period May 1, 1992 to December 31, 1992 were $41,215 for the Limited Maturity Bond Series and $17,391 for the Liquid Asset Series. Fees paid to Chancellor Capital Management, Inc. (the predecessor to Chancellor Trust Company) for the period May 4, 1992 (commencement of operations) to December 31, 1992 were $10,535 for the Capital Appreciation Series.

DISTRIBUTION OF TRUST SHARES

     Directed Services, Inc. ("DSI") serves as the Series' Distributor. DSI is not obligated to sell a specific amount of the Series' shares. DSI bears all expenses of providing distribution services including the costs of sales presentations, mailings, advertising, and any other marketing efforts by DSI in connection with the distribution or sale of the shares.

PURCHASES AND REDEMPTIONS

     For information on purchase and redemption of shares, see "Purchase of Shares" and "Redemption of Shares" in the Prospectuses. The Trust may suspend the right of redemption of shares of any Series and may postpone payment beyond seven days for any period: (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closing or during which trading on the New York Stock Exchange is restricted; (ii) when the Securities and Exchange Commission determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) as the Securities and Exchange Commission may by order permit for the protection of the security holders of the Trust; or (iv) at any other time when the Trust may, under applicable laws and regulations, suspend payment on the redemption of its shares. If the Board of Trustees should determine that it would be detrimental to the best interests of the remaining shareholders of a Series to make payment wholly or partly in cash, the Series may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Series, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

INVESTMENT DECISIONS

     Investment decisions for each Series are made by the Portfolio Manager of each Series. Each Portfolio Manager has investment advisory clients other than the Series. A particular security may be bought or sold by a Portfolio Manager for certain clients even though it could have been bought or sold for other clients at the same time. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, allocated between such clients in a manner deemed fair and reasonable by the Portfolio Manager. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Portfolio Manager, and the results of such allocations, are subject to periodic review by the Trust's Manager and Board of Trustees. There may
                                       33
be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

BROKERAGE AND RESEARCH SERVICES

     The Portfolio Manager for a Series places all orders for the purchase and sale of portfolio securities, options, and futures contracts for a Series through a substantial number of brokers and dealers or futures commission merchants. In executing transactions, the Portfolio Manager will attempt to obtain the best execution for a Series taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. In transactions on stock exchanges in the United States, payments of brokerage commissions are negotiated. In effecting purchases and sales of portfolio securities in transactions on United States stock exchanges for the account of the Trust, the Portfolio Manager may pay higher commission rates than the lowest available when the Portfolio Manager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as described below. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the Portfolio Manager may be unable to negotiate commission rates for these transactions. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price includes an undisclosed commission or markup.

     There is generally no stated commission in the case of fixed-income securities, which are generally traded in the over-the-counter markets, but the price paid by the Series usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Series includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Series of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction.

     It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Portfolio Manager for a Series may receive research services from many broker-dealers with which the Portfolio Manager places the Series' portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to the Portfolio Manager and its affiliates in advising its various clients (including the Series), although not all of these services are necessarily useful and of value in managing a Series. The advisory fee paid by the Series to the Portfolio Manager is not reduced because the Portfolio Manager and its affiliates receive such services.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Portfolio Manager may cause a Series to pay a broker-dealer, which provides "brokerage and research services" (as defined in the Act) to the Portfolio Manager, a disclosed commission for effecting a securities transaction for the Series in excess of the commission which another broker-dealer would have charged for effecting that transaction.

     A Portfolio Manager may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Portfolio Manager where, in the judgment of the Portfolio Manager, such firm will be able to obtain a price and execution at least as favorable as other qualified brokers.

     Pursuant to rules of the Securities and Exchange Commission, a broker-dealer that is an affiliate of the Manager or a Portfolio Manager or, if it is also a broker-dealer, the Portfolio Manager may receive and retain compensation for effecting portfolio transactions for a Series on a national securities exchange of which the broker-dealer is a member if the transaction is "executed" on the floor of the exchange by another broker which is not an "associated person" of the affiliated broker-dealer or Portfolio Manager, and if there is in effect a written contract between the Portfolio Manager and the Trust expressly permitting the affiliated broker-dealer or Portfolio Manager to receive and retain such compensation. The Portfolio Management Agreements provide that each Portfolio Manager may retain compensation on transactions effected for a Series in accordance with the terms of these rules. The Fully Managed Series and Rising Dividends Series currently intend to use a broker-dealer that is an affiliate of the Portfolio Manager.

     Securities and Exchange Commission rules further require that commissions paid to such an affiliated broker-dealer or Portfolio Manager by a Series on exchange transactions not exceed "usual and customary brokerage commissions." The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Board of Trustees has adopted procedures for evaluating the reasonableness of commissions paid to broker-dealers that are affiliated with Portfolio Managers or to Portfolio Managers that are broker-dealers and will review these procedures periodically. BT Brokerage Corporation, Watermark Securities, Inc., Zweig Securities Corp., KA Associates, Inc., Counsellors Securities Inc., Raymond James & Associates,
Inc., and Fred Alger & Company, Incorporated are registered broker-dealers, and each is an affiliate of a Portfolio Manager. Certain affiliates of Robert Fleming Holdings Limited and Jardine Fleming Group Limited are broker-dealers affiliated with T. Rowe Price Associates, Inc. Any of the above firms may retain compensation on transactions effected for a Series in accordance with these rules and procedures.

     During the fiscal year ended December 31, 1994, the Multiple Allocation Series, Fully Managed Series, Natural Resources Series, Real Estate Series, All-Growth Series, Capital Appreciation Series, Rising Dividends Series, Emerging Markets Series, and Market Manager Series paid brokerage commissions of $301,480, $157,580, $69,954, $69,376, $260,691, $183,029, $106,828, $589,210,
and $975, respectively. During the fiscal year ended December 31, 1993, the Multiple Allocation Series, Fully Managed Series, Natural Resources Series, Real Estate Series, All-Growth Series, and Capital Appreciation Series paid brokerage commissions of $265,151, $119,201, $42,006, $54,079, $30,669, and $157,757,
respectively. During the fiscal period from October 4, 1993 (commencement of operations) to December 31, 1993, the Rising Dividends Series and Emerging Markets Series paid brokerage commissions of $29,028 and $77,618, respectively. The Fully Managed Series paid brokerage commissions of $68,311 (57.3% of its total brokerage commissions) to Weiss, Peck & Greer Advisers, Inc. The Multiple Allocation Series paid brokerage commissions of $49,242 (18.6% of its total brokerage commissions) to

Watermark Securities, Inc. The Rising Dividends Series paid brokerage commissions of $20,641 (71.1% of its total brokerage commissions) to KA Associates, Inc. During the fiscal year ended December 31, 1992, the Multiple Allocation Series, Fully Managed Series, Natural Resources Series, Real Estate Series, All-Growth Series, and Capital Appreciation Series paid brokerage commissions of $97,955, $36,607, $1,948, $4,157, $6,000, and $20,494,
respectively. The Fully Managed Series paid brokerage commissions of $33,597 (92% of its total brokerage commissions) to Weiss, Peck & Greer Advisers, Inc. The Multiple Allocation Series paid brokerage commissions of $8,977 (9% of its total brokerage commissions) to Watermark Securities, Inc.

                                 NET ASSET VALUE

     As indicated under "Net Asset Value" in the Prospectuses, the Series' net asset value per share for the purpose of pricing purchase and redemption orders is determined at or about 4:00 P.M., New York City time, on each day the New York Stock Exchange is open for trading, exclusive of federal holidays.

     The Liquid Asset Series' portfolio securities are valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Series would receive if it sold the instrument. During such periods the yield to investors in the Series may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities.

     The Securities and Exchange Commission's regulations require the Liquid Asset Series to adhere to certain conditions. The Trustees, as part of their responsibility within the overall duty of care owed to the shareholders, are required to establish procedures reasonably designed, taking into account current market conditions and the Series' investment objectives, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share. The Trustees' procedures include a requirement to periodically monitor, as appropriate and at such intervals as are reasonable in light of current market conditions, the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two. The Trustees will take such steps as they consider appropriate (e.g., selling securities to shorten the average portfolio maturity) to minimize any material dilution or other unfair results which might arise from differences between the two. The Series also is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, to limit its investments to instruments having remaining maturities of 13 months or less (except securities held subject to repurchase agreements having 13 months or less to maturity) and to invest only in securities determined by the Portfolio Manager under procedures established by the Board of Trustees to be of high quality with minimal credit risks.

                             PERFORMANCE INFORMATION

     The Trust may, from time to time, include the current yield and effective yield of its Liquid Asset Series, the yield of the remaining Series, and the total return of all Series in advertisements or sales literature. In the case of Variable Contracts, performance information for the Series will not be advertised or included in sales literature unless accompanied by comparable performance information for a separate account to which the Series offer their shares.

     Current yield for Liquid Asset Series will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular seven-day period, less a pro-rata share of Series expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Liquid Asset Series assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

          Effective Yield = [ ( (Base Period Return) + 1 )(365/7)] - 1

     Quotations of yield for the remaining Series will be based on all investment income per share earned during a particular 30-day period (including dividends and interest and calculated in accordance with a standardized yield formula adopted by the Securities and Exchange Commission), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                      YIELD  =  2 [ (a - b  +  1 )(6) - 1 ]
                                     -----
                                       cd
     where,
          a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

     Quotations of average annual total return for a Series will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Series over certain periods that will include periods of one, five, and ten years (or, if less, up to the life of the Series), calculated pursuant to the following formula: P (1 + T)(n) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of Series expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

     For the period of January 3, 1989 (inception of the Trust) to December 31, 1994 and for the five- and one-year periods ended December 31, 1994, the average annual total return for each Series was as follows: 7.46%, 7.06%, and -1.18% for the Multiple Allocation Series; 5.51%, 5.76%, and -7.27% for the Fully Managed Series; 6.45%, 5.72%, and -1.19% for the Limited Maturity Bond Series; 3.91%, 3.21%, and -10.77% for the All-Growth Series; 6.95%, 8.57%, and 6.34% for the Real Estate Series; 6.93%, 4.58%, and 2.53% for the Natural Resources Series;

and 5.31%, 4.56%, and 3.89% for the Liquid Asset Series. For the period of May 4, 1992 (inception of the Capital Appreciation Series) to December 31, 1994 and the one-year period ended December 31, 1994, the average total return for the Capital Appreciation Series was 6.46% and -1.59%. For the period of October 1, 1993 (inception of the Rising Dividends and Emerging Markets Series) to December 31, 1994 and the one-year period ended December 31, 1994, the average total return for the Rising Dividends Series was 3.02% and 0.59% and the average annual total return for the Emerging Markets Series was 4.43% and -15.18%. For the period of November 14, 1994 (inception of the Market Manager Series) to December 31, 1994, the average total return for the Market Manager Series was 0.44%.

     Performance information for a Series may be compared, in advertisements, sales literature, and reports to shareholders to: (i) the Standard & Poor's 500 Stock Index ("S & P 500"), the Dow Jones Industrial Average ("DJIA"), the Lehman Brothers Government Bond Index, the Donoghue Money Market Institutional Averages, the Lehman Brothers Government Corporate Index, the Salomon High Yield Index, or other indices that measure performance of a pertinent group of securities, (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Series. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

     Reports and promotional literature may also contain other information including (i) the ranking of any Series derived from rankings of mutual funds or other investment products tracked by Lipper Analytical Services, Inc. or by other rating services, companies, publications, or other persons who rank mutual funds or other investment products on overall performance or other criteria, and
(ii) the effect of tax deferred compounding on a Series' investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Series (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis.

     In addition, reports and promotional literature may contain information concerning the Manager, the Portfolio Managers, or affiliates of the Trust, the Manager, or the Portfolio Managers, including (i) performance rankings of other mutual funds managed by a Portfolio Manager, or the individuals employed by a Portfolio Manager who exercise responsibility for the day-to-day management of a Series, including rankings of mutual funds published by Morningstar, Inc., Value Line Mutual Fund Survey, or other rating services, companies, publications, or other persons who rank mutual funds or other investment products on overall performance or other criteria; (ii) lists of clients, the number of clients, or assets under management; and (iii) information regarding services rendered by the Manager to the Trust, including information related to the selection and monitoring of the Portfolio Managers. Reports and promotional literature may also contain a description of the type of investor for whom it could be suggested that a Series is intended, based upon each Series' investment objectives.

     In the case of Variable Contracts, quotations of yield or total return for a Series will not take into account charges and deductions against any Separate Accounts to which the Series shares are sold or charges and deductions against the life insurance policies or annuity contracts issued by Golden American, although comparable performance information for the Separate Account will take such charges into account. Performance information for any Series reflects only the performance of a hypothetical investment in the Series during the particular time period on which the calculations are based. Performance information should be considered in light of the Series' investment objective or objectives and investment policies, the characteristics and quality of the portfolios, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

                                    TAXATION

     The following discussion summarizes certain U.S. federal tax considerations incident to an investment in a Series.

     Each Series intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

     To qualify as a regulated investment company, each Series generally must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies (to satisfy this requirement, it is intended that the Series investing in gold and other commodities will be managed so that the gross income derived from its investments in gold and other commodities and future contracts on gold and other commodities, when combined with any other gross income of the Series which is not derived from qualifying sources, will not exceed 10% of the Series' gross income during any fiscal year); (ii) derive in each taxable year less than 30% of its gross income from the sale or other disposition of certain assets held less than three months (namely (a) stock or securities, (b) options, futures, and forward contracts (other than those on foreign currencies), and (c) foreign currencies (including options, futures, and forward contracts on such currencies) not directly related to a Series' principal business of investing in stocks or securities (or options and futures with respect to stocks and securities)); (iii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Series' assets is represented by cash, cash items, U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Series' total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers which the Series controls (as that term is defined in the relevant provisions of the Code) and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses; and (iv) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of any net long-term capital losses) each taxable year.

     A Series qualifying as a regulated investment company generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the net short-term capital losses), if any, that it distributes to shareholders. Each Series intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains.

    Generally, regulated investment companies, like the Series, must distribute amounts on a timely basis in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. Generally, to avoid the tax, a regulated investment company must distribute during each calendar year, an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of the calendar year, and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Series intends to make its distributions in accordance with the calendar year distribution requirement. A distribution is treated as paid on December 31 of the calendar year if it is declared by a Series in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Series during January of the following calendar year. Such distributions are taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. The excise tax provisions described above do not apply to a regulated investment company, like a Series, all of whose shareholders at all times during the calendar year are (i) segregated asset accounts of life insurance companies where the shares are held in connection with variable contracts or (ii) tax-exempt retirement trusts described in Code
Section 401(a). (For this purpose, any shares of a Series attributable to an investment in the Series not exceeding $250,000 made in connection with the organization of the Series shall not be taken into account.) Accordingly, if this condition regarding the ownership of shares of a Series is met, the excise tax will be inapplicable to that Series.

     Some of the Series may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitutes investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which a Series held the PFIC stock. A Series itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to a Series' holding period in prior taxable years (an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though a Series distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

     A Series may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Series generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market a Series' PFIC stock at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Series level under the PFIC rules would be eliminated, but a Series could, in limited circumstances, incur nondeductible interest charges. A Series' intention to qualify annually as a regulated investment company may limit a Series' elections with respect to PFIC stock.

     Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject a Series itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

     Certain options, futures contracts, and forward contracts in which a Series may invest are "Section 1256 contracts." Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain
Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a Series at the end of each taxable year (and at certain other times as prescribed pursuant to the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

     Generally, the hedging transactions undertaken by a Series may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Series. In addition, losses realized by a Series on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Series of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by a Series which is taxed as ordinary income when distributed to shareholders.

     A Series may make one or more of the elections available under the Code which are applicable to straddles. If a Series makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

     Income received by a Series from sources within a foreign country may be subject to withholding and other taxes imposed by that country. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Series of the Trust accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that Series actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Series' investment company taxable income to be distributed to its shareholders as ordinary income.

     To comply with regulations under Section 817(h) of the Code, each Series of the Trust generally will be required to diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For additional information on the application of the asset diversification requirements under Code Section 817(h), and the asset diversification requirements applicable to regulated investment companies, potential investors in the Market Manager Series should see "Federal Income Tax Status" in the Market Manager Series' Prospectus.

     Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated for purposes of Section 817(h) as issued by separate issuers.

     In connection with the issuance of the diversification regulations, the Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a variable contract owner's control of the investments of a separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the variable contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. Among the areas in which Treasury has indicated informally that it is concerned that there may be too much contract owner control is where a mutual fund (or series) underlying a separate account invests solely in securities issued by companies in a specific industry.

     These future rules and regulations proscribing investment control may adversely affect the ability of certain Series of the Trust to operate as described in this Prospectus. There is, however, no certainty as to what standards, if any, Treasury will ultimately adopt.

     In the event that unfavorable rules, regulations or positions are adopted, there can be no assurance that the Series will be able to operate as currently described in the Prospectus, or that a Series will not have to change its investment objective or objectives, investment policies, or investment restrictions. While a Series' investment objective is fundamental and may be changed only by a vote of a majority of its outstanding shares, the Trustees have reserved the right to modify the investment policies of a Series as necessary to prevent any such prospective rules, regulations and positions from causing the Variable Contract Owners to be considered the owners of the assets underlying the Separate Accounts.

     The requirements applicable to a Series' qualification as a regulated investment company and its compliance with the diversification test under Code
Section 817(h) may limit the extent to which a Series will be able to engage in transactions in options, futures contracts or forward contracts, investments in precious metals, and in short sales.

     Debt securities purchased by the Series (such as zero coupon bonds) may be treated for U.S. Federal income tax purposes as having original issue discount. Original issue discount is treated as interest for Federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity over the issue price. Original issue discount, whether or not cash payments actually are received by the Series, is treated for Federal income tax purposes as income earned by the Series, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount included in the income of the Series each year is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest.

     In addition, debt securities may be purchased by the Series at a discount which exceeds the original issue discount remaining on the securities, if any, at the time the Series purchased the securities. This additional discount represents market discount for income tax purposes. Treatment of market discount varies depending upon the maturity of the debt security. Generally, in the case of any debt security having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as ordinary income to the extent it does not exceed the accrued market discount on the security (unless the Series elects for all its debt securities having a fixed maturity date of more than one year from the date of issue to include market discount in income in tax years to which it is attributable). Generally, market discount accrues on a daily basis. For any debt security having a fixed maturity date of not more than one year from the date of issue, special rules apply which may require in some circumstances the ratable inclusion of income attributable to discount at which the bond was acquired as calculated under the Code. The Series may be required to capitalize, rather than deduct currently, part or all of any net direct interest expense on indebtedness incurred or continued to purchase or carry any debt security having market discount (unless the Series makes the election to include market discount currently).

DISTRIBUTIONS

     Distributions of investment company taxable income (which includes among other items, interest, dividends, and net realized short-term capital gains in excess of net realized long-term capital losses) and of net realized capital gains, whether received in cash or additional shares are includable in the gross income of the shareholder. Distributions of investment company taxable income are treated as ordinary income for tax purposes. Net capital gains designated as capital gains dividends by a Series will, to the extent distributed, be treated as long-term capital gains regardless of the length of time a shareholder may have held the shares. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Series in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Series during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which they are declared, rather than the calendar year in which they are received. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under the applicable tax exemption.

OTHER TAXES

     Distributions may also be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Series. Depending upon the nature and extent of a Series' contacts with a state or local jurisdiction, the Series may be subject to the tax laws of such jurisdiction if it is regarded under applicable law as doing business in, or as having income derived from, the jurisdiction.

                                OTHER INFORMATION

CAPITALIZATION


     The Trust is a Massachusetts business trust established under an Agreement and Declaration of Trust dated August 3, 1988 and currently consists of twenty-six Series. The fourteen Series that are discussed in this Statement of Additional Information and accompanying prospectuses and a Series that is described in an additional prospectus and statement of additional information are operational. The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional Series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional Series will not alter the rights of the Trust's shareholders, the Separate Accounts. When issued in accordance with the terms of the Agreement and Declaration of Trust, shares are fully paid, redeemable, freely transferable, and non-assessable by the Trust. Shares do not have preemptive rights or subscription rights. In liquidation of a Series of the Trust, each shareholder is entitled to receive his or her pro rata share of the net assets of that Series.

     On January 31, 1992, the name of the Trust was changed to The GCG Trust. Prior to that change, the name of the Trust was The Specialty Managers Trust.

VOTING RIGHTS

     Shareholders of the Series are given certain voting rights. Each share of each Series will be given one vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for variable insurance products.

     Massachusetts business trust law does not require the Trust to hold annual shareholder meetings, although special meetings may be called for a specific Series, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies, or approving a contract for investment advisory services. The Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Agreement and Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares or other voting interests of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trust's shares do not have cumulative voting rights. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee, if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. The Trust is required to assist in shareholders' communications.

CUSTODIAN AND OTHER SERVICE PROVIDERS

     The Custodian for the Series is Bankers Trust Company, 280 Park Avenue, New York, New York 10017. The Shareholders Services Group, Inc., One Exchange Place, 4th Floor, Boston, MA 02109, provides administrative and portfolio accounting services for all Series.

INDEPENDENT AUDITORS

     Ernst & Young LLP, 787 Seventh Avenue, New York, NY 10019, serves as independent auditors for the Trust.

COUNSEL

     Dechert Price & Rhoads, 1500 K Street, N.W., Washington, D.C. 20005, has passed upon certain legal matters in connection with the shares offered by the Trust and acts as outside counsel to the Trust.

REGISTRATION STATEMENT

     This Statement of Additional Information and the Prospectuses do not contain all the information included in the Trust's Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The Registration Statement, including the exhibits filed therewith, may be examined at the offices of the Securities and Exchange Commission in Washington, D.C.

     Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                 FINANCIAL STATEMENTS


     The audited financial statements for the Series dated as of December 31, 1994, including notes thereto, are incorporated by reference in this Statement of Additional Information from the Trust's Annual Report dated as of December 31, 1994. Unaudited financial statements for the Series for the six-month period ended June 30, 1995, including notes thereto, are incorporated by reference in this Statement of Additional Information from the Trust's Semi-Annual Report dated as of June 30, 1995.

APPENDIX 1:  DESCRIPTION OF BOND RATINGS


Excerpts from Moody's Investors Service, Inc.'s ("Moody's") description of its bond ratings:

     Aaa - judged to be the best quality; they carry the smallest degree of investment risk. Aa - judged to be of high quality by all standards; together with the Aaa group, they comprise what are generally known as high grade bonds. A - possess many favorable investment attributes and are to be considered as "upper medium grade obligations." Baa - considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Ba - judged to have speculative elements; their future cannot be considered as well assured. B - generally lack characteristics of the desirable investment. Caa - are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca - speculative in a high degree; often in default. C - lowest rate class of bonds; regarded as having extremely poor prospects.

     Moody's also applies numerical indicators 1, 2, and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

     Excerpts from Standard & Poor's Corporation's ("S&P") description of its bond ratings:

     AAA - highest grade obligations; capacity to pay interest and repay principal is extremely strong. AA - also qualify as high grade obligations; a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree. A - regarded as upper medium grade; they have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. BBB - regarded as having an adequate capacity to pay interest and repay principal; whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity than in higher rated categories - this group is the lowest which qualifies for commercial bank investment. BB, B, CCC, CC, C- predominately speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation: BB indicates the lowest degree of speculation and C the highest.

     S&P applies indicators "+", no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

                                     PART C

                            PART C. OTHER INFORMATION

Item 24.  FINANCIAL STATEMENTS AND EXHIBITS.

          (a)  Financial Statements

               (1) Part A of the GCG Trust (Multiple Allocation Series, Fully Managed Series, Limited Maturity Bond Series, Natural Resources Series, Real Estate Series, All-Growth Series, Capital Appreciation Series, Rising Dividends Series, Emerging Markets Series, Value Equity Series, Strategic Equity Series, Small Cap Series, and Liquid Asset Series):

                         Financial Highlights
                         (Not applicable for the Strategic Equity Series, which commenced operations October 1, 1995, and the Small Cap Series, which has not yet commenced operations)

                    Part A for Market Manager Series:

                         Financial Highlights -- Filed in Post-Effective Amendment No. 20 to the Registration Statement of The GCG Trust (File No. 33-23512)

                    Part B for The GCG Trust (Multiple Allocation Series, Fully Managed Series, Limited Maturity Bond Series, Natural Resources Series, Real Estate Series, All-Growth Series, Capital Appreciation Series, Rising Dividends Series, Emerging Markets Series, Value Equity Series, Strategic Equity Series, Small Cap Series, and Liquid Asset Series):
                    The audited financial statements (for all series except the Value Equity Series, the Strategic Equity Series and the Small Cap Series) dated as of December 31, 1994 are incorporated by reference from the Trust's Annual Report dated as of December 31, 1994. Unaudited financial statements (for all Series except the Strategic Equity Series and the Small Cap Series) dated as of June 30, 1995 are incorporated by reference from the Trust's Semi-Annual Report dated as of June 30, 1995. The financial statements include the following:

                         Statements of Assets and Liabilities
                         Statements of Operations
                         Statements of Changes in Net Assets
                         Statements of Investments
                         Note to Financial Statements
                         Report of Ernst & Young LLP, Independent Auditors

               (2)  Part A for The Fund For Life Series of The GCG Trust:

                         Financial Highlights -- Filed in Post-Effective Amendment No. 20 to the Registration Statement of The GCG Trust (File No. 33-23512)

                    Part B for The Fund For Life Series of The GCG Trust; The audited financial statements dated as of December 31, 1994 are incorporated by reference from The Fund For Life's Annual Report dated as of December 31, 1994. Unaudited financial statements dated as of June 30, 1995 are incorporated by reference from The Fund For Life's Semi-Annual Report dates as of June 30, 1995. The financial statements include the following:

                         Statement of Net Assets
                         Statement of Operations
                         Statement of Changes in Net Assets
                         Notes to Financial Statements
                         Report of Ernst & Young LLP, Independent Auditors -- Filed in Post-Effective Amendment No. 20 to the Registration Statement of The GCG Trust (File No. 33-23512)

          (b) Exhibits (the number of each exhibit relates to the exhibit designation in Form N-1A)

               (1)  Restated Agreement and Declaration of Trust(1)

               (2)  By-laws(2)

               (3)  Not Applicable

               (4)  Not Applicable

               (5)  (a)  (i)       (A)  Form of Management Agreement (on behalf
                                        of all Series except The Fund For
                                        Life)(1)
                                   (B)  From of Addendum to Management Agreement
                                        (adding the Strategic Equity Series)(1)

                         (ii) Form of Management Agreement (for The Fund For Life)(3)

                    (b)  Portfolio Management Agreements

                         (i)       (A)  Van Eck Associates Corporation(4)
                                   (B) Form of Addendum to Portfolio Management Agreement(5)
                                   (C) Form of Addendum to Portfolio Management Agreement (6)

                         (ii)      T. Rowe Price Associates, Inc.(7)

                         (iii)     (A)  Zweig Advisors Inc.(1)
                                   (B) Form of Addendum to Portfolio Management Agreement(1)
                                   (C) Form of Addendum to Portfolio Management Agreement(1)
                                   (D) Form of Addendum to Portfolio Management Agreement (adding Strategic Equity Series)(1)

                         (iv)      (A)  Chancellor Capital Management, Inc.(4)
                                   (B) Form of Addendum to Portfolio Management Agreement(5)
                                   (C)  Form of Assignment Agreement(4)
                                   (D) Form of Addendum to Portfolio Management Agreement(6)

                         (v)       (A)  Form of Portfolio Management Agreement
                                        among the Trust, Directed Services,
                                        Inc., and Bankers Trust Company(8)
                                   (B)  Form of Addendum to the Portfolio
                                        Management Agreement(5)
                                   (C)  Form of Addendum to the Portfolio
                                        Management Agreement (adding the Market
                                        Manager Series)(9)

                         (vi)      (A)  Form of Portfolio Management Agreement
                                        among the Trust, Directed Services,
                                        Inc., and Kayne, Anderson Investment
                                        Management, Inc.(5)
                                   (B)  Form of Substitution Agreement(6)
                                   (C) Form of Addendum to Portfolio Management Agreement(6)

                         (vii) Portfolio Management Agreement among the Trust, Directed Services, Inc., and Warburg, Pincus Counsellors, Inc.(9)

                         (viii) Form of Portfolio Management Agreement among the Trust, Directed Services, Inc., and Eagle Asset Management, Inc.(10)

                         (ix) Portfolio Management Agreement among the Trust, Directed Services, Inc., and E.I.I. Realty Securities, Inc.(7)

                    (c) Form of Sub-Investment Advisory Agreement between Bankers Trust Company and BT Fund Managers (International) Limited for the Emerging Markets Series(11)

                    (d) Form of Administrative Services Agreement for The Fund For Life(3)

                    (e) Administration and Fund Accounting Agreement among the Trust, Directed Services, Inc., and The Shareholder Services Group, Inc.(6)

               (6)       (i)       Distribution Agreement(10)
                         (ii)      Form of Addendum to the Distribution
                                   Agreement (adding The Fund For Life, Zero
                                   Target 2002 Series, and Capital Appreciation
                                   Series)(3)
                         (iii)     Form of Addendum to the Distribution
                                   Agreement (adding the Market Manager Series and Value Equity Series)(10)
                         (iv)      Form of Addendum to the Distribution
                                   Agreement (adding the Strategic Equity
                                   Series)(1)

               (7)  Not Applicable

               (8)  (a)  (i)       Custodian Agreement(4)
                         (ii)      Form of Addendum to Custodian Agreement(5)
                         (iii)     Form of Addendum to Custodian Agreement
                                   (adding the Market Manager Series and Value
                                   Equity Series)(10)
                         (iv)      Form of Addendum to the Custodian Agreement
                                   (adding the Strategic Equity Series)(1)

               (9)  (a)  (i)       Transfer Agency and Service Agreement(12)
                         (ii)      Form of Addendum to the Transfer Agency and
                                   Service Agreement for The Fund For Life, Zero
                                   Target 2002 Series, and Capital Appreciation
                                   Series(3)

                    (b)  (i)       Form of Organizational Agreement for Golden
                                   American Life Insurance Company(12)
                         (ii)      Assignment Agreement for Organizational
                                   Agreement(13)
                         (iii)     Form of Organizational Agreement for The
                                   Mutual Benefit Life Insurance Company(13)
                         (iv)      Assignment Agreement for Organizational
                                   Agreement(13)
                         (v)       Form of Addendum to Organizational Agreement
                                   (adding Market Manager Series and Value
                                   Equity Series)(10)
                         (vi)      Form of Addendum to the Organizational
                                   Agreement (adding the Strategic Equity
                                   Series)(1)

                    (c)  (i)       Form of Settlement Agreement for Golden
                                   American Life Insurance Company(12)
                         (ii)      Assignment Agreement for Settlement
                                   Agreement(13)
                         (iii)     Form of Settlement Agreement for The Mutual
                                   Benefit Life Insurance Company(13)
                         (iv)      Form of Assignment Agreement for Settlement
                                   Agreement(13)

                    (d)  Indemnification Agreement(13)

                    (e)  (i)       Form of Expense Reimbursement Agreement(13)
                         (ii)      Amendment No. 1 to the Expense Reimbursement
                                   Agreement(4)
                         (iii)     Amendment No. 2 to the Expense Reimbursement
                                   Agreement(4)
                         (iv)      Amendment No. 3 to the Expense Reimbursement
                                   Agreement(4)
                         (v)       Amendment No. 4 to the Expense Reimbursement
                                   Agreement(4)

               (10) Opinion and Consent of Counsel(12)

               (11) Consent of Ernst & Young LLP -- To be provided in a
                    subsequent post-effective amendment to be filed on or prior to the effectiveness of this Post-Effective Amendment No. 23

               (12) Not Applicable

               (13) (a)  Initial Capital Agreement(12)
                    (b)  Form of Initial Capital Agreement for The Fund For
                         Life(4)

               (14) Not Applicable

               (15) Not Applicable

               (16) Schedule showing computation of performance quotations provided in response to Item 22 (unaudited)(7)

               (17) Secretary's Certificate pursuant to Rule 483(b)(10)

               (18) Annual Report dated December 31, 1994

---------------

(1) Incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A of The GCG Trust as filed on September 26, 1995, File No. 33-23512.

(2) Incorporated by reference to the original Registration Statement on Form N-1A of Western Capital Specialty Managers Trust as filed on August 4, 1998, File No. 33-23512.

(3) Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of the Specialty Managers Trust as filed on December 4, 1991, File No. 33-23512.

(4) Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A of The GCG Trust as filed on may 3, 1993, File No. 33-23512.

(5) Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A of The GCG Trust as filed on August 2, 1993, File No. 33-23512.

(6) Incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A of The GCG Trust as filed on April 28, 1995, File No. 33-23512.

(7) Incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A of The GCG Trust as filed on March 2, 1995, File No. 33-23512.

(8) Incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of The GCG Trust as filed on April 30, 1992, File No. 33-23512.

(9) Incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of The GCG Trust as filed on August 5, 1994, File No. 33-23512.

(10) Incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A of The GCG Trust as filed on October 7, 1994, File No. 33-23512.

(11) Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A of The GCG Trust as filed on October 1, 1993, File No. 33-23512.

(12) Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Western Capital Specialty Managers Trust as filed on November 23, 1988, File No. 33-23512.

(11) Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A of The Specialty Managers Trust as filed on April 23, 1991, File No. 33-23512.

Item 25.  PERSONS CONTROLLED BY OR UNDER CONTROL WITH REGISTRANT.

          As the date of this Post-Effective Amendment, a separate account of The Mutual Benefit Life Insurance Company ("MBL"), separate accounts of Hartford Life Insurance Company, separate accounts of Security Equity Life Insurance Company, and Golden American Life Insurance Company and its separate accounts own all of the outstanding shares of Registrant.

          MBL, Hartford Life Insurance Company, Security Equity Life Insurance Company, and Golden American Life Insurance Company are required to vote fund shares in accordance with instructions received from owners of variable life insurance and annuity contracts funded by separate accounts of that company.

Item 26.  NUMBER OF HOLDERS OF SECURITIES.

          As of the date of this Registration Statement, there are 9 shareholders of record of Registrant's shares.

Item 27.  INDEMNIFICATION.

          Reference is made to Article V, Section 5.4 of the Registrant's Agreement and Declaration of Trust, which is incorporated be reference herein.

          Pursuant to Indemnification Agreements between the Trust and each Independent Trustee, the Trust indemnifies each Independent Trustee against any liabilities resulting from the Independent Trustee's serving in such capacity, provided that the Trustee has not engaged in certain disabling conduct.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust's Agreement and Declaration of Trust, its By-laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by directors, officers or controlling persons or the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

                             DIRECTED SERVICES, INC.

          The Manager of all Series of the Trust is Directed Services, Inc. The directors and officers of the Manager have, during the past two fiscal years, had substantial affiliations as follows. Unless otherwise stated, the principal business address of each organization listed is 280 Park Avenue, New York, New York 10017.

        Name             Position With Adviser              Other Affiliations
        ----             ---------------------              ------------------

   John Herron Jr.             Director                Managing Director,
                                                       Bankers Trust Company;
                                                       Director, Golden American
                                                       Life Insurance Company,
                                                       Whitewood Properties
                                                       Corp. and BT Variable,
                                                       Inc.

  Richard A. Martin            Director                Managing Director,
                                                       Bankers Trust Company,
                                                       Director, Whitewood
                                                       Properties Corp., BT
                                                       Variable, Inc., and
                                                       Golden American Life
                                                       Insurance Company.

  Terry L. Kendall      Chief Executive Officer        Managing Director,
                             and Director              Bankers Trust Company;
                                                       President, Director, and
                                                       Chief Executive Officer,
                                                       Golden American Life
                                                       Insurance Company;
                                                       President, Director and
                                                       Chief Executive Officer,
                                                       BT Variable, Inc., 1993
                                                       to present; Director,
                                                       Whitewood Properties
                                                       Corp.; President and
                                                       Chief Executive Officer,
                                                       United Pacific Life
                                                       Insurance Company, 1983
                                                       to 1993.

      Mary Bea                 President               Senior Vice President,
      Wilkinson                                        Golden American Life
                                                       Insurance Company and BT
                                                       Variable, Inc.; formerly,
                                                       Assistant Vice President,
                                                       CIGNA Insurance Companies
                                                       and Vice President and
                                                       Controller, United
                                                       Pacific Life Insurance
                                                       Company.

   Barnett Chernow     Executive Vice President        Executive Vice President,
                                                       Golden American Life
                                                       Insurance Company;
                                                       Executive Vice President,
                                                       BT Variable, Inc.; Senior
                                                       Vice President and Chief
                                                       Financial Officer,
                                                       Reliance Insurance
                                                       Company, August 1977-July
                                                       1993.

 Mitchell R. Katcher   Executive Vice President        Executive Vice President
                                                       of BT Variable, Inc. and
                                                       Golden American Life
                                                       Insurance Company;
                                                       formerly, Consulting
                                                       Actuary, Tillinghast.

    Harvey Hirsch        Senior Vice President         Senior Vice President,
                                                       Golden American Life
                                                       Insurance Company and BT
                                                       Variable, Inc.; formerly,
                                                       Managing Director,
                                                       Bankers Trust Company.

    Myles Tashman        Senior Vice President         Senior Vice President,
                                                       Golden American Life
                                                       Insurance Company and BT
                                                       Variable, Inc.; formerly
                                                       Senior Vice President and
                                                       General Counsel, United
                                                       Pacific Life Insurance
                                                       Company.

 Stephen J. Preston      Senior Vice President         Senior Vice President and
                                                       Chief Actuary, Golden
                                                       American Life Insurance
                                                       Company; Senior Vice
                                                       President, BT Variable,
                                                       Inc.; formerly, Senior
                                                       Vice President and
                                                       Actuary, Mutual of
                                                       American Insurance
                                                       Company and Vice
                                                       President and Actuary,
                                                       United Pacific Life
                                                       Insurance Company.

  David L. Jacobson      Senior Vice President         Senior Vice President,
                                                       Golden American Life
                                                       Insurance Company and BT
                                                       Variable, Inc.; formerly,
                                                       Vice President of United
                                                       Pacific Life Insurance
                                                       Company.

   Mitchell M. Cox        Vice President and           Vice President and
                       Associate General Counsel       Associate General
                                                       Counsel, Golden American
                                                       Life Insurance Company,
                                                       October 1994 to present;
                                                       formerly, Managing
                                                       Director, Paramount
                                                       Capital, Inc. and
                                                       Associate, Skadden Arps
                                                       Slate Meager & Flom.

                               ZWEIG ADVISORS INC.

For information regarding Zweig Advisors Inc., reference is made to Form ADV of Zweig Advisors Inc., SEC File No. 801-27366, which is incorporated by reference.

                         T. ROWE PRICE ASSOCIATES, INC.

For information regarding T. Rowe Associates, Inc., reference is made to Form ADV of T. Rowe Price Associates, Inc., SEC File No. 801-00856, which is incorporated by reference.

                         VAN ECK ASSOCIATES CORPORATION

For information regarding Van Eck Associates Corporation, reference is made to
Item 28 on Form N-1A for Van Eck Funds, Registration No. 2-97596, which is incorporated by reference.

                        WARBURG, PINCUS COUNSELLORS, INC.

For information regarding Warburg, Pincus Counsellors, Inc., reference is made to Form ADV of Warburg, Pincus Counsellors, Inc., SEC File No. 801-7321, which is incorporated by reference.

                   KAYNE, ANDERSON INVESTMENT MANAGEMENT, L.P.

For information regarding Kayne, Anderson Investment Management, L.P., reference is made to Form ADV of Kayne, Anderson Investment Management, L.P., SEC File No. 801-24241, which is incorporated by reference.

                          EAGLE ASSET MANAGEMENT, INC.

For information regarding Eagle Asset Management, Inc., reference is made to Form ADV of Eagle Asset Management, Inc., SEC file No. 801-21343, which is incorporated by reference.

                         E.I.I. REALTY SECURITIES, INC.

Form information regarding E.I.I. Realty Securities, Inc., reference is made to Form ADV of E.I.I. Realty Securities, Inc., SEC File No. 801-44099, which is incorporated herein by reference.

                           FRED ALGER MANAGEMENT, INC.

Form information regarding Fred Alger Management, Inc., reference is made to Form ADV of Fred Alger Management, Inc., SEC File No. 801-6709, which is incorporated by reference.

                            CHANCELLOR TRUST COMPANY

The officers and directors of Chancellor Trust Company have, during the past two years, had affiliations as follows. Unless otherwise stated, the principal business address of each individual listed is 153 East 53rd Street, New York, New York 10022.


        Name             Position With Adviser              Other Affiliations
        ----             ---------------------              ------------------

 Robert G. Wade, Jr.   Chairman of the Board and       Chairman of the Board,
                               Director                Chancellor Capital
                                                       Management, Inc.
                                                       ("Chancellor Capital")

    John Sweeney               Director                Chief Investment Officer,
        USF&G                                          USF&G Corporation
  100 Light Street
   Baltimore, MD
        21202

      Dan Hale                 Director                Executive Vice President,
        USF&G                                          USF&G Corporation
  100 Light Street
   Baltimore, MD
        21202

  Penny Zuckerwise      Chief Operating Officer        Chief Operating Officer
                             and Director              and Director, Chancellor
                                                       Capital

     Warren Shaw          President and Chief          President and Chief
                          Investment Officer           Investment Officer,
                                                       Chancellor Capital

  Jeffrey Trongone      Chief Financial Officer        Chief Financial Officer,
                                                       Chancellor Capital

   Richard Collins         Managing Director           Managing Director,
                                                       Chancellor Capital

     John Ivers          Managing Director and         Managing Director,
                               Director                Chancellor Capital

    Donald Meyer          Vice President and           Vice President,
                               Director                Chancellor Capital

   Margaret Riley         Vice President and           Vice President,
                               Director                Chancellor Capital

    Edward Smith         Managing Director and         Managing Director,
                               Director                Chancellor Capital

   Karen Southard        Managing Director and         Managing Director,
                               Director                Chancellor Capital

   Ted Ujazdowski        Managing Director and         Managing Director,
                               Director                Chancellor Capital


                              BANKERS TRUST COMPANY

     The directors and officers of Bankers Trust Company have during the two past fiscal years, had substantial affiliations as follows. Unless otherwise stated, the principal business address of each individual listed is 280 Park Avenue, New York, New York 10017.

        Name             Position With Adviser              Other Affiliations
        ----             ---------------------              ------------------

  James J. Baechle       Managing Director and         Executive Vice President
    Bankers Trust           General Counsel            and General Counsel of
       Company                                         Bankers Trust New York
 130 Liberty Street                                    Corporation
    New York, NY
        10006

  George B. Beitzel            Director                Retired Senior Vice
    International                                      President and Director,
      Business                                         International Business
      Machines                                         Machines Corporation;
     Corporation                                       Director, Bankers Trust
  Old Orchard Road                                     New York Corporation;
  Armonk, NY 10504                                     Director, Flight Safety
                                                       International, Inc.,
                                                       Phillips Gas Company,
                                                       Phillips Petroleum
                                                       Company, Roadway
                                                       Services, Inc., Rohm and
                                                       Haas Company, TIG
                                                       Holdings, and Harvard
                                                       Business School Board of
                                                       Associates.

Phillip A. Griffiths           Director                Chairman, Institute for
    Institute for                                      Advanced Study; Director,
   Advanced Study                                      Bankers Trust New York
     Olden Lane                                        Corporation.
 Princeton, NJ 08540

  William R. Howell            Director                Chairman of the Board and
     J.C. Penney                                       Chief Executive Officer,
    Company, Inc.                                      J.C. Penney Company, Inc;
   P.O. Box 10001                                      Director, Bankers Trust
  Plano, TX 75301-                                     New York Corporation;
        0001                                           Director, Exxon
                                                       Corporation, Halliburton
                                                       Company, Warner-Lambert
                                                       Company and the National
                                                       Urban League, Inc.

  John M. Huntsmen             Director                Chairman and Chief
  Huntsmen Chemical                                    Executive Officer,
     Corporation                                       Huntsmen Chemical
   2000 Eagle Gate                                     Corporation; Director,
        Tower                                          Bankers Trust New York
 Salt Lake City, UT                                    Corporation; Chairman,
        84111                                          Constar Corporation,
                                                       Huntsman Corporation,
                                                       Huntsman Holdings
                                                       Corporation, Petrostar
                                                       Corporation, and Primary
                                                       Children's Medical Center
                                                       Foundation; President,
                                                       Restar Corporation;
                                                       Director, Campbell Soup
                                                       Company and Chemical
                                                       Manufacturer's
                                                       Association; General
                                                       Partner, Huntsman Group
                                                       Ltd., McLeod Creek
                                                       Partnership and Trustar
                                                       Ltd.; Vice Chairman and
                                                       Director, American
                                                       Plastics Council.

Vernon E. Jordan, Jr.          Director                Senior Partner, Akin,
     Akin, Gump                                        Gump, Strauss, Hauer &
   Strauss, Hauer                                      Feld LLP; Director,
     & Feld, LLP                                       Bankers Trust New York
      1333 New                                         Corporation; Director,
      Hampshire                                        American Express Company,
    Avenue, N.W.                                       Corning Incorporated,
  Washington, D.C.                                     Dow-Jones, Inc., J.C.
        20036                                          Penney Company, Inc., RJR
                                                       Nabisco Inc., Revlon
                                                       Group Incorporated, Ryder
                                                       System, Inc., Sara Lee
                                                       Corporation, Union
                                                       Carbide Corporation, and
                                                       Xerox Corporation.

     Joseph A.           Managing Director and         Executive Vice President
   Manganello, Jr.       Chief Credit Officer          and Chief Credit Officer,
    Bankers Trust                                      Bankers Trust New York
       Company                                         Corporation
 130 Liberty Street
    New York, NY
        10006

   Hamish Maxwell              Director                Chairman of the Executive
    Philip Morris                                      Committee, Philip Morris
     Companies,                                        Companies, Inc.; Director
        Inc.                                           Bankers Trust New York
   100 Park Avenue                                     Corporation; Director,
    New York, NY                                       The News Corporation
        10017                                          Limited.

     Donald F.                 Director                Chairman Emeritus,
     McCullough                                        Collins & Aikman
  Collins & Akiman                                     Corporation; Director,
     Corporation                                       Bankers Trust New York
    210 Madison                                        Corporation; Director,
       Avenue                                          Massachusetts Mutual
    New York, NY                                       Life Insurance Co. and
        10016                                          Melville Corporation.

 N.J. Nicholas, Jr.            Director                Director, Bankers Trust
  745 Fifth Avenue                                     New York Corporation;
    New York, NY                                       Director, Xerox
        10020                                          Corporation; former Co-
                                                       Chief Executive Officer,
                                                       Time Warner Inc.

  Russell E. Palmer            Director                Chairman and Chief
  The Palmer Group                                     Executive Officer, The
      Suite 530                                        Palmer Group; Director,
 3600 Market Street                                    Bankers Trust New York
  Philadelphia, PA                                     Corporation; Director,
        19104                                          Allied-Signal Inc.,
                                                       Contel Cellular, Inc.,
                                                       Federal Home Loan
                                                       Mortgage Corporation, GTE
                                                       Corporation, Goodyear
                                                       Tire & Rubber Company,
                                                       Imasco Limited, The May
                                                       Department Stores Company
                                                       and Safeguard
                                                       Scientifics, Inc.;
                                                       member, advisory board of
                                                       the Controller General of
                                                       the United States.

   Didier Pineau-              Director                Chairman and Chief
     Valencienne                                       Executive Officer of
   Schneider S.A.                                      Schneider S.A.; Director,
      4 Rue de                                         Bankers Trust New York
      Longchamp                                        Corporation; Director,
 75116 Paris, France                                   AXA (France), Banque
                                                       Paribas (France), Cofibel
                                                       (Belgique), Compagnie
                                                       Industrielle de Paris
                                                       (France), Equitable Life
                                                       Assurance Society of
                                                       America, SIAPAP,
                                                       Schneider USA, Sema Group
                                                       PLC (Great Britain),
                                                       Spie-Batignolles, and
                                                       Whirlpool Corp.

Charles S. Sanford,      Chairman of the Board         Chairman of the Board
         Jr.                 and Director              and Director, Bankers
                                                       Trust New York
                                                       Corporation; Director,
                                                       Mobil Corporation and
                                                       J.C. Penney Company, Inc.

  Eugene B. Shanks      President and Director         President and Director,
         Jr.                                           Bankers Trust New York
   Bankers Trust,                                      Corporation.
       Company
 130 Liberty Street
    New York, NY
        10006

   Patricia Carry              Director                Former Vice President,
       Stewart                                         The Edna McConnell Clark
                                                       Foundation; Director,
                                                       Bankers Trust New York
                                                       Corporation; Director,
                                                       Borden, Inc., Continental
                                                       Corp. and Melville
                                                       Corporation.

   George J. Vojta         Director and Vice           Vice Chairman and
                         Chairman of the Board         Director, Bankers Trust
                                                       New York Corporation;
                                                       Director, Northwest
                                                       Airlines, Private Export
                                                       Funding, Corp., and the
                                                       New York State Banking
                                                       Board; partner, New York
                                                       State Partnership.

  Timothy T. Yates         Managing Director           Executive Vice President,
    Bankers Trust       Chief Financial Officer        Chief Financial Officer
       Company              and Controller             and Controller, Bankers
 130 Liberty Street                                    Trust New York
    New York, NY                                       Corporation; Director,
        10006                                          Seaboard Associates, Inc.


Item 29.  PRINCIPAL UNDERWRITERS.

          (a) DIRECTED SERVICES, INC. serves as Distributor of Shares of The GCG Trust. Directed Services, Inc. also serves as principal underwriter to DSI Series Fund, Inc.

          (b)

Name and Principal     Positions/Offices               Positions/Offices
Business Address*      With Underwriter                With Registrant
----------------       ----------------                ---------------

  Terry L. Kendall      Chief Executive Officer        President and Chairman
                             and Director              of the Board

 Mary Bea Wilkinson            President               Treasurer

   Barnett Chernow     Executive Vice President        Vice President

 Mitchell R. Katcher   Executive Vice President        None

    Harvey Hirsch        Senior Vice President         None

    Myles Tashman        Senior Vice President         None

 Stephen J. Preston      Senior Vice President         None

  David L. Jacobson      Senior Vice President         None

   Mitchell M. Cox        Vice President and           Assistant Secretary
                       Associate General Counsel

          (c)     Not Applicable.

-------------------------------------------

* Principal business address for all individuals listed is 280 Park Avenue, New York, New York 10017.


Item 30.  LOCATION OF ACCOUNTS AND RECORDS.

          The Trust intends to maintain its books of account for each Series as required by Section 31(a) of the 1940 Act and rules thereunder at its principal office at 280 Park Avenue, New York, New York 10017.

Item 31.  MANAGEMENT SERVICES.

          There are no management-related service contracts not discussed in Part A or Part B.

Item 32.  UNDERTAKINGS.

          (a)     Not Applicable.

          (b)     Not Applicable.

          (c) Registrant undertakes to furnish to each person to whom a prospectus for The GCG Trust or The Fund For Life is provided a copy of the Trust's or The Fund For Life's latest Annual Report upon request without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 33-23512) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York, on the 16th day of October, 1995.

                                                  THE GCG TRUST
                                                  ----------------------------
                                                  (Registrant)


                                                  ----------------------------
                                                  Terry L. Kendall*
                                                  President
*By:    /s/ Mitchell M. Cox
        --------------------
        Mitchell M. Cox
        as Attorney-in-Fact**

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 33-23512) has been duly signed below by the following persons on behalf of The GCG Trust in the capacity indicated on October 16, 1995.

        SIGNATURE                                      TITLE


        -------------------------                      Chairman of the Board
         Terry L. Kendall*                             and President


        -------------------------                      Trustee
        Robert A. Grayson*


        -------------------------                      Trustee
        M. Novel Young*


        ------------------------                       Trustee
        Roger B. Vincent*


        -------------------------                      Treasurer
        Mary Bea Wilkinson*

*By:    /s/ Mitchell M. Cox
       --------------------
        Mitchell M. Cox
       as Attorney-in-Fact**


---------------------------
** Powers of Attorney are contained in Post-Effective Amendment No. 19 or Post-Effective Amendment No. 20 to the Registration Statement of The GCG Trust (File No. 33-23512).

                                  EXHIBIT LIST


     Exhibit Number:                                   Exhibit Name:
     ---------------                                   -------------

           (18)                                        Annual Report

           (27)                                        Financial Data Schedule

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Board of Trustees
THE GCG TRUST

    We have audited the accompanying statements of assets and liabilities, including the statements of investments, of the Liquid Asset Series, Limited Maturity Bond Series, Natural Resources Series, All-Growth Series, Real Estate Series, Fully Managed Series, Multiple Allocation Series, Capital Appreciation Series, Rising Dividends Series, Emerging Markets Series and Market Manager Series (eleven of the Series comprising The GCG Trust) as of December 31, 1994, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 1992 were audited by other auditors whose report dated February 1, 1993, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of December 31, 1994 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above and audited by us present fairly, in all material respects, the financial position of each of the respective Series constituting The GCG Trust at December 31, 1994, and the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

                                                   /s/ ERNST & YOUNG LLP

New York, New York
February 10, 1995

                                 THE GCG TRUST
                       STATEMENTS OF ASSETS & LIABILITIES
                               DECEMBER 31, 1994

                                                               NATURAL
                           LIQUID ASSET   LIMITED MATURITY    RESOURCES     ALL-GROWTH     REAL ESTATE    FULLY MANAGED
                              SERIES        BOND SERIES        SERIES         SERIES         SERIES           SERIES
                           -------------  ----------------  -------------  -------------  -------------  ----------------
ASSETS
  Investments:
    At identified cost...   $46,579,582     $73,185,589       $29,919,507    $72,519,359    $36,825,239     $105,001,335
                           -------------  ----------------  -------------  -------------  -------------  ----------------
                           -------------  ----------------  -------------  -------------  -------------  ----------------
    At value.............   $46,579,582     $71,588,040(a)    $32,318,724    $71,061,483    $37,020,824     $ 99,298,231
  Cash...................             0          17,845            21,043         31,387         54,979                0
  Receivables:
    Interest and
     dividends...........        46,189         512,884            51,104         16,158        284,332          712,150
    Investments sold.....             0               0           865,971              0         34,160                0
    Shares of beneficial
     interest sold.......             0          95,756           160,273        211,291              0                0
                           -------------  ----------------  -------------  -------------  -------------  ----------------
      Total Assets.......    46,625,771      72,214,525        33,417,115     71,320,319     37,394,295      100,010,381
                           -------------  ----------------  -------------  -------------  -------------  ----------------
LIABILITIES
  Payables:
    To custodian.........       190,194               0                 0              0              0           67,408
    Investments
     purchased...........             0               0           537,610        100,160         33,926                0
    Shares of beneficial
     interest redeemed...       312,841             381                93            610         23,163           86,089
  Accrued expenses.......           763           1,185               891          1,946          1,011            2,737
                           -------------  ----------------  -------------  -------------  -------------  ----------------
      Total Liabilities..       503,798           1,566           538,594        102,716         58,100          156,234
                           -------------  ----------------  -------------  -------------  -------------  ----------------
NET ASSETS...............   $46,121,973     $72,212,959       $32,878,521    $71,217,603    $37,336,195     $ 99,854,147
                           -------------  ----------------  -------------  -------------  -------------  ----------------
                           -------------  ----------------  -------------  -------------  -------------  ----------------
NET ASSETS CONSIST OF:
  Paid-in capital........   $46,122,211     $76,087,099       $30,501,988    $74,096,461    $37,371,578     $106,358,423
  Accumulated net
   realized loss on
   investment and foreign
   currency
   transactions..........          (238)     (2,276,591)                0     (1,420,982)      (230,968)        (801,172)
  Temporary
   overdistribution of
   realized gains........             0               0           (22,684)             0              0                0
  Net unrealized
   appreciation
   (depreciation) of
   investment and foreign
   currency
   transactions..........             0      (1,597,549)        2,399,217     (1,457,876)       195,585       (5,703,104)
                           -------------  ----------------  -------------  -------------  -------------  ----------------
Net Assets, at value.....   $46,121,973     $72,212,959       $32,878,521    $71,217,603    $37,336,195     $ 99,854,147
                           -------------  ----------------  -------------  -------------  -------------  ----------------
                           -------------  ----------------  -------------  -------------  -------------  ----------------
Shares of beneficial
 interest outstanding....    46,122,242       7,235,836         2,369,573      6,006,022      3,306,077        8,535,516
                           -------------  ----------------  -------------  -------------  -------------  ----------------
                           -------------  ----------------  -------------  -------------  -------------  ----------------
Net Asset Value,
 Redemption Price and
 Offering Price Per
 Share...................   $      1.00     $      9.98       $     13.88    $     11.86    $     11.29     $      11.70
                           -------------  ----------------  -------------  -------------  -------------  ----------------
                           -------------  ----------------  -------------  -------------  -------------  ----------------

--------------------------
(a) Includes repurchase agreements amounting to $13,733,833.

                       See notes to financial statements.

                                 THE GCG TRUST
                       STATEMENTS OF ASSETS & LIABILITIES
                               DECEMBER 31, 1994

                                MULTIPLE        CAPITAL         RISING        EMERGING
                               ALLOCATION     APPRECIATION     DIVIDENDS       MARKETS     MARKET MANAGER
                                 SERIES          SERIES         SERIES         SERIES          SERIES       TRUST TOTAL
                             --------------  --------------  -------------  -------------  --------------  --------------
ASSETS
  Investments:
    At identified cost.....    $299,194,869    $88,445,877     $50,514,573    $70,372,767      $2,518,832    $875,077,529
                             --------------  --------------  -------------  -------------  --------------  --------------
                             --------------  --------------  -------------  -------------  --------------  --------------
    At value...............    $296,853,554    $89,795,918     $50,519,476    $60,925,429      $2,518,832    $858,480,093
  Cash.....................          73,323              0          44,306      2,749,398         179,414       3,171,695
  Receivables:
    Interest and
     dividends.............       2,696,753        125,199         132,059         93,885               0       4,670,713
    Investments sold.......               0              0               0        511,244               0       1,411,375
    Shares of beneficial
     interest sold.........               0         46,198          17,950      1,248,104          56,000       1,835,572
                             --------------  --------------  -------------  -------------  --------------  --------------
      Total Assets.........     299,623,630     89,967,315      50,713,791     65,528,060       2,754,246     869,569,448
                             --------------  --------------  -------------  -------------  --------------  --------------
LIABILITIES
  Payables:
    To custodian...........               0      1,074,867               0              0               0       1,332,469
    Investments
     purchased.............               0              0               0         49,766               0         721,462
    Shares of beneficial
     interest redeemed.....         223,346            366             240        245,457               0         892,586
  Accrued expenses.........           8,227          2,434           1,392          8,925               0          29,511
                             --------------  --------------  -------------  -------------  --------------  --------------
      Total Liabilities....         231,573      1,077,667           1,632        304,148               0       2,976,028
                             --------------  --------------  -------------  -------------  --------------  --------------
NET ASSETS.................    $299,392,057    $88,889,648     $50,712,159    $65,223,912      $2,754,246    $866,593,420
                             --------------  --------------  -------------  -------------  --------------  --------------
                             --------------  --------------  -------------  -------------  --------------  --------------
NET ASSETS CONSIST OF:
  Paid-in Capital..........    $309,263,142    $87,879,567     $51,271,121    $74,681,978      $2,754,246    $896,387,814
  Accumulated net realized
   loss on investment and
   foreign currency
   transactions............      (7,510,970)      (339,960)       (563,865)             0               0     (13,144,746)
  Temporary over-
   distribution of realized
   gains...................         (18,800)             0               0        (10,728)              0         (52,212)
  Net unrealized
   appreciation
   (depreciation) of
   investment and foreign
   currency transactions...      (2,341,315)     1,350,041           4,903     (9,447,338)              0     (16,597,436)
                             --------------  --------------  -------------  -------------  --------------  --------------
Net Assets, at value.......    $299,392,057    $88,889,648     $50,712,159    $65,223,912      $2,754,246    $866,593,420
                             --------------  --------------  -------------  -------------  --------------  --------------
                             --------------  --------------  -------------  -------------  --------------  --------------
Shares of beneficial
 interest outstanding......      26,414,658      7,837,978       4,962,344      6,472,923         274,824
                             --------------  --------------  -------------  -------------  --------------
                             --------------  --------------  -------------  -------------  --------------
Net Asset Value, Redemption
 Price and Offering Price
 Per Share.................    $      11.33    $     11.34     $     10.22    $     10.08     $     10.02
                             --------------  --------------  -------------  -------------  --------------
                             --------------  --------------  -------------  -------------  --------------

                       See notes to financial statements.

                                 THE GCG TRUST
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1994

                                               LIQUID      LIMITED      NATURAL                     REAL        FULLY
                                               ASSET      MATURITY     RESOURCES    ALL-GROWTH     ESTATE      MANAGED
                                               SERIES    BOND SERIES    SERIES        SERIES       SERIES       SERIES
                                             ----------  -----------  -----------  ------------  ----------  ------------
INVESTMENT INCOME:
  Dividends (a)............................  $        0  $         0   $ 428,366   $   435,311   $2,088,535  $  1,810,840
  Interest.................................   1,700,908    3,981,400     153,807       865,539      148,328     2,155,077
                                             ----------  -----------  -----------  ------------  ----------  ------------
        Total Investment Income............   1,700,908    3,981,400     582,173     1,300,850    2,236,863     3,965,917
                                             ----------  -----------  -----------  ------------  ----------  ------------
EXPENSES:
  Unified fees.............................     226,289      447,478     292,787       624,518      354,228     1,093,894
  Trustees' fees...........................       1,101        3,047       1,122         2,562        1,327         4,604
  Transfer tax on foreign securities.......           0            0           0             0            0             0
  Other expenses...........................         981          127         305             0          121           318
                                             ----------  -----------  -----------  ------------  ----------  ------------
        Total Expenses.....................     228,371      450,652     294,214       627,080      355,676     1,098,816
                                             ----------  -----------  -----------  ------------  ----------  ------------
NET INVESTMENT INCOME                         1,472,537    3,530,748     287,959       673,770    1,881,187     2,867,101
                                             ----------  -----------  -----------  ------------  ----------  ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENT, OPTION AND FOREIGN CURRENCY
 TRANSACTIONS:
  Net realized gain (loss).................         (15)  (2,276,591)    832,038       786,644     (145,061)     (801,172)
  Net unrealized appreciation
   (depreciation)..........................           0   (2,144,080)   (758,326)   (8,600,804)      59,234   (10,742,758)
                                             ----------  -----------  -----------  ------------  ----------  ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 FROM INVESTMENT, OPTION AND FOREIGN
 CURRENCY TRANSACTIONS.....................         (15)  (4,420,671)     73,712    (7,814,160)     (85,827)  (11,543,930)
                                             ----------  -----------  -----------  ------------  ----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS.................  $1,472,522  $  (889,923)  $ 361,671   $(7,140,390)  $1,795,360  $ (8,676,829)
                                             ----------  -----------  -----------  ------------  ----------  ------------
                                             ----------  -----------  -----------  ------------  ----------  ------------

                       See notes to financial statements.

                                 THE GCG TRUST
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1994

                                         MULTIPLE       CAPITAL        RISING                         MARKET
                                        ALLOCATION    APPRECIATION    DIVIDENDS      EMERGING        MANAGER
                                          SERIES         SERIES        SERIES     MARKETS SERIES    SERIES(d)    TOTAL TRUST
                                       ------------  --------------  -----------  ---------------  ------------  ------------
INVESTMENT INCOME:
  Dividends (a)......................  $    682,891    $ 2,170,002    $ 969,437   $    920,563       $     0     $  9,505,945
  Interest...........................    13,050,316        533,365       88,731        122,711         6,199       22,806,381
                                       ------------  --------------  -----------  ---------------  ------------  ------------
        Total Income.................    13,733,207      2,703,367    1,058,168      1,043,274         6,199       32,312,326
                                       ------------  --------------  -----------  ---------------  ------------  ------------
EXPENSES:
  Unified fees.......................     3,008,912        912,861      367,866        892,888         1,235        8,222,956
  Trustees' fees.....................        12,023          3,748        1,174          2,151             0           32,859
  Transfer tax on foreign
   securities........................             0              0            0        122,362             0          122,362
  Other expenses.....................           251              9            0          9,892        (1,235)(e)       10,769
                                       ------------  --------------  -----------  ---------------  ------------  ------------
        Total Expenses...............     3,021,186        916,618      369,040      1,027,293             0        8,388,946
                                       ------------  --------------  -----------  ---------------  ------------  ------------
NET INVESTMENT INCOME                    10,712,021      1,786,749      689,128         15,981         6,199       23,923,380
                                       ------------  --------------  -----------  ---------------  ------------  ------------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENT, OPTION AND FOREIGN
 CURRENCY TRANSACTIONS:
  Net realized gain (loss)...........    (7,454,742)      (339,960)    (555,934)     2,848,007(b)        316       (7,106,470)
  Net unrealized appreciation
   (depreciation)....................    (6,671,966)    (2,939,449)    (229,418)   (13,548,574)(c)         0      (45,576,141)
                                       ------------  --------------  -----------  ---------------  ------------  ------------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) FROM INVESTMENT, OPTION AND
 FOREIGN CURRENCY TRANSACTIONS.......   (14,126,708)    (3,279,409)    (785,352)   (10,700,567)          316      (52,682,611)
                                       ------------  --------------  -----------  ---------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS...........  $ (3,414,687)   $(1,492,660)   $ (96,224)  $(10,684,586)      $ 6,515     $(28,759,231)
                                       ------------  --------------  -----------  ---------------  ------------  ------------
                                       ------------  --------------  -----------  ---------------  ------------  ------------

------------------------
(a) Net of foreign taxes witheld in the amount of $46,305 for the Natural Resources Series, $10,462 for the All-Growth Series, $2,056 for the Fully Managed Series, $3,969 for the Multiple Allocation Series, $9,967 for the Rising Dividends Series and $52,943 for the Emerging Markets Series.

(b) Includes net realized loss from foreign currency transactions of $25,156 and realized loss from options of $204,348.

(c) Includes  net  unrealized   appreciation  on  translation   of  assets   and
    liabilities denominated in foreign currencies of $8,696.

(d) Commencement of operations, November 14, 1994.

(e) During the period November 14, 1994 through December 31, 1994, all fund operating expenses have been waived.

                       See notes to financial statements.

                                 THE GCG TRUST
                      STATEMENTS OF CHANGES IN NET ASSETS
                     YEARS ENDED DECEMBER 31, 1994 AND 1993


                                                          LIQUID ASSET SERIES           LIMITED MATURITY BOND SERIES
                                                    --------------------------------  --------------------------------
                                                         1994             1993             1994             1993
                                                    ---------------  ---------------  ---------------  ---------------
FROM INVESTMENT ACTIVITIES:
  Net investment income...........................     $  1,472,537     $    401,623     $  3,530,748     $  2,626,470
  Net realized gain (loss) from investment
   transactions...................................              (15)            (223)      (2,276,591)         247,665
  Net unrealized appreciation (depreciation) of
   investments....................................                0                0       (2,144,080)         291,425
                                                    ---------------  ---------------  ---------------  ---------------
    Net increase (decrease) in net assets
     resulting from operations....................        1,472,522          401,400         (889,923)       3,165,560
                                                    ---------------  ---------------  ---------------  ---------------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income...........................        1,472,537          401,623        3,530,748        2,626,470
  Net realized gain on investments................                0              790                0          291,229(a)
                                                    ---------------  ---------------  ---------------  ---------------
    Total dividends to shareholders...............        1,472,537          402,413        3,530,748        2,917,699
                                                    ---------------  ---------------  ---------------  ---------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
  Proceeds from sale of shares....................       71,733,903       25,684,478       25,604,857       39,816,791
  Dividends reinvested............................        1,472,537          402,413        3,530,748        2,917,699
  Cost of shares redeemed.........................      (43,892,926)     (22,483,768)     (24,721,278)     (10,976,209)
                                                    ---------------  ---------------  ---------------  ---------------
    Increase in net assets derived from beneficial
     interest transactions........................       29,313,514        3,603,123        4,414,327       31,758,281
                                                    ---------------  ---------------  ---------------  ---------------
  Net increase (decrease) in net assets...........       29,313,499        3,602,110           (6,344)      32,006,142
NET ASSETS:
  Beginning of year...............................       16,808,474       13,206,364       72,219,303       40,213,161
                                                    ---------------  ---------------  ---------------  ---------------
  End of year.....................................     $ 46,121,973     $ 16,808,474     $ 72,212,959     $ 72,219,303
                                                    ---------------  ---------------  ---------------  ---------------
                                                    ---------------  ---------------  ---------------  ---------------
Shares sold.......................................       71,733,903       25,684,478        2,433,160        3,672,523
Shares issued from reinvestment of dividends......        1,472,537          402,413          353,782          274,803
Shares redeemed...................................      (43,892,926)     (22,483,736)      (2,350,325)      (1,003,192)
                                                    ---------------  ---------------  ---------------  ---------------
NET INCREASE IN SHARES OUTSTANDING................       29,313,514        3,603,155          436,617        2,944,134
                                                    ---------------  ---------------  ---------------  ---------------
                                                    ---------------  ---------------  ---------------  ---------------

                       See notes to financial statements.

                                 THE GCG TRUST
                      STATEMENTS OF CHANGES IN NET ASSETS
                     YEARS ENDED DECEMBER 31, 1994 AND 1993

                                                     NATURAL RESOURCES SERIES           ALL-GROWTH SERIES
                                                  ------------------------------  ------------------------------
                                                       1994            1993            1994            1993
                                                  --------------  --------------  --------------  --------------
FROM INVESTMENT ACTIVITIES:
  Net investment income.........................     $   287,959     $   104,321     $   673,770     $   203,916
  Net realized gain (loss) from investment
   transactions.................................         832,038        (136,553)        786,644      (1,301,678)
  Net unrealized appreciation (depreciation) of
   investments..................................        (758,326)      3,875,337      (8,600,804)      4,435,620
                                                  --------------  --------------  --------------  --------------
    Net increase (decrease) in net assets
     resulting from operations..................         361,671       3,843,105      (7,140,390)      3,337,858
                                                  --------------  --------------  --------------  --------------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income.........................         287,959         104,321         673,770         203,916
  Net realized gain on investments..............         542,470(f)            0               0               0
                                                  --------------  --------------  --------------  --------------
    Total dividends to shareholders.............         830,429         104,321         673,770         203,916
                                                  --------------  --------------  --------------  --------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
  Proceeds from sale of shares..................      18,811,892      18,559,526      27,968,122      34,597,884
  Dividends reinvested..........................         830,429         104,321         673,770         203,916
  Cost of shares redeemed.......................      (7,812,512)     (3,800,936)     (6,100,789)     (5,647,278)
                                                  --------------  --------------  --------------  --------------
    Increase in net assets derived from
     beneficial interest transactions...........      11,829,809      14,862,911      22,541,103      29,154,522
                                                  --------------  --------------  --------------  --------------
  Net increase in net assets....................      11,361,051      18,601,695      14,726,943      32,288,464
NET ASSETS:
  Beginning of year.............................      21,517,470       2,915,775      56,490,660      24,202,196
                                                  --------------  --------------  --------------  --------------
  End of year...................................     $32,878,521     $21,517,470     $71,217,603     $56,490,660
                                                  --------------  --------------  --------------  --------------
                                                  --------------  --------------  --------------  --------------
Shares sold.....................................       1,310,350       1,545,889       2,224,232       2,724,434
Shares issued from reinvestment of dividends....          59,829           7,511          56,810          15,195
Shares redeemed.................................        (550,248)       (316,797)       (484,915)       (445,087)
                                                  --------------  --------------  --------------  --------------
NET INCREASE IN SHARES OUTSTANDING..............         819,931       1,236,603       1,796,127       2,294,542
                                                  --------------  --------------  --------------  --------------
                                                  --------------  --------------  --------------  --------------

                       See notes to financial statements.

                                 THE GCG TRUST
                      STATEMENTS OF CHANGES IN NET ASSETS
                     YEARS ENDED DECEMBER 31, 1994 AND 1993

                                                     REAL ESTATE SERIES               FULLY MANAGED SERIES
                                               ----------------------------  ---------------------------------
                                                    1994           1993            1994             1993
                                               -------------  -------------  ---------------  ----------------
FROM INVESTMENT ACTIVITIES:
  Net investment income......................   $ 1,881,187    $   816,703     $  2,867,101      $  1,571,089
  Net realized gain (loss) from investment
   transactions..............................      (145,061)        83,835         (801,172)        1,688,632
  Net unrealized appreciation (depreciation)
   of investments............................        59,234       (111,595)     (10,742,758)        2,079,059
                                               -------------  -------------  ---------------   ---------------
    Net increase (decrease) in net assets
     resulting from operations...............     1,795,360        788,943       (8,676,829)        5,338,780
                                               -------------  -------------  ---------------   ---------------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income......................     1,881,187        816,703        2,867,101         1,571,089
  Net realized gain on investments...........             0              0                0         1,553,749
                                               -------------  -------------  ---------------   ---------------
    Total dividends to shareholders..........     1,881,187        816,703        2,867,101         3,124,838
                                               -------------  -------------  ---------------   ---------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
  Proceeds from sale of shares...............    16,025,952     27,174,140       15,227,201        68,255,592
  Dividends reinvested.......................     1,881,187        816,703        2,867,101         3,124,838
  Cost of shares redeemed....................    (9,484,770)    (2,702,301)     (15,386,375)       (2,600,505)
                                               -------------  -------------  ---------------   ---------------
    Increase in net assets derived from
     beneficial interest transactions........     8,422,369     25,288,542        2,707,927        68,779,925
                                               -------------  -------------  ---------------   ---------------
  Net increase (decrease) in net assets......     8,336,542     25,260,782       (8,836,003)       70,993,867
NET ASSETS:
  Beginning of year..........................    28,999,653      3,738,871      108,690,150        37,696,283
                                               -------------  -------------  ---------------   ---------------
  End of year................................   $37,336,195    $28,999,653     $ 99,854,147      $108,690,150
                                               -------------  -------------  ---------------   ---------------
                                               -------------  -------------  ---------------   ---------------
Shares sold..................................     1,366,184      2,376,635        1,189,610         5,294,503
Shares issued from reinvestment of
 dividends...................................       166,624         73,050          245,051           240,557
Shares redeemed..............................      (821,566)      (236,060)      (1,267,393)         (198,485)
                                               -------------  -------------  ---------------   ---------------
NET INCREASE IN SHARES OUTSTANDING...........       711,242      2,213,625          167,268         5,336,575
                                               -------------  -------------  ---------------   ---------------
                                               -------------  -------------  ---------------   ---------------

                       See notes to financial statements.

                                 THE GCG TRUST
                      STATEMENTS OF CHANGES IN NET ASSETS
                     YEARS ENDED DECEMBER 31, 1994 AND 1993

                                                    MULTIPLE ALLOCATION SERIES         CAPITAL APPRECIATION SERIES
                                                ----------------------------------   ------------------------------
                                                     1994                1993             1994             1993
                                                ---------------  -----------------   --------------  --------------
FROM INVESTMENT ACTIVITIES:
  Net investment income......................    $ 10,712,021      $  5,199,496       $  1,786,749     $   937,052
  Net realized gain (loss) from investment
   transactions..............................      (7,454,742)       11,791,123           (339,960)        188,432
  Net unrealized appreciation (depreciation)
   of investments............................      (6,671,966)          947,605         (2,939,449)      3,202,992
                                                ---------------  -----------------   --------------    -------------
    Net increase (decrease) in net assets
     resulting from operations...............      (3,414,687)       17,938,224         (1,492,660)      4,328,476
                                                ---------------  -----------------   --------------    -------------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income......................      10,712,021         5,199,496          1,786,749         937,052
  Net realized gain on investments...........               0        11,817,970(b)               0         188,432
                                                ---------------  -----------------   --------------    -------------
    Total dividends to shareholders..........      10,712,021        17,017,466          1,786,749       1,125,484
                                                ---------------  -----------------   --------------    -------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
  Proceeds from sale of shares...............      57,590,822       142,669,679         14,603,866      66,541,963
  Dividends reinvested.......................      10,712,021        17,017,465          1,786,749       1,125,484
  Cost of shares redeemed....................     (29,015,118)       (2,416,469)       (11,440,158)     (2,297,172)
                                                ---------------  -----------------   --------------    -------------
    Increase in net assets derived from
     beneficial interest transactions........      39,287,725       157,270,675          4,950,457      65,370,275
                                                ---------------  -----------------   --------------    -------------
  Net increase in net assets.................      25,161,017       158,191,433          1,671,048      68,573,267
NET ASSETS:
  Beginning of year..........................     274,231,040       116,039,607         87,218,600      18,645,333
                                                ---------------  -----------------   --------------    -------------
  End of year................................    $299,392,057      $274,231,040       $ 88,889,648     $87,218,600
                                                ---------------  -----------------   --------------    -------------
                                                ---------------  -----------------   --------------    -------------
  Shares sold................................       4,887,450        11,670,870          1,245,015       5,827,015
  Shares issued from reinvestment of
   dividends.................................         945,456         1,431,242            157,562          95,704
  Shares redeemed............................      (2,484,836)         (201,628)          (983,898)       (198,503)
                                                ---------------  -----------------   --------------    -------------
NET INCREASE IN SHARES OUTSTANDING...........       3,348,070        12,900,484            418,679       5,724,216
                                                ---------------  -----------------  ---------------    -------------
                                                ---------------  -----------------  ---------------    -------------

                       See notes to financial statements.

                                 THE GCG TRUST
                      STATEMENTS OF CHANGES IN NET ASSETS
                     YEARS ENDED DECEMBER 31, 1994 AND 1993

                                                    RISING DIVIDENDS SERIES          EMERGING MARKETS SERIES
                                                 ------------------------------  -------------------------------
                                                      1994          1993(c)           1994           1993(c)
                                                 --------------  --------------  ---------------  --------------
FROM INVESTMENT ACTIVITIES:
  Net investment income (loss).................   $   689,128     $    19,337     $     15,981     $      (653)
  Net realized gain (loss) from investment
   transactions................................      (555,934)         (7,931)       2,848,007          (4,759)
  Net unrealized appreciation (depreciation) of
   investments.................................      (229,418)        234,321      (13,548,574)      4,101,236
                                                 --------------  --------------  ---------------  --------------
    Net increase (decrease) in net assets
     resulting from operations.................       (96,224)        245,727      (10,684,586)      4,095,824
                                                 --------------  --------------  ---------------  --------------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income........................       689,128          19,337           15,981               0
  Net realized gain on investments.............             0               0        2,858,735(e)            0
                                                 --------------  --------------  ---------------  --------------
    Total dividends to shareholders............       689,128          19,337        2,874,716               0
                                                 --------------  --------------  ---------------  --------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
  Proceeds from sale of shares.................    39,214,457      14,183,832       52,607,595      27,099,555
  Dividends reinvested.........................       689,128          19,337        2,874,716               0
  Cost of shares redeemed......................    (2,835,595)            (38)      (7,879,876)        (14,600)
                                                 --------------  --------------  ---------------  --------------
    Increase in net assets derived from
     beneficial interest transactions..........    37,067,990      14,203,131       47,602,435      27,084,955
                                                 --------------  --------------  ---------------  --------------
  Net increase in net assets...................    36,282,638      14,429,521       34,043,133      31,180,779
NET ASSETS:
  Beginning of year............................    14,429,521               0       31,180,779               0
                                                 --------------  --------------  ---------------  --------------
  End of year..................................   $50,712,159     $14,429,521      $65,223,912     $31,180,779
                                                 --------------  --------------  ---------------  --------------
                                                 --------------  --------------  ---------------  --------------
  Shares sold..................................     3,769,154       1,398,552        4,372,122       2,507,094
  Shares issued from reinvestment of
   dividends...................................        67,429           1,877          285,190               0
  Shares redeemed..............................      (274,665)             (3)        (690,089)         (1,394)
                                                 --------------  --------------  ---------------  --------------
NET INCREASE IN SHARES OUTSTANDING.............     3,561,918       1,400,426        3,967,223       2,505,700
                                                 --------------  --------------  ---------------  --------------
                                                 --------------  --------------  ---------------  --------------

                       See notes to financial statements.

                                 THE GCG TRUST
                      STATEMENTS OF CHANGES IN NET ASSETS
                     YEARS ENDED DECEMBER 31, 1994 AND 1993

                                                                MARKET MANAGER
                                                                    SERIES                TOTAL TRUST
                                                                --------------  ---------------------------------
                                                                    1994(d)         1994              1993
                                                                --------------  ----------------   --------------
FROM INVESTMENT ACTIVITIES:
  Net investment income.......................................     $    6,199      $ 23,923,380     $ 11,879,354
  Net realized gain (loss) from investment transactions.......            316        (7,106,470)      12,548,543
  Net unrealized appreciation (depreciation) of investments...              0       (45,576,141)      19,056,000
                                                                --------------    --------------    -------------
    Net increase (decrease) in net assets resulting from
     operations...............................................          6,515       (28,759,231)      43,483,897
                                                                --------------    --------------    -------------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income.......................................          6,199        23,923,380       11,880,007
  Net realized gain on investments............................            316         3,401,521       13,852,170
                                                                --------------    --------------    -------------
    Total dividends to shareholders...........................          6,515        27,324,901       25,732,177
                                                                --------------    --------------    -------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
  Proceeds from sale of shares................................      2,749,065       342,137,732      464,583,440
  Dividends reinvested........................................          6,515        27,324,901       25,732,176
  Cost of shares redeemed.....................................         (1,334)     (158,570,731)     (52,939,276)
                                                                --------------    --------------    -------------
    Increase in net assets derived from beneficial interest
     transactions.............................................      2,754,246       210,891,902      437,376,340
                                                                --------------    --------------    -------------
  Net increase in net assets..................................      2,754,246       154,807,770      455,128,060
NET ASSETS:
  Beginning of year...........................................              0       711,785,650      256,657,590
                                                                --------------    --------------    -------------
  End of year.................................................     $2,754,246      $866,593,420     $711,785,650
                                                                --------------    --------------    -------------
                                                                --------------  ----------------    -------------
  Shares sold.................................................        274,307
  Shares issued from reinvestment of dividends................            650
  Shared redeemed.............................................           (133)
                                                                --------------
NET INCREASE IN SHARES OUTSTANDING............................        274,824
                                                                --------------
                                                                --------------

------------------------
(a) Includes tax return of capital of $1,389.

(b) Includes overdistribution of net realized gain on investments of $26,847.

(c) Commencement of operations, October 4, 1993.

(d) Commencement of operations, November 14, 1994.

(e) Includes overdistribution of net realized gain on investments of $10,728.

(f) Includes overdistribution of net realized gain on investments of $22,684.

                       See notes to financial statements.

                                 THE GCG TRUST
                              LIQUID ASSET SERIES
                STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 1994

                              PERCENT OF   PRINCIPAL
                              NET ASSETS     AMOUNT                                                       VALUE(+)
                             ------------  ----------                                                    -----------
REPURCHASE AGREEMENT                3.3%   $1,497,015  Swiss Bank, 6.05%, dated 12/30/94, due 01/03/95 collaterized by $1,555,000 in principal amount
                                                        of US Treasury Bills due 04/20/95
                                                        (Cost $1,497,015)..............................  $ 1,497,015
                                                                                                         -----------
CERTIFICATES OF DEPOSIT            18.4%    2,000,000  Bank of Nova Scotia, 6.00%, 1/19/95.............    2,000,094
                                            2,000,000  Hessen-Thuringer, 5.775%, 1/25/95...............    1,999,962
                                            2,500,000  Industrial Bank of Japan, 6.08%, 1/10/95........    2,500,007
                                            2,000,000  National Westminister Bank, 5.80%, 1/23/95......    1,999,994
                                                                                                         -----------
                                                       (Cost $8,500,057)...............................    8,500,057
                                                                                                         -----------
COMMERCIAL PAPER(a)                58.5%    2,000,000  B.A.T. Capital Corp., 6.03%, 1/06/95............    1,997,990
                                            2,000,000  Bank of New York, 5.95%, 1/24/95................    1,992,067
                                            2,500,000  Ciesco LP, 5.45%, 1/09/95.......................    2,496,594
                                            2,500,000  Diamler-Benz, 5.65%, 1/09/95....................    2,496,469
                                            2,400,000  General Electric Capital Corp., 5.90%,
                                                        1/12/95........................................    2,395,280
                                            2,250,000  Goldman Sachs Group LP, 6.05%, 1/04/95..........    2,248,488
                                            2,000,000  International Netherlands U.S. Funding, 5.87%,
                                                        1/20/95........................................    1,993,478
                                            2,000,000  National Rural Utilities, 6.00%, 1/17/95........    1,994,333
                                            2,500,000  Norfolk Southern, 5.45%, 1/24/95................    2,490,917
                                            2,000,000  Penny, (J.C.) Funding Corp., 6.00%, 1/17/95.....    1,994,333
                                            2,400,000  Philip Morris Companies Inc., 5.88%, 1/17/95....    2,393,336
                                            2,500,000  Swedish Export Credit Corp., 5.45%, 1/26/95.....    2,490,160
                                                                                                         -----------
                                                       (Cost $26,983,445)..............................   26,983,445
                                                                                                         -----------
TIME DEPOSITS                      16.5%    1,000,000  Barclays Bank, 5.00%, 1/03/95...................    1,000,000
 (EURODOLLARS)                              2,000,000  Fuji Bank, 6.00%, 1/03/95.......................    2,000,000
                                            2,300,000  Mitsubishi Bank Ltd., 6.125%, 1/03/95...........    2,300,000
                                            2,300,000  Royal Bank of Canada, 6.125%, 1/03/95...........    2,300,000
                                                                                                         -----------
                                                       (Cost $7,600,000)...............................    7,600,000
                                                                                                         -----------
SHORT-TERM U.S.                     4.3%    2,000,000  Federal Home Loan Bank, Discount notes 1/03/95
 GOVERNMENT & AGENCY                                    (Cost $1,999,065)..............................    1,999,065
 OBLIGATIONS                                                                                             -----------
                                                       Total Investments
                                                        (Cost $46,579,582) -- 101%.....................   46,579,582
                                                       Total Other Assets -- 0.1%......................       46,189
                                                       Liabilities -- (1.1%)...........................     (503,798)
                                                                                                         -----------
                                                       Total Net Assets -- 100%........................  $46,121,973
                                                                                                         -----------
                                                                                                         -----------

NOTES TO STATEMENT OF INVESTMENTS:

(+) See Note 1 of notes to financial statements.

(a) Interest rate represents the annualized yield on date of purchase.

                       See notes to financial statements.

                                 THE GCG TRUST
                          LIMITED MATURITY BOND SERIES
                STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 1994

                              PERCENT OF   PRINCIPAL
                              NET ASSETS     AMOUNT                                                       VALUE(+)
                             ------------  ----------                                                    -----------
REPURCHASE AGREEMENTS              19.0%   $6,733,833  Paine Webber, 5.85%, dated 12/31/94, due 1/03/95 collateralized by $6,530,000 in principal
                                                        amount of US Treasury Bonds, 8.375%, due
                                                        8/15/2008......................................  $ 6,733,833
                                            7,000,000  Sanwa Bank, 5.5%, dated 12/31/94, due 1/03/95
                                                        collateralized by $7,450,000 in principal
                                                        amount of US Treasury Notes, 6.00%, due
                                                        11/30/1997.....................................    7,000,000
                                                                                                         -----------
                                                       (Cost $13,733,833)..............................   13,733,833
                                                                                                         -----------
SHORT-TERM U.S.
 AGENCY OBLIGATIONS                15.2%    3,000,000  FHLMC Discount Note due 1/03/95.................   12,993,608
                                            3,000,000  FNMA Discount Note due 1/18/95..................    2,992,875
                                            3,000,000  FNMA Discount Note due 1/23/95..................    2,990,475
                                            2,000,000  Federal Farm Credit Bank Discount Note due
                                                        1/17/95........................................    1,995,560
                                                                                                         -----------
                                                       (Cost $10,968,103)..............................   10,972,518
                                                                                                         -----------
LONG-TERM U.S. GOVERNMENT          39.8%   30,290,000  United States Treasury Notes, 5.125%-8.5%,
 OBLIGATIONS                                            2/28/97-11/15/00
                                                        (Cost $29,744,659).............................   28,768,851
                                                                                                         -----------
LONG-TERM U.S. AGENCY               8.5%      387,827  Federal Home Loan Mortgage Corp., Adj. Rate.,
 OBLIGATIONS                                            5/15/97-1/01/17................................      387,004
                                              123,931  FNMA Gtd. REMIC, 9/25/98........................      123,513
                                               23,391  FNMA Pool # 048832, 10.00%, 6/01/17.............       24,583
                                               18,548  FNMA Pool # 044026, 8.50%, 8/01/06..............       18,531
                                               16,085  FNMA Pool # 111311, 8.50%, 12/01/97.............       16,252
                                               89,377  FNMA Pool # 122591, 8.50%, 6/01/98..............       90,180
                                              393,753  FNMA Pool # 127336, 8.50%, 8/01/06..............      393,383
                                              238,582  FNMA Pool # 70355, 8.50%, 3/01/04...............      238,358
                                            2,000,000  FNMA Medium Term Note, 5.38%, 1/06/99...........    1,810,200
                                                9,638  GNMA Pool # 147899, 10.00%, 2/15/16.............       10,148
                                              118,733  GNMA Pool # 155224, 10.00%, 3/15/16.............      125,003
                                               16,279  GNMA Pool # 161670, 9.50%, 9/15/16..............       16,824
                                                6,144  GNMA Pool # 276322, 9.50%, 7/15/19..............        6,350
                                               51,898  GNMA Pool # 284666, 9.50%, 3/15/20..............       53,634
                                               45,629  GNMA Pool # 286024, 10.00%, 4/15/20.............       48,039
                                              258,733  GNMA Pool # 308911, 9.50%, 7/15/21..............      267,386
                                            2,500,000  SLMA Medium Term Note 8.29% 12/22/97............    2,497,850
                                                                                                         -----------
                                                       (Cost $6,315,301)...............................    6,127,238
                                                                                                         -----------
CORPORATE BONDS                    16.6%    1,000,000  Allied Corp., Zero Coupon, 1/15/96..............      926,250
                                            1,000,000  Capital Auto Receivable Asset Trust, 5.35%,
                                                        2/17/98........................................      967,550
                                               33,490  Chase Manhattan Grantor Trust 6.90%, 09/15/97...       33,373
                                              553,008  Ford Motor Credit Corp., 4.85%, 1/15/98.........      541,279
                                              500,000  Ford Motor Credit Corp. Master Trust,
                                                        6.875%, 1/15/99................................      487,555
                                            1,000,000  Ford Capital, 9%, 8/15/98.......................    1,018,775
                                              900,000  Merrill Lynch Mortgage Corp., 7.26%, 5/04/99....      901,170
                                            1,500,000  Merrill Lynch Corp., 4.75%, 6/24/96.............    1,430,040
                                              470,000  Nationsbank Corporation, 5.375%, 4/15/00........      407,525
                                              500,000  Salomon Inc., 8.11%, 4/07/95....................      502,030
                                            2,000,000  Schering-Plough Corp., Zero Coupon, 12/02/96....    1,722,180
                                            1,500,000  Standard Credit Card Master Trust I,
                                                        3.68%, 9/15/97.................................    1,500,060
                                            1,500,000  Stop & Shop International Financial Corp.,
                                                        10.125%, 12/16/96..............................    1,547,813
                                                                                                         -----------
                                                       (Cost $12,423,693)..............................   11,985,600
                                                                                                         -----------
                                                       Total Investments
                                                        (Cost $73,185,589) -- 99.1%....................   71,588,040
                                                       Total Other Assets -- .9%.......................      626,485
                                                       Liabilities -- (0%).............................       (1,566)
                                                                                                         -----------
                                                       Total Net Assets -- 100%........................  $72,212,959
                                                                                                         -----------
                                                                                                         -----------

NOTES TO STATEMENT OF INVESTMENTS:

(+) See Note 1 of notes to financial statements.

                       See notes to financial statements.

                                 THE GCG TRUST
                            NATURAL RESOURCES SERIES
                STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 1994

                              PERCENT OF   PRINCIPAL
                              NET ASSETS     AMOUNT                                                       VALUE(+)
                             ------------  ----------                                                    -----------
COMMERCIAL PAPER(a)                 3.6%   $1,200,000  General Electric Capital Corp. 4.25%, 1/03/95
                                                        (Cost $1,199,575)..............................  $ 1,199,575
                                                                                                         -----------
SHORT-TERM U.S. GOVERNMENT          4.5%    1,500,000  United States Treasury Bills, 1/26/95-3/16/95
 OBLIGATIONS                                            (Cost $1,488,430)..............................    1,489,177
                                                                                                         -----------

                                             SHARES
                                           ----------

COMMON STOCKS                      90.2%
Diversified                        19.9%       25,000  Agnico Eagle Mines Ltd..........................      265,625
                                               17,000  Coeur D' Alene Mines Corp.......................      278,375
                                               40,000  Freeport -- McMoRan Copper and Gold Company,
                                                        Inc., Class A..................................      850,000
                                               50,000  Horsham Corp....................................      637,500
                                               25,000  Impala Platinum Holdings Ltd. (ADR)
                                                        (South Africa)**...............................      613,500
                                               25,000  Magma Copper Co.*...............................      418,750
                                              200,000  MIM Holdings Ltd*...............................      333,600
                                               10,000  Pioneer Hi-Bred International...................      345,000
                                                7,000  Phelps Dodge Corp...............................      433,125
                                              200,000  Renison Goldfields Consolidated Ltd.
                                                        (Australia)*...................................      760,200
                                               17,000  RTZ PLC (ADR) (United Kingdom)**................      894,625
                                               20,000  Rustenburg Platinum Holdings Ltd. (ADR)
                                                        (South Africa)**...............................      549,680
                                               13,000  Stillwater Mining Company*......................      177,125
                                                                                                         -----------
                                                                                                           6,557,105
                                                                                                         -----------
Energy                              0.6%       10,000  Renaissance Energy Ltd.* (Canada)...............      193,380
                                                                                                         -----------
Long Life Gold                     23.8%       52,000  American Barrick Resources Corp (Canada)........    1,157,000
                                               55,000  Dreifontein Consolidated (ADR) (South Africa)...      831,875
                                               61,000  Hemlo Gold Mines Inc. (Canada)..................      617,625
                                               84,000  Homestake Mining Company........................    1,438,500
                                               42,000  Kloof Gold Mining Ltd. (ADR) (South Africa)**...      624,750
                                              270,000  Newcrest Mining Ltd. (ADR) (Australia)..........    1,204,200
                                               11,500  Newmont Gold Company............................      409,688
                                               30,000  Pinnacle Resources Ltd. (Canada)*...............      358,230
                                               57,000  TVX Gold*.......................................      384,750
                                               60,000  Vaal Reefs Exploration & Mining Ltd. (ADR)
                                                        (South Africa)**...............................      543,780
                                                6,000  Western Deep Levels Ltd. (ADR) (South
                                                        Africa)**......................................      240,750
                                                                                                         -----------
                                                                                                           7,811,148
                                                                                                         -----------
Medium Life Gold                   14.2%       61,334  Dominion Mining Ltd. (Australia)*...............       14,720
                                               50,000  Echo Bay Mines Ltd..............................      531,250
                                               52,000  First Mississippi Gold..........................    1,300,000
                                               60,000  Free State Consolidated Mines (ADR)
                                                        (Australia)....................................      922,500
                                              164,000  Herald Resorces Ltd. (Australia)................      131,036
                                               40,000  Miramar Mining Corp. (Canada)*..................      171,120
                                               12,500  Pegasus Gold Inc. (Canada)......................      142,188
                                              125,000  Plutonic Resources Ltd. (Australia)*............      552,625
                                              180,000  Sons of Gwalia N.L. (Australia).................      649,350
                                              200,000  St. Barbara Mines Ltd. (Australia)*.............      248,200
                                                                                                         -----------
                                                                                                           4,662,989
                                                                                                         -----------

                                 THE GCG TRUST
                            NATURAL RESOURCES SERIES
          STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 1994 (CONTINUED)

                              PERCENT OF
                              NET ASSETS     SHARES                                                       VALUE(+)
                             ------------  ----------                                                    -----------
Minerals                            1.5%      260,000  Ashton Mining Ltd. (Australia)..................  $   433,680
                                               80,000  Namibian Minerals Corp*.........................       75,896
                                                                                                         -----------
                                                                                                             509,576
                                                                                                         -----------
Mining                             13.1%       24,000  Anglo American Corp. So. Africa Ltd. (ADR)
                                                        (South Africa)**...............................    1,374,000
                                               60,000  Battle Mountain Gold............................      660,000
                                               28,000  Newmont Mining Corp.............................    1,008,000
                                              213,750  Western Mining Holding Ltd. (Australia).........    1,249,112
                                                                                                         -----------
                                                                                                           4,291,112
                                                                                                         -----------
Mining Finance                      8.2%       65,000  Placer Dome Inc. (Canada).......................    1,413,750
                                               70,000  Teck Corp., Class B (Canada)....................    1,266,300
                                                                                                         -----------
                                                                                                           2,680,050
                                                                                                         -----------
Oil                                 6.2%        8,000  British Petroleum PLC (ADR) (United Kingdom)....      639,000
                                                7,500  Mobil Oil Corp..................................      631,875
                                                7,000  Royal Dutch Petroleum (Netherlands).............      752,500
                                                                                                         -----------
                                                                                                           2,023,375
                                                                                                         -----------
Transportation                      2.7%       69,999  Sante Fe Gold...................................      901,237
                                                                                                         -----------
                                                       Total Common Stocks
                                                        (Cost $27,231,502).............................   29,629,972
                                                                                                         -----------
                                                       Total Investments
                                                        (Cost $29,919,507) -- 98.3.%...................   32,318,724
                                                       Total Other Assets -- 3.3%......................    1,098,391
                                                       Liabilities -- (1.6%)...........................     (538,594)
                                                                                                         -----------
                                                       Total Net Assets -- 100%........................  $32,878,521
                                                                                                         -----------
                                                                                                         -----------

NOTES TO STATEMENT OF INVESTMENTS:

(+) See Note 1 of notes to financial statements.

*--Non-income producing security.

(a)--Interest rate represents the annualized yield on date of purchase.

**--American Depositary Receipts.

                       See notes to financial statements.

                                 THE GCG TRUST
                               ALL-GROWTH SERIES
                STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 1994

                              PERCENT OF   PRINCIPAL
                              NET ASSETS     AMOUNT                                                       VALUE(+)
                             ------------  ----------                                                    -----------
REPURCHASE AGREEMENT                2.5%   $1,795,000  PNC, 5.50% dated 12/30/94, due 1/03/95
                                                        collateralized by $1,830,000 in principal
                                                        amount of US Treasury Notes, 5.875%, due
                                                        05/31/96
                                                        (Cost $1,795,000)..............................  $ 1,795,000
                                                                                                         -----------
SHORT-TERM U.S.                    34.8%   22,000,000  United States Treasury Bills, 2/02/95-3/30/95...   21,809,027
 GOVERNMENT AND AGENCY                      3,000,000  FNMA Discount Note due 1/20/95..................    2,991,900
 OBLIGATIONS                                                                                             -----------
                                                       (Cost $24,791,339)..............................   24,800,927
                                                                                                         -----------

                                             SHARES
                                           ----------

COMMON STOCKS                      62.4%
Diversified                        22.8%       34,000  Allied Signal Inc...............................    1,156,000
                                               53,000  BankAmerica Corp................................    2,093,500
                                               64,050  Comcast Corporation Class A.....................    1,004,816
                                               58,000  Corning Inc.....................................    1,732,750
                                               80,000  E G & G, Inc....................................    1,130,000
                                              130,000  GRC International*..............................    1,478,750
                                               70,000  Honeywell Inc...................................    2,205,000
                                              180,000  Prime Resources Group*..........................    1,299,240
                                               55,000  Quaker State Corporation........................      770,000
                                               55,000  Stone & Webster Inc.............................    1,828,750
                                              110,000  USF & G Corporation.............................    1,498,750
                                                                                                         -----------
                                                                                                          16,197,556
                                                                                                         -----------
Drug & Health Care                  1.7%       16,000  Chubb Corporation...............................    1,238,000
                                                                                                         -----------
Electronics                         2.1%       41,000  Rockwell International Corporation..............    1,465,750
                                                                                                         -----------
Entertainment                       4.7%      140,000  Acclaim Entertainment, Inc*.....................    2,012,500
                                               38,000  Time Warner Inc.................................    1,334,750
                                                                                                         -----------
                                                                                                           3,347,250
                                                                                                         -----------
Financial Services                  4.2%       40,000  Federal Home Loan Mortgage Corp.................    2,020,000
                                                8,000  Travelers Inc...................................      260,000
                                              100,000  Travelers Inc -- Warrants.......................      737,500
                                                                                                         -----------
                                                                                                           3,017,500
                                                                                                         -----------
Insurance                           2.2%       65,000  All State Insurance.............................    1,535,625
                                                                                                         -----------
Manufacturing                       9.3%       67,000  CBI Industries..................................    1,716,875
                                               36,000  Foster Wheeler Corporation......................    1,071,000
                                               65,000  Homestake Mining Company........................    1,113,125
                                               40,000  Tenneco Inc.....................................    1,700,000
                                               33,000  Trinity Industries Inc..........................    1,039,500
                                                                                                         -----------
                                                                                                           6,640,500
                                                                                                         -----------
Medical Supplies                    1.1%       50,000  Acuson Corporation*.............................      812,500
                                                                                                         -----------
Mining, Minerals & Metals          10.4%       53,000  Inco Ltd........................................    1,517,125
                                               53,000  Baker Hughes Inc................................      967,250
                                               30,000  Halliburton Company.............................      993,750
                                               30,000  Newmont Mining Corp.............................    1,080,000
                                               15,000  Parker & Parsley Petroleum Company..............      307,500
                                              120,000  Pegasus Gold Inc................................    1,365,000
                                               55,000  Placer Dome Inc.................................    1,196,250
                                                                                                         -----------
                                                                                                           7,426,875
                                                                                                         -----------

                                 THE GCG TRUST
                               ALL-GROWTH SERIES
          STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 1994 (CONTINUED)

                              PERCENT OF
                              NET ASSETS     SHARES                                                       VALUE (+)
                             ------------  ----------                                                    -----------
Technology                          2.4%       60,000  Storage Technology Corporation*.................  $ 1,740,000
                                                                                                         -----------
Tele-Communications                 1.5%       48,000  Tele-Communications Inc Class A*................    1,044,000
                                                                                                         -----------
                                                       Total Common Stocks
                                                        (Cost $45,933,020).............................   44,465,556
                                                                                                         -----------
                                                       Total Investments
                                                        (Cost $72,519,359) -- 99.7%....................   71,061,483
                                                       Total Other Assets -- 0.4%......................      258,836
                                                       Liabilities -- (0.1%)...........................     (102,716)
                                                                                                         -----------
                                                       Total Net Assets -- 100%........................  $71,217,603
                                                                                                         -----------
                                                                                                         -----------

NOTES TO STATEMENT OF INVESTMENTS:

(+) See Note 1 of notes to financial statements.

*--Non-income producing security.

                       See notes to financial statements.

                                 THE GCG TRUST
                               REAL ESTATE SERIES
                STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 1994

                              PERCENT OF   PRINCIPAL
                              NET ASSETS     AMOUNT                                                       VALUE(+)
                             ------------  ----------                                                    -----------
SHORT-TERM U.S. GOVERNMENT         13.0%   $4,916,000  United States Treasury Bills, 3/16/95 (Cost
 OBLIGATIONS                                            $4,860,092)....................................  $ 4,862,411
                                                                                                         -----------

                                             SHARES
                                           ----------

COMMON STOCK                       85.9%
Apartment & Residential            29.3%       18,900  Associated Estates Realty Corp..................      396,900
                                               44,900  Avalon Properties Inc...........................    1,032,700
                                               36,100  Bay Apartments Inc..............................      726,513
                                               28,000  Carr Realty Corp................................      504,000
                                               43,000  Camden Property Trust...........................    1,069,625
                                               31,100  Equity Residential Property Trust...............      933,000
                                               62,400  LTC Properties Inc..............................      826,800
                                               31,000  Oasis Residential Inc...........................      759,500
                                               36,600  Post Properties Inc.............................    1,152,900
                                               31,100  ROC Communities Inc.............................      653,100
                                               20,500  Smith Charles Residential Properties Inc........      520,188
                                                6,700  Spieker Properties Inc..........................      136,513
                                               33,400  Sun Communities Inc.............................      751,500
                                               45,000  Taubman Centers Inc.............................      438,750
                                               30,500  Weeks Corp......................................      667,188
                                               18,000  Wellsford Residential Properties Inc............      378,000
                                                                                                         -----------
                                                                                                          10,947,177
                                                                                                         -----------
Diversified                        38.2%       35,450  Bradley Real Estate Investment Trust............      540,613
                                               28,800  CBL & Associates................................      594,000
                                               26,100  Colonial Properties.............................      587,250
                                               13,000  Crescent Real Estate Equities...................      352,625
                                               74,700  Debartolo Realty................................    1,120,500
                                               35,900  Developers Diversified Realty Corp..............    1,121,875
                                               22,300  Duke Realty.....................................      629,975
                                               22,500  Gables Residential Trust........................      483,750
                                               24,200  Glimcher Realty.................................      529,375
                                              101,900  Host Marriott Corp*.............................      980,788
                                               30,200  Kimco Realty Corp...............................    1,143,825
                                               16,300  Kranzco Realty Inc..............................      309,700
                                               38,600  Liberty Property Trust..........................      757,525
                                               36,900  Merry Land & Investments Inc....................      807,188
                                               30,400  Property Trust America Inc......................      547,200
                                               26,700  RFS Hotel Investment............................      390,488
                                               35,899  Security Capital Industry.......................      610,283
                                               29,800  Storage Inns USA................................      819,500
                                               30,000  The Maserich Company............................      641,250
                                               46,700  United Dominion Realty Trust....................      671,313
                                               17,400  Vornado Realty Trust............................      624,225
                                                                                                         -----------
                                                                                                          14,263,248
                                                                                                         -----------
Health Care                         5.1%       14,400  Health Care Property Investments Inc............      433,800
                                               23,600  National Health Investments Inc.................      616,550
                                               24,000  Nationwide Health Properties Inc................      858,000
                                                                                                         -----------
                                                                                                           1,908,350
                                                                                                         -----------

                                 THE GCG TRUST
                               REAL ESTATE SERIES
          STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 1994 (CONTINUED)

                              PERCENT OF
                              NET ASSETS     SHARES                                                       VALUE (+)
                             ------------  ----------                                                    -----------
Shopping Center                    13.3%       20,600  Chelsea GCA Realty Inc..........................  $   561,350
                                               22,600  Federal Realty Investment Trust.................      466,125
                                               20,700  Horizon Outlet Centers Inc......................      540,788
                                               21,000  Regency Realty Corp.............................      351,750
                                               37,400  Rouse Company...................................      719,950
                                               43,200  Simon Property Group Inc........................    1,047,600
                                               20,000  Tanger Factory Outlet Centers Inc...............      470,000
                                               20,600  Weingarten Realty Investments...................      780,225
                                                                                                         -----------
                                                                                                           4,937,788
                                                                                                         -----------
                                                       Total Common Stocks
                                                        (Cost $31,852,835).............................   32,056,563
                                                                                                         -----------
CONVERTIBLE PREFERRED               0.3%        2,100  Rouse Company Preferred Convertible
 STOCKS                                                 (Cost $112,312)................................      101,850
                                                                                                         -----------
                                                       Total Investments
                                                        (Cost $36,825,239) -- 99.2%....................   37,020,824
                                                       Total Other Assets -- 1.0%......................      373,471
                                                       Total Liabilities -- (0.2%).....................      (58,100)
                                                                                                         -----------
                                                       Total Net Assets -- 100.0%......................  $37,336,195
                                                                                                         -----------
                                                                                                         -----------

NOTES TO STATEMENT OF INVESTMENTS:

(+) See Note 1 of notes to financial statements.

*--Non-income producing security.

                       See notes to financial statements.

                                 THE GCG TRUST
                              FULLY MANAGED SERIES
                STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 1994

                              PERCENT OF   PRINCIPAL
                              NET ASSETS     AMOUNT                                                       VALUE(+)
                             ------------  ----------                                                    -----------
TIME DEPOSITS (EURODOLLARS)         4.9%   $4,846,000  Societe Generale Bank, 4.95%, 1/03/95
                                                        (Cost $4,846,000)..............................  $ 4,846,000
                                                                                                         -----------
SHORT-TERM U.S. AGENCY              2.0%    2,000,000  FNMA Discount Note, 5.60%, 1/05/95
 OBLIGATIONS (a)                                        (Cost $1,998,444)..............................    1,998,444
                                                                                                         -----------
SHORT-TERM U.S. GOVERNMENT          1.0%    1,000,000  U.S. Treasury Bills, 1/12/95
 OBLIGATIONS                                            (Cost $999,000)................................      999,000
                                                                                                         -----------
LONG-TERM U.S. AGENCY               1.9%    1,000,000  Federal Home Loan Bank, 7.19%, 4/27/01..........      962,480
 OBLIGATIONS                                1,000,000  Federal National Mortgage Association, 7.20%,
                                                        1/10/02........................................      928,575
                                                                                                         -----------
                                                       (Cost $2,002,305)...............................    1,891,055
                                                                                                         -----------
LONG-TERM U.S. GOVERNMENT           6.4%    4,500,000  United States Treasury Notes, 8.0%-8.625%,
 OBLIGATIONS                                            10/15/95-5/15/01...............................    4,554,075
                                            2,000,000  United States Treasury Bonds, 7.125%-7.625%,
                                                        11/15/22-2/15/23...............................    1,874,380
                                                                                                         -----------
                                                       (Cost $6,769,202)...............................    6,428,455
                                                                                                         -----------
LONG-TERM CORPORATE                15.5%      200,000  American Express Corp., 8.750%, 6/15/96.........      202,580
 BONDS                                        300,000  AT&T, 8.625%, 12/01/31..........................      296,048
                                            1,000,000  BellSouth Telephone, 6.375%, 6/15/04............      882,430
                                            1,000,000  Chase Manhatten Bank, 6.50%, 8/01/05............      845,425
                                            1,000,000  Chrysler Financial Corp., 6.625%, 8/15/00.......      912,490
                                            1,000,000  Citicorp, 7.125%, 3/15/04.......................      903,880
                                            1,000,000  Dean Witter Discover, 5.00%, 4/01/96............      965,530
                                            1,000,000  Dean Witter Discover, 6.75%, 10/15/13...........      804,175
                                            1,000,000  Ford Motor Credit, 6.75%, 8/15/08...............      845,200
                                            1,500,000  General Electric Credit Corp., 5.50%,
                                                        11/01/01.......................................    1,281,450
                                            1,000,000  Georgia Pacific Corp., 8.125%, 6/15/23..........      892,250
                                            1,500,000  Nations Bank, 6.50%, 8/15/03....................    1,298,745
                                            2,000,000  Republic Bank of New York, 5.875%, 10/15/08.....    1,560,350
                                              168,000  Shell Oil Co., 7.250%, 2/15/02..................      158,568
                                            1,000,000  Southwest Bell, 6.625%, 4/01/05.................      879,250
                                            1,000,000  Tele-Communications, 8.75%, 2/15/23.............      903,940
                                            1,000,000  Tele-Communications, 7.25%, 8/01/05.............      864,930
                                            1,000,000  Wal-Mart Stores, 7.50%, 5/15/04.................      950,610
                                                                                                         -----------
                                                       (Cost $17,351,652)..............................   15,447,851
                                                                                                         -----------

                                 THE GCG TRUST
                              FULLY MANAGED SERIES
          STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 1994 (CONTINUED)

                              PERCENT OF
                              NET ASSETS     SHARES                                                       VALUE(+)
                             ------------  ----------                                                    -----------
COMMON STOCKS                      67.7%
Automotive Industry                 1.0%       50,000  Federal Mogul Corp..............................   $1,006,250
                                                                                                         -----------
Banking                             1.0%       25,000  Bank America Corp...............................      987,500
                                                                                                         -----------
Chemicals                           7.5%       20,000  Eastman Kodak Co................................      955,000
                                               30,000  Englehard Corp..................................      667,500
                                               35,000  Great Lakes Chemical Corp.......................    1,995,000
                                               14,300  Hercules, Inc...................................    1,649,863
                                               15,000  Schering-Plough Corp............................    1,110,000
                                               15,000  Warner-Lambert Co...............................    1,155,000
                                                                                                         -----------
                                                                                                           7,532,363
                                                                                                         -----------
Computers & Softwares               6.4%       35,000  BMC Software Inc*...............................    1,990,625
                                               23,000  Hewlett & Packard Co............................    2,297,125
                                               25,000  Oracle Systems Corp*............................    1,103,125
                                               10,000  Xerox Corp......................................      990,000
                                                                                                         -----------
                                                                                                           6,380,875
                                                                                                         -----------
Drugs & Health Care                 3.2%       45,000  Colgate-Palmolive Co............................    2,851,875
                                               10,000  Columbia Healthcare Co..........................      365,000
                                                                                                         -----------
                                                                                                           3,216,875
                                                                                                         -----------
Electronics                         4.3%       50,000  General Electric Co.............................    2,550,000
                                               30,000  Motorola Inc....................................    1,736,250
                                                                                                         -----------
                                                                                                           4,286,250
                                                                                                         -----------
Food & Beverage                     5.4%       30,000  Coca Cola Co....................................    1,545,000
                                               70,000  McDonald's Corp.................................    2,047,500
                                               50,000  PepsiCo, Inc....................................    1,812,500
                                                                                                         -----------
                                                                                                           5,405,000
                                                                                                         -----------
Entertainment                       0.9%       20,000  Disney (Walt) Co................................      922,500
                                                                                                         -----------
Financial Services                  6.2%       20,000  American Express Corp, 6.25%, due 10/15/96*.....      852,500
                                               35,000  Federal National Mortgage Association...........    2,550,625
                                               20,000  First Data Corp.................................      947,500
                                               22,500  GP Financial Corp...............................      464,063
                                               45,000  Kansas City Southern Industries.................    1,389,375
                                                                                                         -----------
                                                                                                           6,204,063
                                                                                                         -----------
Insurance                           1.9%       24,000  Chubb Corp......................................    1,857,000
                                                                                                         -----------
Hotel & Casino                      1.2%       40,000  Promus Companies Inc*...........................    1,240,000
                                                                                                         -----------
Machinery                           1.2%       40,000  Singer Co., N.V.................................    1,195,000
                                                                                                         -----------
Manufacturing                       2.6%       60,000  Shaw Industries Inc.............................      892,500
                                               50,000  USG Corp*.......................................      975,000
                                               30,000  Wolverine World Wide Inc........................      772,500
                                                                                                         -----------
                                                                                                           2,640,000
                                                                                                         -----------
Metals                              1.5%       75,000  Birmingham Steel Corp...........................    1,500,000
                                                                                                         -----------
Oil Services                        4.1%       50,000  Apache Corp.....................................    1,250,000
                                               30,000  Exxon Corp......................................    1,822,500
                                               20,000  Schlumberger Ltd................................    1,007,500
                                                                                                         -----------
                                                                                                           4,080,000
                                                                                                         -----------
*Convertible into common stock.

                                 THE GCG TRUST
                              FULLY MANAGED SERIES
          STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 1994 (CONTINUED)

                              PERCENT OF
                              NET ASSETS     SHARES                                                       VALUE(+)
                             ------------  ----------                                                    -----------
Real Estate                        11.1%       45,000  Commercial Net Lease Realty, Inc................  $   551,250
                                               20,000  Duke Realty Investments Inc.....................      565,000
                                               50,000  Evans Withycombe Residential Trust..............    1,050,000
                                               25,000  First Industrial Realty Trust...................      487,500
                                               50,000  Gables Residential Trust........................    1,075,000
                                               50,000  JDN Realty Trust................................    1,000,000
                                               75,000  Manufactured Home Communities Inc...............    1,490,625
                                               75,000  Mid-Atlantic Realty Trust.......................      618,750
                                               45,000  Mills Corp......................................      815,625
                                               75,000  Paragon Group Inc...............................    1,425,000
                                               50,000  Sizeler Property Investments Inc................      525,000
                                               75,000  Urban Shopping Centers Inc......................    1,490,625
                                                                                                         -----------
                                                                                                          11,094,375
                                                                                                         -----------
Retail                              3.1%       40,000  Harcourt General Inc, Series A..................    1,410,000
                                               55,000  Toys R Us Inc*..................................    1,677,500
                                                                                                         -----------
                                                                                                           3,087,500
                                                                                                         -----------
Telecommunication                   3.8%       20,000  Ericsson (L.M.) Tel. Co., Class B (ADR)**.......    1,102,500
                                               40,000  MCI Communications, Inc.........................      735,000
                                               45,000  Nextel Communications, Inc*.....................      646,875
                                               60,000  Tele-Communications, Inc*.......................    1,305,000
                                                                                                         -----------
                                                                                                           3,789,375
                                                                                                         -----------
Transportation                      1.3%       25,000  Consolidated Rail Corp..........................    1,262,500
                                                                                                         -----------
                                                       Total Common Stocks
                                                        (Cost $71,034,732).............................   67,687,426
                                                                                                         -----------
                                                       Total Investments (Cost $105,001,335) --
                                                        99.4%..........................................   99,298,231
                                                       Total Other Assets -- 0.7%......................      712,150
                                                       Liabilities -- (0.1%)...........................     (156,234)
                                                                                                         -----------
                                                       Total Net Assets -- 100%........................  $99,854,147
                                                                                                         -----------
                                                                                                         -----------

NOTES TO STATEMENT OF INVESTMENTS:

(+) See Note 1 of notes to financial statements.

(a) Interest rate represents the annualized yield on date of purchase.

*--Non-income producing security.

**--American Depositary Receipts.

                       See notes to financial statements.

                                 THE GCG TRUST
                           MULTIPLE ALLOCATION SERIES
                STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 1994

                              PERCENT OF    PRINCIPAL
                              NET ASSETS     AMOUNT                                                       VALUE(+)
                             ------------  -----------                                                  -------------
COMMERCIAL PAPER(a)                48.6%   $11,300,000  American Telephone & Telegraph Co., 5.92%,
                                                         1/26/95......................................  $  11,251,686
                                            11,200,000  Bellatlantic Financial Services, 6.00%,
                                                         1/09/95......................................     11,183,200
                                             1,900,000  Bellsouth Corp., 5.85%, 1/06/95...............      1,898,148
                                            10,800,000  Colgate-Palmolive, 5.93%, 1/04/95.............     10,792,884
                                             6,300,000  Coca-Cola Financial Corp., 5.85%, 1/06/95.....      6,293,858
                                            10,000,000  Emerson Electric, 5.80%, 1/20/95..............      9,967,778
                                            10,000,000  Exxon Corp., 5.90%, 1/06/95...................      9,990,167
                                            13,000,000  Ford Motor Credit Corp., 5.88%, 1/11/95.......     12,976,643
                                             2,900,000  Kimberly Clark, 5.93%, 1/10/95................      2,895,223
                                            12,800,000  Motorola Inc., 6.00%, 1/19/95.................     12,759,467
                                            12,000,000  PepsiCo, 5.95%, 1/03/95.......................     11,994,050
                                            10,000,000  Phillip Morris Corp., 5.87%, 1/23/95..........      9,962,497
                                             7,600,000  Raytheon Co., 5.80%, 1/05/95..................      7,593,878
                                             6,300,000  SmithKline Beecham, 6.00%, 1/17/95............      6,282,150
                                            10,400,000  Southwest Bell Capital Corp., 5.95%,
                                                         1/06/95......................................     10,389,687
                                             9,400,000  Xerox Credit Corp., 6.00%, 1/05/95............      9,392,167
                                                                                                        -------------
                                                        (Cost $145,623,483)...........................    145,623,483
                                                                                                        -------------
LONG-TERM U.S.                     36.7%     8,085,000  Federal Home Loan Mortgage Corp.,
  GOVERNMENT & AGENCY                                   7.05% - 7.61%, 3/24/04 - 9/01/04..............      7,360,787
  OBLIGATIONS                               14,025,000  Federal National Mortgage Association, 6.20% -
                                                        7.60%, 7/10/03 - 4/14/04......................     12,887,207
                                            82,685,000  U.S. Treasury Bonds, 7.125% - 8.125%, 4/15/00
                                                         - 11/15/24...................................     76,779,628
                                            14,415,000  U.S. Treasury Notes, 4.625% - 7.25%, 02/15/96
                                                         - 8/15/04....................................     12,911,408
                                                                                                        -------------
                                                        (Cost $112,457,260)...........................    109,939,030
                                                                                                        -------------
LONG-TERM CORPORATE
 BONDS                              1.7%     2,510,000  Exxon Capital Corp., 7.875%, 8/15/97..........      2,501,592
                                             2,530,000  General Electric Capital Corp., 8.375%,
                                                         3/01/01......................................      2,550,468
                                                                                                        -------------
                                                        (Cost $5,516,556).............................      5,052,060
                                                                                                        -------------


                                             SHARES
                                           -----------
COMMON STOCKS                      12.2%
Banking                             0.6%        23,600  Bank of Boston................................        610,650
                                                21,600  Bank of New York..............................        626,400
                                                14,900  Citicorp......................................        616,488
                                                                                                        -------------
                                                                                                            1,853,538
                                                                                                        -------------
Chemicals                           2.5%        44,800  Applied Materials, Inc*.......................      1,892,800
                                                15,600  Dupont E I de Nemours & Co....................        877,500
                                                24,400  Eastman Kodak Co..............................      1,165,100
                                                14,100  Hercules, Inc.................................      1,626,788
                                                43,000  Union Carbide Corp............................      1,263,125
                                                25,500  Upjohn Co.....................................        784,125
                                                                                                        -------------
                                                                                                            7,609,438
                                                                                                        -------------
Computers Software &                1.6%        34,900  International Business Machines Corp..........      2,565,150
 Technology                                     48,300  Oracle Systems Corp*..........................      2,131,238
                                                                                                        -------------
                                                                                                            4,696,388
                                                                                                        -------------

                                 THE GCG TRUST
                           MULTIPLE ALLOCATION SERIES
          STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 1994 (CONTINUED)

                              PERCENT OF
                              NET ASSETS     SHARES                                                       VALUE(+)
                             ------------  -----------                                                  -------------
Diversified                         1.6%        19,700  International Paper Co........................  $   1,484,888
                                                16,500  ITT Corp......................................      1,462,313
                                                29,300  Phelps Dodge Corp.............................      1,812,938
                                                                                                        -------------
                                                                                                            4,760,139
                                                                                                        -------------
Drugs & Health Care                 0.8%        64,200  Columbia/HCA Healthcare Services Inc..........      2,343,300
                                                                                                        -------------
Electronics                         0.3%         8,500  Eaton Corp....................................        420,750
                                                 6,100  TRW Inc.......................................        402,600
                                                                                                        -------------
                                                                                                              823,350
                                                                                                        -------------
Energy                              0.1%         9,800  Occidental Petroleum, Inc.....................        188,650
                                                                                                        -------------
Financial Services                  0.5%        71,800  GP Financial Corp.............................      1,480,875
                                                                                                        -------------
Food & Beverage                     0.1%         8,700  Anheuser Busch Inc............................        442,613
                                                                                                        -------------
Long Life Gold Mines                0.1%        13,600  Homestake Mining Company......................        232,900
                                                                                                        -------------
Newsprint                           0.3%        31,800  Bowater, Inc..................................        846,675
                                                                                                        -------------
Pollution Control                   0.3%        32,800  Waste Management Inc..........................        861,000
                                                                                                        -------------
Oil & Oilfield Services             0.9%        16,400  British Petroleum PLC (ADR)...................      1,309,950
                                                24,500  Oryx Energy Co*...............................        290,938
                                                30,500  Philips Petroleum Co..........................        998,875
                                                                                                        -------------
                                                                                                            2,599,763
                                                                                                        -------------
Telephone Services &                0.5%        25,500  Sprint Corp...................................        704,438
 Telecommunications                             22,600  US West, Inc..................................        805,125
                                                                                                        -------------
                                                                                                            1,509,563
                                                                                                        -------------
Tobacco                             0.6%        29,000  Philip Morris Companies.......................      1,667,500
                                                                                                        -------------
Utilities                           1.4%        30,400  American Electric Power Co....................        999,400
                                                15,300  Carolina Power & Lighting Co..................        407,363
                                                 9,000  Central Louisiana Electric Co.................        212,625
                                                22,800  FPL Group.....................................        800,850
                                                19,100  Northeast Utilities...........................        413,038
                                                24,700  Portland General Electric Inc.................        475,475
                                                 9,700  Public Service Colorado.......................        284,938
                                                22,800  Texas Utilities Co............................        729,600
                                                                                                        -------------
                                                                                                            4,323,289
                                                                                                        -------------
                                                        Total Common Stocks
                                                         (Cost $35,597,570)...........................     36,238,981
                                                                                                        -------------
                                                        Total Investments
                                                         (Cost $299,194,869) -- 99.2%.................    296,853,554
                                                        Total Other Assets -- 0.9%....................      2,770,076
                                                        Liabilities -- (0.1%).........................       (231,573)
                                                                                                        -------------
                                                        Total Net Assets -- 100%......................   $299,392,057
                                                                                                        -------------
                                                                                                        -------------

NOTES TO STATEMENT OF INVESTMENTS:

(+) See Note 1 of notes to financial statements.

(a) Interest rate represents the annualized yield on date of purchase.

*--Non-income producing security.

                       See notes to financial statements.

                                 THE GCG TRUST
                          CAPITAL APPRECIATION SERIES
                STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 1994

                             PERCENT OF    PRINCIPAL
                             NET ASSETS     AMOUNT                                                      VALUE (+)
                             -----------  -----------                                                  -----------
SHORT TERM U.S. GOVERNMENT          16.9% $15,182,000  United States Treasury Bills, 3/16/95
 OBLIGATIONS                                            (Cost $15,009,343)...........................  $15,016,515
                                                                                                       -----------


                                            SHARES
                                          -----------
COMMON STOCK                        84.1%
Automotive Industry                  4.1%      35,000  Chrysler Corp.................................    1,715,000
                                               50,000  General Motors Corp., Class E.................    1,925,000
                                                                                                       -----------
                                                                                                         3,640,000
                                                                                                       -----------
Banking                              7.1%      44,000  Ahmanson (H.F.) & Co..........................      709,500
                                               65,200  Bank of New York Inc..........................    1,890,800
                                               20,700  First Union Corp..............................      856,463
                                               30,000  Nationsbank Corp..............................    1,353,750
                                               34,700  Norwest Corp..................................      811,113
                                               39,500  Washington Mutual Savings Bank................      666,563
                                                                                                       -----------
                                                                                                         6,288,189
                                                                                                       -----------
Broadcasting & Publishing            3.1%      22,500  CBS Inc.......................................    1,245,938
                                               27,900  Dun & Bradstreet Corp.........................    1,534,500
                                                                                                       -----------
                                                                                                         2,780,438
                                                                                                       -----------
Business Services                    0.8%      22,700  Dow Jones & Co................................      703,700
                                                                                                       -----------
Chemicals                           11.3%      84,100  Praxair, Inc..................................    1,724,050
                                               39,600  PPG Industries Inc............................    1,470,150
                                               26,800  Schering-Plough Corp..........................    1,983,200
                                               56,000  Union Carbide Corp............................    1,645,000
                                               49,800  Upjohn Company................................    1,531,350
                                               21,700  Warner-Lambert Co.............................    1,670,900
                                                                                                       -----------
                                                                                                        10,024,650
                                                                                                       -----------
Computers & Software                 3.5%      51,300  COMPAQ Computer Corp*.........................    2,026,350
                                               35,400  Silicon Graphics Inc*.........................    1,097,400
                                                                                                       -----------
                                                                                                         3,123,750
                                                                                                       -----------
Consumer                             3.8%      15,000  Procter & Gamble..............................      930,000
                                               35,000  Scott Paper...................................    2,419,375
                                                                                                       -----------
                                                                                                         3,349,375
                                                                                                       -----------
Diversified                          5.8%      12,000  Capital Cities/ABC Inc........................    1,023,000
                                               59,250  Comcast Corp. Class A.........................      929,514
                                               38,500  Eastman Kodak Co..............................    1,838,375
                                               40,000  Time Warner Inc...............................    1,405,000
                                                                                                       -----------
                                                                                                         5,195,889
                                                                                                       -----------
Drugs & Health Care                  4.5%      14,800  Bristol Myers Squibb Co.......................      856,550
                                               57,400  Humana Inc*...................................    1,298,675
                                               33,000  Johnson & Johnson Co..........................    1,806,750
                                                                                                       -----------
                                                                                                         3,961,975
                                                                                                       -----------
Electronics                          5.2%      21,000  Eaton Corp....................................    1,039,500
                                               16,000  Emerson Electric Co...........................    1,000,000
                                               33,600  General Electric Co...........................    1,713,600
                                               23,000  Loral Corp....................................      871,125
                                                                                                       -----------
                                                                                                         4,624,225
                                                                                                       -----------
Entertainment                        2.2%      85,000  Circus Circus Enterprises Inc*................    1,976,250
                                                                                                       -----------

                                 THE GCG TRUST
                          CAPITAL APPRECIATION SERIES
          STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 1994 (CONTINUED)

                             PERCENT OF
                             NET ASSETS     SHARES                                                      VALUE (+)
                             -----------  -----------                                                  -----------
Food & Beverage                      5.9%      30,000  Anheuser Busch................................  $ 1,526,250
                                               36,800  CPC International.............................    1,959,600
                                               59,600  McDonald's Corp...............................    1,743,300
                                                                                                       -----------
                                                                                                         5,229,150
                                                                                                       -----------
Financial Services                   3.7%      84,000  American Express Co...........................    2,478,000
                                               50,000  Great Western Financial.......................      800,000
                                                                                                       -----------
                                                                                                         3,278,000
                                                                                                       -----------
Insurance                            1.1%      26,600  UNUM Corp.....................................    1,004,150
                                                                                                       -----------
Oil & Oilfield Services              5.7%      20,000  Amoco Corp....................................    1,182,500
                                               17,700  Texaco Inc....................................    1,059,788
                                               75,000  Ultramar Corp.................................    1,912,500
                                               32,900  Unocal Corp...................................      896,525
                                                                                                       -----------
                                                                                                         5,051,313
                                                                                                       -----------
Real Estate                          1.1%      65,000  Debartolo Realty..............................      975,000
                                                                                                       -----------
Retail                               9.0%      73,400  American Stores Co............................    1,972,625
                                               24,800  Dayton Hudson Corp............................    1,754,600
                                               90,500  Federated Department Stores*..................    1,742,125
                                               48,200  May Department Stores Co......................    1,626,750
                                               20,000  Sears Roebuck & Co*...........................      920,000
                                                                                                       -----------
                                                                                                         8,016,100
                                                                                                       -----------
Telephone Services &
 Telecommunications                  6.2%      52,000  GTE Corp......................................    1,579,500
                                               64,900  Tele-Communications Inc, Class A*.............    1,411,575
                                               37,400  Vanguard Cellular Systems, Inc. *.............      963,050
                                               45,000  US West Inc...................................    1,603,124
                                                                                                       -----------
                                                                                                         5,557,249
                                                                                                       -----------
                                                       Total Common Stocks (Cost $73,436,534)........   74,779,403
                                                                                                       -----------
                                                       Total Investments (Cost $88,445,877) --
                                                        101.0%.......................................   89,795,918
                                                       Total Other Assets -- 0.2%....................      171,397
                                                       Liabilities -- (1.2%).........................   (1,077,667)
                                                                                                       -----------
                                                       Total Net Assets -- 100%......................  $88,889,648
                                                                                                       -----------
                                                                                                       -----------

NOTES TO STATEMENT OF INVESTMENTS:

(+) See Note 1 of notes to financial statements.

*--Non-income producing security.

                       See notes to financial statements.

                                 THE GCG TRUST
                            RISING DIVIDENDS SERIES
                STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 1994

                             PERCENT OF    PRINCIPAL
                             NET ASSETS     AMOUNT                                                      VALUE (+)
                             -----------  -----------                                                  -----------
COMMERCIAL PAPER (a)                 6.3%  $2,500,000  American Express Co., 5.80%, 1/03/95..........   $2,500,000
                                              700,000  Ford Motor Credit Corp., 5.00%, 1/03/95.......      700,000
                                                                                                       -----------
                                                       (Cost $3,200,000).............................    3,200,000

                                            SHARES
                                          -----------                                                  -----------
COMMON STOCK                        93.3%
Automotive Industry                  2.3%      30,450  General Motors Corp., Class E.................    1,172,325
                                                                                                       -----------
Banking                              9.2%      32,890  Bank One Corp.................................      834,584
                                               21,300  Fifth Third Bancorp...........................    1,022,400
                                                1,800  National Commerce Bancorp.....................       40,950
                                               22,500  NationsBank Corp..............................    1,015,313
                                               61,300  State Street Boston Corp......................    1,754,713
                                                                                                       -----------
                                                                                                         4,667,960
                                                                                                       -----------
Broadcasting & Publishing            3.8%      35,470  Dun & Bradstreet Corp.........................    1,950,850
                                                                                                       -----------
Business Services                    2.7%      19,000  Automatic Data Processing Inc.................    1,111,500
                                                4,500  Gannett & Co..................................      239,625
                                                                                                       -----------
                                                                                                         1,351,125
                                                                                                       -----------
Chemicals                            5.4%      38,000  Betz Laboratories.............................    1,681,500
                                               28,800  PPG Industries, Inc...........................    1,069,200
                                                                                                       -----------
                                                                                                         2,750,700
                                                                                                       -----------
Computers & Software                 3.7%      18,800  Hewlett & Packard Co..........................    1,877,650
                                                                                                       -----------
Drugs & Health Care                  6.6%      26,200  Johnson & Johnson Co..........................    1,434,450
                                               50,400  Merck & Co....................................    1,921,500
                                                                                                       -----------
                                                                                                         3,355,950
                                                                                                       -----------
Electronics                          9.6%      11,150  AMP Inc.......................................      811,163
                                               38,400  General Electric Co...........................    1,958,400
                                               36,000  Grainger (W.W.), Inc..........................    2,079,000
                                                                                                       -----------
                                                                                                         4,848,563
                                                                                                       -----------
Entertainment                        4.3%      47,500  Walt Disney Co................................    2,190,938
                                                                                                       -----------
Financial Services                  14.0%      25,000  Cincinnati Financial Corp.....................    1,287,500
                                               50,000  Franklin Resources Inc........................    1,781,250
                                               17,200  Geico Corp....................................      842,800
                                               17,400  General Re Corp...............................    2,153,250
                                               30,400  Torchmark Corp................................    1,060,200
                                                                                                       -----------
                                                                                                         7,125,000
                                                                                                       -----------
Food & Beverage                      8.1%      27,000  Coca Cola Co..................................    1,390,500
                                               19,000  Kellogg Co....................................    1,104,375
                                               63,400  Sara Lee Corp.................................    1,600,850
                                                                                                       -----------
                                                                                                         4,095,725
                                                                                                       -----------
Manufacturing                        5.4%      41,100  Copper Tire & Rubber Co.......................      970,988
                                               33,000  Minnesota Mining & Manufacturing Co...........    1,761,375
                                                                                                       -----------
                                                                                                         2,732,363
                                                                                                       -----------
Newsprint                            0.1%       1,440  Reuters Holdings PLC (ADR)**..................       63,180
                                                                                                       -----------
Oil & Oilfield Services              5.0%      32,100  Exxon Corp....................................    1,950,075
                                                5,400  Royal Dutch Petroleum Co. (Netherlands).......      580,500
                                                                                                       -----------
                                                                                                         2,530,575
                                                                                                       -----------

                                 THE GCG TRUST
                            RISING DIVIDENDS SERIES
          STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 1994 (CONTINUED)

                             PERCENT OF
                             NET ASSETS     SHARES                                                      VALUE(+)
                             -----------  -----------                                                  -----------
Retail                               5.5%      50,500  The Gap.......................................  $ 1,540,250
                                               58,100  Wal-Mart Stores, Inc..........................    1,234,624
                                                                                                       -----------
                                                                                                         2,774,874
                                                                                                       -----------
Telecommunications                   7.6%      18,000  Ericsson (LM.) Tel.Co., Class B (ADR)**.......      992,250
                                               52,300  Pacific Telesis Group.........................    1,490,550
                                               32,900  Telefonos de Mexico (ADR)**...................    1,348,898
                                                                                                       -----------
                                                                                                         3,831,698
                                                                                                       -----------
                                                       Total Common Stocks (Cost $47,314,573)........   47,319,476
                                                                                                       -----------
                                                       Total Investments (Cost $50,514,573) --
                                                        99.6%........................................   50,519,476
                                                       Total Other Assets -- .4%.....................      194,315
                                                       Total Liabilities (0%)........................       (1,632)
                                                                                                       -----------
                                                           Total Net Assets 100.0%...................  $50,712,159
                                                                                                       -----------
                                                                                                       -----------

NOTES TO STATEMENT OF INVESTMENTS:

(+) See Note 1 of notes to financial statements.

(a) Interest rate represents the annualized yield on date of purchase.

**--American Depositary Receipts.

                       See notes to financial statements.

                                 THE GCG TRUST
                            EMERGING MARKETS SERIES
                STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 1994

                              PERCENT OF     PRINCIPAL
                              NET ASSETS      AMOUNT                                                       VALUE(+)
                             ------------  -------------                                                  -----------
TIME DEPOSITS                       0.9%        $616,646   Sumitomo Bank 5.00%, 01/03/95 (Japan) (Cost
                                                           $616,646)....................................     $616,646
                                                                                                          -----------
CONVERTIBLE BONDS                   2.7%         140,000  Acer Corp. Convertible Bond 4.00%, 6/10/01
                                                           (Philipines).................................      352,100
                                                 240,000  Essar Gujarat Convertible Bond 5.5%, 08/05/98
                                                           (India)......................................      418,800
                                                 220,000  Gugarat Ambuja Convertible Bond 3.50%,
                                                           06/30/99 (India).............................      331,100
                                                 190,000  JG Summit Ltd. Convertible Bond
                                                           3.50%, 12/23/03 (Philipines).................      139,650
                                                 250,000  SCICI, Convertible Bond 3.50%, 04/01/04
                                                           (India)......................................      221,875
                                                 175,000  United Micro Electronics Convertible Bond
                                                           1.25%, 06/08/04 (Taiwan).....................      270,813
                                                                                                          -----------
                                                          (Cost $1,691,449).............................    1,734,338
                                                                                                          -----------


                                              SHARES
                                           -------------
COMMON STOCK                       83.3%
Banking                            11.9%         144,390  Banco De Credito (Peru).......................      317,290
                                                   9,563  Banco Del Sudsa (Argentina)...................       72,825
                                                  27,700  Banco Frances Del Rio Plata (Argentina).......      183,186
                                                  36,855  Banco Mercantil Class A (Venezuela)...........       69,374
                                                   5,896  Banco Mercantil Class B (Venezuela)...........       11,272
                                                  15,166  Banco Provincial Ord (Venezuela)..............       39,520
                                                   5,292  Banco Venezuela de Credito (Venezuela)........      230,364
                                                  32,400  Bangkok Bank (Thailand).......................      345,944
                                                 164,600  Bank International Indonesia (Indonesia)......      523,965
                                                 160,000  Commerce Asset Ord. (Malaysia)................      645,515
                                                 432,000  New Development & Commercial Bank
                                                           (Malaysia)...................................      964,512
                                                 203,887  Grupo Financiero Banamex "L" (Mexico).........      580,405
                                                 199,700  Grupo Financiero Norte "C" (Mexico)*..........      484,957
                                                  12,980  Metropolitan Bank & Trust (Philippines).......      367,758
                                                  78,000  Overseas Chinese Bank (Singapore).............      802,469
                                                 118,000  Overseas Union Bank (Singapore)...............      687,929
                                                  11,900  Philippine Savings Bank (Philippines)*........      315,328
                                                  17,381  Philippine National Bank (Philippines)........      244,456
                                                 404,000  PT Bank Denang Nasionale Indonesia
                                                           (Indonesia)..................................      675,171
                                                     250  Corp Financiera Del Valle SA ADR**
                                                           (Columbia)...................................        5,625
                                                  29,656  Grupo Financiero Serfin ADR** (Mexico)........      222,420
                                                                                                          -----------
                                                                                                            7,790,285
                                                                                                          -----------
Building & Construction             7.1%           2,500  Grupo Industrial Bufete SA ADR** (Mexico).....       73,750
                                                  40,250  Grupo Industrial Bufete CPO (Mexico)..........      365,315
                                                 868,000  Pilecon Engineer (Malaysia)...................    1,135,574
                                                 287,000  Tanjong Plc (Malaysia)........................      854,367
                                                  46,100  Tolmex SA B2 Ord (Mexico).....................      393,137
                                                 318,000  United Engineers (Malaysia)...................    1,569,448
                                                 112,833  Ceramicas Carabobo Class B ADR (Venezuela)**..      141,042
                                                  18,350  Grupo Mexicano de Desarrallo ADR** (Mexico)...      139,919
                                                                                                          -----------
                                                                                                            4,672,552
                                                                                                          -----------
Diversified                        10.0%          30,400  Aracruz Celulose ADR** (Brazil)...............      387,600
                                                  13,500  Chilquinta ADR (Chile)** #....................      232,254
                                                  27,900  Corimon SA ADR (Venezuela)**..................      254,587

                                 THE GCG TRUST
                            EMERGING MARKETS SERIES
          STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 1994 (CONTINUED)

                              PERCENT OF
                              NET ASSETS      SHARES                                                       VALUE(+)
                             ------------  -------------                                                  -----------
Diversified (Continued)                           78,300  Desc Sociedad De Fomento Indl Class B
                                                           (Mexico).....................................  $   381,563
                                                   9,500  Desc Sociedad De Fomento Class C NPV
                                                           (Mexico).....................................       53,817
                                                  80,000  Gruma SA Series B (Mexico)....................      330,559
                                                 144,060  Grupo Carso (Mexico)*.........................    1,077,891
                                                  35,039  Grupo Industrial Durango ADR** (Mexico).......      494,926
                                                 160,000  Hutchison Whampoa (Hong Kong).................      647,196
                                                 328,000  Indah Kiat Pulp & Paper (Indonesia)...........      387,813
                                                  44,800  Jardine Matheson (Hong Kong)..................      319,876
                                                  34,000  Industrials Oxygen Inc (Malaysia).............       40,752
                                                  24,000  Modern Realty Ltd (Indonesia).................       65,484
                                                  76,000  Pt Modern Photo Film (Indonesia)..............      321,419
                                               1,450,000  SM Prime Holdings Inc (Philipines)............      472,890
                                                 345,000  Technology Resources Industries (Malaysia)....    1,101,351
                                                                                                          -----------
                                                                                                            6,569,978
                                                                                                          -----------
Diversified Manufacturing           0.6%          13,746  Madeco SA ADR (Chile)**.......................      364,269
                                                                                                          -----------
Electronics                         3.0%          73,000  Hana Microelectronics (Thailand)..............      511,873
                                                   3,800  Samsung Electronics Co (Korea)................      542,436
                                                  13,900  Samsung Electronics GDS Non-voting (Korea)....      695,000
                                                     575  Samsung Electronics GDS Voting (Korea)........       34,500
                                                 684,000  Tomei International Holdings (China)..........       53,921
                                                   6,000  Yageo GDR (Taiwan)............................      103,500
                                                                                                          -----------
                                                                                                            1,941,230
                                                                                                          -----------
Emerging Markets                   22.0%       2,000,000  Acesita Ord(Brazil)*..........................      148,936
                                                  25,145  Benpres Holdings GDR* (Philipines)............      232,591
                                                  33,000  Cadenalco (Columbia)#*........................      528,000
                                                  78,313  Cemento Norte Pacasmayo (Peru)................      301,067
                                                  14,150  Cementos Diamante#* (Columbia)................      332,525
                                                  13,475  Cementos Paz Del Rio ADR** (Columbia).........      269,500
                                                  93,015  Cemex SA NPV (Mexico).........................      474,046
                                               1,533,340  Cemig Cia Energy (Brazil).....................      139,559
                                                  66,875  Cerveceria Backus & Johnston (Peru)...........      151,518
                                                 115,414  Cerveceria San Juan (Peru)....................      232,614
                                               2,880,000  Cia Paulista Fuersa (Brazil)..................      255,319
                                                 280,607  Compania Peruana de Telephono (Peru)..........      326,822
                                                 201,000  Cia Siderurgica Paulista (Brazil).............      585,656
                                                 279,413  Colorin Industria de Material (Argentina).....      209,980
                                                  28,124  Compania Interamericano De Auto (Argentina)...      246,578
                                                  54,665  Corporation Cementera Argentina S.A.
                                                           (Argentina)*.................................      361,512
                                                  25,100  Corporacion Geo ADR (Mexico)**................      527,100
                                                 832,000  Coteminas (Brazil)............................      285,201
                                              12,675,010  Companhia Siderurgica Nacional (Brazil).......      432,239
                                                  15,000  Desc S.A. ADR Series C (Mexico)**.............      354,375
                                                 141,557  Elecricidad de Caracas (Venezuela)............      202,343
                                               2,628,167  Centrais Electrobas NPV (Brazil)..............      928,867
                                                  60,755  Ferryros (Peru)...............................      103,654
                                                 466,000  Grupo Posadas Series "A" (Mexico).............      367,123
                                                 275,000  Grupo Posadas Series "L" (Mexico)*............      214,416
                                                  14,000  Grupo Simec SA ADS (Argentina)*...............      211,750
                                                 133,140  Grupo Situr Class B (Mexico)..................      275,742
                                                 763,000  Henderson Invesments (Hong Kong)..............      502,882
                                                 139,205  Invers Y Represente Ord (Argentina)...........      383,581
                                                   4,306  Invers Y Represente ADR (Argentina)**.........      115,186

                                 THE GCG TRUST
                            EMERGING MARKETS SERIES
          STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 1994 (CONTINUED)

                              PERCENT OF
                              NET ASSETS      SHARES                                                       VALUE(+)
                             ------------  -------------                                                  -----------
Emerging Markets
 (Continued)                                      21,000  John Keells Holdings GDS (Sri Lanka)..........  $   186,375
                                                  61,066  Juan Minetti Ord (Argentina)..................      302,882
                                                  16,964  Minsur "T" Ord (Peru).........................      173,576
                                                 203,000  PT Mulia Industrindo (Indonesia)..............      553,888
                                                   7,000  PT Tri Polyta Indonesia ADR (Indonesia)* **...      169,750
                                                  49,117  Southern Peru Copper (Peru)*..................      271,954
                                                 722,589  Sudamtex Ord "B" (Venezuela)..................      121,140
                                               6,750,000  Telebras ON Ord (Brazil)......................      291,223
                                                  78,582  Telecom Argentina (Argentina).................      385,823
                                                     360  Telecom Argentina ADR (Argentina)**...........       17,550
                                                 601,750  Telefonos de Mexico Series "L" (Mexico).......    1,251,151
                                                  34,600  Thai Petrochemical (Thailand).................       76,575
                                                  59,375  TPI Polene Co. (Thailand).....................      529,880
                                                  23,000  Usiminas ADR (Brazil)** #.....................      307,510
                                                                                                          -----------
                                                                                                           14,339,959
                                                                                                          -----------
Financial Services                  1.3%             430  HSBC Holdings Plc. (Hong Kong)................        4,640
                                               1,840,000  Manhattan Card., Ltd. (Hong Kong).............      701,473
                                                 228,500  Venaseta Class A (Venezuela)..................       22,850
                                                  45,700  Venaseta Class B (Venezuela)..................        4,382
                                                  12,980  Servicios Financieros Quadrum ADR
                                                           (Mexico)**...................................       82,748
                                                                                                          -----------
                                                                                                              816,093
                                                                                                          -----------
Food Product & Beer                 2.3%          25,935  Cervecer Bieckert (Argentina)*................      155,922
                                                  28,000  Panamerican Beverages Inc. ADR (Mexico)**.....      885,500
                                                  10,065  Quilmes Industrial SA (Argentina).............      241,560
                                                 300,000  San Miguel Brewery Ltd (Hong Kong)............      207,418
                                                                                                          -----------
                                                                                                            1,490,400
                                                                                                          -----------
Foreign Miscellaneous               5.0%          16,326  Banco Galicia ADR (Argentina)**...............      281,623
                                                  30,800  Carulla ADR (Columbia)**......................      488,950
                                                  10,922  Cemig ADR (Brazil)**..........................      270,320
                                                   4,492  Cia Vale Rio Doce ADR (Brazil)**..............      214,789
                                                  21,539  Maderas Y Sinteticos Sociedad Anoma ADR
                                                           (Chile)**....................................      549,245
                                                  17,500  Mavesa S.A ADR (Venezuela)**#.................       86,536
                                                   3,000  Pohang Iron & Steel (South Korea).............      291,570
                                                 283,000  Sahaviriya Steel Industry (Thailand)..........      721,594
                                               1,880,000  Valle Rio Doce PN (Brazil)....................      360,000
                                                                                                          -----------
                                                                                                            3,264,627
                                                                                                          -----------
Insurance                           1.3%       1,266,000  National Mutual Asia Series A (Hong Kong).....      834,402
                                                                                                          -----------
Paper                               0.0%          45,000  Venezolana De Pulpa y Papel (Venezuela).......       31,500
                                                                                                          -----------
Printing & Publishing               1.5%          53,000  Singapore Press Holdings (Singapore)..........      963,306
                                                                                                          -----------
Real Estate Investment              6.7%         148,000  City Developments (Singapore).................      827,298
 Trust                                            63,100  Hemaraj Land Development (Thailand)...........      217,456
                                                 286,666  Duta Anggada Realty (Indonesia)...............      195,543
                                                   7,966  Hong Kong Land Holdings Ltd. (Hong Kong)......       15,545
                                               1,303,000  Hopewell Holdings (Hong Kong).................    1,077,694
                                                 252,000  Singapore Land (Singapore)....................    1,477,778
                                                 175,000  Wharf Holdings (Hong Kong)....................      590,269
                                                                                                          -----------
                                                                                                            4,401,583
                                                                                                          -----------
Retail                              1.0%         537,884  Organizacion Soriana Series B (Mexico)........      642,184
                                                                                                          -----------
Telecommunication                   2.9%         380,400  Hong Kong Telecommunications (Hong Kong)......      725,110

                                 THE GCG TRUST
                            EMERGING MARKETS SERIES
          STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 1994 (CONTINUED)

                              PERCENT OF
                              NET ASSETS      SHARES                                                       VALUE(+)
                             ------------  -------------                                                  -----------
Telecommunications
 (Continued)                                       6,786  Telebras Spons ADR (Brazil)**.................  $   303,655
                                                  33,300  Telex-Chile ADR (Chile)**.....................      353,813
                                                   8,250  PT Indonesia Satelite ADR (Indonesia)**.......      294,938
                                                   5,535  Telefonos de Mexico ADR (Mexico)**............      226,935
                                                                                                          -----------
                                                                                                            1,904,451
                                                                                                          -----------
Transportation                      2.1%         101,000  Swire Pacific Ltd Class A (Hong Kong).........      629,129
                                                 350,000  Orient Overseas International Ltd. (Hong
                                                           Kong)........................................      228,418
                                                  62,600  Unithai Line Public Co. Ltd (Thailand)........      488,829
                                                                                                          -----------
                                                                                                            1,346,376
                                                                                                          -----------
Utilities                           4.6%          47,500  Calcutta Electric GDR (India).................      356,250
                                                  75,028  Central Puerto Buenos Aires Ord (Argentina)...      372,132
                                                   1,950  Central Puerto Buenos Aires ADR
                                                           (Argentina)**................................       48,260
                                                  20,500  Chilgener S.A. ADR** (Chile)..................      504,813
                                                 366,000  Consolidated Electric Power (Hong Kong).......      804,083
                                                 327,000  Hong Kong Electric (Hong Kong)................      893,777
                                                                                                          -----------
                                                                                                            2,979,315
                                                                                                          -----------
                                                          Total Common Stocks
                                                           (Cost $64,052,028)...........................   54,352,510
                                                                                                          -----------
PREFERRED STOCK                     6.4%      29,420,000  Banco Bradesco (Brazil).......................      250,383
                                                 973,333  Brahma (Brazil)...............................      320,820
                                                 235,000  Cesp-CIA Energetica de Sao Paulo (Brazil).....      305,556
                                                 818,000  Iochpe-Maxion NPV (Brazil)....................      570,472
                                               5,892,600  Lojas Renner SA (Brazil)......................      104,479
                                               1,951,000  Mesbla NPV (Brazil)...........................      350,534
                                             198,744,668  Refrigeracao Parana SA NPV (Brazil)...........      657,784
                                               9,493,000  Telebras (Brazil).............................      425,277
                                               4,500,780  Telec De Dao Paulo SA Telesp(Brazil)..........      641,069
                                             379,000,000  Usiminas (Brazil)#*...........................      515,189
                                                                                                          -----------
                                                          (Cost $3,930,209).............................    4,141,563
                                                                                                          -----------
OPTIONS & WARRANTS                  0.1%           4,000  Companhia Paulista de Foren Luz, Call Option @
                                                           $70, expiring 11/95 (Brazil).................       32,757
                                                  75,000  Henderson Invesments-Warrants (Hong Kong)*....          755
                                                 740,000  Hutchinson Whampao-Warrants (Hong Kong)*......       46,860
                                                                                                          -----------
                                                          (Cost $82,435)................................       80,372
                                                                                                          -----------
                                                          Total Investments
                                                           (Cost $70,372,767) -- 93.4%..................  $60,925,429
                                                          Total Other Assets -- 7.1%....................    4,602,631
                                                          Total Liabilities -- (0.5%)...................     (304,148)
                                                                                                          -----------
                                                          Total Net Assets -- 100.0%....................  $65,223,912
                                                                                                          -----------
                                                                                                          -----------

NOTES TO STATEMENT OF INVESTMENTS:

(+) See Note 1 of notes to financial statements.

 *--Non-income producing security.
**--American Depositary Receipts.
#--Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1994 the value of these securities amounted to $1,486,825 or 2.3% of net assets.
GDS--Global Depository Shares
GDR--Global Depository Receipts
ADS--American Depository Shares

                       See notes to financial statements.

                                 THE GCG TRUST
                             MARKET MANAGER SERIES
                STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 1994

                              PERCENT OF     PRINCIPAL
                              NET ASSETS      AMOUNT                                                       VALUE(+)
                             ------------  -------------                                                  -----------
SHORT TERM U.S. AGENCY
 OBLIGATIONS                       32.2%   $      66,000  FHLMC Discount Note, 1/18/95..................  $    65,876
                                                 100,000  FHLMC Discount Note, 1/19/95..................       99,762
                                                 280,000  Federal Home Loan Bank Discount Note,
                                                           1/26/95......................................      278,913
                                                 115,000  FNMA Discount Note, 1/30/95...................      114,514
                                                 330,000  FNMA Discount Note, 1/31/95...................      328,411
                                                                                                          -----------
                                                          (Cost $887,476)...............................      887,476
                                                                                                          -----------
COMMERCIAL PAPER                   10.2%         280,000  General Electric Capital Corporation, 2/01/95
                                                           (Cost $279,929)..............................      279,929
                                                                                                          -----------
SHORT-TERM U.S. GOVERNMENT         49.1%       1,357,000  U. S. Treasury Bills, 1/12/95-2/16/95
 OBLIGATIONS                                               (Cost $1,351,427)............................    1,351,427
                                                                                                          -----------
                                                          Total Investments
                                                           (Cost $2,518,832) -- 91.5%...................  $ 2,518,832
                                                          Total Other Assets -- 8.5%....................      235,414
                                                          Liabilities -- (0%)...........................            0
                                                                                                          -----------
                                                          Total Net Assets -- 100%......................  $ 2,754,246
                                                                                                          -----------
                                                                                                          -----------

NOTES TO STATEMENT OF INVESTMENTS:

(+) See Note 1 of notes to financial statements.

                       See notes to financial statements.

                                 THE GCG TRUST

                         NOTES TO FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    The GCG Trust, ("the Trust") is registered under the Investment Company Act of 1940 as a diversified, open-end series investment company and is intended to be a funding vehicle for variable annuity contracts ("contracts") and variable life insurance policies ("policies") offered by the separate accounts of life insurance companies. The Trust currently functions as the funding vehicle for contracts and policies offered by Golden American Life Insurance Company ("Golden American"), a wholly-owned subsidiary of BT Variable, Inc. ("BTV"), an indirect subsidiary of Bankers Trust Company, by the Mutual Benefit Life
Insurance Company in Rehabilitation and by The Hartford Life Insurance Companies. These financial statements include the following series of the Trust:
Liquid Asset ("LA"), Limited Maturity Bond ("LMB"), Natural Resources ("NR"), All-Growth ("AG"), Real Estate ("RE"), Fully Managed ("FM"), Multiple Allocation ("MA"), Capital Appreciation ("CA"), Rising Dividends ("RD"), Emerging Markets ("EM") and Market Manager ("MM"). The Trust's Manager is Directed Services, Inc. ("DSI"), a wholly-owned subsidiary of BTV (see Note 4). As of December 31, 1994, the Portfolio Managers of each of the Series above were as follows: Bankers Trust Company (LA, LMB, EM and MM), Van Eck Associates Corp. (NR), Warburg, Pincus Counsellors, Inc. (AG), Chancellor Capital Management, Inc. (RE and CA), Weiss, Peck & Greer Advisors, Inc. (FM), Zweig Advisors, Inc. (MA), and Kayne, Anderson Investment Management, Inc. (RD). Effective June 30, 1994, the Board of Trustees of the Trust terminated the Portfolio Management Agreement between DSI and J.M. Hartwell & Company, Inc., the Portfolio Manager of the AG Series. Effective July 1, 1994, the Board of Trustees appointed Warburg as the new Portfolio Manager for such Series. Also effective December 31, 1994, the Board of Trustees terminated the Portfolio Management Agreements between DSI and Weiss, Peck and Greer Advisors, Inc. and Chancellor Capital Management, Inc., the Portfolio Managers of the FM and the RE Series, respectively. Effective January 1, 1995, the Board of Trustees appointed T. Rowe Price Associates, Inc. and E.I.I. Realty Securities, Inc. as the new Portfolio Managers for the FM and the RE Series, respectively.

    All Series commenced operations on January 24, 1989, except for the Capital Appreciation Series which commenced operations on May 4, 1992, the Rising Dividends and the Emerging Markets Series which commenced operations on October 4, 1993, and the Market Manager Series which commenced operations on November 14, 1994.

    The following is a summary of significant accounting policies consistently followed in the preparation of the Trust's financial statements. The policies are in conformity with generally accepted accounting principles.

    INVESTMENTS VALUATION: The valuation of the Trust's assets is determined once each business day, Monday through Friday, at or about 4:00 p.m., New York City time, on each day that the New York Stock Exchange is open for trading.

    Portfolio securities for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales price at which domestic and foreign securities were traded, or, if no sales are reported, the mean between representative bid and ask quotations obtained from a quotation reporting system or from established market makers. In other cases, securities are valued at their fair value as determined in good faith under the direction of the Board of Trustees.

    The value of a foreign security is determined in its national currency based upon the price on the pertinent foreign exchange immediately preceding the time of valuation. Debt securities, including those to be purchased under firm commitment agreements are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Debt obligations having a maturity of sixty days

                                 THE GCG TRUST

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) or less may be valued at amortized cost unless the Portfolio Manager believes that amortized cost does not approximate market value. The Portfolio securities of the Liquid Asset Series are valued using the amortized cost method, which approximates market value.

    CURRENCY TRANSLATION: Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar as of the close of business immediately preceding the time of valuation. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

    The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain (loss) on investments and foreign currency transactions.

    Net realized foreign exchange gains and losses arising from the sale of forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually received or paid were $25,156 for the Emerging Markets Series. Net unrealized foreign exchange gains and losses arising from changes in the value of assets and liabilities, other than investments in securities at December 31, 1994 resulting from changes in the exchange rate were $8,696 for the Emerging Markets Series. For the Natural Resource Series, All-Growth Series, Fully Managed Series, Multiple Allocation Series and Rising Dividends Series, realized and unrealized foreign exchange gains and losses were not material.

    REPURCHASE AGREEMENTS: Each Series may enter into repurchase agreements in accordance with guidelines approved by the Board of Trustees of the Trust. Each Series bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Series is delayed or prevented from exercising its right to dispose of the underlying securities including the risk of a possible decline in the value of the underlying securities during the period while the Series seeks to assure its rights. Each Series takes possession of the collateral, and reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Series enters into repurchase agreements to evaluate potential risks. The market value of the underlying securities received as collateral must be at least equal to the total amount of the repurchase obligation. In the event of counterparty default, the Series has the right to use the underlying securities to offset the loss.

    FORWARD CONTRACTS: Certain Series of the Trust may enter into forward foreign exchange contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings. A forward exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the cost of the original contracts and the amount realized upon the closing of such contracts is included in realized gains or losses from investment transactions. Fluctuations in the value of forward foreign currency exchange contracts held are recorded for financial reporting purposes as unrealized gains or losses by the Trust on a daily basis. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At December 31, 1994, there were no open forward foreign exchange contracts in any of the Series.

    FEDERAL INCOME TAXES -- Each Series of the Trust is a separate entity for federal income tax purposes. No provision for federal income taxes has been made since each Series of the Trust has

                                 THE GCG TRUST

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
complied and intends to continue to comply with provisions of the Internal Revenue Code available to regulated investment companies and to distribute its taxable income to shareholders sufficient to relieve it from all or substantially all Federal income taxes.

    Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with income tax regulations and may differ from net investment income and realized gains recorded by the Trust. These differences may include temporary timing differences related to recognition of income and gains or losses from investment transactions and different treatment in wash sales.

    OTHER -- Investment transactions are recorded on trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income (including amortization of premium and discount on securities) and expenses are accrued daily. Realized gains and losses from investment transactions are recorded on an identified cost basis which is the same basis the Trust uses for federal income tax purposes. Purchases of securities under agreements to resell are carried at cost, and the related accrued interest is included in interest receivable.

2. COST OF INVESTMENTS, UNREALIZED APPRECIATION AND DEPRECIATION, AND PURCHASES AND SALES OF INVESTMENT SECURITIES.
    At December 31, 1994, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments). The gross unrealized appreciation and depreciation of investments at December 31, 1994 and purchases and sales of investment securities excluding short term securities for the year ended December 31, 1994 consisted of the following:

                                         LIQUID ASSET    LIMITED MATURITY     NATURAL RESOURCES      ALL-GROWTH
                                            SERIES          BOND SERIES             SERIES             SERIES
                                        --------------  -------------------  --------------------  --------------
Purchases.............................       $ 0           $119,152,709          $17,017,367         $91,408,088
                                        --------------  -------------------  --------------------  --------------
                                        --------------  -------------------  --------------------  --------------
Sales.................................       $ 0           $117,879,671          $ 6,578,673         $84,315,191
                                        --------------  -------------------  --------------------  --------------
                                        --------------  -------------------  --------------------  --------------
Gross Appreciation....................       $ 0           $     19,140          $ 3,759,104         $ 1,177,074
Gross Depreciation....................       $ 0             (1,616,689)          (1,359,887)         (2,634,950)
                                        --------------  -------------------  --------------------  --------------
Net unrealized appreciation
 (depreciation) for federal income tax
 purposes.............................       $ 0           $ (1,597,549)         $ 2,399,217         $(1,457,876)
                                        --------------  -------------------  --------------------  --------------
                                        --------------  -------------------  --------------------  --------------

                                 THE GCG TRUST

2. COST OF INVESTMENTS, UNREALIZED APPRECIATION AND DEPRECIATION, AND PURCHASES AND SALES OF INVESTMENT SECURITIES. (CONTINUED)

                                                                                     MULTIPLE         CAPITAL
                                                REAL ESTATE     FULLY MANAGED       ALLOCATION      APPRECIATION
                                                   SERIES           SERIES            SERIES           SERIES
                                               --------------  ----------------  ----------------  --------------
Purchases....................................    $25,634,212      $74,445,374      $460,076,883      $65,456,260
                                               --------------  ----------------  ----------------  --------------
                                               --------------  ----------------  ----------------  --------------
Sales........................................    $20,212,094      $68,970,332      $396,073,224      $67,459,121
                                               --------------  ----------------  ----------------  --------------
                                               --------------  ----------------  ----------------  --------------
Gross Appreciation...........................    $ 1,271,071      $ 3,411,676      $  2,880,782      $ 5,205,191
Gross Depreciation...........................     (1,075,486)      (9,114,780)       (5,222,097)      (3,855,150)
                                               --------------  ----------------  ----------------  --------------
Net unrealized appreciation (depreciation)
 for federal income tax purposes.............    $   195,585      $(5,703,104)     $ (2,341,315)     $ 1,350,041
                                               --------------  ----------------  ----------------  --------------
                                               --------------  ----------------  ----------------  --------------

                                                  RISING
                                                DIVIDENDS     EMERGING MARKETS  MARKET MANAGER
                                                  SERIES           SERIES         SERIES(a)
                                              --------------  ----------------  --------------
Purchases...................................    $45,871,349     $104,457,122         $ 0
                                              --------------  ----------------  --------------
                                              --------------  ----------------  --------------
Sales.......................................    $ 8,966,934     $ 58,119,472         $ 0
                                              --------------  ----------------  --------------
                                              --------------  ----------------  --------------
Gross Appreciation..........................    $ 2,759,486     $  3,041,573         $ 0
Gross Depreciation..........................     (2,754,583)     (12,488,911)          0
                                              --------------  ----------------  --------------
Net unrealized appreciation (depreciation)
 for federal income tax purposes............    $     4,903     $ (9,447,338)        $ 0
                                              --------------  ----------------  --------------
                                              --------------  ----------------  --------------

------------------------
(a) Commencement of operations, November 14, 1994.

3.  FEDERAL INCOME TAXES
    For federal income tax purposes, the Series indicated below have capital loss carryforwards as of December 31, 1994 which are available to offset future capital gains, if any.

                                               CAPITAL LOSS
                                               CARRYFORWARD      EXPIRATION
                                              ---------------  --------------
Liquid Asset Series.........................    $      238    2001 - 2002
                                              ---------------
                                              ---------------
Limited Maturity Bond Series................    $2,253,045        2002
                                              ---------------
                                              ---------------
All-Growth Series...........................    $1,417,490    1997 - 2001
                                              ---------------
                                              ---------------
Real Estate Series..........................    $  200,235    1998 - 2002
                                              ---------------
                                              ---------------
Fully Managed Series........................    $  801,172        2002
                                              ---------------
                                              ---------------
Multiple Allocation Series..................    $7,516,598        2002
                                              ---------------
                                              ---------------
Capital Appreciation Series.................    $  339,527        2002
                                              ---------------
                                              ---------------
Rising Dividends Series.....................    $  563,865    2001 - 2002
                                              ---------------
                                              ---------------

                                 THE GCG TRUST

4.  MANAGEMENT FEES, ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
    In accordance with the terms of the Management Agreement between the Trust and DSI, the Trust pays a single unified fee to DSI to cover all ordinary operating expenses (as defined) of each series of the Trust, except for Trustees fees and taxes. For such services, the Trust pays to DSI a monthly fee in accordance with the following schedule: For the Multiple Allocation, Fully Managed, Natural Resources, Real Estate, All-Growth, Capital Appreciation and Rising Dividends Series, the Trust pays to DSI a fee at an annual rate of 1.0% of the average daily net assets of all of these Series, in the aggregate, on the first $750 million in the combined net assets of these Series, 0.95% on the next $1.250 billion in assets, 0.90% on the next $1.5 billion in assets, and 0.85% on the amount of assets in excess of $3.5 billion. For the Limited Maturity Bond and Liquid Asset Series, the Trust pays to DSI a fee at an annual rate of 0.60% of the average daily net assets of both Series, in the aggregate, on the first $200 million in the combined net assets of both Series, 0.55% on the next $300 million in assets, and 0.50% on the amount of assets in excess of $500 million. For the Emerging Markets Series, the Trust pays to DSI a fee at an annual rate of 1.50% of the average daily net assets of the Series. For the Market Manager Series, the Trust pays to DSI a fee at an annual rate of 1.0% of the average daily net assets of the Series. For the period November 14, 1994 to March 3, 1995, the expiration of the offering period, DSI has waived the fee with respect to such Series. DSI pays advisory fees to the respective portfolio managers from the fees earned under the Management Agreement.

    Certain officers and trustees of the Trust are also officers and/or directors of DSI and/or BTV.

    Weiss, Peck & Greer, Inc., a related party to Weiss, Peck & Greer Advisers, Inc., received $78,271 in brokerage commissions relating to transactions executed on behalf of the Fully Managed Series. Watermark Securities, Inc., a related party to Zweig Advisors, Inc., received $51,764 in brokerage commissions relating to transactions executed on behalf of the Multiple Allocation Series. BT Securities, Inc., a wholly-owned subsidiary of Bankers Trust received $975 in brokerage commissions relating to transactions executed on behalf of the Market Manager Series.

    At December 31, 1994, the Trust owed to DSI $23,107 for unified fees.

                                 THE GCG TRUST

5.  FINANCIAL HIGHLIGHTS
    Selected data for a share of beneficial interest outstanding throughout each period.

                                                                               LIQUID ASSET SERIES
                                                         -----------------------------------------------------
                                                           1994       1993        1992       1991       1990
                                                         --------   ---------  ---------  ---------  ---------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period.................   $  1.00    $  1.00    $  1.00    $ 1.00     $ 1.00
                                                         ---------  ---------  ---------  --------   --------
    Net investment income..............................      0.04       0.03       0.03      0.05       0.07
    Net gain (loss) on securities -- realized and
     unrealized........................................      0.00       0.00       0.00      0.00       0.00
                                                         ---------  ---------  ---------  --------   --------
  Total from investment operations.....................      0.04       0.03       0.03      0.05       0.07
                                                         ---------  ---------  ---------  --------   --------
  Less distributions:
    Dividends from investment income...................     (0.04)     (0.03)     (0.03)    (0.05)     (0.07)
    Distributions from capital gains...................      0.00       0.00       0.00      0.00       0.00
                                                         ---------  ---------  ---------  --------   --------
  Total distributions..................................     (0.04)     (0.03)     (0.03)    (0.05)     (0.07)
                                                         ---------  ---------  ---------  --------   --------
    Net asset value, end of period.....................   $  1.00    $  1.00    $  1.00    $ 1.00     $ 1.00
                                                         ---------  ---------  ---------  --------   --------
                                                         ---------  ---------  ---------  --------   --------
TOTAL INVESTMENT RETURN................................      3.89%      2.64%      3.13%     5.66%      7.75%
RATIOS AND SUPPLEMENTAL DATA
  Total net assets, end of period
   (000's omitted).....................................   $46,122    $16,808    $13,206    $9,790     $8,709
                                                         ---------  ---------  ---------  --------   --------
                                                         ---------  ---------  ---------  --------   --------
  Ratio of expenses to average net assets..............      0.61%      0.61%      0.74%     0.76%      0.66%
  Decrease reflected in above expense ratio due to
   expense limitations.................................      --         0.08%      0.50%     1.01%      1.84%
  Ratio of net investment income to average net
   assets..............................................      3.89%      2.60%      3.04%     5.48%      7.56%
  Portfolio turnover rate..............................      N/A        N/A        N/A       N/A        N/A

                                 THE GCG TRUST

5.  FINANCIAL HIGHLIGHTS (CONTINUED)
    Selected data for a share of beneficial interest outstanding throughout each period.

                                                                         LIMITED MATURITY BOND SERIES
                                                        ---------------------------------------------------------
                                                           1994         1993       1992         1991       1990
                                                        -----------  ---------  ----------  ----------  ---------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period................   $ 10.62     $  10.43     $ 10.54     $ 10.15    $ 10.16
                                                        ----------  ----------  ----------  ----------  ---------
    Net investment income.............................      0.51         0.40        0.60        0.68       0.72
    Net gain (loss) on securities -- realized and
     unrealized.......................................     (0.64)        0.23       (0.11)       0.42       0.00
                                                        ----------  ----------  ----------  ----------  ---------
                                                        ----------  ----------  ----------  ----------  ---------
  Total from investment operations....................     (0.13)        0.63        0.49        1.10       0.72
                                                        ----------  ----------  ----------  ----------  ---------
                                                        ----------  ----------  ----------  ----------  ---------
  Less distributions:
    Dividends from investment income..................     (0.51)       (0.40)      (0.60)      (0.68)     (0.72)
    Distributions from capital gains..................      0.00        (0.04)       0.00       (0.03)     (0.01)
                                                        ----------  ----------  ----------  ----------  ---------
                                                        ----------  ----------  ----------  ----------  ---------
  Total distributions.................................     (0.51)       (0.44)      (0.60)      (0.71)     (0.73)
                                                        ----------  ----------  ----------  ----------  ---------
                                                        ----------  ----------  ----------  ----------  ---------
  Net asset value, end of period......................   $  9.98     $  10.62     $ 10.43     $ 10.54    $ 10.15
                                                        ----------  ----------  ----------  ----------  ---------
                                                        ----------  ----------  ----------  ----------  ---------
TOTAL INVESTMENT RETURN...............................     (1.19)%       6.20%       4.84%      11.27%      7.87%
RATIOS AND SUPPLEMENTAL DATA
  Total net assets, end of period
   (000's omitted)....................................   $72,213      $72,219     $40,213     $16,144     $8,321
                                                        -----------  ---------- ----------  ----------  ---------
                                                        -----------  ---------- ----------  ----------  ---------
  Ratio of expenses to average net assets.............      0.60%        0.61%       0.72%       0.87%      0.81%
  Decrease reflected in above expense ratio due to
   expense limitations................................      --           0.04%       0.27%       0.89%      2.09%
  Ratio of net investment income to average net
   assets.............................................      4.73%        4.64%       5.71%       6.58%      7.47%
  Portfolio turnover rate.............................    209.00%      114.63%      63.25%     464.93%    373.13%

                                 THE GCG TRUST

5.  FINANCIAL HIGHLIGHTS (CONTINUED)
    Selected data for a share of beneficial interest outstanding throughout each period.

                                                                             NATURAL RESOURCES SERIES
                                                          ----------------------------------------------------
                                                             1994       1993       1992      1991      1990
                                                          ---------  ---------  ---------  --------  ---------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period..................   $ 13.89    $  9.31    $10.46     $10.11     $11.89
                                                          ---------  ---------  ---------  --------  ---------
    Net investment income...............................      0.13       0.07      0.14       0.13      0.13
    Net gain (loss) on securities -- realized and
     unrealized.........................................      0.23       4.58     (1.15)      0.35     (1.78)
                                                          ---------  ---------  ---------  --------  ---------
  Total from investment operations......................      0.36       4.65     (1.01)      0.48     (1.65)
                                                          ---------  ---------  ---------  --------  ---------
  Less distributions:
    Dividends from investment income....................     (0.13)     (0.07)    (0.14)     (0.13)    (0.13)
    Distributions from capital gains....................     (0.24)      0.00      0.00       0.00      0.00
                                                          ---------  ---------  ---------  --------  ---------
  Total distributions...................................     (0.37)     (0.07)    (0.14)     (0.13)    (0.13)
                                                          ---------  ---------  ---------  --------  ---------
  Net asset value, end of period........................  $  13.88    $ 13.89    $ 9.31     $10.46    $10.11
                                                          ---------  ---------  ---------  --------  ---------
                                                          ---------  ---------  ---------  --------  ---------
TOTAL INVESTMENT RETURN.................................      2.53%     49.93%    (9.81)%     4.70%   (13.84)%
RATIOS AND SUPPLEMENTAL DATA
  Total net assets, end of period
   (000's omitted)......................................   $32,879    $21,517    $2,916     $2,702    $2,552
                                                          ---------  ---------  ---------  --------  --------
                                                          ---------  ---------  ---------  --------  --------
  Ratio of expenses to average net assets...............      1.00%      1.05%     1.50%      1.50%     1.53%
  Decrease reflected in above expense ratio due to
   expense limitations..................................     --          0.08%     0.89%      1.94%     1.93%
  Ratio of net investment income to average net
   assets...............................................      1.01%      1.03%     1.38%      1.21%     1.21%
  Portfolio turnover rate...............................     25.12%      4.77%    19.28%     38.63%    53.99%

                                 THE GCG TRUST

5.  FINANCIAL HIGHLIGHTS (CONTINUED)
    Selected data for a share of beneficial interest outstanding throughout each period.

                                                                             ALL-GROWTH SERIES
                                                        ---------------------------------------------------------
                                                           1994        1993        1992        1991        1990
                                                        ----------  ----------  ----------  ----------  ---------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period................   $ 13.42     $ 12.64     $ 13.05     $  9.65     $ 10.59
                                                        ----------  ----------  ----------  ----------  ---------
    Net investment income.............................      0.11        0.05        0.08        0.11        0.19
    Net gain (loss) on securities -- realized and
     unrealized.......................................     (1.56)       0.78       (0.41)       3.40       (0.94)
                                                        ----------  ----------  ----------  ----------  ---------
  Total from investment operations....................     (1.45)       0.83       (0.33)       3.51       (0.75)
                                                        ----------  ----------  ----------  ----------  ---------
  Less distributions:
    Dividends from investment income..................     (0.11)      (0.05)      (0.08)      (0.11)      (0.19)
    Distributions from capital gains..................      0.00        0.00        0.00        0.00        0.00
                                                        ----------  ----------  ----------  ----------  ---------
  Total distributions.................................     (0.11)      (0.05)      (0.08)      (0.11)      (0.19)
                                                        ----------  ----------  ----------  ----------  ---------
  Net asset value, end of period......................   $ 11.86     $ 13.42     $ 12.64     $ 13.05     $  9.65
                                                        ----------  ----------  ----------  ----------  ---------
                                                        ----------  ----------  ----------  ----------  ---------
TOTAL INVESTMENT RETURN...............................    (10.77)%      6.56%      (2.59)%     36.48%      (7.35)%
RATIOS AND SUPPLEMENTAL DATA
  Total net assets, end of period
   (000's omitted)....................................   $71,218     $56,491     $24,202     $11,857      $5,005
                                                        ----------  ----------  ----------  ----------  ---------
                                                        ----------  ----------  ----------  ----------  ---------
  Ratio of expenses to average net assets.............      1.00%       1.01%       1.31%       1.48%       1.51%
  Decrease reflected in above expense ratio due to
   expense limitations................................     --           0.01%       0.04%       0.40%       1.51%
  Ratio of net investment income to average net
   assets.............................................      1.08%       0.52%       0.61%       0.94%       1.99%
  Portfolio turnover rate.............................    195.65%      29.09%      20.13%      31.39%      88.29%

                                 THE GCG TRUST

5.  FINANCIAL HIGHLIGHTS (CONTINUED)
    Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                REAL ESTATE SERIES
                                                         ----------------------------------------------------------------
                                                            1994         1993        1992         1991          1990
                                                         -----------  -----------  ---------  -----------  ------------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period.................   $ 11.18      $  9.81      $ 9.02      $  7.05     $   9.53
                                                         -----------  -----------  ---------  -----------  ------------
    Net investment income..............................      0.60         0.32        0.52         0.42         0.50
    Net gain (loss) on securities -- realized and
     unrealized........................................      0.11(4)      1.37(4)     0.79         1.97        (2.48)
                                                         -----------  -----------  ---------  -----------  ------------
  Total from investment operations.....................      0.71         1.69        1.31         2.39        (1.98)
                                                         -----------  -----------  ---------  -----------  ------------
  Less distributions:
    Dividends from investment income...................     (0.60)       (0.32)      (0.52)       (0.42)       (0.50)
    Distributions from capital gains...................      0.00         0.00        0.00         0.00         0.00
                                                         -----------  -----------  ---------  -----------  ------------
  Total distributions..................................     (0.60)       (0.32)      (0.52)       (0.42)       (0.50)
                                                         -----------  -----------  ---------  -----------  ------------
  Net asset value, end of period.......................   $ 11.29      $ 11.18      $ 9.81      $  9.02     $   7.05
                                                         -----------  -----------  ---------  -----------  ------------
                                                         -----------  -----------  ---------  -----------  ------------
TOTAL INVESTMENT RETURN................................      6.34%       17.27%      13.87%       34.06%      (20.78)%
RATIOS AND SUPPLEMENTAL DATA
  Total net assets, end of period
   (000's omitted).....................................   $37,336      $29,000      $3,739      $   710      $   320
                                                         -----------  -----------  ---------  -----------  ------------
                                                         -----------  -----------  ---------  -----------  ------------
  Ratio of expenses to average net assets..............      1.00%        1.04%       1.18%        1.53%        1.48%
  Decrease reflected in above expense ratio due to
   expense limitations.................................     --            0.10%       1.79%       11.17%       10.80%
  Ratio of net investment income to average net
   assets..............................................      5.31%        4.69%       5.74%        5.00%        5.95%
  Portfolio turnover rate..............................     64.18%       38.37%      17.57%       53.79%       47.16%

                                 THE GCG TRUST

5.  FINANCIAL HIGHLIGHTS (CONTINUED)
    Selected data for a share of beneficial interest outstanding throughout each period.

                                                                    FULLY MANAGED SERIES
                                                -----------------------------------------------------------
                                                   1994         1993         1992        1991       1990
                                                ----------  ------------  ----------  ----------  ---------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period........   $ 12.99     $   12.43     $ 11.94     $  9.51     $10.16
                                                ----------  ------------  ----------  ----------  ---------
    Net investment income.....................      0.35          0.19        0.28        0.29       0.33
    Net gain (loss) on securities -- realized
     and unrealized...........................     (1.29)         0.75        0.49        2.43      (0.65)
                                                ----------  ------------  ----------  ----------  ---------
  Total from investment operations............     (0.94)         0.94        0.77        2.72      (0.32)
                                                ----------  ------------  ----------  ----------  ---------
  Less distributions:
    Dividends from investment income..........     (0.35)        (0.19)      (0.28)      (0.29)     (0.33)
    Distributions from capital gains..........      0.00         (0.19)       0.00        0.00       0.00
                                                ----------  ------------  ----------  ----------  ---------
  Total distributions.........................     (0.35)        (0.38)      (0.28)      (0.29)     (0.33)
                                                ----------  ------------  ----------  ----------  ---------
  Net asset value, end of period..............   $ 11.70      $  12.99    $  12.43     $ 11.94     $ 9.51
                                                -----------  -----------  ----------  ----------  ---------
                                                -----------  -----------  ----------  ----------  ---------
TOTAL INVESTMENT RETURN.......................     (7.27)%        7.59%       6.23%      28.93%     (3.18)%
RATIOS AND SUPPLEMENTAL DATA
  Total net assets, end of period
   (000's omitted)............................   $99,854      $108,690     $37,696     $10,031     $5,426
                                                ----------   -----------  ----------  ----------  ---------
                                                ----------   -----------  ----------  ----------  ---------
  Ratio of expenses to average net assets.....      1.00%         1.01%       1.04%       1.50%      1.52%
  Decrease reflected in above expense ratio
   due to expense limitations.................     --             0.04%       0.20%       0.68%      1.27%
  Ratio of net investment income to average
   net assets.................................      2.62%         2.12%       2.38%       2.71%      3.38%
  Portfolio turnover rate.....................     66.06%        54.89%      27.37%      68.21%     99.59%

                                 THE GCG TRUST

5.  FINANCIAL HIGHLIGHTS (CONTINUED)
    Selected data for a share of beneficial interest outstanding throughout each period.

                                                                   MULTIPLE ALLOCATION SERIES
                                                --------------------------------------------------------------
                                                    1994         1993        1992         1991         1990
                                                -----------  -----------  -----------  ----------  -----------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period........   $  11.89     $  11.41     $  11.73     $ 10.26     $  10.34
                                                -----------  -----------  -----------  ----------  -----------
    Net investment income.....................       0.42         0.24         0.42        0.49         0.57
    Net gain (loss) on securities -- realized
     and unrealized...........................      (0.56)        1.03        (0.18)       1.57        (0.08)
                                                -----------  -----------  -----------  ----------  -----------
  Total from investment operations............      (0.14)        1.27         0.24        2.06         0.49
                                                -----------  -----------  -----------  ----------  -----------
  Less distributions:
    Dividends from investment income..........      (0.42)       (0.24)       (0.42)      (0.49)       (0.57)
    Distributions from capital gains..........       0.00        (0.55)       (0.14)      (0.10)        0.00
                                                -----------  -----------  -----------  ----------  -----------
  Total distributions.........................      (0.42)       (0.79)       (0.56)      (0.59)       (0.57)
                                                -----------  -----------  -----------  ----------  -----------
  Net asset value, end of period..............   $  11.33    $   11.89     $  11.41     $ 11.73     $  10.26
                                                -----------  -----------  -----------  ----------  -----------
                                                -----------  -----------  -----------  ----------  -----------
TOTAL INVESTMENT RETURN.......................      (1.18)%      11.13%        1.88%      20.02%        4.74%
RATIOS AND SUPPLEMENTAL DATA
  Total net assets, end of period
   (000's omitted)............................   $299,392     $274,231     $116,040     $58,578      $24,347
                                                -----------  -----------  -----------  ----------   ----------
                                                -----------  -----------  -----------  ----------   ----------
  Ratio of expenses to average net assets.....       1.00%        1.01%        1.09%       1.33%        1.24%
  Decrease reflected in above expense ratio
   due to expense limitations.................      --            0.03%        0.10%       0.13%        0.68%
  Ratio of net investment income to average
   net assets.................................       3.56%        2.75%        3.65%       4.43%        5.73%
  Portfolio turnover rate.....................     291.00%      348.34%       92.68%      69.51%      162.45%

                                 THE GCG TRUST

5.  FINANCIAL HIGHLIGHTS (CONTINUED)
    Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                    CAPITAL APPRECIATION SERIES
                                                                               -----------------------------------
                                                                                  1994         1993       1992(1)
                                                                               ----------   ----------   ---------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period.......................................   $ 11.76      $ 11.00     $ 10.00
                                                                               ----------   ----------  ----------
    Net investment income....................................................      0.23         0.13        0.12
    Net gain (loss) on securities -- realized and unrealized.................     (0.42)        0.78        1.00
                                                                               ----------   ----------  ----------
  Total from investment operations...........................................     (0.19)        0.91        1.12
                                                                               ----------   ----------  ----------
  Less distributions:
    Dividends from investment income.........................................     (0.23)       (0.13)      (0.12)
    Distributions from capital gains.........................................      0.00        (0.02)       0.00
                                                                               ----------   ----------  ----------
  Total distributions........................................................     (0.23)       (0.15)      (0.12)
                                                                               ----------   ----------  ----------
                                                                               ----------   ----------  ----------
  Net asset value, end of period.............................................   $ 11.34      $ 11.76     $ 11.00
                                                                               ----------   ----------  ----------
                                                                               ----------   ----------  ----------
TOTAL INVESTMENT RETURN......................................................     (1.59)%       8.31%      10.87%*
RATIOS AND SUPPLEMENTAL DATA
  Total net assets, end of period
   (000's omitted)...........................................................   $88,890      $87,219     $18,645
                                                                               ----------   ----------  ---------
                                                                               ----------   ----------  ---------
  Ratio of expenses to average net assets....................................      1.00%        1.02%       0.91%*
  Decrease reflected in above expense ratio due to expense limitations.......     --            0.04%       0.27%*
  Ratio of net investment income to average net assets.......................      1.96%        1.69%       2.06%*
  Portfolio turnover rate....................................................     83.64%       66.82%       5.52%

                                 THE GCG TRUST

5.  FINANCIAL HIGHLIGHTS (CONTINUED)
    Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                      RISING DIVIDENDS SERIES
                                                                                      -----------------------
                                                                                         1994        1993(2)
                                                                                      ----------  -----------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period..............................................   $ 10.30      $ 10.00
                                                                                      ----------   -----------
    Net investment income...........................................................      0.14         0.01
    Net gain (loss) on securities -- realized and unrealized........................     (0.08)        0.30
                                                                                      ---------    -----------
  Total from investment operations..................................................      0.06         0.31
                                                                                      ---------    -----------
  Less distributions:
    Dividends from investment income................................................     (0.14)       (0.01)
    Distributions from capital gains................................................      0.00         0.00
                                                                                      ---------    -----------
  Total distributions...............................................................     (0.14)       (0.01)
                                                                                      ---------    -----------
  Net asset value, end of period....................................................   $ 10.22      $ 10.30
                                                                                      ---------    -----------
                                                                                      ---------    -----------
TOTAL INVESTMENT RETURN.............................................................      0.59%        3.10%**
RATIOS AND SUPPLEMENTAL DATA
  Total net assets, end of period (000's omitted)...................................   $50,712      $14,430
                                                                                      ----------   -----------
                                                                                      ----------   -----------
  Ratio of expenses to average net assets...........................................      1.00%        0.24%**
  Ratio of net investment income to average net assets..............................      1.88%        0.34%**
  Portfolio turnover rate...........................................................     25.99%        2.79%

                                 THE GCG TRUST

5.  FINANCIAL HIGHLIGHTS (CONTINUED)
    Selected data for a share of beneficial interest outstanding throughout each period.

                                                                 EMERGING MARKETS SERIES
                                                                 ------------------------    MARKET MANAGER
                                                                    1994        1993(2)        SERIES (3)
                                                                 -----------  -----------  ------------------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period.........................   $ 12.44      $ 10.00          $10.00
                                                                 -----------  -----------       ----------
    Net investment income......................................      0.00         0.00            0.02
    Net gain (loss) on securities -- realized and unrealized...     (1.89)        2.44            0.02
                                                                 -----------  -----------      ----------
  Total from investment operations.............................     (1.89)        2.44            0.04
                                                                 -----------  -----------      ----------
  Less distributions:
    Dividends from investment income...........................      0.00         0.00           (0.02)
    Distributions from capital gains...........................     (0.47)        0.00            0.00
                                                                 -----------  -----------      ----------
  Total distributions..........................................     (0.47)        0.00           (0.02)
                                                                 -----------  -----------      ----------
  Net asset value, end of period...............................   $ 10.08      $ 12.44          $10.02
                                                                 -----------  -----------      ----------
                                                                 -----------  -----------      ----------
TOTAL INVESTMENT RETURN........................................    (15.18)%      24.40%**         0.44%**
RATIOS AND SUPPLEMENTAL DATA
  Total net assets, end of period (000's omitted)..............   $65,224      $31,181          $2,754
                                                                 -----------  -----------      ----------
                                                                 -----------  -----------      ----------
  Ratio of expenses to average net assets......................      1.73%        0.38%**         0.00%(5)**
  Ratio of net investment income to average net assets.........      0.03%        0.00%**         0.65%**
  Portfolio turnover rate......................................    105.88%        0.00%          --

------------------------
  * Annualized.
 ** Not annualized.

(1) Commencement of operations on May 4, 1992.

(2) Commencement of operations on October 4, 1993.

(3) Commencement of operations on November 14, 1994.

(4) In addition to net realized and unrealized gain on investments, this amount includes an increase (decrease) in net asset value per share resulting from the timing and issuances or redemptions of Series' shares in relation to fluctuating market values for the portfolio.

(5) During the period November 14, 1994 through December 31, 1994, all fund operating expenses have been waived and would have been equal to 0.13% of average net assets.